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                         LINCOLN BENEFIT LIFE COMPANY

                         Supplement Dated May 1, 2011
                To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2011
                   CONSULTANT I PROSPECTUS DATED MAY 1, 2011
                  LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004
                  CONSULTANT II PROSPECTUS DATED MAY 1, 2004
                 PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

   The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

                           SUPPLEMENTAL INFORMATION
                      ABOUT LINCOLN BENEFIT LIFE COMPANY

                                     INDEX

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
Item 3(c)   Risk Factors...............................................................   1
Item 11(a)  Description of Business....................................................   8
Item 11(b)  Description of Property....................................................  10
Item 11(c)  Legal Proceedings..........................................................  10
Item 11(e)  Financial Statements and Notes to Financial Statements.....................  10
Item 11(f)  Selected Financial Data....................................................  44
Item 11(h)  Management's Discussion and Analysis of Financial Condition and Results of
              Operations...............................................................  44
Item 11(j)  Quantitative and Qualitative Disclosures About Market Risk.................  59
Item 11(k)  Directors, Executive Officers, Promoters and Control Persons...............  59
Item 11(l)  Executive Compensation.....................................................  61
Item 11(m)  Security Ownership of Certain Beneficial Owners and Management.............  87
Item 11(n)  Transactions with Related Persons, Promoters and Certain Control Persons...  89
Other Information......................................................................  91

ITEM 3(C). RISK FACTORS

   This document contains "forward-looking statements" that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

   These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like "plans," "seeks," "expects," "will," "should," "anticipates," "estimates," "intends," "believes," "likely," "targets" and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

   In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other financial services. These risks

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constitute our cautionary statements under the Private Securities Litigation
Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the Securities and Exchange Commission ("SEC") or in materials incorporated therein by reference.

CHANGES IN UNDERWRITING AND ACTUAL EXPERIENCE COULD MATERIALLY AFFECT PROFITABILITY OF BUSINESS CEDED TO ALLSTATE LIFE INSURANCE COMPANY ("ALIC")

   Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business, which is ceded to ALIC. We establish target returns for each product based upon these factors and the average amount of capital that we and ALIC must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage our pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products or distribution relationships and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

   ALIC's profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies to ensure recovery of acquisition expenses, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business ceded to ALIC.

CHANGES IN RESERVE ESTIMATES MAY ADVERSELY AFFECT OUR OPERATING RESULTS CEDED TO ALIC

   The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves may be required which could have a material adverse effect on our operating results ceded to ALIC.

CHANGES IN MARKET INTEREST RATES MAY LEAD TO A SIGNIFICANT DECREASE IN THE SALES AND PROFITABILITY OF SPREAD-BASED PRODUCTS CEDED TO ALIC

   Our ability to manage our spread-based products, such as fixed annuities, is dependent upon maintaining profitable spreads between investment yields and interest crediting rates on business ceded to ALIC. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to lower sales and/or changes in the level of policy loans, surrenders and withdrawals. Non-parallel shifts in interest rates, such as increases in short-term rates without accompanying increases in medium- and long-term rates, can influence customer demand for fixed annuities, which could impact the level and profitability of new customer deposits. Increases in market interest rates can also have negative effects on the business ceded to ALIC, for example by increasing the attractiveness of other investments to our customers, which can lead to higher surrenders at a time when our fixed income investment asset values are lower as a result

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of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on the business ceded to ALIC.

A LOSS OF KEY PRODUCT DISTRIBUTION RELATIONSHIPS COULD MATERIALLY AFFECT SALES, RESULTS OF OPERATIONS AND CASH FLOWS CEDED TO ALIC

   Certain products are distributed under agreements with other members of the financial services industry that are not affiliated with us. Termination of one or more of these agreements due to, for example, a change in control of one of these distributors or market conditions that make it difficult to achieve our target return on certain products, resulting in relatively uncompetitive pricing, or a decision by us to discontinue selling products through a distribution channel, could have a detrimental effect on our sales, results of operations or cash flows ceded to ALIC if it were to result in an elevated level of surrenders of in-force contracts sold through terminated distribution relationships.

CHANGES IN TAX LAWS MAY DECREASE SALES AND PROFITABILITY OF PRODUCTS CEDED TO
ALIC

   Under current federal and state income tax law, certain products we offer, primarily life insurance and annuities, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress from time to time considers legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress also considers proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material adverse effect on ALIC's profitability and financial condition or our ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

RISKS RELATING TO INVESTMENTS

WE ARE SUBJECT TO MARKET RISK AND DECLINES IN CREDIT QUALITY WHICH MAY ADVERSELY IMPACT INVESTMENT INCOME, CAUSE ADDITIONAL REALIZED LOSSES, AND CAUSE INCREASED UNREALIZED LOSSES

   We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically defined as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market's perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies.

   A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio's average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized losses on securities.

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DETERIORATING FINANCIAL PERFORMANCE IMPACTING SECURITIES COLLATERALIZED BY
RESIDENTIAL AND COMMERCIAL MORTGAGE LOANS MAY LEAD TO WRITE-DOWNS AND IMPACT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITION

   Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

CONCENTRATION OF OUR INVESTMENT PORTFOLIO IN ANY PARTICULAR SEGMENT OF THE ECONOMY MAY HAVE ADVERSE EFFECTS ON OUR OPERATING RESULTS AND FINANCIAL CONDITION

   The concentration of our investment portfolio in any particular industry, collateral types, group of related industries or geographic sector could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

THE DETERMINATION OF THE AMOUNT OF REALIZED CAPITAL LOSSES RECORDED FOR IMPAIRMENTS OF OUR INVESTMENTS IS HIGHLY SUBJECTIVE AND COULD MATERIALLY IMPACT OUR OPERATING RESULTS AND FINANCIAL CONDITION

   The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. There can be no assurance that we have accurately assessed the level of or amounts recorded for other-than-temporary impairments taken in our financial statements. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

THE DETERMINATION OF THE FAIR VALUE OF OUR FIXED INCOME SECURITIES IS HIGHLY SUBJECTIVE AND COULD MATERIALLY IMPACT OUR OPERATING RESULTS AND FINANCIAL CONDITION

   In determining fair values we generally utilize market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets' fair values. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income in shareholder's equity. Changing market conditions could materially effect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly. Determining fair value is highly subjective and could materially impact our operating results and financial condition.

RISKS RELATING TO THE INSURANCE INDUSTRY

OUR FUTURE RESULTS ARE DEPENDENT IN PART ON OUR ABILITY TO SUCCESSFULLY OPERATE IN AN INSURANCE INDUSTRY THAT IS HIGHLY COMPETITIVE

   The insurance industry is highly competitive. Our competitors include other insurers and, because many of our products include a savings or investment component, securities firms, investment advisers, mutual funds, banks and other financial institutions. Many of our competitors have well-established national reputations and market similar products. Because of the competitive nature of the insurance industry, including competition for producers such as exclusive and independent agents, there can be no assurance that we will continue to

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effectively compete with our industry rivals, or that competitive pressures will not have a material adverse effect on our business or operating results ceded to ALIC. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets. Our ability to successfully operate may also be impaired if we are not effective in filling critical leadership positions, in developing the talent and skills of our human resources, in assimilating new executive talent into our organization, or in deploying human resource talent consistently with our business goals.

DIFFICULT CONDITIONS IN THE ECONOMY GENERALLY COULD ADVERSELY AFFECT OUR BUSINESS AND OPERATING RESULTS

   As with most businesses, we believe difficult conditions in the economy, such as significant negative macroeconomic trends, including relatively high and sustained unemployment, reduced consumer spending, lower home prices, and substantial increases in delinquencies on consumer debt, including defaults on home mortgages, and the relatively low availability of credit could have an adverse effect on our business and operating results.

   General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Consumer behavior changes could include decreased demand for our products. In addition, holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

THERE CAN BE NO ASSURANCE THAT ACTIONS OF THE U.S. FEDERAL GOVERNMENT, FEDERAL RESERVE AND OTHER GOVERNMENTAL AND REGULATORY BODIES FOR THE PURPOSE OF STABILIZING THE FINANCIAL MARKETS AND STIMULATING THE ECONOMY WILL ACHIEVE THE INTENDED EFFECT

   In response to the financial crises affecting the banking system, the financial markets and the broader economy in recent years, the U.S. federal government, the Federal Reserve and other governmental and regulatory bodies have taken actions such as purchasing mortgage-backed and other securities from financial institutions, investing directly in banks, thrifts and bank and savings and loan holding companies and increasing federal spending to stimulate the economy. There can be no assurance as to the long term impact such actions will have on the financial markets or on economic conditions, including potential inflationary affects. Continued volatility and any further economic deterioration could materially and adversely affect our business, financial condition and results of operations.

LOSSES FROM LITIGATION MAY BE MATERIAL TO OUR OPERATING RESULTS OR CASH FLOWS CEDED TO ALIC

   As is typical for a large company, our ultimate parent The Allstate Corporation and its subsidiaries are involved in various legal actions, including class action litigation challenging a range of company practices and coverage provided by our insurance products. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to our operating results or cash flows ceded to ALIC for a particular annual period.

WE ARE SUBJECT TO EXTENSIVE REGULATION AND POTENTIAL FURTHER RESTRICTIVE REGULATION MAY INCREASE OUR OPERATING COSTS AND LIMIT OUR GROWTH

   As an insurance company with separate accounts that are regulated as investment companies, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Moreover, they are administered and enforced by a number of different governmental authorities, including state insurance regulators, state securities administrators, the SEC, the FINRA, the U.S. Department of Justice, and state attorneys general, each of which exercises a degree of interpretive latitude. Consequently, we are subject to the risk that compliance with any particular regulator's or enforcement authority's interpretation of a legal issue may not result in compliance with another's interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator's or enforcement authority's interpretation of a

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legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator's or enforcement authority's interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow and improve the profitability of our business ceded to ALIC. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to grow and improve the profitability of our business ceded to ALIC.

   In recent years, the state insurance regulatory framework has come under public scrutiny and members of Congress have discussed proposals to provide for federal chartering of insurance companies. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance regulation.

REGULATORY REFORMS, AND THE MORE STRINGENT APPLICATION OF EXISTING REGULATIONS, MAY MAKE IT MORE EXPENSIVE FOR US TO CONDUCT OUR BUSINESS

   The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the establishment of a Federal Insurance Office within the Department of Treasury.

   These regulatory reforms and any additional legislation or regulatory requirements imposed upon us in connection with the federal government's regulatory reform of the financial services industry and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business.

REINSURANCE MAY BE UNAVAILABLE AT CURRENT LEVELS AND PRICES, WHICH MAY LIMIT OUR ABILITY TO WRITE NEW BUSINESS

   Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, either ALIC would have to accept an increase in exposure risk, or we would have to reduce our insurance writings, or develop or seek other alternatives.

REINSURANCE SUBJECTS US TO THE CREDIT RISK OF OUR REINSURERS AND MAY NOT BE ADEQUATE TO PROTECT US AGAINST LOSSES ARISING FROM CEDED INSURANCE, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATING RESULTS CEDED TO ALIC

   The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material adverse effect on operating results ceded to ALIC.

A LARGE SCALE PANDEMIC, THE CONTINUED THREAT OF TERRORISM OR ONGOING MILITARY ACTIONS MAY HAVE AN ADVERSE EFFECT ON THE LEVEL OF CLAIM LOSSES WE INCUR AND CEDE TO ALIC, THE VALUE OF OUR INVESTMENT PORTFOLIO, OUR COMPETITIVE POSITION, MARKETABILITY OF PRODUCT OFFERINGS, LIQUIDITY AND OPERATING RESULTS

   A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or ongoing military and other actions and heightened security measures in response to these types of threats, may cause

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significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the United States, Europe and elsewhere, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material adverse effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

A DOWNGRADE IN ALIC'S FINANCIAL STRENGTH RATINGS MAY HAVE AN ADVERSE EFFECT ON OUR COMPETITIVE POSITION, THE MARKETABILITY OF OUR PRODUCT OFFERINGS, AND OUR LIQUIDITY, OPERATING RESULTS CEDED TO ALIC AND FINANCIAL CONDITION

   Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company's business. On an ongoing basis, rating agencies review the financial performance and condition of insurers and could downgrade or change the outlook on an insurer's ratings due to, for example, a change in an insurer's statutory capital; a change in a rating agency's determination of the amount of risk-adjusted capital required to maintain a particular rating; an increase in the perceived risk of an insurer's investment portfolio; a reduced confidence in management or a host of other considerations that may or may not be under the insurer's control. The insurance financial strength ratings of ALIC from A.M. Best, Standard & Poor's and Moody's are subject to continuous review, and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material adverse effect on our sales, our competitiveness, the marketability of our product offerings, and our liquidity and operating results ceded to ALIC.

CHANGES IN ACCOUNTING STANDARDS ISSUED BY THE FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") OR OTHER STANDARD-SETTING BODIES MAY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITION

   Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material adverse effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

THE CHANGE IN OUR UNRECOGNIZED TAX BENEFIT DURING THE NEXT 12 MONTHS IS SUBJECT TO UNCERTAINTY

   We have disclosed our estimate of net unrecognized tax benefits and the reasonably possible increase or decrease in its balance during the next 12 months in Note 10 of the financial statements. However, actual results may differ from our estimate for reasons such as changes in our position on specific issues, developments with respect to the governments' interpretations of income tax laws or changes in judgment resulting from new information obtained in audits or the appeals process.

THE OCCURRENCE OF EVENTS UNANTICIPATED IN OUR DISASTER RECOVERY SYSTEMS AND MANAGEMENT CONTINUITY PLANNING OR A SUPPORT FAILURE FROM EXTERNAL PROVIDERS DURING A DISASTER COULD IMPAIR OUR ABILITY TO CONDUCT BUSINESS EFFECTIVELY

   The occurrence of a disaster such as a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations ceded to ALIC and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems. In the event that a significant number of our managers could be unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

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ITEM 11(A).DESCRIPTION OF BUSINESS

   Lincoln Benefit Life Company ("Lincoln Benefit") was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation" or "Allstate"), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the "You're In Good Hands With Allstate(R)" slogan, Allstate is reinventing protection and retirement to help individuals in approximately 16 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto insurance and homeowners insurance through more than 13,000 exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate is the 2/nd/ largest personal property and casualty insurer in the United States on the basis of 2009 statutory direct premiums earned. In addition, according to A.M. Best, it is the nation's 16/th/ largest issuer of life insurance business on the basis of 2009 ordinary life insurance in force and 21/st/ largest on the basis of 2009 statutory admitted assets.

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   In our reports, we occasionally refer to statutory financial information.
All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). We frequently use industry publications containing statutory financial information to assess our competitive position.

   We provide life insurance, retirement and investment products. Our principal products are interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate. We sell products through multiple intermediary distribution channels, including Allstate exclusive agencies and exclusive financial specialists and independent agents (including master brokerage agencies). Through March 31, 2010, we also sold products through broker-dealers. Although we continue to service in force contracts sold through this distribution channel, we no longer solicit new sales through direct relationships with broker-dealers.

   We compete on a wide variety of factors, including the scope of our distribution systems, the type of our product offerings, the recognition of our brands, our financial strength and ratings, our differentiated product features and prices, and the level of customer service that we provide.

   The market for life insurance, retirement and investment products continues to be highly fragmented and competitive. As of December 31, 2010, there were approximately 470 groups of life insurance companies in the United States, most of which offered one or more similar products. In addition, because many of these products include a savings or investment component, our competition includes domestic and foreign securities firms, investment advisors, mutual funds, banks and other financial institutions. Competitive pressure continues to grow due to several factors, including cross marketing alliances between unaffiliated businesses, as well as consolidation activity in the financial services industry.

   We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers. Assets that support general account product liabilities are owned and managed by ALIC under the terms of the reinsurance agreements.

   Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state regulatory agency. In general, such regulation is intended for the protection of those who purchase or use insurance products. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurance company licensing and examination, agent licensing, price setting, trade practices, policy forms, statutory accounting methods, corporate governance, the nature and amount of investments, claims practices, participation in guaranty funds, reserve adequacy, insurer solvency, transactions with affiliates, the payment of dividends, and underwriting standards. For a discussion of statutory financial information, see Note 11 of the financial statements. For a discussion of regulatory contingencies, see
Note 9 of the financial statements. Notes 9 and 11 are incorporated in this
Item 11(a) by reference.

   In recent years, the state insurance regulatory framework has come under increased federal scrutiny. Legislation that would provide for increased federal regulation of insurance, including the federal chartering of insurance companies, has been proposed. Moreover, as part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act was enacted. Hundreds of regulations must be promulgated and implemented pursuant to this new law, and we cannot predict what the final regulations will require but do not expect a material impact on Lincoln Benefit's operations. The new law also creates the Federal Office of Insurance ("FIO") within the Treasury Department. The FIO will monitor the insurance industry, provide advice to the new Financial Stability Oversight Council, represent the U.S. on international insurance matters and study the current regulatory system and submit a report to Congress in 2012. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance business or what effect any such measures would have on Lincoln Benefit.

ITEM 11(B).DESCRIPTION OF PROPERTY

   Lincoln Benefit occupies office space in Lincoln, Nebraska and Northbrook, Illinois that is owned by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on a direct basis.

ITEM 11(C).LEGAL PROCEEDINGS

   Information required for Item 11(c) is incorporated by reference to the discussion under the heading "Regulation and Compliance" and under the heading "Legal and regulatory proceedings and inquiries" in Note 9 of the financial statements.

ITEM 11(E).FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         LINCOLN BENEFIT LIFE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------
                                                      2010    2009     2008
  ($ IN THOUSANDS)                                   ------- ------- -------
  REVENUES
  Net investment income............................. $12,067 $11,783 $13,940
  Realized capital gains and losses.................     694   1,480   5,952
                                                     ------- ------- -------
  INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE..  12,761  13,263  19,892
  Income tax expense................................   4,451   4,634   6,918
                                                     ------- ------- -------
  NET INCOME........................................   8,310   8,629  12,974
                                                     ------- ------- -------
  OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.   4,584   5,783  (4,351)
                                                     ------- ------- -------
  COMPREHENSIVE INCOME.............................. $12,894 $14,412 $ 8,623
                                                     ======= ======= =======



                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                       STATEMENTS OF FINANCIAL POSITION

                                                                                      DECEMBER 31,
                                                                                 -----------------------
                                                                                    2010        2009
($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                          ----------- -----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $304,848 and
     $299,787).................................................................. $   320,456 $   308,343
   Short-term, at fair value (amortized cost $11,593 and $8,557)................      11,593       8,557
                                                                                 ----------- -----------
       Total investments........................................................     332,049     316,900
Cash............................................................................       3,550      10,063
Reinsurance recoverable from Allstate Life Insurance Company....................  18,365,058  18,689,074
Reinsurance recoverable from non-affiliates.....................................   1,906,574   1,766,824
Other assets....................................................................     105,159     110,400
Separate accounts...............................................................   2,017,185   2,039,647
                                                                                 ----------- -----------
       TOTAL ASSETS............................................................. $22,729,575 $22,932,908
                                                                                 =========== ===========
LIABILITIES
Contractholder funds............................................................ $17,247,071 $17,633,027
Reserve for life-contingent contract benefits...................................   3,011,317   2,805,387
Unearned premiums...............................................................      19,478      21,656
Deferred income taxes...........................................................       5,833       3,300
Payable to affiliates, net......................................................       4,931      14,749
Current income taxes payable....................................................       4,386       4,656
Other liabilities and accrued expenses..........................................      93,507      97,513
Separate accounts...............................................................   2,017,185   2,039,647
                                                                                 ----------- -----------
       TOTAL LIABILITIES........................................................  22,403,708  22,619,935
                                                                                 ----------- -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30 thousand shares authorized, 25 thousand shares
  issued and outstanding........................................................       2,500       2,500
Additional capital paid-in......................................................     180,000     180,000
Retained income.................................................................     133,222     124,912
Accumulated other comprehensive income:
   Unrealized net capital gains and losses......................................      10,145       5,561
                                                                                 ----------- -----------
       Total accumulated other comprehensive income.............................      10,145       5,561
                                                                                 ----------- -----------
       TOTAL SHAREHOLDER'S EQUITY...............................................     325,867     312,973
                                                                                 ----------- -----------
       TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............................... $22,729,575 $22,932,908
                                                                                 =========== ===========

                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                     YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2010     2009      2008
($ IN THOUSANDS)                                   -------- --------  --------
COMMON STOCK...................................... $  2,500 $  2,500  $  2,500
                                                   -------- --------  --------
ADDITIONAL CAPITAL PAID-IN........................  180,000  180,000   180,000
                                                   -------- --------  --------
RETAINED INCOME
Balance, beginning of year........................  124,912  116,283   103,309
Net income........................................    8,310    8,629    12,974
                                                   -------- --------  --------
Balance, end of year..............................  133,222  124,912   116,283
                                                   -------- --------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year........................    5,561     (222)    4,129
Change in unrealized net capital gains and losses.    4,584    5,783    (4,351)
                                                   -------- --------  --------
Balance, end of year..............................   10,145    5,561      (222)
                                                   -------- --------  --------
TOTAL SHAREHOLDER'S EQUITY........................ $325,867 $312,973  $298,561
                                                   ======== ========  ========


                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                           STATEMENTS OF CASH FLOWS

                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                         2010       2009      2008
($ IN THOUSANDS)                                                       --------  ---------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................ $  8,310  $   8,629  $ 12,974
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
   Amortization and other non-cash items..............................    1,241        932       143
   Realized capital gains and losses..................................     (694)    (1,480)   (5,952)
   Changes in:
       Policy benefit and other insurance reserves....................    4,240     19,349    (5,052)
       Income taxes...................................................     (205)    (2,174)    2,065
       Receivable/payable to affiliates, net..........................   (9,818)   (21,280)   14,117
       Other operating assets and liabilities.........................     (943)       369   (24,195)
                                                                       --------  ---------  --------
          Net cash provided by (used in) operating activities.........    2,131      4,345    (5,900)
                                                                       --------  ---------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities........................   27,166     46,330   101,584
Collections on fixed income securities................................   38,691     35,334     7,693
Purchases of fixed income securities..................................  (71,478)  (151,234)  (64,497)
Change in short-term investments, net.................................   (3,023)    72,143   (54,347)
                                                                       --------  ---------  --------
          Net cash (used in) provided by investing activities.........   (8,644)     2,573    (9,567)
                                                                       --------  ---------  --------
NET (DECREASE) INCREASE IN CASH.......................................   (6,513)     6,918   (15,467)
CASH AT BEGINNING OF YEAR.............................................   10,063      3,145    18,612
                                                                       --------  ---------  --------
CASH AT END OF YEAR................................................... $  3,550  $  10,063  $  3,145
                                                                       ========  =========  ========


                      See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

   The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

   The Company sells life insurance, retirement and investment products. The principal products are interest-sensitive, traditional and variable life insurance and fixed annuities including deferred and immediate.

   The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. For 2010, the top geographic locations for statutory premiums and annuity considerations were California, Florida and Texas. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. All statutory premiums and annuity considerations are ceded under reinsurance agreements. The Company distributes its products through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, and independent agents (including master brokerage agencies).

   The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates and credit spreads. The Company also has certain exposures to changes in equity prices in its equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with reinsurance agreements. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets. This risk arises from the Company's investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets.

   The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress from time to time considers legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress also considers proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company's products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company's and ALIC's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

   Fixed income securities include bonds, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

   Short-term investments, including money market funds and other short-term investments, are carried at fair value.

   Investment income consists primarily of interest and is recognized on an accrual basis using the effective yield method. Interest income for certain RMBS, CMBS and ABS is determined considering estimated principal repayments obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated on a retrospective basis when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable.

   Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

   The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security's fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of a fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income ("OCI").

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

   The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Amounts reflected in the Statements of Operations and Comprehensive Income are presented net of reinsurance.

   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

   Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

   Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

   Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed annuities are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index.

   Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to the contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

REINSURANCE

   The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

   Investment income earned on the assets that support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

INCOME TAXES

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on investments. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

   The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 7). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

CONTRACTHOLDER FUNDS

   Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 7). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

SEPARATE ACCOUNTS

   Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The risk and associated cost of these contract guarantees are ceded to ALIC in accordance with the reinsurance agreements.

ADOPTED ACCOUNTING STANDARD

DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS

   In January 2010, the Financial Accounting Standards Board ("FASB") issued new accounting guidance which expands disclosure requirements relating to fair value measurements. The guidance adds requirements for disclosing amounts of and reasons for significant transfers into and out of Levels 1 and 2 and requires gross rather than net disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The guidance also provides clarification that fair value measurement disclosures are required for each class of assets and liabilities. Disclosures about the valuation techniques and inputs used to measure fair value for measurements that fall in either Level 2 or Level 3 are also required. The Company adopted the provisions of the new guidance as of December 31, 2010, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are required for fiscal years beginning after December 15, 2010. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only; and therefore, the adoption had no impact on the Company's results of operations or financial position.

PENDING ACCOUNTING STANDARD

CONSOLIDATION ANALYSIS CONSIDERING INVESTMENTS HELD THROUGH SEPARATE ACCOUNTS

   In April 2010, the FASB issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation. The guidance is effective for fiscal years beginning after December 15, 2010 with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

   The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $204.8 million, $202.9 million and $227.0 million in 2010, 2009 and 2008, respectively. Of these costs, the Company retains investment related expenses on the invested assets of the Company. All other costs are ceded to ALIC under the reinsurance agreements.

BROKER-DEALER AGREEMENTS

   The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $6.9 million, $4.6 million and $5.1 million in 2010, 2009 and 2008, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

   The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $8.5 million, $9.1 million and $18.4 million in 2010, 2009 and 2008, respectively, that were ceded to ALIC.

REINSURANCE

   The following table summarizes amounts that were ceded to ALIC and reported net in the Statements of Operations and Comprehensive Income under the reinsurance agreements:

                                                 2010       2009       2008
  ($ IN THOUSANDS)                            ---------- ---------- ----------
  Premiums and contract charges.............. $  782,113 $  734,369 $  691,267
  Interest credited to contractholder funds,
    contract benefits and expenses...........  1,683,487  1,621,011  1,468,505

   Reinsurance recoverables due from ALIC totaled $18.37 billion and $18.69 billion as of December 31, 2010 and 2009, respectively.

INCOME TAXES

   The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 10).

INTERCOMPANY LOAN AGREEMENT

   The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2010 and 2009.

4. INVESTMENTS

FAIR VALUES

   The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                 GROSS UNREALIZED
                                       AMORTIZED ---------------   FAIR
                                         COST     GAINS   LOSSES   VALUE
     ($ IN THOUSANDS)                  --------- ------- -------  --------
     DECEMBER 31, 2010
     U.S. government and agencies..... $ 70,426  $ 3,513 $  (383) $ 73,556
     Municipal........................    2,999      177      --     3,176
     Corporate........................  154,261    9,345     (19)  163,587
     Foreign government...............    4,998       92      --     5,090
     RMBS.............................   55,376    2,429      (3)   57,802
     CMBS.............................    8,523      427     (87)    8,863
     ABS..............................    8,265      117      --     8,382
                                       --------  ------- -------  --------
        Total fixed income securities. $304,848  $16,100 $  (492) $320,456
                                       ========  ======= =======  ========
     DECEMBER 31, 2009
     U.S. government and agencies..... $ 79,982  $ 1,852 $  (283) $ 81,551
     Municipal........................    2,999       96      --     3,095
     Corporate........................  131,466    6,192     (85)  137,573
     RMBS.............................   66,326    1,733     (84)   67,975
     CMBS.............................   10,520       57    (873)    9,704
     ABS..............................    8,494       --     (49)    8,445
                                       --------  ------- -------  --------
        Total fixed income securities. $299,787  $ 9,930 $(1,374) $308,343
                                       ========  ======= =======  ========

SCHEDULED MATURITIES

   The scheduled maturities for fixed income securities are as follows as of December 31, 2010:

                                                   AMORTIZED  FAIR
                                                     COST     VALUE
           ($ IN THOUSANDS)                        --------- --------
           Due in one year or less................ $  4,501  $  4,585
           Due after one year through five years..  151,933   159,481
           Due after five years through ten years.   76,126    81,207
           Due after ten years....................    8,647     8,999
                                                   --------  --------
                                                    241,207   254,272
           RMBS and ABS...........................   63,641    66,184
                                                   --------  --------
              Total............................... $304,848  $320,456
                                                   ========  ========

   Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

   Net investment income for the years ended December 31 is as follows:

                                                2010     2009     2008
        ($ IN THOUSANDS)                      -------  -------  -------
        Fixed income securities.............. $12,480  $12,098  $13,302
        Short-term and other investments.....      21      107      992
                                              -------  -------  -------
           Investment income, before expense.  12,501   12,205   14,294
           Investment expense................    (434)    (422)    (354)
                                              -------  -------  -------
               Net investment income......... $12,067  $11,783  $13,940
                                              =======  =======  =======

REALIZED CAPITAL GAINS AND LOSSES

   The Company recognized net realized capital gains of $694 thousand, $1.5 million and $6.0 million in 2010, 2009 and 2008, respectively. Realized capital gains and losses in 2010 and 2009 did not include any other-than-temporary impairment losses and therefore, none were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2010 and 2009.

   Gross gains of $652 thousand, $1.5 million and $8.2 million were realized on sales of fixed income securities during 2010, 2009 and 2008, respectively. There were no gross losses realized on sales of fixed income securities in 2010 and 2008. Gross losses of $3 thousand were realized on sales of fixed income securities during 2009.

UNREALIZED NET CAPITAL GAINS AND LOSSES

   Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                GROSS UNREALIZED
                                                        FAIR    ---------------  UNREALIZED NET
                                                        VALUE    GAINS   LOSSES  GAINS (LOSSES)
($ IN THOUSANDS)                                       -------- ------- -------  --------------
DECEMBER 31, 2010
Fixed income securities............................... $320,456 $16,100 $  (492)    $15,608
Short-term investments................................   11,593      --      --          --
                                                                                    -------
   Unrealized net capital gains and losses, pre-tax...                               15,608
   Deferred income taxes..............................                               (5,463)
                                                                                    -------
   Unrealized net capital gains and losses, after-tax.                              $10,145
                                                                                    =======

                                                                GROSS UNREALIZED
                                                        FAIR    ---------------  UNREALIZED NET
                                                        VALUE    GAINS   LOSSES  GAINS (LOSSES)
                                                       -------- ------- -------  --------------
DECEMBER 31, 2009
Fixed income securities............................... $308,343 $ 9,930 $(1,374)    $ 8,556
Short-term investments................................    8,557      --      --          --
                                                                                    -------
   Unrealized net capital gains and losses, pre-tax...                                8,556
   Deferred income taxes..............................                               (2,995)
                                                                                    -------
   Unrealized net capital gains and losses, after-tax.                              $ 5,561
                                                                                    =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

   The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

                                                           2010     2009     2008
($ IN THOUSANDS)                                         -------  -------  -------
Fixed income securities................................. $ 7,052  $ 8,895  $(6,691)
Short-term investments..................................      --        2       (2)
                                                         -------  -------  -------
   Total................................................   7,052    8,897   (6,693)
Deferred income taxes...................................  (2,468)  (3,114)   2,342
                                                         -------  -------  -------
Increase (decrease) in unrealized net capital gains and
  losses................................................ $ 4,584  $ 5,783  $(4,351)
                                                         =======  =======  =======

PORTFOLIO MONITORING

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

   If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the

Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

   The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

   The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

                                  LESS THAN 12 MONTHS           12 MONTHS OR MORE
                              ---------------------------  --------------------------    TOTAL
                               NUMBER    FAIR   UNREALIZED  NUMBER   FAIR   UNREALIZED UNREALIZED
                              OF ISSUES  VALUE    LOSSES   OF ISSUES VALUE    LOSSES     LOSSES
($ IN THOUSANDS)              --------- ------- ---------- --------- ------ ---------- ----------
DECEMBER 31, 2010
U.S. government and agencies.     1     $ 9,546   $(383)      --     $   --   $  --     $  (383)
Corporate....................     1       4,968     (19)      --         --      --         (19)
RMBS.........................     3         385      (3)      --         --      --          (3)
CMBS.........................    --          --      --        1      1,916     (87)        (87)
                                 --     -------   -----       --     ------   -----     -------
   Total.....................     5     $14,899   $(405)       1     $1,916   $ (87)    $  (492)
                                 ==     =======   =====       ==     ======   =====     =======
DECEMBER 31, 2009
U.S. government and agencies.     2     $41,469   $(283)      --     $   --   $  --     $  (283)
Corporate....................     5      11,269     (71)       1      3,485     (14)        (85)
RMBS.........................     1       4,543     (84)      --         --      --         (84)
CMBS.........................     2       3,475     (27)       1      1,158    (846)       (873)
ABS..........................     1       8,445     (49)      --         --      --         (49)
                                 --     -------   -----       --     ------   -----     -------
   Total.....................    11     $69,201   $(514)       2     $4,643   $(860)    $(1,374)
                                 ==     =======   =====       ==     ======   =====     =======

   As of December 31, 2010, all of the unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. All of the unrealized losses are related to investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available.

Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

   As of December 31, 2010, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

MUNICIPAL BONDS

   The principal geographic distribution of municipal bond issuers represented in the Company's municipal bond portfolio included 84% and 16% in Washington and Puerto Rico, respectively, as of December 31, 2010 and 83% and 17% in Washington and Puerto Rico, respectively, as of December 31, 2009.

CONCENTRATION OF CREDIT RISK

   As of December 31, 2010, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

OTHER INVESTMENT INFORMATION

   As of December 31, 2010, fixed income securities and short-term investments with a carrying value of $10.0 million were on deposit with regulatory authorities as required by law.

5. FAIR VALUE OF ASSETS AND LIABILITIES

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1:Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2:Assets and liabilities whose values are based on the following:

       (a)Quoted prices for similar assets or liabilities in active markets;
       (b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
       (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3:Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

   The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

   The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This relates to the Company's use of broker quotes.

   In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

    . FIXED INCOME SECURITIES: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . SHORT-TERM: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

    .  FIXED INCOME SECURITIES:

       U.S. GOVERNMENT AND AGENCIES: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

       MUNICIPAL: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

       CORPORATE, INCLUDING PRIVATELY PLACED: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

       FOREIGN GOVERNMENT: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

       RMBS--U.S. GOVERNMENT SPONSORED ENTITIES ("U.S. AGENCY"), PRIME RESIDENTIAL MORTGAGE-BACKED SECURITIES ("PRIME") AND ALT-A RESIDENTIAL MORTGAGE-BACKED SECURITIES ("ALT-A"); ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

       CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

    . SHORT-TERM: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

LEVEL 3 MEASUREMENTS

    .  FIXED INCOME SECURITIES:

       CORPORATE: Valued based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

       RMBS--PRIME AND ALT-A: Valued based on non-binding broker quotes.

       CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields, collateral performance and credit spreads. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

       CONTRACTHOLDER FUNDS: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:

                                               QUOTED PRICES   SIGNIFICANT
                                                 IN ACTIVE        OTHER    SIGNIFICANT
                                                MARKETS FOR    OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                              IDENTICAL ASSETS   INPUTS       INPUTS    DECEMBER 31,
                                                 (LEVEL 1)      (LEVEL 2)   (LEVEL 3)       2010
($ IN THOUSANDS)                              ---------------- ----------- ------------ -------------
ASSETS:
Fixed income securities:
   U.S. government and agencies..............    $   31,007     $ 42,549    $      --    $   73,556
   Municipal.................................            --        3,176           --         3,176
   Corporate.................................            --      162,735          852       163,587
   Foreign government........................            --        5,090           --         5,090
   RMBS......................................            --       50,922        6,880        57,802
   CMBS......................................            --        6,947        1,916         8,863
   ABS.......................................            --        8,382           --         8,382
                                                 ----------     --------    ---------    ----------
       Total fixed income securities.........        31,007      279,801        9,648       320,456
Short-term investments.......................        11,543           50           --        11,593
Separate account assets......................     2,017,185           --           --     2,017,185
                                                 ----------     --------    ---------    ----------
       TOTAL RECURRING BASIS ASSETS..........     2,059,735      279,851        9,648     2,349,234
                                                 ----------     --------    ---------    ----------
TOTAL ASSETS AT FAIR VALUE...................    $2,059,735     $279,851    $   9,648    $2,349,234
                                                 ==========     ========    =========    ==========
% of total assets at fair value..............          87.7%        11.9%         0.4%        100.0%

LIABILITIES:
Contractholder funds:
   Derivatives embedded in life and annuity
     contracts...............................    $       --     $     --    $(494,149)   $ (494,149)
                                                 ----------     --------    ---------    ----------
TOTAL LIABILITIES AT FAIR VALUE..............    $       --     $     --    $(494,149)   $ (494,149)
                                                 ==========     ========    =========    ==========
% of total liabilities at fair value.........           -- %         -- %       100.0%        100.0%

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2009:

                                               QUOTED PRICES   SIGNIFICANT
                                                 IN ACTIVE        OTHER    SIGNIFICANT
                                                MARKETS FOR    OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                              IDENTICAL ASSETS   INPUTS       INPUTS    DECEMBER 31,
                                                 (LEVEL 1)      (LEVEL 2)   (LEVEL 3)       2009
($ IN THOUSANDS)                              ---------------- ----------- ------------ -------------
ASSETS:
Fixed income securities:
   U.S. government and agencies..............    $   29,273     $  52,278    $     --    $   81,551
   Municipal.................................            --         3,095          --         3,095
   Corporate.................................            --       136,484       1,089       137,573
   RMBS......................................            --        67,975          --        67,975
   CMBS......................................            --         8,546       1,158         9,704
   ABS.......................................            --         8,445          --         8,445
                                                 ----------     ---------    --------    ----------
       Total fixed income securities.........        29,273       276,823       2,247       308,343
Short-term investments.......................         8,507            50          --         8,557
Separate account assets......................     2,039,647            --          --     2,039,647
                                                 ----------     ---------    --------    ----------
       TOTAL RECURRING BASIS ASSETS..........     2,077,427       276,873       2,247     2,356,547
                                                 ----------     ---------    --------    ----------
TOTAL ASSETS AT FAIR VALUE...................    $2,077,427     $ 276,873    $  2,247    $2,356,547
                                                 ==========     =========    ========    ==========
% of total assets at fair value..............          88.2%         11.7%        0.1%        100.0%

LIABILITIES:
Contractholder funds:
   Derivatives embedded in life and annuity
     contracts...............................    $       --     $(199,765)   $(15,526)   $ (215,291)
                                                 ----------     ---------    --------    ----------
TOTAL LIABILITIES AT FAIR VALUE..............    $       --     $(199,765)   $(15,526)   $ (215,291)
                                                 ==========     =========    ========    ==========
% of total liabilities at fair value.........           -- %         92.8%        7.2%        100.0%

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.

                                          TOTAL REALIZED AND UNREALIZED
                                          GAINS (LOSSES) INCLUDED IN:
                                          -----------------------------   PURCHASES,
                                                            OCI ON          SALES,
                            BALANCE AS OF                STATEMENT OF    ISSUANCES AND TRANSFERS  TRANSFERS BALANCE AS OF
                            DECEMBER 31,     NET          FINANCIAL      SETTLEMENTS,    INTO      OUT OF   DECEMBER 31,
                                2009      INCOME/(1)/      POSITION           NET       LEVEL 3    LEVEL 3      2010
($ IN THOUSANDS)            ------------- ----------     ------------    ------------- ---------  --------- -------------
ASSETS
Fixed income securities:
  Corporate................   $  1,089     $    (1)          $ --           $ 7,740    $      --  $ (7,976)   $     852
  RMBS.....................         --         (17)           131             9,459           --    (2,693)       6,880
  CMBS.....................      1,158          --            758                --           --        --        1,916
                              --------     -------           ----           -------    ---------  --------    ---------
   TOTAL RECURRING
    LEVEL 3 ASSETS.........   $  2,247     $   (18)          $889           $17,199    $      --  $(10,669)   $   9,648
                              ========     =======           ====           =======    =========  ========    =========
LIABILITIES
Contractholder funds:
  Derivatives embedded in
   life and annuity
   contracts...............   $(15,526)    $(4,877)          $ --           $    --    $(473,746) $     --    $(494,149)
                              --------     -------           ----           -------    ---------  --------    ---------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES....   $(15,526)    $(4,877)          $ --           $    --    $(473,476) $     --    $(494,149)
                              ========     =======           ====           =======    =========  ========    =========

--------
/(1)/The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

   There were no transfers between Level 1 and Level 2 during 2010.

   Transfers out of Level 3 during 2010, including those related to Corporate fixed income securities and RMBS, included situations where a broker quote was used in a prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

   Transfers into Level 3 during 2010 also included derivatives embedded in equity-indexed life and annuity contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.

   The following table provides the total gains and (losses) included in net income during 2010 for Level 3 assets still held as of December 31, 2010.

        ($ IN THOUSANDS)
        ASSETS
        Fixed income securities:
           Corporate.......................................... $    (2)
           RMBS...............................................     (11)
           CMBS...............................................      (1)
                                                               -------
               TOTAL RECURRING LEVEL 3 ASSETS................. $   (14)
                                                               =======
        LIABILITIES
        Contractholder funds:
           Derivatives embedded in life and annuity contracts. $(4,877)
                                                               -------
               TOTAL RECURRING LEVEL 3 LIABILITIES............ $(4,877)
                                                               =======

   The amounts in the table above represent losses included in net income during 2010 for the period of time that the asset was determined to be in Level
3. The amounts attributable to fixed income securities are reported in the Statements of Operations and Comprehensive Income in net investment income. The amount attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.

                                                                                                               TOTAL GAINS
                                            TOTAL REALIZED AND                                                   (LOSSES)
                                             UNREALIZED GAINS                                                  INCLUDED IN
                                           (LOSSES) INCLUDED IN:                                                NET INCOME
-                                         ----------------------    PURCHASES,                                FOR FINANCIAL
                                                         OCI ON       SALES,     NET TRANSFERS                 INSTRUMENTS
                            BALANCE AS OF             STATEMENT OF ISSUANCES AND    IN AND/    BALANCE AS OF STILL HELD AS OF
                            DECEMBER 31,     NET       FINANCIAL   SETTLEMENTS,    OR (OUT)    DECEMBER 31,    DECEMBER 31,
                                2008      INCOME/(1)/   POSITION        NET       OF LEVEL 3       2009         2009/(2)/
($ IN THOUSANDS)            ------------- ----------  ------------ ------------- ------------- ------------- ----------------
ASSETS
Fixed income securities:
  Corporate................   $  1,307     $    (2)       $ 96        $  (216)       $(96)       $  1,089        $    (2)
  CMBS.....................         --          --         535             --         623           1,158             --
  ABS......................      6,002         288         (19)        (6,271)         --              --             --
                              --------     -------        ----        -------        ----        --------        -------
   TOTAL RECURRING
    LEVEL 3 ASSETS.........   $  7,309     $   286        $612        $(6,487)       $527        $  2,247        $    (2)
                              ========     =======        ====        =======        ====        ========        =======
LIABILITIES
Contractholder funds:
  Derivatives embedded in
   life and annuity
   contracts...............   $(36,544)    $19,984        $ --        $ 1,034        $ --        $(15,526)       $19,984
                              --------     -------        ----        -------        ----        --------        -------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES....   $(36,544)    $19,984        $ --        $ 1,034        $ --        $(15,526)       $19,984
                              ========     =======        ====        =======        ====        ========        =======

--------
/(1)/The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $288 thousand in realized capital gains and losses and $(2) thousand in net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.
/(2)/The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2008.

                                                                                                            TOTAL GAINS
                                                     TOTAL REALIZED AND                                       (LOSSES)
                                                   UNREALIZED GAINS (LOSSES)                                INCLUDED IN
                                                        INCLUDED IN:                                         NET INCOME
                                                   ------------------------    PURCHASES,                  FOR FINANCIAL
                                                                   OCI ON        SALES,                     INSTRUMENTS
                                     BALANCE AS OF              STATEMENT OF  ISSUANCES AND BALANCE AS OF STILL HELD AS OF
                                      JANUARY 1,      NET        FINANCIAL    SETTLEMENTS,  DECEMBER 31,    DECEMBER 31,
                                         2008      INCOME/(1)/    POSITION         NET          2008         2008/(2)/
($ IN THOUSANDS)                     ------------- ----------   ------------  ------------- ------------- ----------------
ASSETS
Fixed income securities:
  Corporate.........................    $ 1,500     $     (1)      $  --         $  (192)     $  1,307        $     (2)
  ABS...............................     10,484          181        (434)         (4,229)        6,002              (1)
                                        -------     --------       -----         -------      --------        --------
   TOTAL RECURRING LEVEL 3 ASSETS...    $11,984     $    180       $(434)        $(4,421)     $  7,309        $     (3)
                                        =======     ========       =====         =======      ========        ========
LIABILITIES
Contractholder funds:
  Derivatives embedded in life and
   annuity contracts................    $  (256)    $(36,498)      $  --         $   210      $(36,544)       $(36,498)
                                        -------     --------       -----         -------      --------        --------
   TOTAL RECURRING LEVEL 3
    LIABILITIES.....................    $  (256)    $(36,498)      $  --         $   210      $(36,544)       $(36,498)
                                        =======     ========       =====         =======      ========        ========

--------
/(1)/The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $185 thousand in realized capital gains and losses and $(5) thousand in net investment income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.
/(2)/The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in life and annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   As of December 31, 2010 and 2009, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $12.69 billion and $11.66 billion, respectively, as of December 31, 2010 and were $13.64 billion and $12.64 billion, respectively, as of December 31, 2009.

   The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk.

6. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company does not use derivatives for trading purposes. The Company's embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders; and guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts.

   The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2010. None of these derivatives are designated as accounting hedging instruments.

                                                                    VOLUME -     FAIR
                                                                    NOTIONAL    VALUE,   GROSS   GROSS
                                           BALANCE SHEET LOCATION    AMOUNT      NET     ASSET LIABILITY
($ IN THOUSANDS)                           ----------------------  ---------- ---------  ----- ---------
Equity index and forward starting options
  in life and annuity product contracts... Contractholder funds    $4,351,559 $(473,746)  $--  $(473,746)
Guaranteed accumulation benefits.......... Contractholder funds       228,195   (18,422)   --    (18,422)
Guaranteed withdrawal benefits............ Contractholder funds        32,473    (1,981)   --     (1,981)
                                                                   ---------- ---------   ---  ---------
TOTAL DERIVATIVES.........................                         $4,612,227 $(494,149)  $--  $(494,149)
                                                                   ========== =========   ===  =========

   The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2009. None of these derivatives are designated as accounting hedging instruments.

                                                                    VOLUME -     FAIR
                                                                    NOTIONAL    VALUE,   GROSS   GROSS
                                           BALANCE SHEET LOCATION    AMOUNT      NET     ASSET LIABILITY
($ IN THOUSANDS)                           ----------------------  ---------- ---------  ----- ---------
Equity index and forward starting options
  in life and annuity product contracts... Contractholder funds    $4,018,238 $(199,765)  $--  $(199,765)
Guaranteed accumulation benefits.......... Contractholder funds       237,005   (13,690)   --    (13,690)
Guaranteed withdrawal benefits............ Contractholder funds        37,835    (1,836)   --     (1,836)
                                                                   ---------- ---------   ---  ---------
TOTAL DERIVATIVES.........................                         $4,293,078 $(215,291)  $--  $(215,291)
                                                                   ========== =========   ===  =========

   For the year ended December 31, 2010 gains and losses from valuation and settlements on embedded derivative financial instruments recorded in interest credited to contractholder funds and contract benefits were $31.0 million and $(4.9) million, respectively, which in turn were ceded to ALIC. For the year ended December 31, 2009 gains and losses from valuation and settlements on embedded derivative financial instruments recorded in interest credited to contractholder funds and contract benefits were $(166.3) million and $21.0 million, respectively, which in turn were ceded to ALIC.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

   There were no off-balance-sheet financial instruments as of December 31, 2010 or 2009.

7. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

   As of December 31, the reserve for life-contingent contract benefits consists of the following:

                                                        2010       2009
     ($ IN THOUSANDS)                                ---------- ----------
     Traditional life insurance..................... $1,363,098 $1,280,461
     Immediate fixed annuities......................    680,467    686,057
     Accident and health insurance..................    961,030    831,211
     Other..........................................      6,722      7,658
                                                     ---------- ----------
        Total reserve for life-contingent contract
          benefits.................................. $3,011,317 $2,805,387
                                                     ========== ==========

   The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

        PRODUCT                    MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------------------------   ------------------------  ------------------------  ------------------------
Traditional life            Actual company            Interest rate             Net level premium
insurance                   experience plus loading   assumptions range from    reserve method using the
                                                      4.0% to 8.0%              Company's withdrawal
                                                                                experience rates

Immediate fixed annuities   1983 individual annuity   Interest rate             Present value of
                            mortality table with      assumptions range from    expected future benefits
                            internal modifications;   1.2% to 8.8%              based on historical
                            1983 individual annuity                             experience
                            mortality table; Annuity
                            2000 mortality table
                            with internal
                            modifications

Accident and health         Actual company                                      Unearned premium;
insurance                   experience plus loading                             additional contract
                                                                                reserves for mortality
                                                                                risk

Other:

   Variable annuity         100% of Annuity 2000      Interest rate             Projected benefit ratio
   guaranteed minimum       mortality table           assumptions range from    applied to cumulative
   death benefits                                     4.2% to 5.2%              assessments

   As of December 31, contractholder funds consist of the following:

                                                   2010        2009
         ($ IN THOUSANDS)                       ----------- -----------
         Interest-sensitive life insurance..... $ 4,314,502 $ 3,844,319
         Investment contracts:
            Fixed annuities....................  12,728,648  13,675,700
            Other investment contracts.........     203,921     113,008
                                                ----------- -----------
                Total contractholder funds..... $17,247,071 $17,633,027
                                                =========== ===========

   The following table highlights the key contract provisions relating to contractholder funds:

               PRODUCT                               INTEREST RATE                WITHDRAWAL/SURRENDER CHARGES
-------------------------------------    -------------------------------------  ----------------------------------
Interest-sensitive life insurance        Interest rates credited range from 0%  Either a percentage of account
                                         to 11.5% for equity-indexed life       balance or dollar amount
                                         (whose returns are indexed to the S&P  grading off generally over 20
                                         500) and 2.7% to 6.0% for all other    years
                                         products

Fixed annuities                          Interest rates credited range from 0%  Either a declining or a level
                                         to 8.8% for immediate annuities; 0%    percentage charge generally
                                         to 14.0% for equity-indexed annuities  over nine years or less.
                                         (whose returns are indexed to the S&P  Additionally, approximately
                                         500); and 1.0% to 8.5% for all other   19.0% of fixed annuities are
                                         products                               subject to market value
                                                                                adjustment for discretionary
                                                                                withdrawals.

Other investment contracts:

   Guaranteed minimum income,            Interest rates used in establishing    Withdrawal and surrender
   accumulation and withdrawal           reserves range from 1.8% to 10.3%      charges are based on the terms
   benefits on variable annuities and                                           of the related interest-sensitive
   secondary guarantees on                                                      life insurance or fixed annuity
   interest-sensitive life insurance                                            contract.
   and fixed annuities

   Contractholder funds activity for the years ended December 31 is as follows:

                                                  2010         2009
        ($ IN THOUSANDS)                      -----------  -----------
        Balance, beginning of year........... $17,633,027  $17,787,376
        Deposits.............................   1,521,086    1,751,516
        Interest credited....................     743,075      821,046
        Benefits.............................    (504,789)    (523,905)
        Surrenders and partial withdrawals...  (1,811,355)  (1,826,122)
        Contract charges.....................    (471,729)    (417,398)
        Net transfers from separate accounts.      18,788       14,400
        Other adjustments....................     118,968       26,114
                                              -----------  -----------
        Balance, end of year................. $17,247,071  $17,633,027
                                              ===========  ===========

   The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                              DECEMBER 31,
                                                           -------------------
                                                             2010      2009
  ($ IN MILLIONS)                                          --------- ---------
  IN THE EVENT OF DEATH
     Separate account value............................... $ 1,318.1 $ 1,405.4
     Net amount at risk/(1)/.............................. $   126.3 $   213.1
     Average attained age of contractholders..............  57 years  57 years

  AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
     Separate account value............................... $   252.8 $   263.7
     Net amount at risk/(2)/.............................. $    40.9 $    75.9
     Weighted average waiting period until annuitization
       options available..................................   3 years   3 years

  FOR CUMULATIVE PERIODIC WITHDRAWALS
     Separate account value............................... $    33.1 $    37.8
     Net amount at risk/(3)/.............................. $     0.3 $     0.6

  ACCUMULATION AT SPECIFIED DATES
     Separate account value............................... $   233.7 $   236.8
     Net amount at risk/(4)/.............................. $    18.9 $    26.9
     Weighted average waiting period until guarantee
       date...............................................   9 years  10 years

--------
/(1)/Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date. /(2)/Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
/(3)/Defined as the estimated current guaranteed minimum withdrawal balance
     (initial deposit) in excess of the current account balance as of the balance sheet date.
/(4)/Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

   As of December 31, 2010, liabilities for guarantees included reserves for variable annuity death benefits of $6.7 million, variable annuity income benefits of $19.8 million, variable annuity accumulation benefits of $18.4 million, variable annuity withdrawal benefits of $2.0 million and interest-sensitive life and fixed annuity guarantees of $163.7 million. As of December 31, 2009, liabilities for guarantees included reserves for variable annuity death benefits of $7.7 million, variable annuity income benefits of $24.7 million, variable annuity accumulation benefits of $13.7 million, variable annuity withdrawal benefits of $1.8 million and interest-sensitive life and fixed annuity guarantees of $72.8 million.

8. REINSURANCE

   The Company has reinsurance agreements under which it reinsures all of its business to ALIC or other non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

   As of December 31, 2010, 90.6% of the total reinsurance recoverables were related to ALIC and 9.4% were related to non-affiliated reinsurers. At both December 31, 2010 and 2009, 97% of the Company's non-affiliated reinsurance recoverables are due from companies rated A or better by S&P.

   The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

                                             2010        2009        2008
   ($ IN THOUSANDS)                       ----------  ----------  ----------
   PREMIUMS AND CONTRACT CHARGES
   Direct................................ $1,228,272  $1,194,526  $1,138,747
   Assumed...............................      7,465       7,849       8,576
   Ceded:
      Affiliate..........................   (782,113)   (734,369)   (691,267)
      Non-affiliate......................   (453,624)   (468,006)   (456,056)
                                          ----------  ----------  ----------
   Premiums and contract charges, net of
     reinsurance......................... $       --  $       --  $       --
                                          ==========  ==========  ==========

   The effects of reinsurance on interest credited to contractholder funds, contract benefits and expenses for the years ended December 31 are as follows:

                                                2010         2009         2008
($ IN THOUSANDS)                            -----------  -----------  -----------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS,
  CONTRACT BENEFITS AND EXPENSES
Direct..................................... $ 2,186,031  $ 2,159,262  $ 2,065,299
Assumed....................................       8,153       11,101        8,922
Ceded:
   Affiliate...............................  (1,683,487)  (1,621,011)  (1,468,505)
   Non-affiliate...........................    (510,697)    (549,352)    (605,716)
                                            -----------  -----------  -----------
Interest credited to contractholder funds,
  contract benefits and expenses, net of
  reinsurance.............................. $        --  $        --  $        --
                                            ===========  ===========  ===========

9. GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

   In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

   The aggregate liability balance related to all guarantees was not material as of December 31, 2010.

REGULATION AND COMPLIANCE

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

   The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

    . These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation, or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

    . The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.

    . In the lawsuits, plaintiffs seek a variety of remedies which may include equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought may include punitive or treble damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. When specific monetary demands are made, they are often set just below a state court jurisdictional limit in order to seek the maximum amount available in state court, regardless of the specifics of the case, while still avoiding the risk of removal to federal court. In the Company's experience, monetary demands in pleadings bear little relation to the ultimate loss, if any, to the Company.

    . In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

    . For the reasons specified above, it is not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

    . Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved, if any, and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

   Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

   AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

    . These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the U.S. Court of Appeals for the Third Circuit ("Third Circuit") issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's summary judgment motions, remanded the cases to the trial court for additional discovery, and directed that the cases be reassigned to another trial court judge. In January 2010, the cases were assigned to a new judge for further proceedings in the trial court.

    . A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's motion to dismiss the case, remanded the case to the trial court for additional discovery, and directed that the case be reassigned to another trial court judge. In January 2010, the case was assigned to a new judge for further proceedings in the trial court.

   In these agency program reorganization matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS

   Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are pending from time to time that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. However, based on information currently known to it and the existence of the reinsurance agreements with ALIC, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, if any, as they are resolved over time, is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

10. INCOME TAXES

   The Company joins the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

   The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2007 and 2008 federal income tax returns. The IRS has completed its examination of the Allstate Group's federal income tax returns through 2006 and the statute of limitations has expired on years prior to 2005. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

   The Company had no liability for unrecognized tax benefits as of December 31, 2010 or 2009, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

   The components of the deferred income tax assets and liabilities as of December 31 are as follows:

                                                       2010     2009
          ($ IN THOUSANDS)                           -------  -------
          DEFERRED ASSETS
          Tax credit carryforward................... $     7  $    --
                                                     -------  -------
             Total deferred assets..................       7       --
                                                     -------  -------
          DEFERRED LIABILITIES
             Unrealized net capital gains...........  (5,463)  (2,995)
             Other liabilities......................    (377)    (305)
                                                     -------  -------
                 Total deferred liabilities.........  (5,840)  (3,300)
                                                     -------  -------
                    Net deferred liabilities........ $(5,833) $(3,300)
                                                     =======  =======

   Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

   The components of income tax expense for the years ended December 31 are as follows:

                                             2010   2009   2008
               ($ IN THOUSANDS)             ------ ------ ------
               Current..................... $4,386 $4,447 $7,054
               Deferred....................     65    187   (136)
                                            ------ ------ ------
                  Total income tax expense. $4,451 $4,634 $6,918
                                            ====== ====== ======

   As of December 31, 2010, the Company has tax credit carryforwards of $7 thousand which will be available to offset future tax liabilities. These carryforwards will expire at the end of 2029 and 2030.

   The Company paid income taxes of $4.7 million, $6.8 million and $4.9 million in 2010, 2009 and 2008, respectively.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                 2010  2009  2008
                                                 ----  ----  ----
              Statutory federal income tax rate. 35.0% 35.0% 35.0%
              Other............................. (0.1) (0.1) (0.2)
                                                 ----  ----  ----
              Effective income tax rate......... 34.9% 34.9% 34.8%
                                                 ====  ====  ====

11. STATUTORY FINANCIAL INFORMATION

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner.

   Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

   Statutory net income for 2010, 2009, and 2008 was $8.7 million, $8.5 million and $7.8 million, respectively. Statutory capital and surplus was $310.8 million and $306.0 million as of December 31, 2010 and 2009, respectively.

DIVIDENDS

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can pay during 2011 without prior approval of the Nebraska Department of Insurance is $31.1 million. The Company did not pay any dividends in 2010.

12. OTHER COMPREHENSIVE INCOME

   The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

                                                                                   2010
                                                                        --------------------------
                                                                        PRE-TAX    TAX    AFTER-TAX
($ IN THOUSANDS)                                                        -------  -------  ---------
Unrealized net holding gains arising during the period................. $ 7,746  $(2,711)  $ 5,035
Less: reclassification adjustment of realized capital gains and losses.     694     (243)      451
                                                                        -------  -------   -------
Unrealized net capital gains and losses................................   7,052   (2,468)    4,584
                                                                        -------  -------   -------
Other comprehensive income............................................. $ 7,052  $(2,468)  $ 4,584
                                                                        =======  =======   =======

                                                                                   2009
                                                                        --------------------------
                                                                        PRE-TAX    TAX    AFTER-TAX
                                                                        -------  -------  ---------
Unrealized net holding gains arising during the period................. $10,135  $(3,547)  $ 6,588
Less: reclassification adjustment of realized capital gains and losses.   1,238     (433)      805
                                                                        -------  -------   -------
Unrealized net capital gains and losses................................   8,897   (3,114)    5,783
                                                                        -------  -------   -------
Other comprehensive income............................................. $ 8,897  $(3,114)  $ 5,783
                                                                        =======  =======   =======

                                                                                   2008
                                                                        --------------------------
                                                                        PRE-TAX    TAX    AFTER-TAX
                                                                        -------  -------  ---------
Unrealized net holding losses arising during the period................ $(3,078) $ 1,077   $(2,001)
Less: reclassification adjustment of realized capital gains and losses.   3,615   (1,265)    2,350
                                                                        -------  -------   -------
Unrealized net capital gains and losses................................  (6,693)   2,342    (4,351)
                                                                        -------  -------   -------
Other comprehensive loss............................................... $(6,693) $ 2,342   $(4,351)
                                                                        =======  =======   =======

                         LINCOLN BENEFIT LIFE COMPANY

                      SCHEDULE I--SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2010

                                                                                              AMOUNT AT
                                                                                                WHICH
                                                                                              SHOWN IN
                                                                          AMORTIZED  FAIR    THE BALANCE
                                                                            COST     VALUE      SHEET
($ IN THOUSANDS)                                                          --------- -------- -----------
TYPE OF INVESTMENT
Fixed maturities:
   Bonds:
       United States government, government agencies and authorities..... $ 70,426  $ 73,556  $ 73,556
       States, municipalities and political subdivisions.................    2,999     3,176     3,176
       Foreign governments...............................................    4,998     5,090     5,090
       Public utilities..................................................   14,013    15,063    15,063
       All other corporate bonds.........................................  140,248   148,524   148,524
   Asset-backed securities...............................................    8,265     8,382     8,382
   Residential mortgage-backed securities................................   55,376    57,802    57,802
   Commercial mortgage-backed securities.................................    8,523     8,863     8,863
                                                                          --------  --------  --------
       Total fixed maturities............................................  304,848   320,456   320,456
Short-term investments...................................................   11,593    11,593    11,593
                                                                          --------  --------  --------
       Total investments................................................. $316,441  $332,049  $332,049
                                                                          ========  ========  ========

                         LINCOLN BENEFIT LIFE COMPANY

                           SCHEDULE IV--REINSURANCE

                                                                                PERCENTAGE
                                                 CEDED TO      ASSUMED          OF AMOUNT
                                     GROSS         OTHER      FROM OTHER  NET    ASSUMED
                                     AMOUNT    COMPANIES/(1)/ COMPANIES  AMOUNT   TO NET
($ IN THOUSANDS)                  ------------ -------------  ---------- ------ ----------
YEAR ENDED DECEMBER 31, 2010
Life insurance in force.......... $358,242,997 $364,544,022   $6,301,025  $--      -- %
                                  ============ ============   ==========  ===
Premiums and contract charges:
   Life and annuities............ $  1,111,971 $  1,119,436   $    7,465  $--      -- %
   Accident and health insurance.      116,301      116,301           --   --      -- %
                                  ------------ ------------   ----------  ---
                                  $  1,228,272 $  1,235,737   $    7,465  $--      -- %
                                  ============ ============   ==========  ===
YEAR ENDED DECEMBER 31, 2009
Life insurance in force.......... $349,952,260 $356,581,252   $6,628,992  $--      -- %
                                  ============ ============   ==========  ===
Premiums and contract charges:
   Life and annuities............ $  1,072,840 $  1,080,689   $    7,849  $--      -- %
   Accident and health insurance.      121,686      121,686           --   --      -- %
                                  ------------ ------------   ----------  ---
                                  $  1,194,526 $  1,202,375   $    7,849  $--      -- %
                                  ============ ============   ==========  ===
YEAR ENDED DECEMBER 31, 2008
Life insurance in force.......... $337,177,898 $344,250,029   $7,072,131  $--      -- %
                                  ============ ============   ==========  ===
Premiums and contract charges:
   Life and annuities............ $  1,017,339 $  1,025,915   $    8,576  $--      -- %
   Accident and health insurance.      121,408      121,408           --   --      -- %
                                  ------------ ------------   ----------  ---
                                  $  1,138,747 $  1,147,323   $    8,576  $--      -- %
                                  ============ ============   ==========  ===

--------
/(1)/No reinsurance or coinsurance income was netted against premiums ceded in 2010, 2009 and 2008.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company
Lincoln, NE

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2010 and 2009, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2010. Our audits also included
Schedule I--Summary of Investments--Other than Investments in Related Parties and Schedule IV--Reinsurance. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I--Summary of Investments--Other than Investments in Related Parties and Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 11, 2011

ITEM 11(F).SELECTED FINANCIAL DATA

                         LINCOLN BENEFIT LIFE COMPANY

                   5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

                                         2010        2009        2008         2007         2006
($ IN THOUSANDS)                      ----------- ----------- ----------- -----------  -----------
OPERATING RESULTS
Net investment income................ $    12,067 $    11,783 $    13,940 $    14,257  $    13,948
Realized capital gains and losses....         694       1,480       5,952        (417)      (1,255)
Total revenues.......................      12,761      13,263      19,892      13,840       12,693
Net income...........................       8,310       8,629      12,974       9,005        8,260

FINANCIAL POSITION
Investments.......................... $   332,049 $   316,900 $   310,031 $   301,201  $   276,322
Total assets.........................  22,729,575  22,932,908  22,655,371  23,700,007   23,862,919
Reserve for life-contingent contract
  benefits and contractholder
  funds..............................  20,258,388  20,438,414  20,368,562  20,169,001   20,322,077
Shareholder's equity.................     325,867     312,973     298,561     289,938      276,626

ITEM 11(H).MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
           RESULTS OF OPERATIONS

OVERVIEW

   The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit Life Company (referred to in this document as "we", "Lincoln Benefit", "our", "us" or the "Company"). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

   The most important factors we monitor to evaluate the financial condition and performance of our company include:

    . For operations: premiums and contract charges ceded to ALIC, and invested assets;

    . For investments: credit quality/experience, realized capital gains and losses, investment income, unrealized capital gains and losses, stability of long-term returns, cash flows and asset duration; and

    . For financial condition: financial strength ratings and capital positions.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

    .  Fair value of financial assets

    .  Impairment of fixed income securities

   In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

   A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see Note 2 of the financial statements.

   FAIR VALUE OF FINANCIAL ASSETS Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We categorize our financial assets measured at fair value into a three-level hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1:Financial asset values are based on unadjusted quoted prices for identical assets in an active market that we can access.

LEVEL 2:Financial asset values are based on the following:

       (a)Quoted prices for similar assets in active markets;

       (b)Quoted prices for identical or similar assets in markets that are not active; or

       (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

LEVEL 3:Financial asset values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect our estimates of the assumptions that market participants would use in valuing the financial assets.

   Observable inputs are inputs that reflect the assumptions market participants would use in valuing financial assets that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect our estimates of the assumptions market participants would use in valuing financial assets and are developed based on the best information available in the circumstances. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information.

   We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We gain assurance on the overall reasonableness and consistent application of valuation input assumptions, valuation methodologies and compliance with accounting standards for fair value determination through the execution of various processes and controls designed to ensure that our financial assets are appropriately valued. We monitor fair values received from third parties and those derived internally on an ongoing basis.

   We employ independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

   Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. For certain security types, fair values are derived from the valuation service providers' proprietary valuation models. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

   For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

   The fair value of certain financial assets, including privately placed corporate fixed income securities, for which our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Internally developed valuation models, which include inputs that may not be market observable and as such involve some degree of judgment, are considered appropriate for each class of security to which they are applied.

   Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data. Additional inputs that are used include internally-derived assumptions such as liquidity premium and credit ratings, as well as instrument-specific characteristics that include, but are not limited to, coupon rate, expected cash flows, sector of the issuer, and call provisions. Our internally assigned credit ratings are developed at a more detailed level than externally published ratings and allow for a more precise match of these ratings to other market observable valuation inputs, such as credit and sector spreads, when performing these valuations. Due to the existence of non-market observable inputs, such as liquidity premiums, judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets' fair values.

   For the majority of our financial assets measured at fair value, all significant inputs are based on market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

   We believe our most significant exposure to changes in fair value is due to market risk. Our exposure to changes in market conditions is discussed fully in the Market Risk section of the MD&A.

   We employ specific control processes to determine the reasonableness of the fair values of our financial assets. Our processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. For example, on a continuing basis, we assess the reasonableness of individual security values received from valuation service providers and those derived from internal models that exceed certain thresholds as compared to previous values received from those valuation service providers or derived from internal models. In addition, we may validate the reasonableness of fair value by comparing information obtained from our valuation service providers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal pricing models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

   We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal pricing model. As of December 31, 2010 and 2009, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal pricing model.

   The following table identifies fixed income and short-term investments as of December 31, 2010 by source of value determination:

                                                       FAIR    PERCENT
                                                       VALUE   TO TOTAL
        ($ IN THOUSANDS)                              -------- --------
        Fair value based on internal sources......... $ 12,444    3.7%
        Fair value based on external sources/(1)/....  319,605   96.3
                                                      --------  -----
        Total........................................ $332,049  100.0%
                                                      ========  =====

--------
/(1)/Includes $6.9 million that are valued using broker quotes.

   For more detailed information on our accounting policy for the fair value of financial assets and the financial assets by level in the fair value hierarchy, see Notes 2 and 5 of the financial statements.

   IMPAIRMENT OF FIXED INCOME SECURITIES For fixed income securities classified as available for sale, the difference between fair value and amortized cost, net of deferred income taxes, is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

   If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

   Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer's ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management's intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder's equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes, would already be reflected as a component of accumulated other comprehensive income in shareholder's equity.

   The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluation of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts presented within the financial statements.

   For additional detail on investment impairments, see Note 4 of the financial statements.

OPERATIONS

   OVERVIEW AND STRATEGY We are a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a wholly owned subsidiary of Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation"). We provide life insurance, retirement and investment products. Our products include interest-sensitive, traditional and variable life insurance and fixed annuities such as deferred and immediate annuities. Our products are sold through multiple distribution channels including Allstate exclusive agencies, which include exclusive financial specialists, and independent agents (including master brokerage agencies).

   NET INCOME Net income for the years ended December 31 is presented in the following table:

                                              2010     2009     2008
         ($ IN THOUSANDS)                   -------  -------  -------
         Net investment income............. $12,067  $11,783  $13,940
         Realized capital gains and losses.     694    1,480    5,952
         Income tax expense................  (4,451)  (4,634)  (6,918)
                                            -------  -------  -------
         Net income........................ $ 8,310  $ 8,629  $12,974
                                            =======  =======  =======

   We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and other non-affiliated reinsurers, and are reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Our results of operations include net investment income and realized capital gains and losses recognized in connection with the assets that are not transferred under the reinsurance agreements.

   NET INCOME decreased 3.7% in 2010 compared to 2009 and 33.5% in 2009 compared to 2008. The decrease in 2010 was due to lower net realized capital gains. The decrease in 2009 was due to lower net realized capital gains and lower net investment income.

   INCOME TAX EXPENSE decreased 3.9% in 2010 compared to 2009 and 33.0% in 2009 compared to 2008. These changes were due to the proportional change in the income on which the income tax expense was determined.

   FINANCIAL POSITION The financial position for the years ended December 31 is presented in the following table:

                                                       2010        2009
     ($ IN THOUSANDS)                               ----------- -----------
     Fixed income securities/(1)/.................. $   320,456 $   308,343
     Short-term/(2)/...............................      11,593       8,557
                                                    ----------- -----------
        Total investments.......................... $   332,049 $   316,900
                                                    =========== ===========
     Cash.......................................... $     3,550 $    10,063
     Reinsurance recoverable from ALIC.............  18,365,058  18,689,074
     Reinsurance recoverable from non-affiliates...   1,906,574   1,766,824
     Contractholder funds..........................  17,247,071  17,633,027
     Reserve for life-contingent contract benefits.   3,011,317   2,805,387
     Separate accounts assets and liabilities......   2,017,185   2,039,647

--------
/(1)/Fixed income securities are carried at fair value. Amortized cost basis for these securities was $304.8 million and $299.8 million as of December 31, 2010 and 2009, respectively.
/(2)/Short-term investments are carried at fair value. Amortized cost basis for these securities was $11.6 million and $8.6 million as of December 31, 2010 and 2009, respectively.

   Total investments increased to $332.0 million as of December 31, 2010 from $316.9 million as of December 31, 2009 primarily due to purchases of fixed income securities and increased net unrealized capital gains on fixed income securities.

   FIXED INCOME SECURITIES by type are listed in the table below.

                                                          PERCENT TO                    PERCENT TO
                                        FAIR VALUE AS OF     TOTAL    FAIR VALUE AS OF     TOTAL
                                        DECEMBER 31, 2010 INVESTMENTS DECEMBER 31, 2009 INVESTMENTS
($ IN THOUSANDS)                        ----------------- ----------- ----------------- -----------
U.S. government and agencies...........     $ 73,556         22.1%        $ 81,551         25.7%
Municipal..............................        3,176          1.0            3,095          1.0
Corporate..............................      163,587         49.3          137,573         43.4
Foreign government.....................        5,090          1.5               --           --
Residential mortgage-backed securities
  ("RMBS").............................       57,802         17.4           67,975         21.4
Commercial mortgage-backed securities
  ("CMBS").............................        8,863          2.7            9,704          3.1
Asset-backed securities ("ABS")........        8,382          2.5            8,445          2.7
                                            --------         ----         --------         ----
Total fixed income securities..........     $320,456         96.5%        $308,343         97.3%
                                            ========         ====         ========         ====

   As of December 31, 2010, all of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch, Dominion, or Realpoint, a rating of aaa, aa, a, or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available.

   The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2010.

                                                AAA                  AA                   A
                                        -------------------- ------------------  --------------------
                                         FAIR    UNREALIZED   FAIR   UNREALIZED   FAIR    UNREALIZED
                                         VALUE   GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
($ IN THOUSANDS)                        -------- ----------- ------- ----------- -------- -----------
U.S. government and agencies........... $ 73,556   $3,130    $    --   $   --    $     --   $   --

Municipal
   Tax exempt..........................       --       --        509        9          --       --
   Taxable.............................       --       --      2,667      168          --       --

Corporate
   Public..............................    3,094       99     32,761    1,740     102,130    6,641
   Privately placed....................    5,079       79     15,824      639          --       --

Foreign government.....................       --       --      5,090       92          --       --

RMBS
   U.S. government sponsored entities
     ("U.S. Agency")...................   48,133    2,292         --       --          --       --
   Prime residential mortgage-backed
     securities ("Prime")..............    2,789        5         --       --       4,180       77
   Alt-A residential mortgage-backed...
   securities ("Alt-A")................       --       --         --       --       2,700       52

CMBS...................................    6,947      427      1,916      (87)         --       --

ABS....................................       --       --      8,382      117          --       --
                                        --------   ------    -------   ------    --------   ------
Total fixed income securities.......... $139,598   $6,032    $67,149   $2,678    $109,010   $6,770
                                        ========   ======    =======   ======    ========   ======

                                           BAA                TOTAL
                                    ------------------ --------------------
                                    FAIR   UNREALIZED   FAIR    UNREALIZED
                                    VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
                                    ------ ----------- -------- -----------
     U.S. government and agencies.. $   --    $ --     $ 73,556   $ 3,130

     Municipal
        Tax exempt.................     --      --          509         9
        Taxable....................     --      --        2,667       168

     Corporate
        Public.....................  4,699     128      142,684     8,608
        Privately placed...........     --      --       20,903       718

     Foreign government............     --      --        5,090        92

     RMBS
        U.S. Agency................     --      --       48,133     2,292
        Prime......................     --      --        6,969        82
        Alt-A......................     --      --        2,700        52

     CMBS..........................     --      --        8,863       340

     ABS...........................     --      --        8,382       117
                                    ------    ----     --------   -------
     Total fixed income securities. $4,699    $128     $320,456   $15,608
                                    ======    ====     ========   =======

   RMBS, CMBS AND ABS are structured securities that are primarily collateralized by residential and commercial real estate loans and other consumer or corporate borrowings. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a "class", qualifies for a specific original rating. For example, the "senior" portion or "top" of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages ("ARM")) or may contain features of both fixed and variable rate mortgages.

   RMBS, including U.S. Agency, Prime and Alt-A, totaled $57.8 million, with 100% rated investment grade, as of December 31, 2010. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying residential mortgage loans. The credit risk associated with our RMBS portfolio is mitigated due to the fact that 83.3% of the portfolio consists of securities that were issued by or have underlying collateral guaranteed by U.S. government agencies.

   CMBS totaled $8.9 million, with 100% rated investment grade, as of December 31, 2010. The CMBS portfolio is subject to credit risk, but unlike certain other structured securities, is generally not subject to prepayment risk due to protections within the underlying commercial mortgage loans. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

   ABS totaled $8.4 million, with 100% rated investment grade, as of December 31, 2010. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

   SHORT-TERM INVESTMENTS Our short-term investment portfolio was $11.6 million and $8.6 million as of December 31, 2010 and 2009, respectively.

   UNREALIZED NET CAPITAL GAINS totaled $15.6 million as of December 31, 2010 compared to $8.6 million as of December 31, 2009. The improvement since December 31, 2009 was primarily a result of declining risk-free interest rates and tightening of credit spreads in certain sectors. The following table presents unrealized net capital gains and losses, pre-tax and after-tax as of December 31.

                                                           2010     2009
     ($ IN THOUSANDS)                                    -------  -------
     U.S. government and agencies....................... $ 3,130  $ 1,569
     Municipal..........................................     177       96
     Corporate..........................................   9,326    6,107
     Foreign government.................................      92       --
     RMBS...............................................   2,426    1,649
     CMBS...............................................     340     (816)
     ABS................................................     117      (49)
                                                         -------  -------
     Unrealized net capital gains and losses, pre-tax...  15,608    8,556
     Deferred income taxes..............................  (5,463)  (2,995)
                                                         -------  -------
     Unrealized net capital gains and losses, after-tax. $10,145  $ 5,561
                                                         =======  =======

   The unrealized net capital gain for the fixed income portfolio totaled $15.6 million and comprised $16.1 million of gross unrealized gains and $492 thousand of gross unrealized losses as of December 31, 2010. This is compared to unrealized net capital gain for the fixed income portfolio totaling $8.6 million, comprised of $9.93 million of gross unrealized gains and $1.37 million of gross unrealized losses as of December 31, 2009.

   Gross unrealized gains and losses as of December 31, 2010 on fixed income securities by type and sector are provided in the table below.

                                                                            AMORTIZED
                                                  GROSS UNREALIZED          COST AS A    FAIR VALUE
                                 PAR    AMORTIZED ---------------   FAIR    PERCENT OF AS A PERCENT OF
                                VALUE     COST     GAINS   LOSSES   VALUE   PAR VALUE     PAR VALUE
($ IN THOUSANDS)               -------- --------- -------  ------  -------- ---------- ---------------
Corporate:
   Consumer goods (cyclical
     and non-cyclical)........ $ 56,050 $ 56,363  $ 3,573  $ (19)  $ 59,917   100.6%        106.9%
   Financial services.........   19,000   19,000      872     --     19,872   100.0         104.6
   Banking....................   17,000   16,994    1,103     --     18,097   100.0         106.5
   Energy.....................   16,000   16,098      719     --     16,817   100.6         105.1
   Utilities..................   14,000   14,013    1,050     --     15,063   100.1         107.6
   Capital goods..............   11,000   11,110    1,046     --     12,156   101.0         110.5
   Transportation.............    7,350    7,565      374     --      7,939   102.9         108.0
   Basic industry.............    7,000    7,123      372     --      7,495   101.8         107.1
   Technology.................    6,000    5,995      236     --      6,231    99.9         103.9
                               -------- --------  -------  -----   --------
Total corporate fixed income
  portfolio...................  153,400  154,261    9,345    (19)   163,587   100.6         106.6
                               -------- --------  -------  -----   --------
U.S. government and
  agencies....................   67,320   70,426    3,513   (383)    73,556   104.6         109.3
Municipal.....................    3,000    2,999      177     --      3,176   100.0         105.9
Foreign government............    5,000    4,998       92     --      5,090   100.0         101.8
RMBS..........................   55,362   55,376    2,429     (3)    57,802   100.0         104.4
CMBS..........................    8,500    8,523      427    (87)     8,863   100.3         104.3
ABS...........................    8,070    8,265      117     --      8,382   102.4         103.9
                               -------- --------  -------  -----   --------
Total fixed income securities. $300,652 $304,848  $16,100  $(492)  $320,456   101.4         106.6
                               ======== ========  =======  =====   ========

   The consumer goods sector had the only gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2010. In general, credit spreads remain wider than at initial purchase for most of the securities with gross unrealized losses.

   We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated based on facts and circumstances for inclusion on our watch-list. All investments in an unrealized loss position as of December 31, 2010 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

   The extent and duration of a decline in fair value for fixed income securities have become less indicative of actual credit deterioration with respect to an issue or issuer. While we continue to use declines in fair value and the length of time a security is in an unrealized loss position as indicators of potential credit deterioration, our determination of whether a security's decline in fair value is other than temporary has placed greater emphasis on our analysis of the underlying credit and collateral and related estimates of future cash flows.

   As of December 31, 2010, all of the $492 thousand of unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. As of December 31, 2010, we do not have the intent to sell and it is not more likely than not we will be required to sell these securities before the recovery of their amortized cost basis.

   We also monitor the quality of our fixed income portfolio by categorizing certain investments as "problem," "restructured," or "potential problem." Problem fixed income securities are in default with respect to principal or interest and/or are investments issued by companies that have gone into bankruptcy subsequent to our acquisition. Fixed income securities are categorized as restructured when the debtor is experiencing financial difficulty and we grant a concession. Potential problem fixed income securities are current with respect to contractual principal and/or interest, but because of other facts and circumstances, we have concerns regarding the borrower's ability to pay future principal and interest according to the original terms, which causes us to believe these investments may be classified as problem or restructured in the future.

   As of December 31, 2010 and 2009, we did not have any fixed income securities categorized as problem, restructured or potential problem.

   NET INVESTMENT INCOME The following table presents net investment income for the years ended December 31.

                                              2010     2009     2008
         ($ IN THOUSANDS)                   -------  -------  -------
         Fixed income securities........... $12,480  $12,098  $13,302
         Short-term and other investments..      21      107      992
                                            -------  -------  -------
         Investment income, before expense.  12,501   12,205   14,294
         Investment expense................    (434)    (422)    (354)
                                            -------  -------  -------
         Net investment income............. $12,067  $11,783  $13,940
                                            =======  =======  =======

   Net investment income increased 2.4% or $284 thousand in 2010 compared to 2009, after decreasing 15.5% or $2.2 million in 2009 compared to 2008. The 2010 increase was primarily due to higher average investment balances. The 2009 decrease was primarily due to lower yields.

   REALIZED CAPITAL GAINS AND LOSSES The following table presents realized capital gains and losses and the related tax effect for the years ended December 31.

                                                    2010   2009     2008
     ($ IN THOUSANDS)                              -----  ------  -------
     Realized capital gains and losses, pre-tax... $ 694  $1,480  $ 5,952
     Income tax expense...........................  (243)   (518)  (2,083)
                                                   -----  ------  -------
     Realized capital gains and losses, after-tax. $ 451  $  962  $ 3,869
                                                   =====  ======  =======

   Net realized capital gains in 2010 comprised entirely of gross gains of $694 thousand. Net realized capital gains of $1.5 million in 2009 comprised gross gains of $1.5 million and gross losses of $8 thousand. The net realized capital gains in 2010, 2009 and 2008 were related to sales of investments.

   CASH As of December 31, 2010, our cash balance was $3.6 million compared to $10.1 million as of December 31, 2009. Fluctuations in our cash flows generally result from differences in the timing of reinsurance payments to and from ALIC and changes in short-term investments.

   REINSURANCE RECOVERABLE, CONTRACTHOLDER FUNDS AND RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS Under GAAP, when reinsurance contracts do not relieve the ceding company of legal liability to contractholders, the ceding company is required to report reinsurance recoverables arising from these contracts separately as assets. The liabilities for the contracts are reported as contractholder funds, reserve for life-contingent contract benefits, or separate accounts liabilities depending on the characteristics of the contracts. We reinsure all reserve liabilities with ALIC or other non-affiliated reinsurers. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position, while the assets which support the separate accounts liabilities are reflected as separate accounts assets.

   As of December 31, 2010, contractholder funds decreased to $17.25 billion from $17.63 billion as of December 31, 2009 as a result of new and additional deposits on fixed annuities and interest-sensitive life policies and interest credited to contractholder funds being more than offset by surrenders, withdrawals, benefit payments and related contract charges. The reserve for life-contingent contract benefits increased to $3.01 billion as of December 31, 2010 from $2.81 billion as of December 31, 2009 due primarily to the aging of the in-force block of certain business and sales of traditional life insurance, partially offset by benefits paid and policy lapses. Reinsurance recoverables from ALIC decreased by $324.0 million and reinsurance recoverables from non-affiliates increased $139.8 million.

   We purchase reinsurance after evaluating the financial condition of the reinsurer, as well as the terms and price of coverage. As of December 31, 2010, 97% of reinsurance recoverables due from non-affiliated companies were reinsured under uncollateralized reinsurance agreements with companies that had a financial strength rating of A or above, as measured by S&P. In certain cases, these ratings refer to the financial strength of the affiliated group or parent company of the reinsurer. We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three years ended December 31, 2010.

MARKET RISK

   Market risk is the risk that we will incur losses due to adverse changes in interest rates and credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with our reinsurance agreements.

   OVERVIEW In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to attractive and stable profits and long-term capital growth.

   We manage our exposure to market risk through the use of asset allocation, duration, and as appropriate, through the use of stress tests. We have asset allocation limits that place restrictions on the total funds that may be invested within an asset class. We have duration limits on our investment portfolio and, as appropriate, on individual components of the portfolio. These duration limits place restrictions on the amount of interest rate risk that may be taken. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies.

   INTEREST RATE RISK is the risk that we will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of our interest bearing assets. This risk arises from our investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

   One of the measures used to quantify interest rate exposure is duration. Duration measures the price sensitivity of assets to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Our asset duration was 3.4 and 3.7 as of December 31, 2010 and 2009, respectively.

   To calculate duration, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, and municipal and corporate obligations.

   Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2010, we estimate that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of the assets by $11.3 million, which is the same amount as December 31, 2009. The selection of a 100 basis point immediate parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

   CREDIT SPREAD RISK is the risk that we will incur a loss due to adverse changes in credit spreads ("spreads"). This risk arises from many of our primary activities, as we invest funds in spread-sensitive fixed income assets.

   We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

   Spread duration is calculated similarly to interest rate duration. As of December 31, 2010, the spread duration of assets was 3.5, compared to 3.6 as of December 31, 2009. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2010, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings ("spread shock") would decrease the net fair value of the assets by $10.1 million, compared to $8.4 million as of December 31, 2009. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   EQUITY PRICE RISK is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2010 and 2009, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $2.02 billion and $2.04 billion, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. All variable life and annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of ALIC's risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged.

   As of December 31, 2010 and 2009 we had $4.38 billion and $4.16 billion, respectively, in equity-indexed annuity liabilities that provide customers with interest crediting rates based on the performance of the S&P 500. All contract charges and fees, and liabilities and benefits related to equity-indexed annuity liabilities are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure.

CAPITAL RESOURCES AND LIQUIDITY

   CAPITAL RESOURCES consist of shareholder's equity. The following table summarizes our capital resources as of December 31.

                                                    2010     2009     2008
   ($ IN THOUSANDS)                               -------- -------- --------
   Common stock, retained income and additional
     capital paid-in............................. $315,722 $307,412 $298,783
   Accumulated other comprehensive income (loss).   10,145    5,561     (222)
                                                  -------- -------- --------
   Total shareholder's equity.................... $325,867 $312,973 $298,561
                                                  ======== ======== ========

   SHAREHOLDER'S EQUITY increased in 2010 due to net income and increased unrealized net capital gains. Shareholder's equity increased in 2009, due to net income and a favorable change in unrealized net capital gains and losses.

   FINANCIAL RATINGS AND STRENGTH We share the insurance financial strength ratings of our parent, ALIC, as our business is reinsured to ALIC. The following table summarizes ALIC's financial strength ratings as of December 31, 2010.

         RATING AGENCY                                 RATING
         -------------                                 ----------------
         A.M. Best Company, Inc....................... A+ ("Superior")
         Standard & Poor's Ratings Services........... A+ ("Strong")
         Moody's Investors Service, Inc............... A1 ("Good")

   ALIC's ratings are influenced by many factors including operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage and AIC's ratings.

   State laws specify regulatory actions if an insurer's risk-based capital ("RBC"), a measure of an insurer's solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formula for calculating RBC for life insurance companies takes into account factors relating to insurance, business, asset and interest rate risks. As of December 31, 2010, our RBC was within the range that we target.

   The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined "usual ranges". Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

   LIQUIDITY SOURCES AND USES Our potential sources of funds principally include the activities as follows.

    .  Receipt of insurance premiums

    .  Contractholder fund deposits

    .  Reinsurance recoveries

    .  Receipts of principal and interest on investments

    .  Sales of investments

    .  Intercompany loans

    .  Capital contributions from parent

   Our potential uses of funds principally include the activities as follows.

    .  Payment of contract benefits, surrenders and withdrawals

    .  Reinsurance cessions and payments

    .  Operating costs and expenses

    .  Purchase of investments

    .  Repayment of intercompany loans

    .  Dividends to parent

    .  Tax payments/settlements

   CASH FLOWS As reflected in our Statements of Cash Flows, net cash provided by (used in) operating activities was $2.1 million, $4.3 million and $(5.9) million in 2010, 2009 and 2008, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income and differences in the timing of reinsurance payments to and from ALIC.

   Under the terms of reinsurance agreements, all premiums and deposits, excluding variable annuity and life contract deposits allocated to separate accounts and those reinsured to non-affiliated reinsurers, are transferred to ALIC, which maintains the investment portfolios supporting our products. Payments of contractholder claims, benefits, contract surrenders and withdrawals and certain operating costs (excluding investment-related expenses), are reimbursed by ALIC, under the terms of the reinsurance agreements. We continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on ALIC's and other reinsurers' ability to meet those obligations under the reinsurance programs.

   Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that we can pay during 2011 without prior approval of the Nebraska Department of Insurance is $31.1 million.

   CONTRACTUAL OBLIGATIONS Due to the reinsurance agreements that we have in place, our contractual obligations are ceded to ALIC and other non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

   We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 9 of the financial statements.

PENDING ACCOUNTING STANDARDS

   There are several pending accounting standards that we have not implemented either because the standard has not been finalized or the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

   The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

ITEM 11(J).QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

   Information required for Item 11(j) is incorporated by reference to the material under the caption "Market Risk" in Item 11(h) of this report.

ITEM 11(K).DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS:

   Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director should serve as such for Lincoln Benefit. Unless otherwise indicated, each director and executive officer has served for at least five years in the business position currently or most recently held.

   ROBERT K. BECKER, 55, has been Senior Vice President since March 2010.
Mr. Becker is also the Chairman of the Board, Chief Executive Officer and Manager of Allstate Financial Services, LLC ("AFS, LLC") and Vice President of Allstate Life Insurance Company. Mr. Becker is responsible for Allstate's broker dealer operations as well as recruiting, training and product strategy for registered representatives of AFS, LLC and third party relationships. At Allstate since 2000, Mr. Becker has progressed through various roles, including Regional Financial Services Manager, Regional Distribution Leader and Assistant Field Vice President. Prior to joining Allstate, Mr. Becker spent over 20 years with MetLife Insurance Company, where he held various leadership positions.
Mr. Becker's professional designations include LUTCF, CLU, ChFC, CFP, and CLTC. Currently, Mr. Becker also serves as a director with Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Becker has proven leadership experience with using excellent customer service to grow business in a competitive environment.

   ANURAG CHANDRA, 33, has been a director and Senior Vice President since March 2011. Mr. Chandra is also a Senior Vice President of Allstate Life Insurance Company. Mr. Chandra has broad responsibilities for driving long-term strategy and for improving the operational base for the Allstate Financial group of companies. More specifically, Mr. Chandra will have direct accountability for product development, underwriting, wholesaling and asset liability management. Prior to joining Allstate in January 2011, Mr. Chandra was an executive vice president and chief operating officer for HealthMarkets, Inc. Under his leadership, the company transformed from a niche individual health insurance manufacturer to one of the largest independent distributors in the United States. Prior to that role, Mr. Chandra was a principal at Aquiline Capital Partners, a global private equity firm that took advantage of market conditions to launch successful new insurance and financial services companies. Mr. Chandra has also held senior operating and strategic development roles at Nationwide Financial Services and Conseco/Bankers Life and Casualty. Currently, Mr. Chandra also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Chandra has extensive experience with the day-to-day management of company operations.

   LAWRENCE W. DAHL, 51, has been a director since 1999 and President and Chief Operating Officer since November 2005. In his current role, Mr. Dahl manages the distribution relationships for Lincoln Benefit. Mr. Dahl began his Allstate career in 1987 in the Tax Department before becoming the Executive Vice President of Administration for Lincoln Benefit, where he was responsible for Marketing, Field Technology, Compliance, Planning and Strategy. Mr. Dahl progressed through various other leadership positions, including Executive Vice President of Sales and President of Distribution before becoming the President and Chief Operating Officer.

Mr. Dahl has also earned a juris doctor degree and a Certified Public Account designation. Over the course of his career with Lincoln Benefit, Mr. Dahl has gained deep knowledge of the life insurance industry as well as extensive experience with distribution and sales.

   MATTHEW S. EASLEY, 55, has been a director since March 2009 and Senior Vice President since March 2010. Mr. Easley is also a Vice President for Allstate Life Insurance Company. Mr. Easley is responsible for Product Management, Underwriting, and Asset Liability Management within the Allstate Financial group of companies. Prior to joining Allstate, Mr. Easley spent 23 years at Nationwide Financial including 11 years as the head of Annuity and Pension Actuarial, where he started a 401(k) business with a new-to-the-world business model, created a synthetic asset segmentation method, co-invented a patented retirement planning software and led a team to create a new strategic plan as part of the initial public offering of Nationwide Financial Services stock. Currently, Mr. Easley also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Easley possesses extensive insurance business, product and liability management experience.

   SUSAN L. LEES, 53, has been director and Senior Vice President, General Counsel and Secretary since August 2008. Ms. Lees is also Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company. At Allstate for over 20 years, Ms. Lees progressed through various counsel positions throughout Allstate before become an assistant vice president in 1999. As the leader of the Corporate Law division of Allstate Law and Regulation, Ms. Lees gained extensive experience working with a number of the business areas throughout the enterprise, including Allstate Life Insurance Company. Currently, Ms. Lees serves as a director for Life Insurance Council of New York. She also serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Ms. Lees has a deep understanding of insurance business generally, as well as applicable laws and regulations, including corporate and securities laws and corporate governance matters. In addition, Ms. Lees has extensive knowledge regarding Lincoln Benefit's business, including its employees, products, agencies and customers.

   JOHN C. PINTOZZI, 45, has been director, Senior Vice President and Chief Financial Officer since March 2005. Mr. Pintozzi also is Senior Vice President and Chief Financial Officer for Allstate Life Insurance Company. In these positions, Mr. Pintozzi is responsible for the planning and analysis, capital allocation, valuation and compliance functions as well as Allstate Federal Savings Bank. Prior to Allstate, Mr. Pintozzi was an audit partner with Deloitte & Touche, specializing in the insurance and financial services industries. He is a Certified Public Accountant and holds memberships with the American Institute of Certified Public Accountants and the Illinois CPA Society. In addition, Mr. Pintozzi currently serves as a director for Allstate Life Insurance Company, which is affiliated with Lincoln Benefit. Mr. Pintozzi has extensive experience in corporate and insurance company finance and accounting.

   MATTHEW E. WINTER, 54, has been a director since December 2009, Chief Executive Officer and Chairman of the Board since March 2010. Mr. Winter is also the President and Chief Executive Officer of Allstate Life Insurance Company and Senior Vice President of Allstate Insurance Company, each a parent organization of Lincoln Benefit. Prior to Allstate, Mr. Winter was the Vice Chairman of American International Group, President and Chief Executive Officer of American General Life Companies, and Executive Vice President for MassMutual Financial Group. For a brief period in 2009, Mr. Winter served as a director of EP Global Communications, a magazine publication and distribution company. Currently, Mr. Winter also serves as a director for Allstate Insurance Company and Allstate Life Insurance Company, each of which is affiliated with Lincoln Benefit. Mr. Winter was also a former Chairman of the Houston Food Bank Board of Directors. Mr. Winter has extensive experience leading major life insurance and financial services providers, working with financial and estate planning products and overseeing the operations of insurance companies.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

   No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Lincoln Benefit.

ITEM 11(L).EXECUTIVE COMPENSATION

                 COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

OVERVIEW

   Executive officers of Lincoln Benefit also serve as officers of other subsidiaries of The Allstate Corporation ("Allstate") and receive no compensation directly from Lincoln Benefit. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive's compensation allocated to Lincoln Benefit under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate and certain affiliates, as amended effective January 1, 2009, to which Lincoln Benefit is a party (the "Service and Expense Agreement"). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported. Lincoln Benefit's directors receive no compensation for serving as directors in addition to their compensation as employees of an Allstate affiliate.

   Each year the Compensation and Succession Committee (the "Committee") of the Allstate Board of Directors and members of Allstate management review the overall design of Allstate's executive compensation program to ensure compensation is aligned with both annual and long-term performance. At target levels of performance, annual and long-term incentive awards are designed to constitute a significant percentage of an executive's total core compensation and provide a strong link to Allstate's performance. Additionally, the delivery of the largest portion of incentive compensation through stock options provides even greater alignment with stockholder interests because the stock price must appreciate from the date of grant for any value to be delivered to executives.

   Allstate has made changes to its executive compensation program for 2011. Allstate has eliminated any excise tax gross-ups in new change-in-control agreements. Allstate has also made changes to the annual incentive program for 2011 to continue to better align executive compensation with enterprise performance. The key program change, which will apply to all bonus eligible employees across the enterprise, will be to reduce the number of measures and provide for greater use of enterprise-wide corporate goals. Allstate believes this action will focus employees on those goals which will more effectively drive sustainable long-term growth for stockholders.

COMPENSATION PHILOSOPHY

   Allstate's compensation philosophy is based on these central beliefs:

    . Executive compensation should be aligned with performance and stockholder value. Accordingly, a significant amount of executive compensation should be in the form of equity.

    . The compensation of our executives should vary both with appreciation in the price of Allstate stock and with Allstate's performance in achieving strategic short and long-term business goals designed to drive stock price appreciation.

    . Allstate's compensation program should inspire our executives to strive for performance that is better than the industry average.

    . A greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance.

    . Allstate should provide competitive levels of compensation for competitive levels of performance and superior levels of compensation for superior levels of performance.

   Allstate's executive compensation program has been designed around these beliefs and includes programs and practices that ensure alignment between the interests of its stockholders and executives and delivery of compensation consistent with the corresponding level of performance. These objectives are balanced with the goal of attracting, motivating, and retaining highly talented executives to compete in our complex and highly regulated industry.

   Some of Allstate's key practices we believe support this approach include:

    . Providing a significant portion of executive pay through stock options, creating direct alignment with stockholder interests.

    . Establishment of stock ownership guidelines for senior executives that drive further alignment with stockholder interests. Each named executive officer, except Mr. Dahl, is required to hold four times salary.

    .  Stock option repricing is not permitted.

    . A robust governance process for the design, approval, administration, and review of our overall compensation program.

    . Utilization of annual incentive plan caps to limit maximum award opportunities and support enterprise risk management strategies.

    . Inclusion of a clawback feature in the Annual Executive Incentive Plan and the 2009 Equity Incentive Plan that provides the ability to recover compensation from Allstate executive officers in the event of certain financial restatements.

    . Incorporation of discretion in the annual executive incentive plan to allow for the adjustment of awards to reflect individual performance.

   Allstate's philosophy and practices have provided us with the tools to create an effective executive compensation program as detailed below.

NAMED EXECUTIVES

   This CD&A describes the executive compensation program at Allstate and specifically describes total 2010 compensation for the following named executives of Lincoln Benefit*:

    .  Matthew E. Winter--Chairman of the Board and Chief Executive Officer

    .  John C. Pintozzi--Senior Vice President and Chief Financial Officer

    .  Lawrence W. Dahl--President and Chief Operating Officer

    .  Matthew S. Easley--Senior Vice President

    .  Robert K. Becker--Senior Vice President

* Reflects titles in effect as of December 31, 2010.

COMPENSATION PRACTICES

   Allstate reviews the design of its executive compensation program and executive pay levels on an annual basis and performance and goal attainment within this design throughout the year. As part of that review, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2010, the Committee considered compensation data for the peer companies listed on page 63 for Mr. Winter, as well as proxy information from select S&P 100 companies with fiscal 2009 revenue of between $15 and $60 billion with which Allstate competes for executive talent. Towers Watson, an independent compensation consultant, recommended modifications to the peer insurance companies that Allstate uses in benchmarking compensation for certain executives for 2010. The Committee approved removing from the peer insurance companies Cincinnati Financial Corporation due to its relative size and CNA Financial Corporation because it is closely held. ACE Ltd, AFLAC Inc., and Manulife Financial Corporation were added to augment the peer insurance companies with similarly sized insurers.

   With respect to the named executives other than Mr. Winter, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Mercer Property & Casualty Insurance Company Survey, the 2009 Towers Perrin Diversified Insurance Survey, and the Towers Perrin Compensation Data Bank. The Diversified Insurance Survey includes 18 insurance organizations with assets ranging from $848 million to $108 billion. The Towers Perrin Compensation Data Bank provides compensation data on 90 of the Fortune 100 companies. The Mercer Property & Casualty Insurance Company Survey includes compensation data for 27 property and casualty insurance companies with at least $2 billion in annual premiums. In addition, in its executive pay and performance discussions, Allstate management considered information regarding other companies in the financial services industries.

                           PEER INSURANCE COMPANIES

 ACE Ltd.*                              Manulife Financial Corporation*
 AFLAC Inc.*                            MetLife Inc.
 The Chubb Corporation                  The Progressive Corporation
 The Hartford Financial Services        Prudential Financial, Inc.
 Group, Inc.
 Lincoln National Corporation           The Travelers Companies, Inc.
--------
* Added in 2010

CORE ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

   Allstate's executive compensation program design balances fixed and variable compensation elements and provides alignment with both short and long term business goals through annual and long-term incentives. Allstate's incentives are designed to balance overall corporate, business unit, and individual performance with respect to measures Allstate believes correlate to the creation of stockholder value and align with Allstate's strategic vision and operating priorities. The following table lists the core elements of Allstate's executive compensation program.

                                                                           POTENTIAL FOR
                                                                          VARIABILITY WITH
CORE ELEMENT                                      PURPOSE                   PERFORMANCE
------------                       -------------------------------------- ----------------
Annual salary                      Provides a base level of competitive   Low
                                   cash compensation for executive talent

Annual cash incentive awards       Reward performance on key strategic,   High
                                   operational, and financial measures
                                   over the year

Long-term equity incentive awards  Align the interests of executives      Moderate to High
                                   with long-term shareholder value and
                                   retain executive talent

SALARY

   Mr. Winter's salary was set by the Allstate Board of Directors based on the Committee's recommendation. The salaries of the other named executives are set by Allstate management. In recommending executive base salary levels, Allstate uses the 50/th/ percentile of its peer insurance companies for Mr. Winter and the 50/th/ percentile of insurance and general industry data for the other named executives as a guideline to align with Allstate's pay philosophy for competitive positioning in the market for executive talent.

    . The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and insurance industry market data and are set at levels intended to be competitive.

    . Annual merit increases for the named executives are based on evaluations of their performance using the average enterprise-wide merit increase as a guideline.

       . The base salaries for each named executive were reviewed in February of 2010. Allstate established a new base salary for each named executive other than Mr. Winter based on individual performance and in line with the enterprise-wide merit increase.

       . Allstate did not adjust the base salary for Mr. Winter, which had just been established in the last quarter of 2009 when he joined the corporation.

INCENTIVE COMPENSATION

   The Committee approves performance measures and goals for cash incentive awards during the first quarter of the year. The performance measures and goals are aligned with Allstate's objectives and tied to its strategic vision and its operating priorities. They are designed to reward Allstate executives for actual performance, to reflect objectives that will require significant effort and skill to achieve, and to drive Allstate stockholder value.

   After the end of the year for annual cash incentive awards and after the end of the three-year cycle for long-term cash incentive awards, the Committee reviews the extent to which Allstate has achieved the various performance measures and approves the actual amount of all cash incentive awards for Allstate executive officers. The Committee may adjust the amount of an annual cash incentive award but has no authority to increase the amount of an award payable to Mr. Winter above the described plan limits. Allstate management approves the actual amount of cash incentive awards to the other named executives. Allstate pays the cash incentive awards in March, after the end of the year for the annual cash incentive awards and after the end of the three-year cycle for the long-term cash incentive awards. Long-term cash incentives have been discontinued, and the last three year cycle ended in 2010.

   Typically the Committee also approves grants of equity awards on an annual basis during a meeting in the first quarter. By making these awards and approving performance measures and goals for the annual cash incentive awards during the first quarter, Allstate is able to balance these elements of core compensation to align with its business goals.

ANNUAL CASH INCENTIVE AWARDS

   In 2010 Allstate executives had the opportunity to earn an annual cash incentive award based on the achievement of performance measures over a one-year period. The annual incentive plans are designed to provide all of the named executives with cash awards based on a combination of corporate and business unit performance measures for each of Allstate's main business units:
Allstate Protection, Allstate Financial, and Allstate Investments. Lincoln Benefit is part of Allstate Financial.

   The maximum amount of Mr. Winter's award was the lesser of a stockholder approved maximum under the Annual Executive Incentive Plan of $8.5 million or 25% of the 1.0% of Operating Income pool. Operating Income is defined under the "Performance Measures" caption on page 85. Although these limits established the maximum annual cash incentive awards that could be paid to Mr. Winter, the Committee retained complete discretion to pay any lesser amount. Mr. Winter's actual award was based on the achievement of certain performance measures as detailed below, including assessments of his individual performance and overall corporate and Allstate Financial business unit performance. None of the named executives other than Mr. Winter participate in the Operating Income pool.

   For 2010, the Committee adopted corporate and Allstate Financial business unit level annual performance measures and weighted them as applied to Mr. Winter in accordance with his responsibility for Allstate's overall corporate performance and the performance of the Allstate Financial business unit. Allstate management utilized the same performance measures and weighting with respect to each of the named executives other than Mr. Winter. Each measure is assigned a weight expressed as a percentage of the total annual cash incentive award opportunity, with all weights adding to 100%.

   The following table lists the performance measures and related target goals for 2010 as well as the weighting factors and the actual results applicable to the named executives. The performance measures were designed to focus executive attention on key strategic, operational, and financial measures including top line growth and profitability. For each performance measure, the Committee approved a threshold, target, and maximum goal. The target goals for the performance measures were based on evaluations of our historical performance and plans to drive projected performance. A description of each performance measure is provided under the "Performance Measures" caption on page 85.

 ANNUAL CASH INCENTIVE AWARD PERFORMANCE MEASURES, TARGET, AND WEIGHTING/(1)/

                                                                                      ACHIEVEMENT
                                                                                      RELATIVE TO
                                                                                       THRESHOLD,
PERFORMANCE                                                                             TARGET,
MEASURE                                        WEIGHTING    TARGET     ACTUAL/(2)/   MAXIMUM GOALS
-----------                                    --------- ------------- ------------- ---------------
CORPORATE-LEVEL PERFORMANCE MEASURE...........    20%
   Adjusted Operating Income Per Diluted                    $4.30         $3.00         Between
     Share....................................                                       threshold and
                                                                                         target
ALLSTATE FINANCIAL PERFORMANCE MEASURES.......    80%
   Adjusted Operating Income..................           $425 million  $474 million     Exceeded
                                                                                        maximum
   Adjusted Operating Return on Equity........               6.6%          7.7%         Exceeded
                                                                                        maximum
   Allstate Exclusive Agency Proprietary and             $256 million  $262 million  Between target
     AWD Weighted Sales.......................                                        and maximum
   Allstate Financial Portfolio Excess Total                  55            63       Between target
     Return (in basis points).................                                        and maximum

--------
/(1)/Information regarding Allstate's performance measures is disclosed in the limited context of its annual cash incentive awards and should not be understood to be statements of Allstate management's expectations or estimates of results or other guidance. Allstate specifically cautions investors not to apply these statements to other contexts.
/(2)/Stated as a percentage of target goals with a range from 0% to 250%, the actual performance comprises 54% for Adjusted Operating Income Per Diluted Share performance, and 189% for Allstate Financial performance. The weighted results stated as a percentage of the target goals for all named executives was 162%.

   Target award opportunities approved by Allstate are stated as a percentage of annual base salary. Annual cash incentive awards are calculated using base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis. In setting target incentive levels for named executives, Allstate gives the most consideration to market data primarily focusing on pay levels at peer group companies with which it directly competes for executive talent and stockholder investment. As a result of leveraging external market data, Mr. Winter had the highest target award opportunity of 125%, followed by Mr. Pintozzi with a target award opportunity of 60%, followed by Messrs. Easley and Becker with a target award opportunity of 50%, followed by Mr. Dahl with a target award opportunity of 35%.

   In calculating the annual cash incentive awards, Allstate achievement with respect to each performance measure is expressed as a percentage of the target goal, with interpolation applied between the threshold and target goals and between the target and maximum goals. Unless otherwise adjusted by Allstate, the amount of each named executive's annual cash incentive award is the sum of the amounts calculated using the calculation below for all of the performance measures.

Actual performance interpolated relative to  X   Weighting  X   Target award opportunity as a  X   Salary**
threshold and target on a range of 50% to                          percentage of salary**
100% and relative to target and maximum
on a range of 100% to 250%*

--------
*  Actual performance below threshold results in 0%
** Base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis.

   Following the end of the performance year, the performance of each named executive was evaluated. Based on a subjective evaluation of each executive's contributions and performance individual adjustments were made to the formula driven annual incentive amounts. The recommendations were considered and approved by the Committee for Mr. Winter and by Allstate management for the other named executives.

LONG-TERM INCENTIVE AWARDS--CASH AND EQUITY

   As part of total core compensation, Allstate historically has provided three forms of long-term incentive awards: stock options, restricted stock units, and long-term cash incentive awards. In 2009, Allstate discontinued future cycles of the long-term cash incentive plan. The relative mix of various forms of these awards is driven by Allstate's objectives in providing the specific form of award, as described below.

LONG-TERM INCENTIVE AWARDS--EQUITY

   Allstate grants larger equity awards to executives with the broadest scope of responsibility, consistent with Allstate's philosophy that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance. However, from time to time, larger equity awards are granted to attract new executives. Allstate annually reviews the mix of equity incentives provided to the named executives. The mix consisted of 65% stock options and 35% restricted stock units for Mr. Winter. Other employees eligible for equity incentive awards, including the named executives other than Mr. Winter, had the choice of receiving the value of their equity incentive awards in the following proportions between stock options and restricted stock units:

    .  25% stock options and 75% restricted stock units;

    .  65% stock options and 35% restricted stock units;

    .  50% stock options and 50% restricted stock units; or

    .  75% stock options and 25% restricted stock units

   The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2010 table. Stock options, which are performance-based, require growth in the Allstate stock price to deliver any value to an executive. The restricted stock units provide alignment with Allstate stockholder interests along with providing an effective retention tool.

STOCK OPTIONS

   Stock options represent the opportunity to buy shares of Allstate's stock at a fixed exercise price at a future date. Allstate uses them to align the interests of Allstate's executives with long-term stockholder value, as the stock price must appreciate from the date of grant for any value to be delivered to executives.

   Key elements:

    . Under Allstate's stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the date of grant.

    . Stock option repricing is not permitted. In other words, absent an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award.

    . All stock option awards have been made in the form of nonqualified stock options.

    . The options granted to the named executives in 2010 become exercisable in three installments, 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

RESTRICTED STOCK UNITS

   Each restricted stock unit represents Allstate's promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit "vests"). Because restricted stock units are based on and payable in stock, they serve to reinforce the alignment of interests of Allstate's executives and Allstate's stockholders. In addition, because restricted stock units have a real, current value that is forfeited, except in some circumstances, if an executive terminates employment before the restricted stock units vest, they provide a retention incentive. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares.

   Key elements:

    . The restricted stock units granted to the named executives in 2010 vest in three installments, 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, except in certain change-in-control situations or under other special circumstances approved by Allstate.

    . The restricted stock units granted to the named executives in 2010 include the right to receive previously accrued dividend equivalents when the underlying restricted stock unit vests.

TIMING OF EQUITY AWARDS AND GRANT PRACTICES

   The Committee grants equity incentive awards to current employees on an annual basis normally during a meeting in the first fiscal quarter, after the issuance of Allstate's prior fiscal year-end earnings release. Throughout the year, the Committee grants equity incentive awards in connection with new hires and promotions and in recognition of achievements. Equity incentive awards to employees other than Allstate executive officers also may be granted by an equity award committee which currently consists of Allstate's chief executive officer. The equity award committee may grant restricted stock units and stock options in connection with new hires and promotions and in recognition of achievements. The grant date for awards other than annual awards is fixed as the first business day of a month following the committee action.

STOCK OWNERSHIP GUIDELINES

   Because Allstate believes management's interests must be linked with those of Allstate's stockholders, Allstate instituted stock ownership guidelines in 1996 that require each of the named executives, other than Mr. Dahl, to own common stock, including restricted stock units, worth a multiple of base salary, as of March 1 following the fifth year after assuming a senior management position. Unexercised stock options do not count towards meeting the stock ownership guidelines. For the named executives, the goal is four times salary. Mr. Winter has until March 2015 to meet his goal. Messrs. Easley and Pintozzi have met their respective goals. Mr. Becker has until March 2014 to meet his goal. After a named executive meets the guideline for the position, if the value of his or her shares does not equal the specified multiple of base salary solely due to the fact that the value of the shares has declined, the executive is still deemed to be in compliance with the guideline. However, an executive in that situation may not sell shares acquired upon the exercise of an option or conversion of an equity award except to satisfy tax withholding obligations, until the value of his or her shares again equals the specified multiple of base salary. In accordance with Allstate's policy on insider trading, all officers, directors, and employees are prohibited from engaging in transactions with respect to any securities issued by Allstate or any of its subsidiaries that might be considered speculative or regarded as hedging, such as selling short or buying or selling options.

LONG-TERM INCENTIVE AWARDS--CASH

   There were no pay-outs on any long-term cash incentive awards for the 2008-2010 cycle, the final cycle under the Long-Term Executive Incentive Compensation Plan. Long-term cash incentive awards were originally designed to reward executives for collective results attained over a three-year performance cycle. Only Messrs. Pintozzi and Easley were eligible for these awards. There were three performance measures for the 2008-2010 cycle: average adjusted return on equity relative to peers, which was weighted at 50% of the potential award, Allstate Protection growth in policies in force, and Allstate Financial return on total capital, both weighted at 25% of the potential award. The Allstate Protection growth in policies in force measure had target set at 5.0%, with actual performance of -5.9%. The Allstate Financial return on total capital measure had target set at 9.5%, with actual performance of -12.6%. The selection and weighting of these measures was intended to focus executive attention on the collective achievement of Allstate's long-term financial goals across its various product lines. A description of each performance measure is provided under the "Performance Measures" caption on page 85.

   The average adjusted return on equity relative to peers measure compared Allstate's performance to a group of other insurance companies. If the average adjusted return on equity had exceeded the average risk free rate of return on three-year Treasury notes over the three-year cycle, plus 200 basis points, Allstate's ranked position relative to the peer group would have determined the percentage of the total target award for this performance measure to be paid. However, the average adjusted return on equity did not exceed the average risk free rate of return, plus 200 basis points, resulting in no payout.

OTHER ELEMENTS OF COMPENSATION

   To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed in the following table.

                                                                                           OTHER       ALL FULL-TIME
                                                                                         OFFICERS       AND REGULAR
                                                                           NAMED        AND CERTAIN      PART-TIME
BENEFIT OR PERQUISITE                                                    EXECUTIVES      MANAGERS        EMPLOYEES
---------------------                                                   ------------ ---------------   -------------
401(k)/(1)/ and defined benefit pension................................ (check mark) (check mark)      (check mark)
Supplemental retirement benefit........................................ (check mark) (check mark)
Health and welfare benefits/(2)/....................................... (check mark) (check mark)      (check mark)
Supplemental long-term disability and executive physical program....... (check mark) (check mark)/(3)/
Deferred compensation.................................................. (check mark) (check mark)
Tax preparation and financial planning services........................ (check mark) (check mark)/(4)/
Mobile phones, ground transportation and personal use of aircraft/(5)/. (check mark) (check mark)

--------
/(1)/Allstate contributed $.50 for every dollar of basic pre-tax deposits made in 2010 on the first 3 percent of eligible pay and $.25 for every dollar of basic pre-tax deposits made in 2010 on the next 2 percent of eligible pay for eligible participants, including the named executives.
/(2)/Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.
/(3)/An executive physical program is available to all officers.
/(4)/All officers are eligible for tax preparation services. Financial planning services were provided to Mr. Winter only.
/(5)/Ground transportation is available to Mr. Winter. In limited circumstances approved by Allstate's CEO, Mr. Winter is permitted to use Allstate's corporate aircraft for personal purposes. Mr. Winter did not use the corporate aircraft for personal purposes in 2010. Mobile phones are available to members of Allstate's senior management team, other officers, and certain managers, and certain employees depending on their job responsibilities.

RETIREMENT BENEFITS

   Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate's regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income related to an employee's level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law places limits on (1) the amount of an individual's compensation that can be used to calculate plan benefits and
(2) the total amount of benefits payable to a participant under the plan on an annual basis. These limits may result in a lower benefit under the ARP than would have been payable if the limits did not exist for certain of our employees. Therefore, the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP) was created for the purpose of providing ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits described above did not exist.

CHANGE-IN-CONTROL AND POST-TERMINATION BENEFITS

   Since a change-in-control or other triggering event may never occur, Allstate does not view change-in-control benefits or post-termination benefits as compensation. Consistent with Allstate compensation objectives, Allstate offers these benefits to attract, motivate, and retain certain highly talented executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Allstate's change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain the connection between the interests of Allstate's executives and Allstate stockholders. Allstate's change-in-control agreements entered into prior to January 1, 2011, provide an excise tax gross-up to mitigate the possible disparate tax treatment for similarly situated employees. However, starting in 2011, new change-in-control agreements will not include an excise tax gross-up provision. Of the named executives, Messrs. Winter, Pintozzi, and Easley are subject to change-in-control agreements.

   As part of the change-in-control benefits, executives with change-in-control agreements receive previously deferred compensation and equity awards that might otherwise be eliminated by new directors elected in connection with a change-in-control, and also receive certain protections for cash incentive awards and benefits if an executive's employment is terminated within a two-year period after a change-in-control. The change-in-control and post-termination arrangements which are described in the "Potential Payments as a Result of Termination or Change-in-Control" section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

EXECUTIVE COMPENSATION TABLES

                          SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning the compensation of the named executives for all services rendered to Lincoln Benefit in 2009 and 2010, allocated to Lincoln Benefit in a manner consistent with the allocation of compensation expenses under the Service and Expense Agreement.

                                                                                    CHANGE IN
                                                                                  PENSION VALUE
                                                                                       AND
                                                                                  NONQUALIFIED
                                                                     NON-EQUITY     DEFERRED
                                                  STOCK   OPTION   INCENTIVE PLAN COMPENSATION      ALL OTHER
                                  SALARY   BONUS AWARDS   AWARDS    COMPENSATION    EARNINGS       COMPENSATION   TOTAL
NAME/(1)/                    YEAR ($)/(2)/  ($)  ($)/(3)/ ($)/(4)/    ($)/(5)/      ($)/(6)/         ($)/(7)/      ($)
--------                     ---- -------  ----- -------  -------  -------------- -------------    ------------ ---------
Matthew E. Winter........... 2010 172,200      0 210,943  391,756     347,930          1,100/(8)/     10,082    1,134,011
(CHAIRMAN OF THE BOARD AND
 CHIEF EXECUTIVE OFFICER)                     --

John C. Pintozzi............ 2010 130,757      0  94,860   94,859     157,535          8,735/(9)/      7,528      494,274
(SENIOR VICE PRESIDENT AND
 CHIEF FINANCIAL OFFICER)    2009 120,224  7,436  55,594  106,439      75,456         10,673           9,053      384,875

Lawrence W. Dahl............ 2010 274,586      0  53,428   17,810     137,159        136,233/(10)/    36,639      655,855
(PRESIDENT--CHIEF OPERATING
 OFFICER)                    2009 253,299      0  25,195   48,246     113,091        235,494          97,306      772,631

Matthew S. Easley........... 2010 121,588      0  87,172   29,058      94,335          6,276/(11)/     9,496      347,925
(SENIOR VICE PRESIDENT)      2009 114,709      0  45,652   87,398      72,160          6,064           8,708      334,691

Robert K. Becker............ 2010  89,294      0  18,609   55,811      81,067         35,616/(12)/     6,763      287,160
(SENIOR VICE PRESIDENT)

--------
/(1)/Messrs. Winter and Becker were not named executives for fiscal year 2009. /(2)/Reflects amounts for 2009 that were paid in 2009 which, due to the timing of Allstate's payroll cycle, included amounts earned in 2008.
/(3)/The aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC 718"). The number of restricted stock units granted in 2010 to each named executive is provided in the Grants of Plan-Based Awards table on page 73. The fair value of restricted stock unit awards is based on the final closing price of Allstate's stock as of the date of grant. The final closing price in part reflects the payment of future dividends expected.

/(4)/The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using a binomial lattice model. The fair value of each option award is estimated on the date of grant using the assumptions as set forth in the following table:

                                                     2010          2009
                                                 ------------- -------------
   Weighted average expected term...............  7.8 years     8.1 years
   Expected volatility.......................... 23.7 - 52.3%  26.3 - 79.2%
   Weighted average volatility..................    35.1%         38.3%
   Expected dividends...........................  2.4 - 2.8%       2.6%
   Weighted average expected dividends..........     2.6%          2.6%
   Risk-free rate...............................  0.1 - 3.9%    0.0 - 3.7%

   The number of options granted in 2010 to each named executive is provided in the Grants of Plan-Based Awards table on page 73.

/(5)/Amounts earned under the annual incentive plan are paid in the year following performance. Amounts earned under the Long-Term Executive Incentive Compensation Plan are paid in the year following the performance cycle. The amounts shown in the table above include amounts earned in 2010 and 2009 and payable under these plans in 2011 and 2010, respectively. The break-down for each component is as follows:

                               ANNUAL CASH              LONG-TERM
                                INCENTIVE             CASH INCENTIVE
            NAME          YEAR AWARD AMOUNT   CYCLE    AWARD AMOUNT
            ----          ---- ------------ --------- --------------
            Mr. Winter... 2010   $347,930   2008-2010    $     0
            Mr. Pintozzi. 2010   $157,535   2008-2010    $     0
                          2009   $ 54,970   2007-2009    $20,486
            Mr. Dahl..... 2010   $137,159   2008-2010    $     0
                          2009   $ 50,748*  2007-2009    $     0
            Mr. Easley... 2010   $ 94,335   2008-2010    $     0
                          2009   $ 52,444   2007-2009    $19,716
            Mr. Becker... 2010   $ 81,067   2008-2010    $     0

   -----
*  In 2009, as President and Chief Operating Officer of Lincoln Benefit,
   Mr. Dahl participated in a cash-based sales incentive plan (the "Sales Incentive Plan") based on first year premiums for universal life and term policies as well as annuity deposits sold by one of Lincoln Benefit's distribution channels. Payments related to the Sales Incentive Plan totaled $62,343 for 2009. Mr. Dahl did not participate in the Sales Incentive Plan in 2010. No other named executives of Lincoln Benefit participated in the Sales Incentive Plan.
/(6)/Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2010 and 2009. These are benefits under the Allstate Retirement Plan (ARP) and the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since our Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 16 to Allstate's audited financial statements for 2010.)
/(7)/The "All Other Compensation for 2010--Supplemental Table" provides details regarding the amounts for 2010 for this column.
/(8)/Reflects increases in the actuarial value of the benefits provided to
     Mr. Winter pursuant to the SRIP of $1,100.
/(9)/Reflects increases in the actuarial value of the benefits provided to Mr. Pintozzi pursuant to the ARP and SRIP of $4,396 and $4,339, respectively.
/(10)/Reflects increases in the actuarial value of the benefits provided to Mr. Dahl pursuant to the ARP and SRIP of $82,402 and $53,831, respectively.
/(11)/Reflects increases in the actuarial value of the benefits provided to Mr. Easley pursuant to the ARP and SRIP of $3,098 and $3,178, respectively.
/(12)/Reflects increases in the actuarial value of the benefits provided to Mr. Becker pursuant to the ARP and SRIP of $23,305 and $12,311, respectively.

              ALL OTHER COMPENSATION FOR 2010--SUPPLEMENTAL TABLE

                                 (In dollars)

   The following table describes the incremental cost of other benefits provided in 2010 that are included in the "All Other Compensation" column.

                                                             TOTAL
                              401(K)     PTO               ALL OTHER
          NAME               MATCH/(1)/ PAYOUT OTHER/(2)/ COMPENSATION
          ----               ---------  ------ ---------  ------------
          Mr. Winter... 2010   1,400         0   8,682       10,082
          Mr. Pintozzi. 2010   2,009         0   5,519        7,528
          Mr. Dahl..... 2010   4,900    21,539  10,200       36,639
          Ms. Easley... 2010   2,009         0   7,487        9,496
          Mr. Becker... 2010   1,986         0   4,777        6,763

--------
/(1)/Each of the named executives participated in our 401(k) plan during 2010.
     The amount shown is the amount allocated to their accounts as employer matching contributions. Mr. Winter will not be vested in the employer matching contribution until he has completed three years of vesting service.
/(2)/"Other" consists of premiums for group life insurance and personal benefits and perquisites consisting of cell phones, tax preparation services, financial planning, executive physicals, ground transportation, and supplemental long-term disability coverage. There was no incremental cost for the use of mobile phones. Allstate provides supplemental long-term disability coverage to regular full-time and regular part-time employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Group Long Term Disability Insurance Plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2010 and so no incremental cost is reflected in the table. None of the personal benefits and perquisites individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executives, except for the payment to Mr. Dahl, in accordance with Nebraska law, of $21,539 for paid time off accrued but not taken in 2010.

           GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2010/(1)/

   The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during the fiscal year 2010 to the extent the expense for such awards was allocated to Lincoln Benefit under the Service and Expense Agreement.

                                                                                 ALL OTHER ALL OTHER
                                                                                   STOCK     OPTION
                                                      ESTIMATED FUTURE PAYOUTS    AWARDS:   AWARDS:    EXERCISE
                                                     UNDER NON-EQUITY INCENTIVE  NUMBER OF NUMBER OF    OR BASE
                                                          PLAN AWARDS/(2)/       SHARES OF SECURITIES  PRICE OF
                                                     --------------------------- STOCK OR  UNDERLYING   OPTION
                  GRANT                              THRESHOLD TARGET   MAXIMUM    UNITS    OPTIONS     AWARDS
NAME              DATE             PLAN NAME            ($)     ($)       ($)       (#)       (#)     ($/SHR)/(3)/
----          -------------- ----------------------- --------- ------- --------- --------- ---------- -----------
Mr. Winter... --             Annual cash incentive    107,625  215,250 1,104,233
              Feb. 22, 2010  Restricted stock units                                6,716
              Feb. 22, 2010  Stock options                                                   39,571     $31.41

Mr. Pintozzi. --             Annual cash incentive     39,219   78,439   196,097
              Feb. 22, 2010  Restricted stock units                                3,020
              Feb. 22, 2010  Stock options                                                    9,582     $31.41

Mr. Dahl..... --             Annual cash incentive     48,006   96,012   240,029
              Feb. 22, 2010  Restricted stock units                                1,701
              Feb. 22, 2010  Stock options                                                    1,799     $31.41

Mr. Easley... --             Annual cash incentive     36,475   72,949   182,373
              Feb. 22, 2010  Restricted stock units                                2,775
              Feb. 22, 2010  Stock options                                                    2,935     $31.41

Mr. Becker... --             Annual cash incentive     22,307   44,613   111,533
              Feb. 22, 2010  Restricted stock units                                  592
              Feb. 22, 2010  Stock options                                                    5,638     $31.41



                 GRANT DATE
              FAIR VALUE ($)/(4)/
              -------------------
               STOCK     OPTION
NAME           AWARDS    AWARDS
----          --------  --------
Mr. Winter...
              $210,943
                        $391,756

Mr. Pintozzi.
              $ 94,860
                        $ 94,859

Mr. Dahl.....
              $ 53,428
                        $ 17,810

Mr. Easley...
              $ 87,172
                        $ 29,058

Mr. Becker...
              $ 18,609
                        $ 55,811

--------
/(1)/Awards under the annual executive incentive plans and the 2009 Equity
     Incentive Plan.
/(2)/The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is fifty percent of target, as the minimum amount payable if threshold performance is achieved. If threshold is not achieved the payment to named executives would be zero. The target amount is based upon achievement of certain performance measures set forth in the "Annual Cash Incentive Awards" section. The maximum amount payable to Mr. Winter is the lesser of a stockholder approved maximum under the Annual Executive Incentive Plan of $8.5 million or 25% of the award pool. The award pool is equal to 1.0% of Operating Income. None of the other named executives participate in the operating income pool. A description of the Operating Income performance measure is provided under the "Performance Measures" caption on page 85.
/(3)/The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. Fair market value is equal to the closing sale price on the date of grant or, if there was no such sale on the date of grant, then on the last previous day on which there was a sale.
/(4)/The aggregate grant date fair value of restricted stock units was $31.41 and for stock option awards was $9.90 for 2010, computed in accordance with FASB ASC 718. The assumptions used in the valuation are discussed in footnotes 3 and 4 to the Summary Compensation Table on pages 70 and 71.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

   The following table summarizes the outstanding equity awards of the named executives as of December 31, 2010, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2010. The percentage of each equity award actually allocated to Lincoln Benefit has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of such equity awards between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive's equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive's compensation to Lincoln Benefit in 2010 under the Service and Expense Agreement.

                                        OPTION AWARDS/(1)/                                          STOCK AWARDS
              ------------------------------------------------------------------------   ------------------------------------
                                                                                                         NUMBER
                                                                                                           OF
                                                                                                         SHARES
                                                                                                        OR UNITS
                                NUMBER OF         NUMBER OF                                             OF STOCK MARKET VALUE
                               SECURITIES        SECURITIES                                               THAT   OF SHARES OR
                               UNDERLYING        UNDERLYING                                               HAVE     UNITS OF
                 OPTION        UNEXERCISED       UNEXERCISED      OPTION     OPTION                       NOT     STOCK THAT
                  GRANT        OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION     STOCK AWARD    VESTED    HAVE NOT
NAME              DATE       EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE        GRANT DATE    (#)/(4)/ VESTED/(5)/
----          -------------- ---------------  -----------------  -------- -------------- -------------- -------- ------------
Mr. Winter... Nov. 2, 2009        2,406             7,219         $29.64  Nov. 2, 2019   Nov. 2, 2009    1,694     $ 54,019
              Feb. 22, 2010           0            39,571         $31.41  Feb. 22, 2020  Feb. 22, 2010   6,716     $214,100

                                                                                                                  AGGREGATE
                                                                                                                 MARKET VALUE
                                                                                                                 ------------
                                                                                                                   $268,119
Mr. Pintozzi. Sep. 30, 2002         513                 0         $35.17  Sep. 30, 2012
              Feb. 7, 2003        1,435                 0         $31.78  Feb. 7, 2013
              Feb. 6, 2004        2,041                 0         $45.96  Feb. 6, 2014
              Feb. 22, 2005       5,616                 0         $52.57  Feb. 22, 2015
              Feb. 21, 2006       5,562                 0         $53.84  Feb. 21, 2016
              Feb. 21, 2006       3,690                 0         $53.84  Feb. 21, 2016
              Feb. 20, 2007       4,094             1,365         $62.24  Feb. 20, 2017  Feb. 20, 2007     753     $ 23,998
              Feb. 26, 2008       4,872             4,872         $48.82  Feb. 26, 2018  Feb. 26, 2008   1,057     $ 33,710
              Feb. 27, 2009       2,542            15,312         $16.83  Feb. 27, 2019  Feb. 27, 2009   3,592     $114,526
              Feb. 22, 2010           0             9,582         $31.41  Feb. 22, 2020  Feb. 22, 2010   3,020     $ 96,279

                                                                                                                  AGGREGATE
                                                                                                                 MARKET VALUE
                                                                                                                 ------------
                                                                                                                   $268,513
Mr. Dahl..... May 15, 2001        4,224                 0         $42.00  May 15, 2011
              Feb. 7, 2002        5,868                 0         $33.38  Feb. 7, 2012
              Feb. 7, 2003        3,200                 0         $31.78  Feb. 7, 2013
              Feb. 6, 2004        3,333                 0         $45.96  Feb. 6, 2014
              Feb. 22, 2005       2,492                 0         $52.57  Feb. 22, 2015
              Feb. 21, 2006       3,418                 0         $53.84  Feb. 21, 2016
              Feb. 20, 2007       2,154               719         $62.24  Feb. 20, 2017  Feb. 20, 2007     397     $ 12,656
              Feb. 26, 2008       2,747             2,747         $48.82  Feb. 26, 2018  Feb. 26, 2008     596     $ 19,001
              Feb. 27, 2009       1,127             6,382         $16.83  Feb. 27, 2019  Feb. 27, 2009   1,497     $ 47,724
              Feb. 22, 2010           0             1,799         $31.41  Feb. 22, 2020  Feb. 22, 2010   1,701     $ 54,228

                                                                                                                  AGGREGATE
                                                                                                                 MARKET VALUE
                                                                                                                 ------------
                                                                                                                   $133,609

                                      OPTION AWARDS/(1)/                                          STOCK AWARDS
            ------------------------------------------------------------------------   ------------------------------------
                                                                                                       NUMBER
                                                                                                         OF
                                                                                                       SHARES
                                                                                                      OR UNITS
                              NUMBER OF         NUMBER OF                                             OF STOCK MARKET VALUE
                             SECURITIES        SECURITIES                                               THAT   OF SHARES OR
                             UNDERLYING        UNDERLYING                                               HAVE     UNITS OF
               OPTION        UNEXERCISED       UNEXERCISED      OPTION     OPTION                       NOT     STOCK THAT
                GRANT        OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION     STOCK AWARD    VESTED    HAVE NOT
NAME            DATE       EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE        GRANT DATE    (#)/(4)/ VESTED/(5)/
----        -------------- ---------------  -----------------  -------- -------------- -------------- -------- ------------
Mr. Easley. May 9, 2005         6,150                 0         $57.04  May 9, 2015
            Feb. 21, 2006       5,274                 0         $53.84  Feb. 21, 2016
            Feb. 21, 2006       3,690                 0         $53.84  Feb. 21, 2016
            Feb. 20, 2007       3,940             1,314         $62.24  Feb. 20, 2017  Feb. 20, 2007     724     $ 23,096
            Feb. 26, 2008       4,712             4,712         $48.82  Feb. 26, 2018  Feb. 26, 2008   1,023     $ 32,599
            Feb. 27, 2009       4,191            12,573         $16.83  Feb. 27, 2019  Feb. 27, 2009   2,950     $ 94,044
            Feb. 22, 2010           0             2,935         $31.41  Feb. 22, 2020  Feb. 22, 2010   2,775     $ 88,476

                                                                                                                AGGREGATE
                                                                                                               MARKET VALUE
                                                                                                               ------------
                                                                                                                 $238,215
Mr. Becker. Feb. 6, 2004          595                 0         $45.96  Feb. 6, 2014
            Feb. 22, 2005         465                 0         $52.57  Feb. 22, 2015
            Feb. 21, 2006         561                 0         $53.84  Feb. 21, 2016
            Feb. 20, 2007         410               137         $62.24  Feb. 20, 2017  Feb. 20, 2007      76     $  2,418
            Feb. 26, 2008         501               501         $48.82  Feb. 26, 2018  Feb. 26, 2008     109     $  3,464
            Feb. 27, 2009       1,190             3,569         $16.83  Feb. 27, 2019  Feb. 27, 2009     838     $ 26,704
            Feb. 22, 2010           0             5,638         $31.41  Feb. 22, 2020  Feb. 22, 2010     592     $ 18,887

                                                                                                                AGGREGATE
                                                                                                               MARKET VALUE
                                                                                                               ------------
                                                                                                                 $ 51,473

--------
/(1)/The options granted in 2010 vest in three installments of 50% on the second anniversary date and 25% on each of the third and fourth anniversaries dates. The other options vest in four installments on the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the date of grant, and for options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the date of grant or in each case, if there was no sale on the date of grant, then on the last previous day on which there was a sale.
/(2)/The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2010, for each of the named executives is as follows: Mr. Winter $5,391 (2,406 aggregate number exercisable), Mr. Pintozzi $38,401 (3,977 aggregate number exercisable), Mr. Dahl $17,281 (4,327 aggregate number exercisable), Mr. Easley $63,069 (4,191 aggregate number exercisable), and Mr. Becker $17,907 (1,190 aggregate number exercisable)
/(3)/The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2010, for each of the named executives is as follows: Mr. Winter $34,770 (46,791 aggregate number exercisable), Mr. Pintozzi $234,947 (24,894 aggregate number unexercisable), Mr. Dahl $96,895 (8,181 aggregate number unexercisable), Mr. Easley $190,598 (15,508 aggregate number unexercisable), and Mr. Becker $56,370 (9,207 aggregate number unexercisable).
/(4)/The restricted stock unit awards granted in 2010 vest in three installments of 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date, unless otherwise noted.
/(5)/Amount is based on the closing price of Allstate common stock of $31.88 on December 31, 2010.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2010

   The following table summarizes the options exercised by the named executives during 2010 and the restricted stock and restricted stock unit awards that vested during 2010, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2010.

           OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2010

                        OPTION AWARDS
                       (AS OF 12/31/10)                  STOCK AWARDS
               -------------------------------- -------------------------------
               NUMBER OF SHARES                 NUMBER OF SHARES
                 ACQUIRED ON    VALUE REALIZED    ACQUIRED ON    VALUE REALIZED
 NAME            EXERCISE (#)   ON EXERCISE ($)   VESTING (#)    ON VESTING ($)
 ----          ---------------- --------------- ---------------- --------------
 Mr. Winter...          0           $     0          $    0         $     0
 Mr. Pintozzi.      2,562           $36,015           1,087         $33,921
 Mr. Dahl.....      4,851           $33,820             516         $16,110
 Mr. Easley...          0           $     0           1,043         $32,551
 Mr. Becker...          0           $     0              84         $ 2,637

RETIREMENT BENEFITS

   Each named executive participates in two different defined benefit pension plans. Pension expense for each named executive under these plans has been accrued annually over the course of the executive's career with Allstate. The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over that period of time has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2010 attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive's accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Lincoln Benefit under the Service and Expense Agreement in 2010.

                               PENSION BENEFITS

                                                       NUMBER OF       PRESENT
                                                         YEARS        VALUE OF           PAYMENTS
                                                       CREDITED      ACCUMULATED        DURING LAST
NAME                          PLAN NAME               SERVICE (#) BENEFIT/(1)(2)/ ($) FISCAL YEAR ($)
----             ------------------------------------ ----------- -----------------   ---------------
Mr. Winter/(3)/. Allstate Retirement Plan                 1.2                0               0
                 Supplemental Retirement Income Plan      1.2            1,100               0
Mr. Pintozzi.... Allstate Retirement Plan                 8.3           19,939               0
                 Supplemental Retirement Income Plan      8.3           20,553               0
Mr. Dahl........ Allstate Retirement Plan                23.9          522,155               0
                 Supplemental Retirement Income Plan     23.9          437,358               0
Mr. Easley...... Allstate Retirement Plan                 5.7           10,343               0
                 Supplemental Retirement Income Plan      5.7           15,229               0
Mr. Becker...... Allstate Retirement Plan                10.0          116,258               0
                 Supplemental Retirement Income Plan     10.0           90,137               0

--------
/(1)/These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will only be known at the time they become eligible for payment. Accrued benefits were calculated as of December 31, 2010, and used to calculate the Present Value of Accumulated Benefits at December 31, 2010. December 31 is our pension plan measurement date used for financial statement reporting purposes.

   The amounts listed in this column are based on the following assumptions:

    . Discount rate of 6%, payment form assuming 80% paid as a lump sum and 20% paid as an annuity, lump-sum/annuity conversion segmented interest rates of 5.0% for the first five years, 6.5% for the next 15 years, and 7% for all years after 20 and the 2011 combined static
       Pension Protection Act funding mortality table with a blend of 50% males and 50% females (as required under the Internal Revenue Code), and post-retirement mortality for annuitants using the 2011 Internal Revenue Service mandated annuitant table; these are the same as those used for financial reporting year-end disclosure as described in the notes to Allstate's consolidated financial statements. (See note 16 to Allstate's audited financial statements for 2010.)

    . Based on guidance provided by the Securities and Exchange Commission, we have assumed normal retirement age which is age 65 under both the ARP and SRIP, regardless of any announced or anticipated retirements.

    . No assumption for early termination, disability, or pre-retirement mortality.

/(2)/The figures shown in the table above reflect the present value of the current accrued pension benefits calculated using the assumptions described in the preceding footnote. If the named executives' employment terminated on December 31, 2010, the present value of the non-qualified pension benefits for each named executive earned through December 31, 2010, is shown in the following table:

                                                             LUMP SUM
         NAME                       PLAN NAME               AMOUNT ($)
         ----          ------------------------------------ ----------
         Mr. Winter... Supplemental Retirement Income Plan     1,159
         Mr. Pintozzi. Supplemental Retirement Income Plan    22,528
         Mr. Dahl..... Supplemental Retirement Income Plan   660,832
         Mr. Easley... Supplemental Retirement Income Plan    15,895
         Mr. Becker... Supplemental Retirement Income Plan   118,725

   The amount shown is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2011, as required under the Pension Protection Act. Specifically, the interest rate for 2011 is based on 20% of the average August 30-year Treasury Bond rate from the prior year and 80% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2011 is the 2011 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as required under the Internal Revenue Code.

/(3)/Mr. Winter is not currently vested in the Allstate Retirement Plan or the Supplemental Retirement Income Plan.

   The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

  ALLSTATE RETIREMENT PLAN ("ARP")

   The ARP has two different types of benefit formulas (final average pay and cash balance) which apply to participants based on their date of hire or individual choice made prior to the January 1, 2003 introduction of a cash balance design. Of the named executives, Messrs. Winter, Pintozzi, and Easley are eligible to earn cash balance benefits. Benefits under the final average pay formula are earned and stated in the form of a straight life annuity payable at the normal retirement date (age 65). Participants who earn final average pay benefits may do so under one or more benefit formulas based on when they become members of the ARP and their years of service.

   Mr. Dahl and Mr. Becker earn ARP benefits under the post-1988 final average pay formula which is the sum of the Base Benefit and the Additional Benefit, as defined as follows:

    . Base Benefit =1.55% of the participant's average annual compensation, multiplied by credited service after 1988 (limited to 28 years of credited service)

    . Additional Benefit =0.65% of the amount, if any, of the participant's average annual compensation that exceeds the participant's covered compensation (the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age) multiplied by credited service after 1988 (limited to 28 years of credited service)

   Since Mr. Dahl earned benefits between January 1, 1978, and December 31, 1988, one component of his ARP benefit will be based on the following benefit formula:

1. Multiply years of credited service from 1978 through 1988 by 2 1/8%.

2. Then, multiply the percentage from step (1) by

       a. Average annual compensation (five-year average) at December 31, 1988, and by

       b. Estimated Social Security at December 31, 1988.

3. Then, subtract 2(b) from 2(a). The result is the normal retirement allowance for service from January 1, 1978, through December 31, 1988.

4. The normal retirement allowance is indexed for final average pay. In addition, there is an adjustment of 18% of the normal retirement allowance as of December 31, 1988, to reflect a conversion to a single life annuity.

   For participants eligible to earn cash balance benefits, pay credits are added to the cash balance account on a quarterly basis as a percent of compensation and based on the participant's years of vesting service as follows:

                         CASH BALANCE PLAN PAY CREDITS

                                                    PAY CREDIT
                  VESTING SERVICE                       %
                  ---------------                   ----------
                  Less than 1 year.................      0%
                  1 year, but less than 5 years....    2.5%
                  5 years, but less than 10 years..      3%
                  10 years, but less than 15 years.      4%
                  15 years, but less than 20 years.      5%
                  20 years, but less than 25 years.      6%
                  25 years or more.................      7%

  SUPPLEMENTAL RETIREMENT INCOME PLAN ("SRIP")

   SRIP benefits are generally determined using a two-step process:
(1) determine the amount that would be payable under the ARP formula specified above if the federal limits described above did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, an eligible employee is also eligible for early retirement under the SRIP.

  OTHER ASPECTS OF THE PENSION PLANS

   For the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, pre-tax employee deposits made to Allstate's 401(k) plan and Allstate's cafeteria plan, holiday pay, and vacation pay. Eligible compensation also includes overtime pay, payment for temporary military service, and payments for short term disability, but does not include long-term cash incentive awards or income related to the exercise of stock options and the vesting of restricted stock and restricted stock units. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years preceding the actual retirement or termination date.

   Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant's cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

  TIMING OF PAYMENTS

   The earliest retirement age that a named executive may retire with unreduced retirement benefits under the ARP and SRIP is age 65. However, a participant earning final average pay benefits is entitled to an early retirement benefit on or after age 55 if he or she terminates employment after the completion of 20 or more years of service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance. Currently, none of the named executives are eligible for an early retirement benefit.

   SRIP benefits earned through December 31, 2004 (Pre 409A SRIP Benefits) are generally payable at age 65, the normal retirement date under the ARP. Pre 409A SRIP Benefits may be payable earlier upon reaching age 50 if disabled, following early retirement at age 55 or older with 20 years of service, or following death in accordance with the terms of the SRIP. SRIP benefits earned after December 31, 2004 (Post 409A SRIP Benefits) are paid on the January 1 following termination of employment after reaching age 55 (a minimum six month deferral period applies), or following death in accordance with the terms of the SRIP.

   Eligible employees are vested in the normal retirement benefit under the ARP and the SRIP on the earlier of the completion of five years of service or upon reaching age 65 for participants with final average pay benefits or the completion of three years of service or upon reaching age 65 for participants whose benefits are calculated under the cash balance formula.

    . Mr. Winter's SRIP benefit is not currently vested but would become payable following death. Mr. Winter will turn 65 on January 22, 2022.

    . Mr. Pintozzi's Pre 409A SRIP benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Pintozzi's Post 409A Benefit would be paid on January 1, 2021, or immediately upon death. Mr. Pintozzi will turn 65 on May 18, 2030.

    . Mr. Dahl's Pre 409A SRIP Benefit would become payable as early as January 1, 2015, but is immediately payable upon death or disability. Mr. Dahl's Post 409A Benefit would be paid on January 1, 2015, or immediately upon death. Mr. Dahl will turn 65 on August 2, 2024.

    . Mr. Easley's Post 409A Benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Easley's Post 409A Benefit would be paid on January 1, 2012, or immediately upon death. Mr. Easley will turn 65 on March 28, 2021.

    . Mr. Becker's Pre 409A SRIP Benefit would become payable as early as January 1, 2021, but is immediately payable upon death or disability. Mr. Becker's Post 409A Benefit would be paid on January 1, 2011, or immediately upon death. Mr. Becker will turn 65 on July 9, 2020.

  EXTRA SERVICE AND PENSION BENEFIT ENHANCEMENT

   No additional service is granted under the ARP or the SRIP. Generally, Allstate has not granted additional service credit outside of the actual service used to calculate ARP and SRIP benefits.

NON-QUALIFIED DEFERRED COMPENSATION

   The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over each named executive's career with Allstate has varied depending on the extent of services rendered by such executive to

Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive's non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Lincoln Benefit under the Service and Expense Agreement in 2010.

          NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2010

                 EXECUTIVE    REGISTRANT   AGGREGATE    AGGREGATE    AGGREGATE
               CONTRIBUTIONS CONTRIBUTIONS  EARNINGS  WITHDRAWALS/    BALANCE
                IN LAST FY    IN LAST FY   IN LAST FY DISTRIBUTIONS AT LAST FYE
 NAME               ($)           ($)       ($)/(1)/       ($)       ($)/(2)/
 ----          ------------- ------------- ---------- ------------- -----------
 Mr. Winter...       0             0           0            0            0
 Mr. Pintozzi.       0             0           0            0            0
 Mr. Dahl.....       0             0           0            0            0
 Ms. Easley...       0             0           0            0            0
 Mr. Becker...       0             0           0            0            0

--------
/(1)/Aggregate earnings were not included in the named executive's prior year compensation.
/(2)/There are no amounts reported in the Aggregate Balance at Last FYE column that were reported in the 2010 or 2009 Summary Compensation Tables.

   In order to remain competitive with other employers, Allstate allows employees, including the named executives, whose annual compensation exceeds the amount specified in the Internal Revenue Code (e.g., $245,000 in 2010), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

   Deferrals under the Deferred Compensation Plan are credited with earnings, or are subject to losses, based on the results of the investment option or options selected by the participants. The investment options available in 2010 under the Deferred Compensation Plan are Stable Value, S&P 500, International Equity, Russell 2000, and Bond Funds--options available in 2010 under our 401(k) plan. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or losses based on the funds' investment experience, which are net of administration and investment expenses. Because the rate of return is based on actual investment measures in our 401(k) plan, no above-market earnings are paid. Similar to participants in our 401(k) plan, participants can change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded; participants have only the rights of general unsecured creditors.

   Deferrals under the Deferred Compensation Plan are segregated into Pre 409A balances and Post 409A balances. A named executive may elect to begin receiving a distribution of a Pre 409A balance upon separation from service or in one of the first through fifth years after separation from service. In either event, the named executive may elect to receive payment of a Pre 409A balance in a lump sum or in annual cash installment payments over a period of two to ten years. An irrevocable distribution election is required before making any Post 409A deferrals into the plan. The distribution options available to the Post 409A balances are similar to those available to the Pre 409A balances, except the earliest distribution date is six months following separation from service. Upon a showing of unforeseeable emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

POTENTIAL PAYMENTS AS A RESULT OF TERMINATION OR CHANGE-IN-CONTROL

   The following table lists the compensation and benefits that Allstate would pay or provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees.

                             COMPENSATION ELEMENTS

                                                                                                          NON-
                                                                                                        QUALIFIED
                            BASE         SEVERANCE         ANNUAL                        RESTRICTED      PENSION
TERMINATION SCENARIOS      SALARY           PAY           INCENTIVE     STOCK OPTIONS   STOCK UNITS   BENEFITS/(1)/
---------------------    ------------ ----------------- -------------- ---------------- ------------- --------------
VOLUNTARY TERMINATION... Ceases       None              Forfeited      Unvested are     Forfeited     Distributions
                         immediately                    unless         forfeited,                     commence
                                                        terminated     vested expire                  per plan
                                                        on last day    at the earlier
                                                        of fiscal      of three
                                                        year           months or
                                                                       normal
                                                                       expiration

INVOLUNTARY              Ceases       None              Forfeited      Unvested are     Forfeited     Distributions
 TERMINATION/(3)/....... immediately                    unless         forfeited,                     commence
                                                        terminated     vested expire                  per plan
                                                        on last day    at the earlier
                                                        of fiscal      of three
                                                        year           months or
                                                                       normal
                                                                       expiration

RETIREMENT/(4)/......... Ceases       None              Pro rated for  Continue to      RSUs          Distributions
                         Immediately                    the year       vest upon        continue to   commence
                                                        based on       normal or        vest upon     per plan
                                                        actual         health           normal
                                                        performance    retirement;      retirement.
                                                        for the year   unvested         Forfeited in
                                                                       forfeited upon   early
                                                                       early            retirement.
                                                                       retirement. All
                                                                       expire at
                                                                       earlier of five
                                                                       years or
                                                                       normal
                                                                       expiration

TERMINATION DUE TO       Ceases       Lump sum          Pro rated at   Vest             Vest          Immediately
 CHANGE IN CONTROL/(5)/. Immediately  equal to a        target         immediately      immediately   payable
                                      multiple of       (reduced by    upon a change    upon a        upon a
                                      salary, a         any actually   in control       change in     change in
                                      multiple of       paid)                           control       control
                                      annual
                                      incentive at
                                      target and
                                      pension
                                      enhancement/(6)/

DEATH................... One month    None              Pro rated for  Vest             Vest          Distributions
                         salary paid                    year based     immediately      immediately   commence
                         upon death                     on actual      and expire at                  per plan
                                                        performance    earlier of two
                                                        for the year   years or
                                                                       normal
                                                                       expiration

                                               HEALTH,
                                              WELFARE AND
                             DEFERRED           OTHER
TERMINATION SCENARIOS    COMPENSATION/(2)/     BENEFITS
---------------------    ------------------ ----------------
VOLUNTARY TERMINATION... Distributions      None
                         commence per
                         participant
                         election





INVOLUNTARY              Distributions      None
 TERMINATION/(3)/....... commence per
                         participant
                         election





RETIREMENT/(4)/......... Distributions      None
                         commence per
                         participant
                         election











TERMINATION DUE TO       Immediately        Outplacement
 CHANGE IN CONTROL/(5)/. payable upon a     services
                         change in control  provided;
                          continuation
                          coverage
                           subsidized/(7)/





DEATH................... Payable within     None
                         90 days






                                                                                              NON-
                                                                                            QUALIFIED
                          BASE      SEVERANCE     ANNUAL                      RESTRICTED     PENSION         DEFERRED
TERMINATION SCENARIOS    SALARY       PAY        INCENTIVE    STOCK OPTIONS   STOCK UNITS  BENEFITS/(1)/  COMPENSATION/(2)/
---------------------  ------------ ---------  -------------- --------------- -----------  ------------   ----------------
     DISABILITY....... Ceases         None     Pro rated for  Vest            Forfeited    Participant     Distributions
                       Immediately             year based     immediately                  may             commence per
                                               on actual      and expire at                request         participant
                                               performance    earlier of two               payment if      election
                                               for the year   years or                     age 50 or
                                                              normal                       older
                                                              expiration

                         HEALTH,
                       WELFARE AND
                          OTHER
TERMINATION SCENARIOS    BENEFITS
---------------------  -------------
     DISABILITY....... Supplemental
                       Long Term
                       Disability
                       benefits



--------
/(1)/See the section titled Pension Benefits for further detail on non-qualified pension benefits and timing of payments.
/(2)/See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.
/(3)/Examples of "Involuntary Termination" independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, and reduction in force.
/(4)/Retirement for purposes of the annual cash incentive plans is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service. The "normal retirement date" under the equity awards is the date on or after the date the named executive attains age 60 with at least one year of service. The "health retirement date" is the date on which the named executive terminates for health reasons after attaining age 50, but before attaining age 60, with at least ten years of continuous service. The "early retirement date" is the date the named executive attains age 55 with 20 years of service.
/(5)/Of the named executives, only Messrs. Winter, Pintozzi, and Easley are subject to change-in-control agreements. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because, in a widely held company the size of Allstate, they could each result in a substantial change in management. Effective upon a change-in-control, the named executives become subject to covenants prohibiting competition and solicitation of employees, customers, and suppliers at any time until one year after termination of employment. During the two-year period following a change-in-control, the change-in-control agreements provide for a minimum salary, annual cash incentive awards, and other benefits. In addition, they provide that the named executives' positions, authority, duties, and responsibilities will be at least commensurate in all material respects with those held prior to the change-in-control. If a named executive incurs legal fees or other expenses in an effort to enforce the change-in-control agreement, Allstate will reimburse the named executive for these expenses unless it is established by a court that the named executive had no reasonable basis for the claim or acted in bad faith.
/(6)/For those named executives subject to change-in-control agreements, severance benefits would be payable if the named executive's employment is terminated either by Allstate without "cause" or by the executive for "good reason" as defined in the agreements during the two-year period following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the change-in-control agreement, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive's base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or a material breach of the change-in-control agreement by Allstate. Mr. Winter's cash severance payment would be three times salary and three times annual incentive at target. Messrs. Pintozzi's and Easley's cash severance payments would be two times their respective salary and two times their respective annual incentive at target.

   For the named executives subject to change-in-control agreements, the pension enhancement is a lump sum payment equal to the positive difference, if any, between: (a) the sum of the lump-sum values of each maximum annuity that would be payable to the named executive under any defined benefit plan (whether or not qualified under Section 401(a) of the Internal Revenue Code) if the named executive had: (i) become fully vested in all such benefits,
   (ii) attained as of the named executive's termination date an age that is two years (three years for Mr. Winter) greater than the named executive's actual age, (iii) accrued a number of years of service that is two years (three years for Mr. Winter) greater than the number of years of service actually accrued by the named executive as of the named executive's termination date, and (iv) received a lump-sum severance benefit consisting of two times base salary (three for Mr. Winter), two (three for Mr. Winter) times annual incentive cash compensation calculated at target, plus the 2010 annual incentive cash award as covered compensation in equal monthly installments during the two-year period following the named executive's termination date (a three-year period applies to Mr. Winter); and (b) the lump-sum values of the maximum annuity benefits vested and payable to named executive under each defined benefit plan that is qualified under
   Section 401(a) of the Internal Revenue Code plus the aggregate amounts simultaneously or previously paid to the named executive under the defined benefit plans (whether or not qualified under Section 401(a)). The calculation of the lump sum amounts payable under this formula does not impact the benefits payable under the ARP or the SRIP.

/(7)/For the named executives subject to change-in-control agreements, if the named executive's employment is terminated by reason of death during the two-year period commencing on the date of a change-in-control, the named executive's estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives at Allstate. In the event of termination by reason of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives. In addition, such survivor or disability benefits shall not be materially less favorable, in the aggregate, than the most favorable benefits in effect during the 90-day period preceding the change-in-control.

             ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION/(1)/

   The table below describes the amount of compensation payable to each named executive or the value of benefits provided to the named executives, calculated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2010, that exceed the compensation or benefits generally available to all salaried employees in each termination scenario. The "Total" column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives such as deferred compensation and non-qualified pension benefits. The payment of the 2010 annual cash incentive award and any 2010 salary earned but not paid in 2010 due to Allstate's payroll cycle are not included in these tables because these amounts are payable to the named executives regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2010, employment termination date.

                                                                    RESTRICTED
                                                        STOCK          STOCK
                                                      OPTIONS--       UNITS--        WELFARE       EXCISE TAX
                                                      UNVESTED       UNVESTED      BENEFITS AND   REIMBURSEMENT
                                                         AND            AND        OUTPLACEMENT      AND TAX
                                           SEVERANCE ACCELERATED    ACCELERATED      SERVICES     GROSS-UP/(2)/   TOTAL
NAME                                          ($)        ($)            ($)            ($)             ($)         ($)
----                                       --------- -----------    -----------    ------------   ------------- ---------
MR. WINTER
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/. 1,202,254    34,770        268,119         10,263/(5)/    448,200    1,963,606
Death.....................................              34,770        268,119              0               0      302,889
Disability................................              34,770              0        637,274/(6)/          0      672,044
MR. PINTOZZI
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.   442,285   234,947        268,513         13,593/(5)/          0      959,338
Death.....................................         0   234,947        268,513              0               0      503,460
Disability................................         0   234,947              0        707,459/(6)/          0      942,406
MR. DAHL
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.         0    96,895/(7)/   133,609/(7)/         0               0      230,504
Death.....................................              96,895        133,609              0               0      230,504
Disability................................              96,895              0        703,387/(6)/          0      800,282
MR. EASLEY
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.   381,650   190,598        238,215         12,614/(5)/          0      823,077
Death.....................................             190,598        238,215              0               0      428,813
Disability................................             190,598              0        397,373/(6)/          0      587,971
MR. BECKER
Voluntary Termination/Retirement/(3)/.....         0         0              0              0               0            0
Involuntary Termination...................                   0              0              0               0            0
Termination due to Change-in-Control/(4)/.         0    56,370/(7)/    51,473/(7)/         0               0      107,843
Death.....................................         0    56,370         51,473              0               0      107,843
Disability................................         0    56,370              0        186,591/(6)/          0      242,961

--------
/(1)/A "0" indicates that either there is no amount payable to the named executive or no amount payable to the named executive that is not also made available to all salaried employees.
/(2)/Certain payments made as a result of a change in control are subject to a 20% excise tax imposed on the named executive by Section 4999 of the Code. The Excise Tax Reimbursement and Tax Gross-up is the amount Allstate would pay to the named executive as reimbursement for the 20% excise tax plus a tax gross-up for any taxes incurred by the named executive resulting from the reimbursement of such excise tax. The estimated amounts of reimbursement of any resulting excise taxes were determined without regard to the effect that restrictive covenants and any other facts and circumstances may have on the amount of excise taxes, if any, that ultimately might be payable in the event these payments were made to a named executive which is not subject to reliable advance prediction or a reasonable estimate. Allstate believes providing an excise tax gross-up mitigates the possible disparate tax treatment for similarly situated employees and is appropriate in this limited circumstance to prevent the intended value of a benefit from being significantly and arbitrarily reduced. However, starting in 2011, new change-in-control agreements will not include an excise tax gross-up provision.

/(3)/As of December 31, 2010 none of the named executives was eligible to retire in accordance with Allstate's policy or the terms of any of the Allstate compensation and benefit plans including the equity incentive plans.
/(4)/The values in this change-in-control row represent amounts paid if both the change-in-control and termination occur on December 31, 2010. If there was a change-in-control that did not result in a termination, the amounts payable to each named executive would be as follows:

                    STOCK OPTIONS--                            TOTAL--
                     UNVESTED AND   RESTRICTED STOCK UNITS-- UNVESTED AND
                      ACCELERATED   UNVESTED AND ACCELERATED ACCELERATED
      NAME                ($)                 ($)                ($)
      ----          --------------- ------------------------ ------------
      Mr. Winter...      34,770             268,119            302,889
      Mr. Pintozzi.     234,947             268,513            503,460
      Mr. Dahl.....      96,895             133,609            230,504
      Mr. Easley...     190,598             238,215            428,813
      Mr. Becker...      56,370              51,473            107,843

   A change-in-control also would accelerate the distribution of non-qualified deferred compensation and SRIP benefits for Messrs. Winter, Pintozzi, and Easley. Within five business days after the effective date of a change-in-control, each named executive subject to a change-in-control agreement would receive any deferred compensation account balances and a lump sum payment equal to the present value of the named executive's SRIP benefit. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2010 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.

/(5)/The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period which the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate's costs for these benefits or programs assuming an 18-month continuation period. The value of outplacement services for Mr. Winter is $20,000 and $15,000 for Messrs. Pintozzi and Easley.
/(6)/The named executives are eligible to participate in Allstate's supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Allstate Long Term Disability Plan (Basic Plan). The benefit is equal to 50% of the named executive's qualified annual earnings divided by twelve and rounded to the nearest one hundred dollars, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the Basic Plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the full present value of the monthly benefit payable until age 65.
/(7)/Messrs. Dahl and Becker did not have change-in control agreements in place. However, pursuant to the terms of their equity awards unvested stock options and restricted stock units would have become immediately payable upon a change-in control.

RISK MANAGEMENT AND COMPENSATION

   Allstate management has reviewed its compensation policies and practices and believes that they are appropriately structured, that they are consistent with its key operating priority of keeping Allstate financially strong, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. Allstate believes that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. The Allstate Board and its Audit Committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation's exposure to risks posed by a wide variety of events and conditions. In addition, the Compensation and Succession Committee of Allstate employs an independent executive compensation consultant each year to assess Allstate's executive pay levels, practices, and overall program design.

   A review and assessment of potential compensation-related risks was conducted by Allstate management and reviewed by the Chief Risk Officer. Performance related incentive plans were analyzed using a process developed in conjunction with our independent executive compensation consultant.

   The 2010 risk assessment specifically noted that our compensation programs:

    . provide a balanced mix of cash and equity through annual and long-term incentives to align with short-term and long-term business goals.

    . utilize a full range of performance measures that Allstate believes correlate to long-term Allstate shareholder value creation.

    . incorporate strong governance practices, including paying cash incentive awards only after a review of executive and corporate performance.

    . enable the use of negative discretion to adjust annual incentive compensation payments when formulaic payouts are not warranted due to other circumstances.

   Furthermore, to ensure Allstate's compensation programs do not motivate imprudent risk taking, awards to Allstate executive officers, including
Mr. Winter, made after May 19, 2009, under the 2009 Equity Incentive Plan and awards made under the Annual Executive Incentive Plan are subject to clawback in the event of certain financial restatements.

PERFORMANCE MEASURES

   Information regarding our performance measures is disclosed in the limited context of Allstate's annual and long-term cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

   The following are descriptions of the performance measures used for Allstate's annual cash incentive awards for 2010 and its long-term cash incentive awards for the 2008-2010 cycle which may be applied to compensation of Lincoln Benefit's named executives. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in our financial statements. Some of these measures use non-GAAP measures and operating measures. The Committee has approved the use of non-GAAP and operating measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which our executives have little influence or control, such as capital market conditions.

ANNUAL CASH INCENTIVE AWARDS FOR 2010

   OPERATING INCOME: This measure is used to assess financial performance. This measure is equal to net income adjusted to exclude the after tax effects of the items listed below:

    . Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments.

    .  Gains and losses on disposed operations.

    . Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

CORPORATE MEASURE

   ADJUSTED OPERATING INCOME PER DILUTED SHARE: This measure is used to assess financial performance. The measure is equal to net income adjusted to exclude the after-tax effects of the items listed below, divided by the weighted average shares outstanding on a diluted basis:

    . Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments.

    .  Gains and losses on disposed operations.

    . Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

    .  Restructuring and related charges.

    .  Effects of acquiring businesses.

    .  Negative operating results of sold businesses.

    .  Underwriting results of the Discontinued Lines and Coverages segment.

    . Any settlement, awards, or claims paid as a result of lawsuits and other proceedings brought against Allstate subsidiaries regarding the scope and nature of coverage provided under insurance policies issued by such companies.

ALLSTATE FINANCIAL MEASURES

   ADJUSTED OPERATING INCOME: This is a measure Allstate management uses to assess the profitability of the business. The Allstate Financial segment measure, operating income, is adjusted to exclude the after tax effects of restructuring and related charges and the potential amount by which 2010 guaranty fund assessments related to insured solvencies exceed $6 million. For disclosure of the Allstate Financial segment measure see footnote 18 to Allstate's audited financial statements.

   ADJUSTED OPERATING RETURN ON EQUITY: This is a measure Allstate management uses to assess profitability and capital efficiency. This measure is calculated using adjusted operating income, as defined above, as the numerator, and Allstate Financial's adjusted average subsidiary shareholder's equity as the denominator. Adjusted subsidiary shareholder's equity is the sum of subsidiaries' shareholder's equity for Allstate Life Insurance Company, Allstate Bank, a proportionate share of American Heritage Life Investment Corporation and certain other minor entities and excludes the effect of unrealized net capital gains and losses, net of tax and deferred acquisition costs. The average adjusted shareholder's equity is calculated by dividing the sum of Allstate Financial's adjusted shareholder's equity at year-end 2009 and at the end of each quarter of 2010 by five.

   ALLSTATE EXCLUSIVE AGENCY PROPRIETARY AND AWD WEIGHTED SALES: This operating measure is used to quantify the current year sales of financial products through Allstate's Exclusive Agency proprietary distribution channel, including agencies and direct, and the Allstate Workplace Division. The measure is calculated by applying a percentage or factor against the premium or deposits of life insurance, annuities and Allstate Workplace Division products that vary based on the relative expected profitability of the specific product. For non-Allstate Workplace Division proprietary products sold through Allstate Financial Services channel, the percentage or factors are consistent with those used for production credits by Allstate Protection.

ALLSTATE FINANCIAL PORTFOLIO RELATIVE TOTAL RETURN:

   PORTFOLIO RELATIVE TOTAL RETURN: Management uses the three following measures to assess the value of active portfolio management relative to the total return of a market based benchmark. The measure is calculated as the difference, in basis points, of the specific portfolio total return over a designated benchmark. Total return is principally determined using industry standards and the same sources used in preparing the financial statements to determine fair value. (See footnotes to our audited financial statements for our methodologies for estimating the fair value of our investments.) In general, total return represents the annualized increase or decrease, expressed as a percentage, in the value of the portfolio. Time weighted returns are utilized. The designated benchmark is a composite of pre-determined, customized indices which reflect the investment risk parameters established in investment policies by the boards of the relevant subsidiaries, weighted in proportion to our investment plan, in accordance with our investment policy. The specific measures and investments included are listed below:

    . PROPERTY LIABILITY PORTFOLIO RELATIVE TOTAL RETURN: Total return for Property-liability investments and Kennett investments.

    . ALLSTATE FINANCIAL PORTFOLIO RELATIVE TOTAL RETURN: Total return for Allstate Financial investments.

    . ALLSTATE PENSION PLANS PORTFOLIO RELATIVE TOTAL RETURN: Total return for the Allstate Retirement Plan and Agents Pension Plan investments.

LONG-TERM CASH INCENTIVE AWARDS

   AVERAGE ADJUSTED RETURN ON EQUITY RELATIVE TO PEERS: This measure is used to assess Allstate's financial performance against its peers. It is calculated as Allstate's ranked position relative to the insurance company peer group based upon three-year average adjusted return on equity, calculated on the same basis for Allstate and each of the peer insurance companies. Three-year average adjusted return on equity is the sum of the annual adjusted return on equity for each of the three years in the cycle divided by three. The annual adjusted return on equity is calculated as the ratio of net income divided by the average of shareholders' equity at the beginning and at the end of the year after excluding the component of accumulated other comprehensive income for unrealized net capital gains and losses.

   ALLSTATE FINANCIAL RETURN ON TOTAL CAPITAL: This is a measure management uses to measure the efficiency of capital utilized in the business. Three-year Allstate Financial return on total capital is the sum of the annual adjusted return on subsidiaries' shareholder's equity for each of the three years divided by three. The annual adjusted return on subsidiaries' shareholder's equity is the Allstate Financial measure, net income, divided by the average subsidiaries' shareholder's equity at the beginning and at the end of the year. The subsidiaries' shareholder's equity is the sum of the subsidiaries' shareholder's equity for Allstate Life Insurance Company, Allstate Bank, American Heritage Life Investment Corporation, and certain other minor entities, adjusted to exclude the loan protection business and excluding the component of accumulated other comprehensive income for unrealized net capital gains. (See note 18 to Allstate's audited financial statements for Allstate Financial net income.)

   ALLSTATE PROTECTION GROWTH IN POLICIES IN FORCE OVER THREE-YEAR CYCLE: This is a measure used by management to assess growth in the number of policies in force, which is a driver of premiums written. The measure is calculated as the sum of the percent increase in each of the three years in the total number of policies in force at the end of the year over the beginning of the year. The measure excludes property insurance, Allstate Motor Club, and the loan protection business and includes Allstate Canada.

ITEM 11(M).SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

   The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit's voting securities.

                      NAME AND ADDRESS OF             AMOUNT AND NATURE OF       PERCENT OF
TITLE OF CLASS         BENEFICIAL OWNER               BENEFICIAL OWNERSHIP         CLASS
    (A)                      (B)                              (C)                   (D)
--------------  -------------------------------- ------------------------------- ----------
Capital Stock   Allstate Life Insurance Company             100,000                100%
                3100 Sanders Road,
                Northbrook, IL 60062

N/A             Allstate Insurance Company       Indirect voting and investment    N/A
                2775 Sanders Road,                  power of shares owned by
                Northbrook, IL 60062                Allstate Life Insurance
                                                            Company

N/A             The Allstate Corporation         Indirect voting and investment    N/A
                2775 Sanders Road,                  power of shares owned by
                Northbrook, IL 60062                Allstate Life Insurance
                                                            Company

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to May 9, 2011 and restricted stock units for which restrictions expire on or prior to May 9, 2011. The percentage of Allstate shares of common stock beneficially owned by any Lincoln Benefit director, named executive officer or by all directors and executive officers of Lincoln Benefit as a group does not exceed 1%. The following share amounts are as of March 10, 2011. As of March 10, 2010, none of these shares were pledged as security.

                                                     COMMON STOCK SUBJECT TO
                                                     OPTIONS EXERCISABLE AND
                                                      RESTRICTED STOCK UNITS
                                                      FOR WHICH RESTRICTIONS
                                                        EXPIRE ON OR PRIOR
                             AMOUNT AND NATURE OF        TO MAY 9, 2011 -
                           BENEFICIAL OWNERSHIP OF         INCLUDED IN
                            ALLSTATE COMMON STOCK           COLUMN (A)
 NAME OF BENEFICIAL OWNER            (A)                       (B)
 ------------------------  ------------------------  ------------------------
 Anurag Chandra...........            0                         0
 Robert K. Becker.........          17,535                    12,162
 Lawrence W. Dahl.........          34,755                    33,178
 Matthew S. Easley........          95,825                    89,126
 Susan L. Lees............          39,344                    27,732
 John C. Pintozzi.........         102,679                    97,514
 Matthew E. Winter........           8539                      8385
 ALL DIRECTORS AND
   EXECUTIVE OFFICERS AS
   A GROUP................         281,142                   255,935

ITEM 11(N)TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS.

TRANSACTIONS WITH RELATED PERSONS.

   This table describes certain intercompany agreements involving Lincoln Benefit and the following companies:

    . Allstate Life Insurance Company ("ALIC"), the direct parent of Lincoln Benefit;

    . Allstate Insurance Company ("AIC"), an indirect parent of Lincoln Benefit; and

    . The Allstate Corporation ("AllCorp"), the ultimate indirect parent of Lincoln Benefit.

                                         APPROXIMATE DOLLAR VALUE
                                         OF THE AMOUNT INVOLVED IN   RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/ AND
                                         THE TRANSACTION, PER FISCAL THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT OF THE
TRANSACTION DESCRIPTION                           YEAR               RELATED PERSON'S INTEREST IN THE TRANSACTION ($)
-----------------------                  -----------------------     ---------------------------------------------------
                                                       ($)                ALIC                AIC            ALLCORP
Investment Management Agreement          2008      131,668,584         68,941,225/2/      51,404,171           677,981
among Allstate Investments, LLC,
Allstate Insurance Company, The          2009      142,073,012         76,392,634/2/      54,248,353         1,151,990
Allstate Corporation and certain
affiliates effective January 1, 2007.    2010      130,793,008         73,282,918/2/      47,445,127           687,957

Tax Sharing Agreement among The          2008      465,439,826/3/    (109,322,083)       633,316,282      (121,960,368)
Allstate Corporation and certain
affiliates dated as of November 12,      2009   (1,173,212,154)/3/   (534,572,879)      (467,570,173)     (121,813,486)
1996, as supplemented by Supplemental
Intercompany Tax Sharing Agreement       2010     (113,770,599)/3/   (621,234,096)       647,559,256      (146,676,325)
between Allstate Life Insurance
Company and Lincoln Benefit Life
Company effective December 21, 2000.

Cash Management Services Master          2008        1,338,376/4/         198,098/5/         816,143/5/            N/A
Agreement between Allstate Insurance
Company, Allstate Bank (aka Allstate     2009        1,527,072/4/         158,312/5/       1,052,781/5/
Federal Savings Bank), and certain
affiliates dated March 16, 1999, as      2010          967,620/4/          76,166/5/         694,117/5/
amended by Amendment No.1 effective
January 5, 2001, and Amendment No. 2
entered into November 8, 2002, between
Allstate Insurance Company, Allstate
Bank and Allstate Motor Club, Inc., and
as supplemented by the Premium
Depository Service Supplement dated as
of September 30, 2005, the Variable
Annuity Service Supplement dated
November 10, 2005, and the Sweep
Agreement Service Supplement dated as
of October 11, 2006.

--------
/1/  Each identified Related Person is a Party to the transaction.
/2/  Gross amount of expense received under the transaction.
/3/  Total amounts paid to Internal Revenue Service.
/4/  Each identified Related Person is a Party to the transaction.
/5/  Total fees collected for all bank accounts covered under the transaction.

                                              APPROXIMATE DOLLAR VALUE
                                              OF THE AMOUNT INVOLVED IN   RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/ AND
                                              THE TRANSACTION, PER FISCAL THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT OF THE
TRANSACTION DESCRIPTION                               YEAR                RELATED PERSON'S INTEREST IN THE TRANSACTION ($)
-----------------------                       ------------------------    -------------------------------------------------
                                                            ($)                ALIC              AIC             ALLCORP
Amended and Restated Service and              2008    3,295,180,640       215,640,945/2/   2,186,281,461/2/     5,351,262/2/
Expense Agreement between Allstate
Insurance Company, The Allstate               2009    3,451,765,246       180,154,068/2/   1,937,571,496/2/     2,510,800/2/
Corporation and certain affiliates effective
January 1, 2004, as amended by                2010    3,619,106,706       175,950,701/2/   1,823,391,816/2/     4,191,150/2/
Amendment No. 1 effective January 1,
2009, and as supplemented by New York
Insurer Supplement to Amended and
Restated Service and Expense Agreement
between Allstate Insurance Company, The
Allstate Corporation, Allstate Life
Insurance Company of New York and
Intramerica Life Insurance Company,
effective March 5, 2005.

Reinsurance Agreements between Lincoln        2008      766,582,944/6/    766,582,944/6/             N/A              N/A
Benefit Life Company and Allstate Life
Insurance Company: Coinsurance                2009      873,759,209/6/    873,759,209/6/
Agreement effective December 31, 2001;
Modified Coinsurance Agreement                2010      888,764,276/6/    888,764,276/6/
effective December 31, 2001; Modified
Coinsurance Agreement effective
December 31, 2001.

Intercompany Loan Agreement among             2008      400,040,660        50,014,792/7/       1,732,736      400,040,660
The Allstate Corporation, Allstate Life
Insurance Company, Lincoln Benefit Life       2009       86,111,674                 0/8/      86,111,674       86,111,674
Company and other certain subsidiaries of
The Allstate Corporation dated                2010      149,971,764       149,971,764        149,971,764      149,971,764
February 1, 1996.

Agreement for the Settlement of State and     2008        2,089,067           356,331/9/       1,732,736              N/A
Local Tax Credits among Allstate
Insurance Company and certain affiliates      2009          941,379           193,504/9/         441,024
effective January 1, 2007.
                                              2010          835,435           236,540/9/         474,132

--------
/1/ Each identified Related Person is a Party to the transaction. /2/ Gross amount of expense received under the transaction.
/6/  Net reinsurance income.
/7/  Amounts loaned and repaid.
/8/  No loans outstanding at year end.
/9/  Value of transfer transactions.

REVIEW AND APPROVAL OF INTERCOMPANY AGREEMENTS

   All intercompany agreements to which Lincoln Benefit is a party are approved by Lincoln Benefit's Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit's domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state's insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit's corporate records.

   While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors and executive officers of Lincoln Benefit are subject to the Allstate Code of Ethics ("Code"). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

INDEPENDENCE STANDARDS FOR DIRECTORS

   Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has been determined that none of the directors are considered to be independent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Board of Directors of Lincoln Benefit does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Lincoln Benefit. No executive officer of Lincoln Benefit served as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

  OTHER INFORMATION

   A section entitled "Experts" is added to your prospectus as follows:

  EXPERTS

   The financial statements and the related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

  PRINCIPAL UNDERWRITER

   Contingent on regulatory approval, ALFS, Inc ("ALFS") is expected to merge into Allstate Distributors, LLC ("ADLLC"), effective April 29, 2011. At that time, ALFS will assign its rights and delegate its duties as principal underwriter to ADLLC. This change will have no effect on Lincoln Benefit's obligations to you under your Contract. The section of your prospectus concerning the principal underwriter is amended accordingly.

   Contingent on regulatory approval, ADLLC serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering.

ADLLC, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

ADMINISTRATION

   We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2010, consisted of the following: Keane BPO, LLC (administrative services) located at 625 North Michigan Avenue, Suite 1100, Chicago, IL 60611; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

   In administering the Contracts, the following services are provided, among others:

    .  maintenance of Contract Owner records;

    .  Contract Owner services;

    .  calculation of unit values;

    .  maintenance of the Variable Account; and

    .  preparation of Contract Owner reports.

THE CONSULTANT SOLUTIONS VARIABLE ANNUITIES
(CLASSIC, PLUS, ELITE, SELECT)

LINCOLN BENEFIT LIFE COMPANY
STREET ADDRESS: 5801 SW 6TH AVE. TOPEKA, KS 66606-0001
MAILING ADDRESS: P.O. BOX 758561, TOPEKA, KS 66675-8561
TELEPHONE NUMBER: 800-457-7617 / FAX NUMBER: 1-785-228-4584
1940 ACT FILE NUMBER: 811-07924
1933 ACT FILE NUMBER: 333-109688
                                                   PROSPECTUS DATED MAY 1, 2011
--------------------------------------------------------------------------------

Lincoln Benefit Life Company ("LINCOLN BENEFIT") is the issuer of the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

   .   CONSULTANT SOLUTIONS CLASSIC

   .   CONSULTANT SOLUTIONS PLUS

   .   CONSULTANT SOLUTIONS ELITE

   .   CONSULTANT SOLUTIONS SELECT

EFFECTIVE NOVEMBER 30, 2006, THIS PRODUCT IS NO LONGER BEING OFFERED FOR SALE.

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The Investment Alternatives include up to 2 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 46* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Lincoln Benefit Life Variable Annuity Account ("VARIABLE ACCOUNT"). Each Variable Sub-account invests exclusively in shares of the following underlying funds ("FUNDS"):

 AIM VARIABLE INSURANCE FUNDS (INVESCO
   VARIABLE INSURANCE FUNDS)            PIMCO VARIABLE INSURANCE TRUST

 THE ALGER PORTFOLIOS                   THE RYDEX VARIABLE TRUST

 FIDELITY(R) VARIABLE INSURANCE         T. ROWE PRICE EQUITY SERIES, INC.
   PRODUCTS
                                        VAN ECK VIP TRUST
 JANUS ASPEN SERIES
                                        THE UNIVERSAL INSTITUTIONAL FUNDS,
 LEGG MASON PARTNERS VARIABLE EQUITY      INC.
   TRUST

 LEGG MASON PARTNERS VARIABLE INCOME
   TRUST

 MFS(R) VARIABLE INSURANCE TRUST/(SM)/

 OPPENHEIMER VARIABLE ACCOUNT FUNDS

* Certain Variable Sub-Accounts are closed to Contract owners not invested in the specified Variable Sub-Accounts by a designated date. Please see pages 34-36 for more information.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

For CONSULTANT SOLUTIONS PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract value ("CONTRACT VALUE") a credit enhancement ("CREDIT ENHANCEMENT") of up to 5% (depending on the issue age and your total purchase payments) of such purchase payment. Expenses for this Contract may be higher than a Contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the fees associated with the Credit Enhancement.

WE (Lincoln Benefit) have filed a Statement of Additional Information, dated May 1, 2011, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 76 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                               1     PROSPECTUS

IMPORTANT  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES
  NOTICES  DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
           PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH
           BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
           CONTRACTS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SUCH
           INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES
           INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           THE CONTRACTS ARE NOT FDIC INSURED.

                               2     PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                           PAGE
                -----------------------------------------------
                OVERVIEW
                -----------------------------------------------
                   Important Terms                           4
                -----------------------------------------------
                   Overview of Contracts                     5
                -----------------------------------------------
                   The Contracts at a Glance                 6
                -----------------------------------------------
                   How the Contracts Work                   10
                -----------------------------------------------
                   Expense Tables                           11
                -----------------------------------------------
                   Financial Information                    15
                -----------------------------------------------
                CONTRACT FEATURES
                -----------------------------------------------
                   The Contracts                            15
                -----------------------------------------------
                   Purchases                                17
                -----------------------------------------------
                   Contract Loans for 403(b) Contracts      19
                -----------------------------------------------
                   Contract Value                           20
                -----------------------------------------------
                   Investment Alternatives                  34
                -----------------------------------------------
                     The Variable Sub-accounts              34
                -----------------------------------------------
                     The Fixed Account Options              38
                -----------------------------------------------
                     Transfers                              42
                -----------------------------------------------
                   Expenses                                 45
                -----------------------------------------------
                   Access to Your Money                     50
                -----------------------------------------------

                                                                 PAGE
          -----------------------------------------------------------
             Income Payments                                      51
          -----------------------------------------------------------
             Death Benefits                                       57
          -----------------------------------------------------------
          OTHER INFORMATION
          -----------------------------------------------------------
             More Information                                     63
          -----------------------------------------------------------
             Taxes                                                67
          -----------------------------------------------------------
             About Lincoln Benefit Life Company                   75
          -----------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS   76
          -----------------------------------------------------------
          APPENDIX A - CONTRACT COMPARISON CHART                  77
          -----------------------------------------------------------
          APPENDIX B - MARKET VALUE ADJUSTMENT                    78
          -----------------------------------------------------------
          APPENDIX C - EXAMPLE OF CALCULATION OF INCOME
           PROTECTION BENEFIT                                     80
          -----------------------------------------------------------
          APPENDIX D - WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH
           BENEFITS                                               81
          -----------------------------------------------------------
          APPENDIX E - CALCULATION OF ENHANCED EARNINGS DEATH
           BENEFIT                                                82
          -----------------------------------------------------------
          APPENDIX F - WITHDRAWAL ADJUSTMENT EXAMPLE -
           ACCUMULATION BENEFIT                                   84
          -----------------------------------------------------------
          APPENDIX G - SUREINCOME WITHDRAWAL BENEFIT OPTION
           CALCULATION EXAMPLES                                   85
          -----------------------------------------------------------
          APPENDIX H - ACCUMULATION UNIT VALUES                   87
          -----------------------------------------------------------

                               3     PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                          PAGE
                 ---------------------------------------------
                 AB Factor                                 22
                 ---------------------------------------------
                 Accumulation Benefit                      22
                 ---------------------------------------------
                 TrueReturn Accumulation Benefit Option    21
                 ---------------------------------------------
                 Accumulation Phase                        10
                 ---------------------------------------------
                 Accumulation Unit                         15
                 ---------------------------------------------
                 Accumulation Unit Value                   15
                 ---------------------------------------------
                 Annual Increase Death Benefit Option       7
                 ---------------------------------------------
                 Annuitant                                 16
                 ---------------------------------------------
                 Automatic Additions Program               17
                 ---------------------------------------------
                 Automatic Portfolio Rebalancing Program   45
                 ---------------------------------------------
                 Beneficiary                               16
                 ---------------------------------------------
                 Benefit Base                              30
                 ---------------------------------------------
                 Benefit Payment                           29
                 ---------------------------------------------
                 Benefit Payment Remaining                 29
                 ---------------------------------------------
                 Benefit Year                              29
                 ---------------------------------------------
                 Co-Annuitant                              16
                 ---------------------------------------------
                 *Contract                                 15
                 ---------------------------------------------
                 Contract Anniversary                       7
                 ---------------------------------------------
                 Contract Owner ("You")                    15
                 ---------------------------------------------
                 Contract Value                            20
                 ---------------------------------------------
                 Contract Year                              7
                 ---------------------------------------------
                 Credit Enhancement                        18
                 ---------------------------------------------
                 Dollar Cost Averaging Program             44
                 ---------------------------------------------
                 Due Proof of Death                        57
                 ---------------------------------------------
                 Enhanced Earnings Death Benefit Option    59
                 ---------------------------------------------
                 Excess of Earnings Withdrawal             59
                 ---------------------------------------------
                 Fixed Account Options                     38
                 ---------------------------------------------
                 Free Withdrawal Amount                    48
                 ---------------------------------------------
                 Funds                                      1
                 ---------------------------------------------
                 Guarantee Period Account                  39
                 ---------------------------------------------
                 Guarantee Options                         21
                 ---------------------------------------------
                 Income Plan                               51
                 ---------------------------------------------
                 Income Protection Benefit Option          55
                 ---------------------------------------------
                 In-Force Earnings                         59
                 ---------------------------------------------
                 In-Force Premium                          59
                 ---------------------------------------------

                                                                 PAGE
           ----------------------------------------------------------
           Investment Alternatives                                34
           ----------------------------------------------------------
           IRA Contract                                            7
           ----------------------------------------------------------
           Issue Date                                             10
           ----------------------------------------------------------
           Lincoln Benefit ("We")                                 63
           ----------------------------------------------------------
           Market Value Adjustment                                42
           ----------------------------------------------------------
           Maximum Anniversary Value (MAV) Death Benefit Option   57
           ----------------------------------------------------------
           Payout Phase                                           10
           ----------------------------------------------------------
           Payout Start Date                                      10
           ----------------------------------------------------------
           Payout Withdrawal                                      53
           ----------------------------------------------------------
           Portfolios                                             64
           ----------------------------------------------------------
           Qualified Contract                                     62
           ----------------------------------------------------------
           Return of Premium ("ROP") Death Benefit                57
           ----------------------------------------------------------
           Rider Application Date                                  7
           ----------------------------------------------------------
           Rider Anniversary                                      21
           ----------------------------------------------------------
           Rider Date                                             21
           ----------------------------------------------------------
           Rider Fee                                               7
           ----------------------------------------------------------
           Rider Maturity Date                                    21
           ----------------------------------------------------------
           Rider Period                                           21
           ----------------------------------------------------------
           Rider Trade-In Option                                  27
           ----------------------------------------------------------
           Right to Cancel                                        19
           ----------------------------------------------------------
           SEC                                                     1
           ----------------------------------------------------------
           Settlement Value                                       57
           ----------------------------------------------------------
           Spousal Protection Benefit (Co-Annuitant) Option       47
           ----------------------------------------------------------
           Standard Fixed Account Option                          39
           ----------------------------------------------------------
           SureIncome Withdrawal Benefit Option                   28
           ----------------------------------------------------------
           Systematic Withdrawal Program                          51
           ----------------------------------------------------------
           Tax Qualified Contract                                 70
           ----------------------------------------------------------
           Transfer Period Accounts                               32
           ----------------------------------------------------------
           Trial Examination Period                                6
           ----------------------------------------------------------
           TrueBalance/SM/ Asset Allocation Program               36
           ----------------------------------------------------------
           Withdrawal Benefit Factor                              29
           ----------------------------------------------------------
           Withdrawal Benefit Payout Phase                        30
           ----------------------------------------------------------
           Valuation Date                                         18
           ----------------------------------------------------------
           Variable Account                                       64
           ----------------------------------------------------------
           Variable Sub-account                                   34
           ----------------------------------------------------------

* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all four Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                               4     PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

..   The CONSULTANT SOLUTIONS CLASSIC CONTRACT has a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.10%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

..   The CONSULTANT SOLUTIONS PLUS CONTRACT offers a Credit Enhancement of up to
    5% on purchase payments, a mortality and expense risk charge of 1.45%, an administrative expense charge of 0.10%*, and a withdrawal charge of up to 8.5% with an 8-year withdrawal charge period;

..   The CONSULTANT SOLUTIONS ELITE CONTRACT has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.10%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

..   The CONSULTANT SOLUTIONS SELECT CONTRACT has a mortality and expense risk charge of 1.70%, an administrative expense charge of 0.10%*, and no withdrawal charges.

Other differences among the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.25%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.

                               5     PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS         WE ARE NO LONGER OFFERING NEW CONTRACTS. You can add to your Contract as often and as much as you like, but each subsequent payment must be at least $1,000
                          ($100 for automatic payments).

                          We reserve the right to accept a lesser initial purchase payment amount for each Contract. We may limit the cumulative amount of purchase payments to a maximum of $1,000,000 in any Contract. You must maintain a minimum Contract
                          Value of $1,000.

                          For CONSULTANT SOLUTIONS PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement of up to 5% of such purchase payment.
----------------------------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("TRIAL EXAMINATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the
                          Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. If you cancel your Contract during the
                          Trial Examination Period, the amount we refund to you will not include any
                          Credit Enhancement. See "Trial Examination Period" for details.
----------------------------------------------------------------------------------------------------------
EXPENSES                  Each Portfolio pays expenses that you will bear indirectly if you invest in a
                          Variable Sub-account. You also will bear the following expenses:

                          CONSULTANT SOLUTIONS CLASSIC CONTRACTS

                          .   Annual mortality and expense risk charge equal to 1.25% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          CONSULTANT SOLUTIONS PLUS CONTRACTS

                          .   Annual mortality and expense risk charge equal to 1.45% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 8.5% of purchase payments withdrawn.

                          CONSULTANT SOLUTIONS ELITE CONTRACTS

                          .   Annual mortality and expense risk charge equal to 1.60% of average daily net assets.

                          .   Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          CONSULTANT SOLUTIONS SELECT CONTRACTS

                          .   Annual mortality and expense risk charge equal to 1.70% of average daily net assets.

                          .   No withdrawal charges.

                               6     PROSPECTUS

  ALL CONTRACTS

  . Annual administrative expense charge of 0.10% average daily net assets (up to 0.25% for future Contracts).

  . Annual contract maintenance charge of $40 (reduced to $30 if Contract Value is at least $2000, and waived in certain cases).

  .   If you select the MAXIMUM ANNIVERSARY VALUE (MAV) ENHANCED DEATH BENEFIT
      OPTION ("MAV DEATH BENEFIT OPTION") you will pay an additional mortality and expense risk charge of 0.20% (up to 0.50% for Options added in the future).

  .   If you select the Annual Increase Enhanced Death Benefit Option ("ANNUAL
      INCREASE DEATH BENEFIT OPTION"), you will pay an additional mortality and expense risk charge of 0.30% (up to 0.50% for options added in the future).

  . If you select the ENHANCED EARNINGS DEATH BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner, the Co-Annuitant, and/or oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later ("RIDER APPLICATION DATE").

  . If you select the TRUERETURN ACCUMULATION BENEFIT OPTION you would pay an additional annual fee ("RIDER FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE in effect on each Contract anniversary
      ("CONTRACT ANNIVERSARY") during the Rider Period. You may not select the TrueReturn Accumulation Benefit Option together with the SureIncome
      Withdrawal Benefit Option.

  .   If you select the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME
      OPTION") you would pay an additional annual fee ("SUREINCOME OPTION FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary (See the SureIncome Option Fee section). You may not select the SureIncome Option together with the TrueReturn
      Accumulation Benefit Option.

  . If you select the INCOME PROTECTION BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for Options added in the future) during the Payout Phase of your Contract.

  . If you select the SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION you would pay an additional annual fee ("RIDER FEE") of 0.10% (up to 0.15% for Options added in the future) of the Contract Value ("CONTRACT VALUE") on each Contract Anniversary. This Option is available only for Individual
      Retirement Annuity ("IRA") Contracts qualified under Section 408 of the
      Internal Revenue Code. For Contracts purchased on or after May 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant)
      Option at any time. NO RIDER FEE IS CHARGED FOR THE SPOUSAL PROTECTION
      BENEFIT (CO-ANNUITANT) OPTION FOR CONTRACT OWNERS WHO ADDED THE OPTION
      PRIOR TO MAY 1, 2005.

  . Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12/th/ transfer in any Contract Year
      ("CONTRACT YEAR"), but not more than $25. A Contract Year is measured from the date we issue your Contract or a Contract Anniversary.

  .   State premium tax (if your state imposes one)

  .   NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES

  .   WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT ANY TIME.
----------------------------------------------------------------------------------

                               7     PROSPECTUS

-----------------------------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES  Each Contract offers several investment alternatives including:

                         .   up to 2 Fixed Account Options that credit interest at rates we guarantee,
                             and

                         .   46 Variable Sub-accounts investing in Portfolios offering professional money management by these investment advisers:

                            .   Invesco Advisers, Inc.

                            .   Fred Alger Management, Inc.

                            .   Fidelity Management & Research Company

                            .   Janus Capital Management LLC

                            .   MFS(TM) Investment Management

                            .   OppenheimerFunds, Inc.

                            .   Pacific Investment Management Company LLC

                            .   Security Global Investors (formerly Rydex Investments)

                            .   Legg Mason Partners Fund Advisor, LLC

                            .   T. Rowe Price Associates, Inc.

                            .   Van Eck Associates Corporation

                            .   Van Kampen Asset Management

                            .   Morgan Stanley Investment Management, Inc./(1)/

                            (1) Morgan Stanley Investment Management Inc., the adviser to the UIF
                            Portfolios, does business in certain instances using the name Van Kampen.

                         Not all Fixed Account Options are available in all states or with all Contracts.

                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-accounts have performed, please call us at
                         800-457-7617.
-----------------------------------------------------------------------------------------------------------
SPECIAL SERVICES         For your convenience, we offer these special services:

                         .   AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                         .   AUTOMATIC ADDITIONS PROGRAM

                         .   DOLLAR COST AVERAGING PROGRAM

                         .   SYSTEMATIC WITHDRAWAL PROGRAM

                         .   TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
-----------------------------------------------------------------------------------------------------------
INCOME PAYMENTS          You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                         .   life income with guaranteed number of payments

                         .   joint and survivor life income with guaranteed number of payments

                         .   guaranteed number of payments for a specified period

                         .   life income with cash refund

                         .   joint life income with cash refund

                         .   life income with installment refund

                         .   joint life income with installment refund

                         In addition, we offer an Income Protection Benefit Option that guarantees that your variable income payments will not fall below a certain level.
-----------------------------------------------------------------------------------------------------------

                               8     PROSPECTUS

------------------------------------------------------------------------------------------------
DEATH BENEFITS  If you die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract. In addition to the death benefit included in your Contract ("ROP DEATH BENEFIT"), the death benefit options we currently offer include:

                .   MAV DEATH BENEFIT OPTION;

                .   ANNUAL INCREASE DEATH BENEFIT OPTION; AND

                .   ENHANCED EARNINGS DEATH BENEFIT OPTION.
------------------------------------------------------------------------------------------------
TRANSFERS       Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the Standard Fixed
                Account or Market Value Adjusted Account Options is $100.

                A charge may apply after the 12/th/ transfer in each Contract Year.
------------------------------------------------------------------------------------------------
WITHDRAWALS     You may withdraw some or all of your Contract Value at any time during the
                Accumulation Phase and during the Payout Phase in certain cases. In general, you must withdraw at least $50 at a time. If any withdrawal reduces your
                Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless the SureIncome Withdrawal Benefit Option is in effect under your Contract. Withdrawals taken prior to annuitization
                (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a MARKET VALUE ADJUSTMENT may also apply.
------------------------------------------------------------------------------------------------

                               9     PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 51. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

                                  [FLOW CHART]



Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 800-457-7617 if you have any question about how the Contracts work.

                               10     PROSPECTUS

EXPENSE TABLES
--------------------------------------------------------------------------------

THE TABLE BELOW LISTS THE EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY WHEN YOU BUY A CONTRACT. THE TABLE AND THE EXAMPLES THAT FOLLOW DO NOT REFLECT PREMIUM TAXES THAT MAY BE IMPOSED BY THE STATE WHERE YOU RESIDE. FOR MORE INFORMATION ABOUT VARIABLE ACCOUNT EXPENSES, SEE "EXPENSES," BELOW. FOR MORE INFORMATION ABOUT PORTFOLIO EXPENSES, PLEASE REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                     Number of Complete Years Since We Received the Purchase Payment
                                        Being Withdrawn/Applicable Charge:
 ----------------------------------------------------------------------------------------------------
 Contract:                             0       1       2       3       4      5    6       7    8+
 Consultant Solutions Classic          7%      7%      6%      5%      4%     3%   2%      0%    0%
 Consultant Solutions Plus           8.5%    8.5%    8.5%    7.5%    6.5%   5.5%   4%    2.5%    0%
 Consultant Solutions Elite:           7%      6%      5%      0%      0%     0%   0%      0%    0%
 Consultant Solutions Select:                          None

 All Contracts:
 Annual Contract Maintenance Charge                    $40**
 Transfer Fee                        up to 2.00% of the amount transferred, but not more than $25***
 Premium Taxes                          0% to 4.00% of Purchase Payment****
 Loan Interest Rate                                 7.25%*****

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Reduced to $30 if Contract Value is not less than $2000, and waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred. The transfer fee will never be greater than $25.

**** Some States charge premium taxes that generally range from 0 to 4%. We are responsible for paying these taxes, and will deduct them from your Contract Value. Our current practice is to not charge for these taxes until the Payout Start Date or surrender of the Contract. See "Premium Taxes" for more information.

***** For more information, see "Contract Loans for 403(b) Contracts." The loan interest rate is subject to change.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                             Mortality and Expense  Administrative   Total Variable Account
Basic Contract (without any optional benefit)                    Risk Charge        Expense Charge*     Annual Expense
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Classic                                        1.25%               0.10%                1.35%
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Plus                                           1.45%               0.10%                1.55%
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Elite                                          1.60%               0.10%                1.70%
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Select                                         1.70%               0.10%                1.80%
----------------------------------------------------------------------------------------------------------------------------

* We reserve the right to raise the administrative expense charge to 0.25%. If we increase this charge, we will amend the prospectus, accordingly. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

 MAV Death Benefit Option               Currently 0.20%, up to a maximum of
                                        0.50% for Options added in the future
                                        *
 Annual Increase Death Benefit Option   Currently 0.30%, up to a maximum of
                                        0.50% for Options added in the future
                                        *
 Enhanced Earnings Death Benefit        Currently 0.25%, up to a maximum of
 Option (issue age 0-70)                0.35% for Options added in the future
                                        *
 Enhanced Earnings Death Benefit        Currently 0.40%, up to a maximum of
 Option (issue age 71-79)               0.50% for Options added in the future
                                        *

                               11     PROSPECTUS

If you select the Options with the highest possible combination of mortality and expense risk charges during the Accumulation Phase, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option,
Annual Increase Death Benefit Option, and                    Mortality and Expense  Administrative   Total Variable Account
Enhanced Earnings Death Benefit Option (issue age 71-79)         Risk Charge*       Expense Charge*     Annual Expense
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Classic                                        2.15%               0.10%                2.25%
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Plus                                           2.35%               0.10%                2.45%
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Elite                                          2.50%               0.10%                2.60%
----------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Select                                         2.60%               0.10%                2.70%
----------------------------------------------------------------------------------------------------------------------------

* As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher in the future if you add this Option to your Contract. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. If we increase any of these charges, we will amend the prospectus, accordingly.

TRUERETURN ACCUMULATION BENEFIT OPTION ANNUAL FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

TrueReturn Accumulation Benefit Option                       Currently 0.50%, up to
                                                                 a maximum of 1.25%
                                                               for Options added in
                                                                      the future. *
------------------------------------------------------------------------------------

* If we increase this charge, we will amend the prospectus, accordingly. See "TrueReturn Accumulation Benefit Option" for details.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION ANNUAL FEE

(ANNUAL RATE AS A PERCENTAGE OF CONTRACT VALUE ON A CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option             Currently 0.10%, up to
                                                                 a maximum of 0.15%
                                                               for Options added in
                                                                       the future *
------------------------------------------------------------------------------------

* For Options added on or after 5/1/2005. If we increase this charge, we will amend the prospectus, accordingly. See "Spousal Protection Benefit (Co-Annuitant) Option" for details.

SUREINCOME OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option                         Currently 0.50%, up to
                                                                 a maximum of 1.25%
                                                                     for SureIncome
                                                               Options added in the
                                                                           future *
------------------------------------------------------------------------------------

* If we increase this charge, we will amend the prospectus, accordingly. See "SureIncome Withdrawal Benefit Option" for details.

INCOME PROTECTION BENEFIT OPTION FEE (PAYOUT PHASE ONLY)*

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Income Protection Benefit Option                             Currently 0.50%, up to
                                                                 a maximum of 1.25%
                                                               for Options added in
                                                                        the future*
------------------------------------------------------------------------------------

* See "Income Payments - Income Protection Benefit Option," below, for a description of the Income Protection Benefit Option. You may add this Option when you elect to receive annuity benefits. We begin to deduct the charge for this Option on the Payout Start Date. Currently, the charge for this Option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We will charge you the Option charge in effect when you choose to apply this Option to your Contract. We reserve the right to raise the Income Protection Benefit Option charge to up to 0.75%. If we increase this charge, we will amend the prospectus accordingly. Once your Income Protection Benefit Option is in effect, however, we will not change the option charge you will pay for this Option. See "Expenses - Mortality and Expense Risk Charge," below, for details.

                               12     PROSPECTUS

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the second table below and in the prospectus for each Portfolio.

                                                               Minimum Maximum
  ----------------------------------------------------------------------------
  Total Annual Portfolio Operating Expenses/(1)/ (expenses
  that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees,
  and other expenses)                                           0.47%   3.21%
  ----------------------------------------------------------------------------

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2010.

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   invested $10,000 in the Contract for the time periods indicated;

..   earned a 5% annual return on your investment;

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

..   elected the MAV Death Benefit Option and the Annual Increase Death Benefit
    Option;

..   elected the Enhanced Earnings Death Benefit Option (assuming issue age
    71-79);

..   elected the Spousal Protection Benefit (Co-Annuitant) Option; and

..   elected the TrueReturn Accumulation Benefit Option or SureIncome Withdrawal
    Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                            Consultant Solutions Classic      Consultant Solutions Plus
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses  $1,331 $2,692  $3,935   $6,987  $1,475 $2,950  $4,216   $7,088
------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses  $1,072 $1,963  $2,797   $5,100  $1,217 $2,226  $3,090   $5,241
------------------------------------------------------------------------------------------

                             Consultant Solutions Elite      Consultant Solutions Select
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses  $1,361 $2,690  $3,720   $7,173  $  779 $2,299  $3,772   $7,256
------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses  $1,104 $1,969  $2,603   $5,356  $  522 $1,581  $2,662   $5,463
------------------------------------------------------------------------------------------

                               13     PROSPECTUS

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                            Consultant Solutions Classic      Consultant Solutions Plus
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses   $736  $2,182  $3,595   $6,987   $753  $2,228  $3,663   $7,088
------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses   $477  $1,453  $2,457   $5,100   $495  $1,503  $2,537   $5,241
------------------------------------------------------------------------------------------

                             Consultant Solutions Elite      Consultant Solutions Select
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses   $766  $2,265  $3,720   $7,173   $779  $2,299  $3,772   $7,256
------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses   $509  $1,544  $2,603   $5,356   $522  $1,581  $2,662   $5,463
------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION, THE ANNUAL INCREASE DEATH BENEFIT OPTION, THE ENHANCED EARNINGS DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER AND CO-ANNUITANT, OR, IF THE CONTRACT OWNER IS A NON-LIVING PERSON, THE OLDEST ANNUITANT, ARE AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION, AND THE TRUERETURN ACCUMULATION BENEFIT OPTION OR SUREINCOME WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

                               14     PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix H of this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The financial statements of Lincoln Benefit and the financial statements of the Variable Account, which are comprised of the financial statements of the underlying sub-accounts, appear in the Statement of Additional Information.


THE CONTRACTS
--------------------------------------------------------------------------------

CONTRACT OWNER
Each CONTRACT is an agreement between you, the Contract Owner, and Lincoln Benefit, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..   the investment alternatives during the Accumulation and Payout Phases,

..   the amount and timing of your purchase payments and withdrawals,

..   the programs you want to use to invest or withdraw money,

..   the income payment plan(s) you want to use to receive retirement income,

..   the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..   the Beneficiary or Beneficiaries who will receive the benefits that the
    Contract provides when the last surviving Contract Owner dies, or, if the Contract Owner is a non-living person, an Annuitant dies, and

..   any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die prior to the Payout Start Date, any surviving joint Contract Owner, or, if none, the Beneficiary, may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a non-living person, we will pay the death benefit to the current Contract Owner.

The Contract cannot be jointly owned by both a living and a non-living person. The CONSULTANT SOLUTIONS SELECT is not available for purchase by non-living persons. The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the MAV Death Benefit Option, the Annual Increase Death Benefit Option, or the Enhanced Earnings Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 85.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain Qualified Contracts, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

                               15     PROSPECTUS

ANNUITANT
The ANNUITANT is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). If the Contract is a Non-Qualified Contract, you also may designate a joint Annuitant, who is a second person on whose life income payments depend. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is 90.

If the Owner is a living person, the Owner may change the Annuitant before the Payout Start Date by written request in a form satisfactory to us. Once we accept a change, it takes effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

If you select the MAV Death Benefit Option, Annual Increase Death Benefit Option, or Enhanced Earnings Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application date is age 90. If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is currently age 85.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT
Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option must name their spouse as a CO-ANNUITANT:

..   the individually owned Contract must be either a traditional, Roth or
    Simplified Employee Pension IRA;

..   the Contract Owner must be age 90 or younger on the Rider Application Date;

..   and the Co-Annuitant must be age 79 or younger on the Rider Application
    Date; and

..   the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date and the "Death of Annuitant" provision of your Contract does not apply upon the death of the Co-Annuitant. If you are single when you purchase this Contract, and are married later, you may add the Spousal Protection Benefit Option within six months of your marriage only if you provide proof of marriage in a form satisfactory to us. You may change the Co-Annuitant to a new spouse within six months of re-marriage only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. The Co-Annuitant will be considered an Owner for the purposes of determining the age or birthday of the Owners under the MAV Death Benefit Option, the Annual Increase Death Benefit Option and the Enhanced Earnings Death Benefit Option. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries. We will provide a form to be signed by you and filed with us. Once we accept the form, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the

                               16     PROSPECTUS
sole surviving Contract Owner dies, the new Beneficiary will be:

..   your spouse or, if he or she is no longer living,

..   your surviving children equally, or if you have no surviving children,

..   your estate.

If more than one Beneficiary survives you, we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the death benefit in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract owner is not a living person), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the death proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any death proceed amounts attributable to any Beneficiary which remain in the Variable Sub-accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT
Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.

PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Classic Contracts is $1,200 (Qualified or Non-Qualified Contracts); the minimum initial purchase payment for all other Non-Qualified Contracts is $10,000, ($2,000 for Qualified Contracts). All subsequent purchase payments under a Contract must be $1,000 or more ($100 for automatic payments). For CONSULTANT SOLUTIONS PLUS CONTRACTS, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of a Contract and/or acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $100 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC

                               17     PROSPECTUS

ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

For CONSULTANT SOLUTIONS SELECT CONTRACTS, the maximum amount that can be allocated during any single day to certain selected funds is $25,000. Please see the current list of funds affected by this restriction on page 43.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed for the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to both your initial purchase payment and any subsequent purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

CREDIT ENHANCEMENT
For CONSULTANT SOLUTIONS PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner, or, if the Contract Owner is a non-living person, the oldest Annuitant, is age 85 or younger on the date we receive the completed application for the Contract ("Application Date"). If the oldest Contract Owner or, if the Owner is a non-living person, the oldest Annuitant is age 86 or older and 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. The thresholds apply individually to each CONSULTANT SOLUTIONS PLUS CONTRACT you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

                 ADDITIONAL CREDIT           CUMULATIVE PURCHASE
                ENHANCEMENT FOR LARGE      PAYMENTS LESS CUMULATIVE
                     CONTRACTS             WITHDRAWALS MUST EXCEED:
            0.50% of the purchase payment         $  500,000
            1.00% of the purchase payment         $1,000,000

If, during the first Contract Year only, the cumulative purchase payments less cumulative withdrawals exceed the thresholds, the additional credit enhancement will apply to prior purchase payments, less cumulative withdrawals, and will be added to the Contract Value as of the date of the most recent purchase payment. The additional credit enhancement will be applied only once to any given purchase payment, current or prior.

If you exercise your right to cancel the Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "TRIAL EXAMINATION PERIOD" below for details. The CONSULTANT SOLUTIONS PLUS CONTRACT may not be available in all states.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the most recent purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the

                               18     PROSPECTUS

Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

TRIAL EXAMINATION PERIOD
You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code
Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

For CONSULTANT SOLUTIONS PLUS CONTRACTS, we have received regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Trial Examination Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement. In states where required, we will return the amount of your purchase payments. In other states, we will return the amount of your purchase payments, reduced by the amount of any mortality and expense risk charges and administrative expense charges deducted prior to cancellation, and adjusted by any investment gain or loss associated with:

..   your Variable Account purchase payments; and

..   any portion of the Credit Enhancement assigned to the Variable Sub-accounts.

We reserve the right to allocate your purchase payments to the PIMCO VIT Money Market - Administrative Shares Sub-Account during the Trial Examination Period. For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the PIMCO VIT Money Market - Administrative Shares Sub-Account. On the next Valuation Date 40 day after the issue date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for any state specific information.

CONTRACT LOANS FOR 403(B) CONTRACTS
--------------------------------------------------------------------------------


Subject to the restrictions described below, we will make loans to the Contract Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Internal Revenue Code. Such loans may not be available in all states. Loans are not available under non-qualified Contracts. We will only make loans after the right to cancel period and before the Payout Start Date. All loans are subject to the terms of the Contract, the relevant qualified plan, and the Internal Revenue Code, which impose restrictions on loans. Loans may not be available with all rider options.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the amount available for full withdrawal, including any applicable Market Value Adjustment, under your Contract on the date of the loan. In addition, you may not borrow a loan if the total of the requested loan and all of your loans under TSA Plans with the same employer is more than the lesser of (a) or (b) where:

(a)equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

(b)equals the greater of $10,000 or half of the amount available for full withdrawal.

The minimum loan amount is $1,000.

To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Some of these requirements are stated in Section 72 of the Internal Revenue Code. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Variable Account and/or the Fixed Account Options to the Loan Account as collateral for the loan. The Loan Account is an account established for amounts transferred from the Variable Sub-accounts or Fixed Account Options as security for an outstanding Contract loan. We will transfer to the Loan Account amounts from each Variable Sub-account in proportion to the total assets in all Variable Sub-accounts. If your loan amount is greater than your Contract Value in the Variable Sub-accounts, we will transfer the remaining required collateral from the Market Value Adjusted or Standard Fixed Account Option. If your loan amount is greater than your contract value in the Variable Sub-accounts and the Market Value Adjusted or Standard Fixed Account

                               19     PROSPECTUS

Option, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Options.

We will not charge a Withdrawal Charge on the loan or on the transfer from the Variable Sub-accounts or any of the Fixed Account Options. We may, however, apply a Market Value Adjustment to a transfer from the Market Value Adjusted Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Market Value Adjusted Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount. We will charge a Withdrawal Charge and apply a Market Value Adjustment, if applicable, on a distribution to repay the loan in full, in the event of loan default.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) an annual effective rate of 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Variable Sub-accounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

(1)the Death Proceeds;

(2)full withdrawal proceeds;

(3)the amount available for partial withdrawal; and

(4)the amount applied on the Payout Start Date to provide income payments.

If a New Owner elects to continue the Contract under Death of Owner Option D, the new Contract Value will be reduced by the amount of the loan outstanding plus accrued interest and the loan will be canceled.

Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise. Generally, loan payments are allocated to the Variable Sub-account(s) in the proportion that you have selected for your most recent Purchase Payment. Allocations of loan payments are not permitted to the Fixed Accounts (Standard Fixed Account, Market Value Adjusted Account, and Dollar Cost Averaging Fixed Account Option). If your Purchase
Payment allocation includes any of the Fixed Accounts, the percentages allocated to the Fixed Accounts will be allocated instead to the PIMCO Money Market Sub-account.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount and incur the early withdrawal tax penalty. Until we are permitted by law to extinguish a defaulted loan, we will continue to charge interest and add unpaid interest to your outstanding loan balance.

If the total loan balance exceeds the amount available for full withdrawal, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.

CONTRACT VALUE
--------------------------------------------------------------------------------


On the Issue Date, the CONTRACT VALUE is equal to your initial purchase payment (for CONSULTANT SOLUTIONS PLUS CONTRACTS, your initial purchase payment plus the Credit Enhancement).

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-account by (ii) the Accumulation Unit Value of that Variable Sub-account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-account when the Accumulation Unit Value for the Sub-account is $10, we

                               20     PROSPECTUS
would credit 1,000 Accumulation Units of that Variable Sub-account to your Contract. For CONSULTANT SOLUTIONS PLUS CONTRACTS, we would credit your
Contract additional Accumulation Units of the Variable Sub-account to reflect the Credit Enhancement paid on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-account would, of course, reduce the number of Accumulation Units of that Sub-account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

..   changes in the share price of the Portfolio in which the Variable
    Sub-Account invests, and

..   the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN ACCUMULATION BENEFIT OPTION
We offer the TRUERETURN ACCUMULATION BENEFIT OPTION, which is available for an additional fee. The TrueReturn Accumulation Benefit Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Accumulation Benefit Option" below for details on termination.

The TrueReturn Accumulation Benefit Option is available at time of application for the Contract, or the date we receive a written request to add the option, whichever is later, subject to availability and issue requirements. Currently, you may not add the TrueReturn Option to your Contract after Contract issue without prior approval if your Contract Value is greater than $1,000,000 at the time you try to add the TrueReturn Option. Currently, you may have only one TrueReturn Accumulation Benefit Option in effect on your Contract at one time. You may have only either the TrueReturn Accumulation Benefit Option or the SureIncome Option in effect on your Contract at one time. The TrueReturn Accumulation Benefit Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the youngest Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Accumulation Benefit Option may be cancelled at any time on or after the 5th Rider Anniversary by:

..   notifying us in writing in a form satisfactory to us; or

..   changing your investment allocations or making other changes so that that the allocation of investment alternatives no longer adheres to the investment requirements for the TrueReturn Accumulation Benefit Option. For more information regarding investment requirements for this Option, see the "Investment Requirements" section below.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Accumulation Benefit Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Accumulation Benefit Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Accumulation Benefit Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Accumulation Benefit Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. We currently offer two "GUARANTEE OPTIONS," Guarantee Option 1 and Guarantee Option 2. The Guarantee Option you select has specific investment requirements, which are described in the "Investment Requirements" section below and may depend upon the Rider Date. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After

                               21     PROSPECTUS
the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Accumulation Benefit Option may not be available in all states. We may discontinue offering the TrueReturn Accumulation Benefit Option at any time.

ACCUMULATION BENEFIT.
On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the PIMCO Money Market Variable Sub-account. You may transfer the excess amount out of the PIMCO Money Market Variable Sub-account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Accumulation Benefit Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Accumulation Benefit Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                                  AB FACTORS
                       RIDER PERIOD    GUARANTEE GUARANTEE
                     (NUMBER OF YEARS) OPTION 1  OPTION 2
                     -------------------------------------
                            8            100.0%       NA
                     -------------------------------------
                            9            112.5%       NA
                     -------------------------------------
                            10           125.0%    100.0%
                     -------------------------------------
                            11           137.5%    110.0%
                     -------------------------------------
                            12           150.0%    120.0%
                     -------------------------------------
                            13           162.5%    130.0%
                     -------------------------------------
                            14           175.0%    140.0%
                     -------------------------------------
                            15           187.5%    150.0%
                     -------------------------------------
                            16           200.0%    160.0%
                     -------------------------------------
                            17           212.5%    170.0%
                     -------------------------------------
                            18           225.0%    180.0%
                     -------------------------------------
                            19           237.5%    190.0%
                     -------------------------------------
                            20           250.0%    200.0%
                     -------------------------------------

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

                 Guarantee Option:                        1
                 Rider Period:                           15
                 AB Factor:                            187.5%
                 Rider Date:                           1/2/04
                 Rider Maturity Date:                  1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

             On the Rider Maturity Date (1/2/19):
             Accumulation Benefit  =Benefit Base on Rider Maturity
                                    Date X AB Factor
                                   =$50,000 X 187.5%
                                   =$93,750

Example 2: Guarantee Option 2

                 Guarantee Option:                        2
                 Rider Period:                           15
                 AB Factor:                            150.0%
                 Rider Date:                           1/2/04
                 Rider Maturity Date:                  1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

             On the Rider Maturity Date (1/2/19):
             Accumulation Benefit  =Benefit Base on Rider Maturity
                                    Date X AB Factor
                                   =$50,000 X 150.0%
                                   =$75,000

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

..   The Benefit Base will be increased by purchase payments (and Credit
    Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

..   The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
    (b), with the result multiplied by (c), where:

   (a) = the withdrawal amount;

                               22     PROSPECTUS

   (b) = the Contract Value immediately prior to the withdrawal; and

   (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-accounts, and restrictions on transfers to or from certain investment alternatives.

We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will not apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

If you have an outstanding loan balance, you may not elect the TrueReturn Option until the outstanding balance has been repaid. If you elect the TrueReturn Option, we will not make a policy loan to you until the TrueReturn Option matures or is cancelled.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a model portfolio option ("Model Portfolio Option") available with the Guarantee Option you selected, as defined below; or

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS Contracts) and interest according to a Model Portfolio Option available for use with the Guarantee Option you selected; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2 and TrueBalance/SM/ Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

                 GUARANTEE OPTION 1        GUARANTEE OPTION 2
              ---------------------------------------------------
              *Model Portfolio Option 1 *Model Portfolio Option 2
              *TrueBalance              *TrueBalance
               Conservative Model        Conservative Model
               Portfolio Option          Portfolio Option
              *TrueBalance Moderately   *TrueBalance Moderately
               Conservative Model        Conservative Model
               Portfolio Option          Portfolio Option
                                        *TrueBalance Moderate
                                         Model Portfolio Option
                                        *TrueBalance Moderately
                                         Aggressive Model
                                         Portfolio Option
                                        *TrueBalance Aggressive
                                         Model Portfolio Option
              ---------------------------------------------------

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the DCA

                               23     PROSPECTUS

Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your most recent instructions on file with us. You must comply with any required percentage allocations for the Model Portfolio Option you have selected. You may also request that purchase payments (and Credit Enhancement for CONSULTANT SOLUTIONS PLUS CONTRACTS) be allocated to the DCA Fixed Account Option.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective May 1, 2005, certain Variable Sub-Accounts under Model Portfolio 1 have been reclassified into different asset categories. These changes apply to TrueReturn Accumulation Benefit Options effective both prior to and on or after May 1, 2005. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category:

                           MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
                                20% Category A
                                50% Category B
                                30% Category C
                                 0% Category D
--------------------------------------------------------------------------------
CATEGORY A
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Legg Mason Western Asset Variable Global High Yield Bond - Class II Sub-Account MFS High Income - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. Government Securities, Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY C
Invesco V.I. Basic Value - Series II Sub-Account
Invesco V.I. Core Equity - Series II Sub-Account
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager/(SM)/ - Service Class 2 Sub-Account
Janus Aspen Series Overseas - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Perkins Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio - Class I Sub-Account
Legg Mason ClearBridge Variable Large Cap Value - Class I Sub-Account
MFS Investors Trust - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(1)/ Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(2)/ Rydex SGI VT U.S. Long Short Momentum Sub-Account (formerly, Rydex SGI VT All-Cap Opportunity Sub-Account)
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck VIP Multi-Manager Alternatives Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1) Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
Alger LargeCap Growth - Class S Sub-Account
Alger Capital Appreciation - Class S Sub-Account
Alger MidCap Growth - Class S Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
MFS New Discovery - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
UIF Growth, Class II Sub-Account/(2)/
Van Eck VIP Emerging Markets Sub-Account
Van Eck VIP Global Hard Assets Sub-Account
Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account
--------------------------------------------------------------------------------

(1)Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Invesco V.I. Capital Appreciation, Series II Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

                               24     PROSPECTUS

  Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

(2)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small- &
      Fund(R)/VA - Service Shares        Mid-Cap Fund(R)/VA - Service Shares
 -----------------------------------------------------------------------------
     UIF Capital Growth, Class II               UIF Growth, Class II
 -----------------------------------------------------------------------------

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO
OPTION 1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

MODEL PORTFOLIO OPTION 2.

The investment requirements under Model Portfolio Option 2 depend on the effective date of your TrueReturn Accumulation Benefit Option.

Rider Date prior to May 1, 2005

If your TrueReturn Accumulation Benefit Option Rider Date is prior to May 1, 2005, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2 under Guarantee Option 2, you must allocate your Contract Value among four asset categories in accordance with the percentage allocation requirements set out in the table below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to May 1, 2005) and the Variable Sub-Accounts available under each category:

                           MODEL PORTFOLIO OPTION 2
                       (RIDER DATE PRIOR TO MAY 1, 2005)
--------------------------------------------------------------------------------
                                10% Category A
                                20% Category B
                                50% Category C
                                20% Category D
--------------------------------------------------------------------------------
CATEGORY A
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Legg Mason Western Asset Variable Global High Yield Bond - Class II Sub-Account MFS High Income - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. Government Securities, Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY C
Invesco V.I. Basic Value - Series II Sub-Account
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Asset Manager/(SM)/ - Service Class 2 Sub-Account
Janus Aspen Series Perkins Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Legg Mason ClearBridge Variable Large Cap Value - Class I Sub-Account
MFS Investors Trust - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(1)/
Premier VIT OpCap Balanced Sub-Account
T. Rowe Price Equity Income - II Sub-Account
Van Eck VIP Multi-Manager Alternatives Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY D
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
Invesco V.I. Core Equity - Series II Sub-Account
Alger LargeCap Growth - Class S Sub-Account
Alger Capital Appreciation - Class S Sub-Account
Alger MidCap Growth - Class S Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Janus Aspen Series Overseas - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio - Class I Sub-Account
MFS New Discovery - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(2)/ Rydex SGI VT U.S. Long Short Momentum Sub-Account (formerly, Rydex SGI VT All-Cap Opportunity Sub-Account)
T. Rowe Price Blue Chip Growth - II Sub-Account
UIF Growth, Class II Sub-Account/(2)/
Van Eck VIP Emerging Markets Sub-Account
Van Eck VIP Global Hard Assets Sub-Account
Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account
--------------------------------------------------------------------------------

(1)Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Invesco V.I. Capital Appreciation, Series II Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter,

                               25     PROSPECTUS
  although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

  Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

(2)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small- &
      Fund(R)/VA - Service Shares        Mid-Cap Fund(R)/VA - Service Shares
 -----------------------------------------------------------------------------
     UIF Capital Growth, Class II               UIF Growth, Class II
 -----------------------------------------------------------------------------

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO MAY 1, 2005). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

Rider Date on or after May 1, 2005

If your TrueReturn Accumulation Benefit Option Rider Date is on or after May 1, 2005, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2 under Guarantee Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts, however, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after May 1, 2005):

         MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER MAY 1, 2005)
--------------------------------------------------------------------------------
                                   Available
--------------------------------------------------------------------------------
Invesco V.I. Basic Value - Series II Sub-Account
Invesco V.I. Core Equity - Series II Sub-Account
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager/(SM)/ - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
Janus Aspen Series Overseas - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Perkins Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio - Class I Sub-Account/(3)/
Legg Mason Western Asset Variable Global High Yield Bond - Class II Sub-Account Legg Mason ClearBridge Variable Large Cap Value - Class I Sub-Account
MFS Investors Trust - Service Class Sub-Account
MFS High Income - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account PIMCO VIT Money Market - Administrative Shares Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(1)/ Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(2)/ Rydex SGI VT U.S. Long Short Momentum Sub-Account (formerly, Rydex SGI VT All-Cap Opportunity Sub-Account)
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Van Eck VIP Multi-Manager Alternatives Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
Invesco V.I. Government Securities, Series II Sub-Account

         MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER MAY 1, 2005)
--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
Alger LargeCap Growth - Class S Sub-Account
Alger Capital Appreciation - Class S Sub-Account
Alger MidCap Growth - Class S Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
MFS New Discovery - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
UIF Growth Class II Sub-Account/(2)/
Van Eck VIP Emerging Markets Sub-Account
Van Eck VIP Global Hard Assets Sub-Account
Invesco Van Kampen VT Mid Cap Growth, Series II Sub-Account
--------------------------------------------------------------------------------

(1)Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Invesco V.I. Capital Appreciation, Series II Sub-Account

                               26     PROSPECTUS

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

  Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

(2)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small- &
      Fund(R)/VA - Service Shares        Mid-Cap Fund(R)/VA - Service Shares
 -----------------------------------------------------------------------------
     UIF Capital Growth, Class II               UIF Growth, Class II
 -----------------------------------------------------------------------------

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision as described on page 61 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If an Annuitant dies before the Payout Start Date, and the Contract is continued under Category 1 of the Death of Annuitant provision of the Contract, the TrueReturn Accumulation Benefit Option will remain in effect until terminated. If the Contract is not continued under Category 1, then the TrueReturn Accumulation Benefit Option will terminate on the date we receive a complete request for settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "Rider Trade-In Option" that allows you to cancel your TrueReturn Accumulation Benefit Option and immediately add a new TrueReturn Accumulation Benefit Option ("NEW OPTION"), provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date.

                               27     PROSPECTUS

..   The New Option will be made a part of your Contract on the date the existing TrueReturn Accumulation Benefit Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New Option must be a TrueReturn Accumulation Benefit Option that we make available for use with the Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Accumulation Benefit Option:

..   the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Accumulation Benefit Option at the time of trade-in;

..   the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

..   the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

..   the Model Portfolio Options will be determined by the Model Portfolio
    Options offered with the Guarantee Options available with the New Option;

..   any waiting period for canceling the New Option will start again on the new
    Rider Date;

..   any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

..   the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

Currently, we are also making the SureIncome Option available at the time of your first utilization of this TrueReturn Accumulation Benefit Option Rider Trade-In Option. We may discontinue offering the SureIncome Option under the Rider Trade-In Option for new TrueReturn Accumulation Benefit Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have the SureIncome Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Accumulation Benefit Option and immediately add a new SureIncome Option, provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Accumulation Benefit Option that was added to your Contract prior to the implementation date of the change.

..   The new SureIncome Option will be made a part of your Contract on the date the existing TrueReturn Accumulation Benefit Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The new SureIncome Option must be a SureIncome Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the new SureIncome
    Option must be met as of the date the new SureIncome Option is made a part of your Contract.

You should consult with your sales representative before trading in your TrueReturn Accumulation Benefit Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

..   on the Rider Maturity Date;

..   on the Payout Start Date;

..   on the date your Contract is terminated;

..   on the date the Option is cancelled;

..   on the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   on the date the Option is replaced with a New Option under the Rider
    Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

SUREINCOME WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Withdrawal Benefit Option, which is available for an additional fee. The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any

                               28     PROSPECTUS
applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year will coincide with (the same as) the Contract Year.

The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you try to add the SureIncome Option. You may have only one SureIncome Option in effect on your Contract at one time. You may only have either the TrueReturn Accumulation Benefit Option, or the SureIncome Option in effect on your Contract at the same time. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date") (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

The SureIncome Option may not be available in all states. We may discontinue offering the SureIncome Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

At the beginning of each Benefit Year, the Benefit Payment Remaining is equal to the Benefit Payment.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) that is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

   .   The Benefit Payment immediately prior to the withdrawal; or

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

At our discretion, the Benefit Payment available during a Benefit Year may be increased on a nondiscriminatory basis and without prior notice in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. We are currently not increasing the Benefit Payment available to satisfy IRS minimum distribution requirements, which may result in a withdrawal greater than the Benefit Payment Remaining.

                               29     PROSPECTUS

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

..   The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

..   The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal
    Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

..   No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

..   The Payout Start Date is the first day of the next Benefit Year after the
    Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates to be requested on a nondiscriminatory basis without prior notice.

..   During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested in a form acceptable to us and received by us before the first payment is made (the amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4). Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be reduced. If your Contract is a qualified contract, meaning an individual retirement annuity qualified as defined under Internal Revenue Code Section 408(b) or a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b), the period certain cannot exceed that which is required by Internal Revenue Code
    Section 401(a)(9) and regulations promulgated thereunder. Therefore, the amount of each payment under this Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is a qualified contract, we will not permit a change in the payment frequency or level.

..   If your Contract is a non-qualified contract, we reserve the right to allow other payment frequencies or levels to be requested on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

                               30     PROSPECTUS

..   If the Contract Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

..   Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

EXAMPLE

BEGINNING OF BENEFIT YEAR 1*

Contract Value = $100,000

Benefit Base = $100,000

Benefit Payment = $8,000

Benefit Payment Remaining = $8,000

In this example, you can take a Benefit Payment of up to $8,000 in Benefit Year
1. If a withdrawal of $6,000 is taken then the following values would apply:

Contract Value = $94,000 (Assuming that your Contract Value has not been affected by any other factors)

Benefit Base = $94,000

Benefit Payment = $8,000

Benefit Payment Remaining = $2,000

BEGINNING OF BENEFIT YEAR 2

Contract Value = $70,000 (Assuming that your contract value has declined due to poor performance)

Benefit Base = $94,000

Benefit Payment = $8,000

Benefit Payment Remaining = $8,000 (resets at the beginning of each Benefit
Year)

In Benefit Year 2 you have the right to a Benefit Payment of $8,000 and since you have not taken any withdrawals yet in Benefit Year 2, the Benefit Payment Remaining would also be $8,000 at the beginning of Benefit Year 2.

* THIS EXAMPLE ASSUMES AN INITIAL CONTRACT VALUE OF $100,000, NO ADDITIONAL PURCHASE PAYMENTS, A WITHDRAWAL BENEFIT FACTOR OF 8% AND DOES NOT TAKE INTO ACCOUNT FEES OR CHARGES.

INVESTMENT REQUIREMENTS

If you add the SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your currently selected Model Portfolio Option and your Withdrawal Benefit Factor. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a SureIncome Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a new Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future, including specific model portfolio options ("Model Portfolio Options") as described below, available only to certain Withdrawal Benefit Factors.

When you add the SureIncome Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a MODEL PORTFOLIO OPTION available as described below;

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Consultant Solutions Plus Contracts) and interest to the Variable Sub-Accounts; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

                           *MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
*TrueBalance Conservative Model Portfolio Option
*TrueBalance Moderately Conservative Model Portfolio Option
*TrueBalance Moderate Model Portfolio Option
*TrueBalance Moderately Aggressive Model Portfolio Option
*TrueBalance Aggressive Model Portfolio Option
--------------------------------------------------------------------------------

                               31     PROSPECTUS

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding the SureIncome Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "TRANSFER PERIOD ACCOUNT" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections.

Any subsequent purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment, unless you request that the purchase payment (and Credit Enhancement for CONSULTANT SOLUTIONS PLUS CONTRACTS) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $500 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, you currently may allocate up to 100% of your Contract Value in any manner you choose to the Available Variable Sub-Accounts shown in the table below. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows:

--------------------------------------------------------------------------------
                                   Available
--------------------------------------------------------------------------------
Invesco AIM V.I. Basic Value - Series II Sub-Account
Invesco V.I. Core Equity - Series II Sub-Account
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager/(SM)/ - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
Janus Aspen Series Overseas - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Perkins Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Legg Mason ClearBridge Variable Fundamental All Cap Value - Class II Sub-Account Legg Mason Western Asset Variable Global High Yield Bond - Class II Sub-Account Legg Mason ClearBridge Variable Large Cap Value - Class II Sub-Account
MFS Investors Trust - Service Class Sub-Account
MFS High Income - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(1)/ Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(2)/ PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account PIMCO VIT Money Market - Administrative Shares Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
Rydex SGI VT U.S. Long Short Momentum Sub-Account (formerly, Rydex SGI VT All-Cap Opportunity Sub-Account)
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Van Eck VIP Multi-Manager Alternatives Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
Invesco V.I. Government Securities, Series II Sub-Account
--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
Alger LargeCap Growth - Class S Sub-Account
Alger Capital Appreciation - Class S Sub-Account
Alger MidCap Growth - Class S Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
MFS New Discovery - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
UIF Growth, Class II Sub-Account/(2)/
Van Eck VIP Emerging Markets Sub-Account
Van Eck VIP Global Hard Assets Sub-Account
Invesco Van Kampen V.I. Mid Cap Growth, Series II
--------------------------------------------------------------------------------

(1)Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Invesco V.I. Capital Appreciation, Series II Sub-Account

                               32     PROSPECTUS

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

  Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

(2)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small- &
      Fund(R)/VA - Service Shares        Mid-Cap Fund(R)/VA - Service Shares
 -----------------------------------------------------------------------------
     UIF Capital Growth, Class II               UIF Growth, Class II
 -----------------------------------------------------------------------------

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the SureIncome Option to your Contract.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). We may also offer other Options ("Other New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion.

This Rider Trade-in Option is available provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

..   The New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New Option must be an Option that we make available for use with this
    Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

If the New Option is a SureIncome Option, the New Option must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

                               33     PROSPECTUS

You should consult with your sales representative before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner provision of your Contract, as described on page 61 of your prospectus, then the SureIncome Option will continue, unless the new Contract Owner elects to cancel this Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If an Annuitant dies before the Payout Start Date, and the Contract is continued under Category 1 of the Death of Annuitant provision of the Contract, the SureIncome Option will remain in effect until terminated. If the Contract is not continued under Category 1, then the SureIncome Option will terminate on the date we receive a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

This SureIncome Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Option is cancelled;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Option is replaced with a New Option under the
    Rider Trade-In Option.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 46 Variable Sub-accounts. Each Variable Sub-account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 800-457-7617.


PORTFOLIO                                INVESTMENT OBJECTIVE                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
--------------------------------------------------------------------------------------------------------------
Invesco V.I. Basic Value Fund - Series   Long-term growth of capital
 II
----------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Fund   Growth of capital                        INVESCO ADVISERS, INC.
 - Series II/(1)/
----------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series   Growth of capital
 II
----------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund -  Long-term growth of capital
 Series II
----------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth,  Capital growth
 Series II
----------------------------------------------------------------------------------VAN KAMPEN ASSET
Invesco V.I. Government Securities,      High current return consistent with      MANAGEMENT
 Series II                                preservation of capital
----------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and       Long-term growth of capital and income.
 Income, Series II
----------------------------------------------------------------------------------
THE ALGER PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
Alger LargeCap Growth Portfolio -        Long-term capital appreciation
 Class S
----------------------------------------------------------------------------------FRED ALGER MANAGEMENT, INC.
Alger Capital Appreciation Portfolio -   Long-term capital appreciation
 Class S
----------------------------------------------------------------------------------
Alger MidCap Growth Portfolio - Class S  Long-term capital appreciation
----------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/(SM)/         High total return with reduced risk
 Portfolio - Service Class 2              over the long term by allocating its
                                          assets among stocks, bonds, and
                                          short-term instruments.
--------------------------------------------------------------------------------------------------------------

                               34     PROSPECTUS


PORTFOLIO                                INVESTMENT OBJECTIVE                     INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio -   Long-term capital appreciation
 Service Class 2
----------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio -   Reasonable income. The fund will also    FIDELITY MANAGEMENT &
 Service Class 2                          consider the potential for capital      RESEARCH COMPANY
                                          appreciation. The fund's goal is to
                                          achieve a yield which exceeds the
                                          composite yield on the securities
                                          comprising the Standard & Poor's
                                          500/(SM)/ Index (S&P 500(R)).
----------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service  To achieve capital appreciation
 Class 2
----------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio -       Investment results that correspond to
 Service Class 2                          the total return of common stocks
                                          publicly traded in the United States
                                          as represented by the Standard &
                                          Poor's 500/(SM)/ Index (S&P 500(R))
----------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond       As high a level of current income as is
 Portfolio - Service Class 2              consistent with the preservation of
                                          capital
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio -    As high a level of current income as is
 Service Class 2                          consistent with preservation of
                                          capital and liquidity.
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio -        Long-term growth of capital
 Service Class 2
-----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio -  Long-term capital growth, consistent
 Service Shares                           with preservation of capital and
                                          balanced by current income
----------------------------------------------------------------------------------JANUS CAPITAL MANAGEMENT
Janus Aspen Series Overseas Portfolio -  Long-term growth of capital.             LLC
 Service Shares
----------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio -     Long-term growth of capital
 Service Shares
----------------------------------------------------------------------------------
Janus Aspen Series Perkins Mid Cap       Capital appreciation
 Value Portfolio - Service Shares
----------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST
----------------------------------------------------------------------------------
                                                                                  -------------------------
Legg Mason ClearBridge Variable          Long-term capital growth with current
 Fundamental All Cap Value Portfolio -    income as a secondary consideration     LEGG MASON PARTNERS FUND
 Class I                                                                          ADVISOR, LLC
----------------------------------------------------------------------------------
Legg Mason ClearBridge Variable Large    Long-term growth of capital with
 Cap Value Portfolio - Class I            current income as a secondary objective
----------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE INCOME
 TRUST
-----------------------------------------------------------------------------------------------------------
Legg Mason Western Asset Variable        Maximum total return, consistent with    LEGG MASON PARTNERS FUND
 Global High Yield Bond Portfolio -       preservation of capital                 ADVISOR, LLC
 Class II
-----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST/(SM)/
-----------------------------------------------------------------------------------------------------------
MFS High Income Series - Service Class   Total return with an emphasis on high
                                          current income, but also considering
                                          capital appreciation
----------------------------------------------------------------------------------
MFS Investors Growth Stock Series -      Capital appreciation
 Service Class                                                                    MFS(TM) INVESTMENT
----------------------------------------------------------------------------------MANAGEMENT
MFS Investors Trust Series - Service     Capital appreciation
 Class
----------------------------------------------------------------------------------
MFS New Discovery Series - Service Class Capital appreciation
----------------------------------------------------------------------------------
MFS Total Return Series - Service Class  Total return
----------------------------------------------------------------------------------
MFS Value Series - Service Class         Capital appreciation
----------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA -  Long-term capital appreciation by
 Service Shares                           investing a substantial portion of
                                          assets in securities of foreign         OPPENHEIMERFUNDS, INC.
                                          issuers, growth-type companies,
                                          cyclical industries and special
                                          situations that are considered to have
                                          appreciation possibilities.
----------------------------------------------------------------------------------
Oppenheimer Main Street Small- &         Capital appreciation.
 Mid-Cap Fund(R)/VA - Service
 Shares/(3)/
----------------------------------------------------------------------------------
Oppenheimer Small- & Mid-Cap Growth      Capital appreciation by investing in
 Fund/VA - Service Shares/(1)/            "growth type" companies.
----------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S.   Maximum total return, consistent with
 Dollar- Hedged) - Administrative Shares  preservation of capital and prudent investment management.
----------------------------------------------------------------------------------
PIMCO VIT Money Market Portfolio -       Maximum current income, consistent with
 Administrative Shares                    preservation of capital and daily
                                          liquidity
----------------------------------------------------------------------------------

                               35     PROSPECTUS


PORTFOLIO                                INVESTMENT OBJECTIVE                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio -        Maximum real return, consistent with
 Administrative Shares                    preservation of capital and prudent     PACIFIC INVESTMENT
                                          investment management                   MANAGEMENT COMPANY LLC
----------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio -       Maximum total return, consistent with
 Administrative Shares                    preservation of capital and prudent
                                          investment management.
----------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
------------------------------------------------------------------------------------------------------------
Rydex SGI VT U.S. Long Short Momentum    Long-term capital appreciation.          RYDEX INVESTMENTS
 Sub- Account (formerly, Rydex SGI VT
 All-Cap Opportunity Sub-Account)
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth           Long-term capital growth. Income is a
 Portfolio - II                           secondary objective.                    T. ROWE PRICE ASSOCIATES,
----------------------------------------------------------------------------------INC.
T. Rowe Price Equity Income Portfolio -  Substantial dividend income as well as
 II                                       long-term growth of capital through
                                          investments in the common stocks of
                                          established companies.
----------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II/(3)/      Long-term capital appreciation by
                                          investing primarily in growth-oriented  MORGAN STANLEY INVESTMENT
                                          equity securities of large              MANAGEMENT, INC./(2)/
                                          capitalization companies.
----------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II Above average current income and long-term capital appreciation by
                                          investing primarily in equity
                                          securities of companies in the U.S.
                                          real estate industry, including real
                                          estate investment trusts.
----------------------------------------------------------------------------------
VAN ECK VIP TRUST
------------------------------------------------------------------------------------------------------------
Van Eck VIP Multi-Manager Alternatives   Consistent absolute (positive) returns
 Fund                                     in various market cycles
----------------------------------------------------------------------------------VAN ECK ASSOCIATES
Van Eck VIP Emerging Markets Fund        Long-term capital appreciation by        CORPORATION
                                          investing primarily in equity
                                          securities in emerging markets around
                                          the world
----------------------------------------------------------------------------------
Van Eck VIP Global Hard Assets Fund      Long-term capital appreciation by
                                          investing primarily in "hard asset
                                          securities" with income as a secondary
                                          consideration
----------------------------------------------------------------------------------


(1)Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Invesco V.I. Capital Appreciation, Series II Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

  Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

(2)Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

(3)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
   Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small- &
      Fund(R)/VA - Service Shares        Mid-Cap Fund(R)/VA - Service Shares
 -----------------------------------------------------------------------------
     UIF Capital Growth, Class II               UIF Growth, Class II
 -----------------------------------------------------------------------------

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               36     PROSPECTUS

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
THE TRUEBALANCE ASSET ALLOCATION PROGRAM ("TRUEBALANCE PROGRAM") IS NO LONGER OFFERED FOR NEW ENROLLMENTS. IF YOU ENROLLED IN THE TRUEBALANCE PROGRAM PRIOR TO JANUARY 31, 2008, YOU MAY REMAIN IN THE PROGRAM. IF YOU TERMINATE YOUR ENROLLMENT OR OTHERWISE TRANSFER YOUR CONTRACT VALUE OUT OF THE PROGRAM, YOU MAY NOT RE-ENROLL.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Lincoln Benefit and the principal underwriter of the Contracts, Allstate Distributors, L.L.C., Inc., do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Lincoln Benefit retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Lincoln Benefit's Contract Owners. Neither Lincoln Benefit nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Lincoln Benefit nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that considers the investment goals of the applicable investment style. On the business day we accept your participation in the TrueBalance program, we will automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.

Lincoln Benefit may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Lincoln Benefit will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your registered representative or the selling broker-dealer will notify you of any new or revised TrueBalance model portfolios that may be made available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio to the new TrueBalance

                               37     PROSPECTUS
model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select only a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

You may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.

If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the TrueReturn Accumulation Benefit Option. Any increase will be allocated to the PIMCO VIT Money Market - Administrative Shares Sub-Account. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the FIXED ACCOUNT OPTIONS. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Lincoln Benefit may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole

                               38     PROSPECTUS
discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 44.

This option allows you to allocate purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the 25th day after you establish a Transfer Period Account and monthly thereafter. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the money market Variable Sub-account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the PIMCO VIT Money Market - Administrative Shares Sub-Account unless you request a different investment alternative. Transferring Contract Value to the PIMCO VIT Money Market - Administrative Shares Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 45.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the PIMCO VIT Money Market - Administrative Shares Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or SureIncome Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the CONSULTANT SOLUTIONS SELECT CONTRACT.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION
If you have selected the CONSULTANT SOLUTIONS CLASSIC CONTRACT, you may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation. You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

The Standard Fixed Account Option is not available in all states.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. We currently offer Standard Fixed Guarantee Periods of 1 year in length for CONSULTANT SOLUTIONS CLASSIC. For CONSULTANT SOLUTIONS PLUS, SELECT and ELITE

                               39     PROSPECTUS

CONTRACTS, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to establish a new Guarantee Period Account within the Standard Fixed Account Option; or

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Standard Fixed Guarantee Period
    Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

..   you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

..   you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is available only with the CONSULTANT SOLUTIONS CLASSIC CONTRACT.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period

                               40     PROSPECTUS

Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option. We currently offer Market Value Adjusted Fixed Guarantee Periods of 1, 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Statistical Release H.15 ("Treasury Rate") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive.

                               41     PROSPECTUS

Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to establish a new Guarantee Period Account within the Market Value Adjusted Fixed Account Option; or

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. Currently, a transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Accumulation Benefit Option or SureIncome Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn Accumulation Benefit Option" and "SureIncome Withdrawal Benefit Option" sections of this prospectus

                               42     PROSPECTUS
for more information. In any event, the transfer fee will never be greater than $25.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

For CONSULTANT SOLUTIONS SELECT CONTRACTS, the maximum amount that may be allocated during any single day to certain selected funds by telephone, fax, Internet, overnight or express mail services, same day messenger, or in person is $25,000. All trades exceeding this daily limit must be made by first class US Mail. The funds currently affected by this restriction are:

Fidelity VIP Overseas - Service Class 2 Sub-Account
Janus Aspen Series Overseas - Service Shares Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Van Eck VIP Emerging Markets Sub-Account
MFS High Income - Service Class Sub-Account
Legg Mason Western Asset Variable Global High Yield Bond - Class II Sub-Account

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

                               43     PROSPECTUS

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable

                               44     PROSPECTUS

Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

   Assume that you want your initial purchase payment split among 2 Variable Sub-accounts. You want 40% to be in the PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account Variable Sub-account and 60% to be in the Fidelity VIP Index 500 - Service Class 2 Sub-Account Variable Sub-account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account Variable Sub-account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account Variable Sub-account for the appropriate Contract(s) and use the money to buy more units in the Fidelity VIP Index 500 - Service Class 2 Sub-Account Variable Sub-account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $40 contract maintenance charge from your assets invested in the PIMCO Money Market Variable Sub-account ($30 if the Contract value is equal to or greater than $2,000.) If there are insufficient assets in that Variable Sub-account, we will deduct the balance of the charge proportionally from the other Variable Sub-accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge for a Contract Anniversary if, on that date:

..   your Contract Value is equal to or greater than $50,000; or

..   your entire Contract Value is allocated to the Fixed Account Options or, after the Payout Start Date, if all income payments are fixed income payments.

                               45     PROSPECTUS

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE
We currently deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.25%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

                      Consultant Solutions Classic  1.25%
                      -----------------------------------
                      Consultant Solutions Plus     1.45%
                      -----------------------------------
                      Consultant Solutions Elite    1.60%
                      -----------------------------------
                      Consultant Solutions Select   1.70%
                      -----------------------------------

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the CONSULTANT SOLUTIONS PLUS CONTRACT. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

..   MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.50%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Annual Increase Death Benefit Option: The current mortality and expense risk charge for this option is 0.30%. This charge may be increased, but will never exceed 0.50%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Enhanced Earnings Death Benefit Option: The current mortality and expense risk charge for this option is:

   . 0.25% (maximum of 0.35%) if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 70 or younger on the Rider Application Date;

   . 0.40% (maximum of 0.50%) if the oldest Contract Owner or, if older, the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, is age 71 or older and age 79 or younger on the Rider Application Date.

   . The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Enhanced Earnings Death Benefit Option, the charge will be based on the age of the new Contract Owner at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

..   Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk for this option after you have added it to your Contract. This option may be added to your Contract on the Payout Start Date. The charge will be deducted only during the Payout Phase.

TRUERETURN ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Accumulation Benefit Option. The current annual Rider Fee is 0.50% of the Benefit Base. We

                               46     PROSPECTUS
deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Accumulation Benefit Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-account(s) on a pro rata basis in the proportion that your value in each Variable Sub-account bears to your total value in all Variable Sub-accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-account. If you terminate the Option, or terminate the Contract by a total withdrawal, prior to the Rider Maturity Date on a date other than the Contract Anniversary, we will deduct a Rider Fee that is prorated based on the number of full months between the Contract Anniversary immediately prior to the termination and the date of the termination. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE
We charge a separate annual Rider Fee for the Spousal Protection Benefit (Co-Annuitant) Option. The current annual Rider Fee is 0.10% of the Contract Value. This fee applies to Options added on or after May 1, 2005. For Options added prior to May 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary and in certain circumstances on the date you terminate the Option. We reserve the right to increase the annual Rider Fee on newly issued Options to up to 0.15% of the Contract Value. We also reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options we offer in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary while the Rider is in force.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary.

If the Rider is terminated for any reason on a Contract Anniversary, we will deduct a full Rider Fee. If the Option is terminated on a date other than a Contract Anniversary, we will deduct a pro rata Rider Fee, except we will not charge any Rider Fee if the Option is terminated on the Payout Start Date or due to the death of the Contract Owner or Annuitant. If we charge a Rider Fee on the termination of the Option, the Rider Fee will be reduced pro rata, so that you are only charged for the number of full months this Option was in effect.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the SureIncome Option ("SureIncome Option Fee" or "Rider Fee"). The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the Rider Fee to up to 1.25% of the Benefit Base. We also reserve the right to charge different Rider Fees for different Withdrawal Benefit Factors we may offer in the future. However, once we issue your SureIncome Option, we cannot change the Rider Fee that applies to your Option. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new SureIncome Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Rider Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

                               47     PROSPECTUS

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary the SureIncome Option is in force.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to the 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

If the SureIncome Option is terminated for any reason on a Contract Anniversary, we will deduct a full Rider Fee. If the SureIncome Option is terminated on a date other than a Contract Anniversary, we will deduct a pro rata Rider Fee, except we will not charge any Rider Fee if the SureIncome Option is terminated on the Payout Start Date or due to the death of the Contract Owner or Annuitant. If we charge a Rider Fee on the termination of the SureIncome Option, the Rider Fee will be reduced pro rata, so that you are only charged for the number of full months the SureIncome Option was in effect.

TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. In any event, the transfer fee will never be greater than $25. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE
For all of the contracts except the CONSULTANT SOLUTIONS SELECT, we may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 11. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 41 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

..   The Free Withdrawal Amount described above; or

..   Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

                               48     PROSPECTUS

If you have selected the CONSULTANT SOLUTIONS SELECT CONTRACT, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.

ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

..   the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..   withdrawals taken to satisfy IRS minimum distribution rules for the
    Contract; or

..   withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the CONSULTANT SOLUTIONS PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on all withdrawals taken under your Contract if the following conditions are satisfied:

1. you, or, if the Contract Owner is not a living person, the Annuitant, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must first enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital, and

3. Due proof of confinement is received by us prior to or at the time of, a request for a withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on all withdrawals under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation, and we receive due proof that you are or have been unemployed and that unemployment compensation has been received for at least thirty consecutive days prior to or at the time of the request for withdrawal.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the CONSULTANT SOLUTIONS SELECT.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or

                               49     PROSPECTUS
benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see page 13. We receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative services we provide to the Portfolios. We collect this compensation under agreement between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 51.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Option" on page 39.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless the SureIncome Withdrawal Benefit Option is currently attached to your Contract. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if the SureIncomeWithdrawal Benefit Option is currently attached to your Contract. See "SureIncome Withdrawal Benefit Option" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

                               50     PROSPECTUS

WRITTEN REQUESTS AND FORMS IN GOOD ORDER. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2.   An emergency exists as defined by the SEC, or

3.   The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 800-457-7617 for more information.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless the SureIncome Withdrawal Benefit Option is currently attached to your Contract. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS
--------------------------------------------------------------------------------

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value, adjusted by any applicable Market Value Adjustment and less applicable taxes, to an Income Plan. The first income payment may occur no sooner than 30 days after the Issue Date. The Payout Start Date must occur on or before the later of:

..   the youngest Annuitant's 99th birthday, or

..   the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below.

If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. On the Payout Start Date, the portion of the Contract Value in any Fixed Account Option, adjusted by any applicable Market Value Adjustment and less any applicable taxes, will be used to derive fixed income payments; the portion of the Contract Value in any Variable Sub-account, less any applicable taxes, will be used to derive variable income payments.

If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract

                               51     PROSPECTUS

Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

..   fixed income payments;

..   variable income payments; or

..   a combination of the two.

Partial annuitizations are not allowed. Your total Contract Value, adjusted by any applicable Market Value Adjustment, and less any applicable taxes, must be applied to your Income Plan(s) on the Payout Start Date.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2 may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may be 0 months, or range from 60 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may be 0 months, or range from 60 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will

                               52     PROSPECTUS
continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

..   You may request to modify the length of the Guaranteed Payment Period.
    Currently, we allow you to make this change once each Contract Year. We reserve the right to change this practice at any time without prior notice. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

..   You may request to change the frequency of your payments. We currently allow you to make this change once each Contract Year. We reserve the right to change this practice at any time without prior notice. Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period cannot be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("Withdrawal Value"), subject to a Payout Withdrawal Charge, by requesting a withdrawal ("Payout Withdrawal") in writing. For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

                               53     PROSPECTUS

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments have been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.
Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                                  Number of Complete Years Since We Received the Purchase
                                  Payment Being Withdrawn/Applicable Charge:
    CONTRACT:                      0      1      2      3      4      5     6     7    8+
    ---------------------------------------------------------------------------------------
    Consultant Solutions Classic    7%     7%     6%     5%     4%     3%   2%     0%  0%
    Consultant Solutions Plus     8.5%   8.5%   8.5%   7.5%   6.5%   5.5%   4%   2.5%  0%
    Consultant Solutions Elite      7%     6%     5%     0%     0%     0%   0%     0%  0%
    Consultant Solutions Select                     None

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

..   terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..   reduce the frequency of your payments so that each payment will be at least
    $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) company mortality experience or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and
(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 3% AIR will automatically apply. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The

                               54     PROSPECTUS
sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

..   The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

..   You must choose Income Plan 1 or 2 and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

..   You may apply the Income Protection Benefit Option to more than one Income
    Plan.

..   The AIR must be 3% for the Income Plan(s) that you wish to apply this benefit to.

..   You may only add the Income Protection Benefit Option on the Payout Start
    Date and, once added, the option cannot be cancelled.

..   You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

..   You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. Currently, the charge for this option is 0.50%. We may change the amount we charge, but it will not exceed 0.75%. Once the option is issued, we will not increase what we charge you for the benefit.

INVESTMENT REQUIREMENTS.

If you add the Income Protection Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-accounts, exclusion of certain Variable Sub-accounts, required minimum allocations to certain Variable Sub-accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to the Income Protection Benefit Option if it was added to your Contract prior to the implementation date of the change, except for changes made due to a change in Variable Sub-accounts available under the Contract.

When you add the Income Protection Benefit Option to your Contract, you must allocate to a model portfolio option the entire portion of your Contract Value allocated to the Variable Sub-accounts.

We currently offer one Model Portfolio Option; however, we may add more Model Portfolio Options in the future. Transfers made for purposes of adhering to your Model Portfolio Option will not count towards the number of free transfers you may make each Contract Year.

THE FOLLOWING TABLE SUMMARIZES THE MODEL PORTFOLIO OPTION CURRENTLY AVAILABLE FOR USE WITH THE INCOME PROTECTION BENEFIT OPTION:

*Model Portfolio Option 1

Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-account and return it to the percentage allocations for your Model Portfolio Option, using the percentage allocations as of your most recent instructions.

MODEL PORTFOLIO OPTION 1

You must allocate a certain percentage of the portion of your Contract Value allocated to the Variable

                               55     PROSPECTUS

Sub-accounts into each of three asset categories. You may choose the Variable Sub-accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Options 1 and Variable Sub-accounts available under each category:

                           MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
                                20% Category A
                                50% Category B
                                30% Category C
--------------------------------------------------------------------------------

CATEGORY A

Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account

                           MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------

CATEGORY B
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Legg Mason Western Asset Variable Global High Yield Bond - Class II Sub-Account MFS High Income - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. Government Securities, Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY C
Invesco V.I. Basic Value - Series II Sub-Account
Invesco V.I. Core Equity - Series II Sub-Account
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager/(SM)/ - Service Class 2 Sub-Account
Janus Aspen Series Overseas - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Perkins Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Legg Mason ClearBridge Variable Fundamental All Cap Value - Class II Sub-Account Legg Mason ClearBridge Variable Large Cap Value - Class II Sub-Account
MFS Investors Trust - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(1)/ Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Rydex SGI VT U.S. Long Short Momentum Sub-Account (formerly, Rydex SGI VT All-Cap Opportunity Sub-Account)
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck VIP Multi-Manager Alternatives Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
--------------------------------------------------------------------------------

(1)Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date:

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

..   adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

..   deducting any applicable taxes; and

..   applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

                               56     PROSPECTUS

DEATH PROCEEDS
Under certain conditions, described below, we will pay a death settlement ("DEATH PROCEEDS") for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. The Death Proceeds will not exceed the Contract Value plus $1 million. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" on page 51 for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

..   A certified copy of the death certificate;

..   A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

..   Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

..   If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "DEATH BENEFIT."

..   If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-accounts are subject to investment risk.

DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

..   MAV Death Benefit Option

..   Annual Increase Death Benefit Option

..   Enhanced Earnings Death Benefit Option

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the issue date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit options to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you want to add an option.

The "DEATH BENEFIT" is equal to the Enhanced Earnings Death Benefit (if selected) plus the greatest of:

..   The Contract Value;

..   The Settlement Value;

..   The ROP Death Benefit;

..   The MAV Death Benefit Option (if selected); or

..   The Annual Increase Death Benefit Option (if selected).

The "SETTLEMENT VALUE" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

   The sum of all purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The MAV Death Benefit Option is available only if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.50%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds" on page 57), the MAV Death Benefit is recalculated each

                               57     PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------
time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for CONSULTANT SOLUTIONS PLUS CONTRACTS).

..   Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

..   On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or Co-Annuitant, whichever occurs first, or, if the Contract is owned by a non-living person, the oldest Annuitant, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date through the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or Co-Annuitant, whichever occurs first, or, if the Contract is owned by a non-living person, the oldest Annuitant, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 61, and if the New Contract Owner is age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant. (After the 80th birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) and withdrawals); or

..   The date we next determine the Death Proceeds.

ANNUAL INCREASE DEATH BENEFIT OPTION.

The Annual Increase Death Benefit Option is only available if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.50%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Annual Increase Death Benefit is equal to the Contract Value. The Annual Increase Death Benefit, plus purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (may be 3% in certain states), subject to the "Cap" defined below. This accumulation will continue until the earlier of:

   (a) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or Co-Annuitant, whichever occurs first, or, if the Contract is owned by a non-living person, the oldest Annuitant; or

   (b) the date we determine the Death Proceeds.

After the 5% interest accumulation (may be 3% in certain states) ends, the Annual Increase Death Benefit will continue to be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Annual Increase Death Benefit immediately prior to the withdrawal.

The Annual Increase Death Benefit Cap is equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS
    PLUS CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made in the 12-month period immediately prior to the death of a Contract Owner or the Co-Annuitant, or, if the Contract is owned by a non-living person, an Annuitant; minus

..   Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

                               58     PROSPECTUS

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 63, and if the New Contract Owner is age 80 or younger on the date we determine the Death Proceeds, then the Annual Increase Death Benefit Option will continue. The amount of the Annual Increase Death Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (may be 3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant. (After the 80th birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant, the Annual Increase Death Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS)); or

..   The date we next determine the Death Proceeds.

ENHANCED EARNINGS DEATH BENEFIT OPTION.

The "ENHANCED EARNINGS DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

..   0.25%, if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 70 or younger on the Rider Application Date; and

..   0.40%, if the oldest Contract Owner or, if older, the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, is age 71 or older and age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Enhanced Earnings Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, at the time the Contract is continued.

If the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 70 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit is equal to the lesser of:

..   100% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit
    Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of a Contract Owner or Co-Annuitant, or, if the Contract is owned by a non-living person, an Annuitant); or

..   40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or, if older, the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, is age 71 or older and age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit is equal to the lesser of:

..   50% of "In-Force Premium" (excluding purchase payments (and Credit
    Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made after the Rider Date and during the twelve-month period immediately prior to the death of a Contract Owner or Co-Annuitant, or, if the Contract is owned by a non-living person, an Annuitant); or

..   25% of "In-Force Earnings"

calculated as of the date we determine the Death Proceeds.

In-Force Earnings are equal to the current Contract Value less In-Force
Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

In-Force Premium is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments, including any associated credit enhancements, made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix E for numerical examples that illustrate how the Enhanced Earnings Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 61, and if the New Contract Owner is younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit

                               59     PROSPECTUS
option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

..   The Rider Date will be changed to the date we determine the Death Proceeds;

..   The In-Force Premium is equal to the Contract Value as of the new Rider
    Date plus all purchase payments, including any associated credit enhancements, made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

..   The Enhanced Earnings Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, as of the new Rider Date.

..   The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, as of the new Rider Date.

If the Contract Owner's, Co-Annuitant's or Annuitant's age is misstated, the Enhanced Earnings Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN INVESTMENT ALTERNATIVES, RESTRICTIONS ON TRANSFERS TO AND FROM CERTAIN INVESTMENT ALTERNATIVES, AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   the date the Contract is terminated;

..   if, upon the death of the Contract Owner, the Contract is continued under
    Option D as described in the Death of Owner section on page 61, and the New Owner is older than age 80 (age 80 or older for the Enhanced Earnings Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

..   if the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

..   on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is a current Contract Owner;

..   on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is a current Annuitant; or

..   the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Enhanced Earnings Death Benefit at that time.

DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be the "New Contract Owners". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to each New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

                               60     PROSPECTUS

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

..   Over the life of the New Contract Owner; or

..   For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

..   Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the PIMCO Money Market Variable Sub-account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the PIMCO Money Market Variable Sub-account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may transfer all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

..   One year of the date of death;

..   The same calendar year as the date we receive the first Complete Request for Settlement; and

..   One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request

                               61     PROSPECTUS
for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

..   The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

..   The Contract Owner is a grantor trust established by a living person, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES

CATEGORY 1. If the Owner is a living person, the Contract will continue in the Accumulation Phase with a new Annuitant. The Contract Value will not be increased by any excess of the Death Proceeds over the Contract Value as of the date that we determine the value of the Death Proceeds.

The new Annuitant will be:

..   A person you name by written request, subject to the conditions described in the Annuitant section of this Contract; otherwise,

..   The youngest Owner; otherwise,

..   The youngest Beneficiary.

CATEGORY 2. If the Owner is a corporation, trust, or other non-living person, the Owner must choose between the following two options:

OPTION A.  The Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Owner may elect to receive the Contract Value payable within 5 years of the Annuitant's date of death. Under this Option, the excess, if any, of the Death Proceeds over the Contract Value, as of the date that we determine the value of the Death Proceeds, will be added to the Contract Value. Unless otherwise instructed by the Owner, this excess will be allocated to the PIMCO Money Market Variable Sub-account. During the 5 year period that follows the Annuitant's date of death, the Owner may exercise all rights as set forth in the Transfers section. Withdrawal Charges will be waived for any withdrawals made during this 5 year period, however, the amount withdrawal may be subject to a Market Value Adjustment.

No additional purchase payments may be added to the Contract under this section. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Plans, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Plan. Please refer to your Endorsement for IRA plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

..   The individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA.

..   The Contract Owner's spouse must be the sole Primary Beneficiary of the
    Contract and will be the named Co-Annuitant.

..   The Contract Owner must be age 90 or younger on the Rider Application Date;
    and the Co-Annuitant must be age 79 or younger on the Rider Application
    Date.

..   The option may only be added when we issue the Contract or within 6 months of the Contract Owner's marriage. We may require proof of marriage in a form satisfactory to us. Currently, you may not add the option to your Contract without

                               62     PROSPECTUS
  our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date and the "Death of Annuitant" provision of your Contract does not apply on the death of the Co-Annuitant.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for Options added on or after May 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after May 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time.

The option will terminate upon the date your written termination request is accepted by us or will terminate on the earliest of the following occurrences:

..   upon the death of the Co-Annuitant (as of the date we determine the Death
    Proceeds);

..   upon the death of the Contract Owner (as of the date we determine the Death
    Proceeds);

..   on the date the Contract is terminated;

..   on the Payout Start Date; or

..   on the date you change the beneficiary of the Contract and the change is accepted by us;

..   for options added on or after May 1, 2005, the Contract Owner may terminate the option upon the divorce of the Contract Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

..   for options added prior to May 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once the Option is terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

..   The Co-Annuitant must have been your legal spouse on the date of his or her death; and

..   Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

MORE INFORMATION
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LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is the issuer of the Contract. Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is P.O. Box 80469, Lincoln, Nebraska. Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois.

Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Variable Account and/or the Fixed Account.

Under our reinsurance agreement with Allstate Life, substantially all contract related transactions are transferred to Allstate Life and substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our financial statements. The amounts reflected in our financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreement. These assets represent our general account and are invested and managed by Allstate Life. While the reinsurance agreement provides

                               63     PROSPECTUS
us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with Allstate Life, the Company reinsures all reserve liabilities with Allstate Life except for variable contracts. The Company's variable Contract assets and liabilities are held in legally-segregated, unitized separate accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to Allstate Life.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business, including that of its subsidiary Lincoln Benefit. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT
Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Lincoln Benefit.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Variable Account is divided into Sub-accounts. The assets of each Sub-account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Sub-accounts or the Portfolios. Values allocated to the Variable Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

We have included additional information about the Variable Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-457-7617. We have reproduced the Table of Contents of the Statement of Additional Information on page 76.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the

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Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACTS
DISTRIBUTION. Contingent on regulatory approval, ALFS, Inc ("ALFS") is expected to merge into Allstate Distributors, LLC ("ADLLC"), effective April 29, 2011. At that time, ALFS will assign its rights and delegate its duties as principal underwriter to ADLLC. This change will have no effect on Lincoln Benefit's obligations to you under your Contract.

ADLLC located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ADLLC, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Contracts directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:
(1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and
(4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ADLLC paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Lincoln Benefit does not pay ADLLC a commission for distribution of the Contracts. ADLLC compensates its

                               65     PROSPECTUS

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representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2010, consisted of the following:
Keane BPO, LLC (administrative services) located at 625 North Michigan Avenue, Suite 1100, Chicago, IL 60611; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

..   maintenance of Contract Owner records;

..   Contract Owner services;

..   calculation of unit values;

..   maintenance of the Variable Account; and

..   preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL PROCEEDINGS
There are no pending legal proceedings affecting the Variable Account. Lincoln Benefit is engaged in routine lawsuits which, in our management's judgment, are not of material importance to the respective total assets or material with respect to the Variable Account.

LEGAL MATTERS
All matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Susan L. Lees, General Counsel of Lincoln Benefit.

                               66     PROSPECTUS

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TAXES
--------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Lincoln Benefit, and its operations form a part of Lincoln Benefit, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Lincoln Benefit believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Lincoln Benefit does not intend to make provisions for any such taxes. If Lincoln Benefit is taxed on investment income or capital gains of the Variable Account, then Lincoln Benefit may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..   the Contract Owner is a natural person,

..   the investments of the Variable Account are "adequately diversified"
    according to Treasury Department regulations, and

..   Lincoln Benefit is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and
(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract

                               67     PROSPECTUS
owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION
Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..   if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..   if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending

                               68     PROSPECTUS

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  beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..   if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

We administer certain spousal rights under the Contract and related tax reporting in accordance with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Contract is issued, we may offer certain spousal benefits to civil union couples or same-sex marriage spouses. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the Contract within the meaning of the tax law upon the death of the first partner under the Contract's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the Contract.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..   if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..   if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or becoming totally disabled,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made under an immediate annuity, or

..   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective June 30, 2008, a partial exchange, of a deferred annuity contract for another deferred annuity contract, will qualify for tax-deferral only if no amount is withdrawn or surrendered from either contract for a period of 12 months. The 12 month period begins on the date when exchange proceeds are treated as premiums paid for the recipient contract. Withdrawals from, annuitizations, taxable Owner or Annuitant changes, or surrenders of either contract within the 12 month period will retroactively negate the partial exchange, unless one of the following applies:

..   the contract owner is at least 59 1/2 or dies; or becomes totally disabled or obtains a divorce or suffers a loss of employment after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change, or surrender;

..   if the annuity is owned by an entity, the annuitant dies after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change or surrender;

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

..   the withdrawal is allocable to investment in the Contract before August 14,
    1982; or,

..   the annuity is a qualified funding asset within the meaning of Code section
    130(d).

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Lincoln Benefit is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non- resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..   Individual Retirement Annuities (IRAs) under Code Section 408(b);

..   Roth IRAs under Code Section 408A;

..   Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..   Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
    Section 408(p);

..   Tax Sheltered Annuities under Code Section 403(b);

..   Corporate and Self Employed Pension and Profit Sharing Plans under Code
    Section 401; and

..   State and Local Government and Tax-Exempt Organization Deferred
    Compensation Plans under Code Section 457.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Lincoln Benefit can issue an individual retirement

                               70     PROSPECTUS
annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Lincoln Benefit does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made to a beneficiary after the Contract Owner's death,

..   attributable to the Contract Owner being disabled, or

..   made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or total disability,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made after separation from service after age 55 (does not apply to IRAs),

..   made pursuant to an IRS levy,

..   made for certain medical expenses,

..   made to pay for health insurance premiums while unemployed (applies only for IRAs),

..   made for qualified higher education expenses (applies only for IRAs)

..   made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

                               71     PROSPECTUS

..   from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..   required minimum distributions, or,

..   a series of substantially equal periodic payments made over a period of at least 10 years, or,

..   a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..   hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Lincoln Benefit is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified

                               72     PROSPECTUS
charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

   (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

   (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

   (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses

                               73     PROSPECTUS

IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..   attains age 59 1/2,

..   severs employment,

..   dies,

..   becomes disabled, or

..   incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Lincoln Benefit no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

..   A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..   An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Lincoln Benefit no longer issues annuity contracts to 457 plans.

                               74     PROSPECTUS

ABOUT LINCOLN BENEFIT LIFE COMPANY
--------------------------------------------------------------------------------


Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The variable annuities described in this prospectus fall within the exemption provided under rule 12h-7. We rely on the exemption provided under rule 12h-7 and do not file reports under the Exchange Act.

                               75     PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
       ------------------------------------------------------------------
       THE CONTRACTS
       ------------------------------------------------------------------
       CALCULATION OF ACCUMULATION UNIT VALUES
       ------------------------------------------------------------------
       CALCULATION OF VARIABLE INCOME PAYMENTS
       ------------------------------------------------------------------

--------------------------------------------------------------------------------

                     GENERAL MATTERS
                     -------------------------------------
                     EXPERTS
                     -------------------------------------
                     FINANCIAL STATEMENTS
                     -------------------------------------
                     ACCUMULATION UNIT VALUES
                     -------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                               76     PROSPECTUS

APPENDIX A
CONTRACT COMPARISON CHART
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Feature                                               Classic                          Plus                   Elite
----------------------------------------------------------------------------------------------------------------------------
                                                                              up to 5% depending on
                                                                              issue age and amount of
Credit Enhancement                                     None                   purchase payments               None
----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense
Risk Charge
(Base Contract)                                        1.25%                           1.45%                  1.60%
----------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                                                               8.5/ 8.5/ 8.5/ 7.5/
(% of purchase payment)                         7/ 7/ 6/ 5/ 4/ 3/ 2               6.5/ 5.5/ 4/2.5            7/ 6/ 5
----------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                      Confinement, Terminal Illness,         Confinement, Terminal   Confinement, Terminal
Waivers                                Unemployment                           Illness, Unemployment   Illness, Unemployment

------------------------------------------------------------------------------------

Feature                                               Classic                 Select
------------------------------------------------------------------------------------


Credit Enhancement                                     None                   None
------------------------------------------------------------------------------------
Mortality and Expense
Risk Charge
(Base Contract)                                        1.25%                  1.70%
------------------------------------------------------------------------------------
Withdrawal Charge
(% of purchase payment)                         7/ 7/ 6/ 5/ 4/ 3/ 2           None
------------------------------------------------------------------------------------
Withdrawal Charge                      Confinement, Terminal Illness,
Waivers                                Unemployment                            N/A

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                          DCA Fixed Account Option*
              ---------------------------------------------------
                                Classic    Plus    Elite   Select
              ---------------------------------------------------
                                6-month  6-month  6-month   N/A
              Transfer Periods  ---------------------------------
                                12-month 12-month 12-month  N/A

                 Standard Fixed Account Option (not available in all states)**
-----------------------------------------------------------------------------------------------
                                                      Classic                 Plus Elite Select
-----------------------------------------------------------------------------------------------
                                                      1-year                  N/A   N/A   N/A
                                       --------------------------------------------------------
                                                        N/A                   N/A   N/A   N/A
Guarantee Periods                      --------------------------------------------------------
                                                        N/A                   N/A   N/A   N/A
                                       --------------------------------------------------------
                                                        N/A                   N/A   N/A   N/A

                      MVA Fixed Account Option (not available in all states)***
-----------------------------------------------------------------------------------------------------
                                                      Classic                  Plus    Elite  Select
-----------------------------------------------------------------------------------------------------
                                                      1-year                  1-year  1-year  1-year
                                       --------------------------------------------------------------
                                                      3-year                  3-year  3-year  3-year
                                       --------------------------------------------------------------
Guarantee Periods                                     5-year                  5-year  5-year  5-year
                                       --------------------------------------------------------------
                                                      7-year                  7-year  7-year  7-year
                                       --------------------------------------------------------------
                                                      10-year                 10-year 10-year 10-year

* At the time you allocate a purchase payment to the DCA Fixed Account Option, if you do not specify the term length over which the transfers are to take place, the default transfer period will be 6 months for the 6-month option and 12 months for the 12 month option.

** May be available only in states where the MVA Fixed Account Option is not offered.

*** Not available in states where the Standard Fixed Account Options are offered.

                               77     PROSPECTUS

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period for the week preceding the establishment of the Market
        Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the Market
        Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value
        Adjusted Fixed Guarantee Period Account, the date we determine the
        Death Proceeds, or the Payout Start Date, as the case may be ("Market
        Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted
        Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                           .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                     EXAMPLES OF MARKET VALUE ADJUSTMENT
     Purchase Payment:  $10,000 allocated to a Market Value Adjusted
                        Fixed Guarantee Period Account
     Guarantee Period:  5 years
     Interest Rate:     4.50%
     Full Withdrawal:   End of Contract Year 3
     Contract:          Consultant Solutions Classic*

              EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)
Step 1: Calculate Contract Value at    =   $10,000.00 X (1.045)/3/ =
 End of Contract Year 3:                   $11,411.66
Step 2: Calculate the Free Withdrawal  =   .15 X $10,000 = $1,500
 Amount:
Step 3: Calculate the Withdrawal       =   .06 X ($10,000 - $1,500) = $510
 Charge:
Step 4: Calculate the Market Value     I   =   4.50%
 Adjustment:
                                       J   =   4.20%
                                               730 DAYS
                                       N   =   _________  = 2
                                               365 DAYS
                                       Market Value Adjustment Factor: .9 X
                                       [I - (J + .0025)] X N
                                       =   .9 X [.045 - (.042 + .0025)] X 2
                                           = .0009
                                       Market Value Adjustment = Market
                                       Value Adjustment Factor X Amount
                                       Subject To Market Value Adjustment:
                                       =   .0009 X $11,411.66 = $10.27
Step 5: Calculate the amount received  =   $11,411.66 - $510 + $10.27 =
    by Contract owner as a result of       $10,911.93
     full withdrawal at the end of
    Contract Year 3:

                               78     PROSPECTUS

                EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1: Calculate Contract Value at    =   $10,000.00 X (1.045)/3/ =
 End of Contract Year 3:                   $11,411.66
Step 2: Calculate the Free Withdrawal  =   .15 X $10,000 = $1,500
 Amount:
Step 3: Calculate the Withdrawal       =   .06 X ($10,000 - $1,500) = $510
 Charge:
Step 4: Calculate the Market Value     I   =   4.50%
 Adjustment:
                                       J   =   4.80%
                                               730 DAYS
                                       N   =   _________  = 2
                                               365 DAYS
                                       Market Value Adjustment Factor: .9 X
                                       [I - (J + .0025)] X N
                                       =   .9 X [(.045 - (.048 + .0025)] X
                                           (2) = -.0099
                                       Market Value Adjustment = Market
                                       Value Adjustment Factor X Amount
                                       Subject To Market Value Adjustment:
                                       =   -.0099 X $11,411.66 = -($112.98)
Step 5: Calculate the amount received  =   $11,411.66 - $510 - $112.98 =
    by Contract owner as a result of       $10,788.68
     full withdrawal at the end of
    Contract Year 3:

* These examples assume the election of the CONSULTANT SOLUTIONS CLASSIC CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under CONSULTANT SOLUTIONS PLUS, CONSULTANT SOLUTIONS ELITE CONTRACTS, and CONSULTANT SOLUTIONS SELECT CONTRACTS which have different expenses and withdrawal charges.

                               79     PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

       Adjusted age of Annuitant on the Payout Start Date:   65
       -----------------------------------------------------------------
       Sex of Annuitant:                                     male
       -----------------------------------------------------------------
       Income Plan selected:                                 1
       -----------------------------------------------------------------
       Payment frequency:                                    monthly
       -----------------------------------------------------------------
       Amount applied to variable income payments under the
       Income Plan:                                          $100,000.00
       -----------------------------------------------------------------

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:                     3%
--------------------------------------------------------------------------------------------
Guaranteed minimum variable income payment:  85% of the initial variable amount income value
--------------------------------------------------------------------------------------------

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

                               80     PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000 (For CONSULTANT SOLUTIONS PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90)).

                                                                                Death Benefit Amount
                                                                  ------------------------------------------------
                                                                                                      Annual
                                                                      ROP Value                  Increase Value**
                                                                  -----------------              -----------------
                                                                  Classic,                       Classic,
                             Beginning                 Contract     Elite             Maximum      Elite
              Type of         Contract  Transaction  Value After     And            Anniversary     And
 Date        Occurrence        Value       Amount     Occurrence   Select    Plus      Value      Select    Plus
------------------------------------------------------------------------------------------------------------------
1/1/06  Contract Anniversary $   55,000            _ $     55,000 $  50,000 $52,000 $     55,000 $  52,500 $54,600
------------------------------------------------------------------------------------------------------------------
7/1/06   Partial Withdrawal  $   60,000 $     15,000 $     45,000 $  37,500 $39,000 $     41,250 $  40,339 $41,953
------------------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

                                                                                                        Classic, Elite and Select
----------------------------------------------------------------------------------------------------------------------------------
ROP DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)                $15,000
----------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)                $60,000
----------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                         (c)                $50,000
----------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)           $12,500
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                           $37,500
----------------------------------------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)                $15,000
----------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)                $60,000
----------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                         (c)                $55,000
----------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)           $13,750
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                           $41,250
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL INCREASE DEATH BENEFIT**
----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)                $15,000
----------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)                $60,000
----------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days
worth of interest on $52,500 and $54,600, respectively)                                       (c)                $53,786
----------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)           $13,446
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                           $40,339
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Plus
------------------------------------------------------------------------------------------------
ROP DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                    $52,000
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,000
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $39,000
------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                    $55,000
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,750
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $41,250
------------------------------------------------------------------------------------------------

ANNUAL INCREASE DEATH BENEFIT**
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days
worth of interest on $52,500 and $54,600, respectively)                                  $55,937
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,984
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $41,953
------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Annual Increase Death Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. There may be certain states in which the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

                               81     PROSPECTUS

APPENDIX E
CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Enhanced Earnings Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Enhanced Earnings Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Lincoln Benefit receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

 Excess of Earnings Withdrawals                     =   $0
 Purchase Payments in the 12 months prior to death  =   $0
 In-Force Premium                                   =   $100,000
                                                        ($100,000 + $0 - $0)
 In-Force Earnings                                  =   $25,000
                                                        ($125,000 - $100,000)
 ENHANCED EARNINGS DEATH BENEFIT**                  =   40%*$25,000 = $10,000

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner or Co-Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Lincoln Benefit receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     =   $5,000
                                                       ($10,000 - $5,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $95,000
                                                       ($100,000 + $0 - $5,000)
In-Force Earnings                                  =   $19,000
                                                       ($114,000 - $95,000)
ENHANCED EARNINGS DEATH BENEFIT**                  =   40%*$19,000 = $7,600

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner or Co-Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume there is no Co-Annuitant and that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Enhanced Earnings Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years

                               82     PROSPECTUS
later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Lincoln Benefit receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     =   $30,000
                                                       ($50,000 - $20,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $120,000
                                                       ($110,000 + $40,000 - $30,000)
In-Force Earnings                                  =   $20,000
                                                       ($140,000 - $120,000)
ENHANCED EARNINGS DEATH BENEFIT**                  =   25%*$20,000 = $5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner had been age 70 or younger on the Rider
  Application Date, the Enhanced Earnings Death Benefit would be 40% of the In-Force Earnings ($8,000.00).

EXAMPLE 4: SPOUSAL CONTINUATION:

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Enhanced Earnings Death Benefit Option and MAV Death Benefit Option. In this example, assume that there is no Co-Annuitant and that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Enhanced Earnings Death Benefit Option but without any other option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

 Excess of Earnings Withdrawals                     =   $0
 Purchase Payments in the 12 months prior to death  =   $0
 In-Force Premium                                   =   $100,000
                                                        ($100,000 + $0 - $0)
 In-Force Earnings                                  =   $50,000
                                                        ($150,000 - $100,000)
 ENHANCED EARNINGS DEATH BENEFIT**                  =   40%*$50,000 = $20,000
 Contract Value                                     =   $150,000
 Death Benefit                                      =   $160,000
 Enhanced Earnings Death Benefit                    =   $20,000
 Continuing Contract Value                          =   $180,000
                                                        ($160,000 + $20,000)

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Enhanced Earnings Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Enhanced Earnings Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Enhanced Earnings Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner had been over age 70 , and both were age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

                               83     PROSPECTUS

APPENDIX F
WITHDRAWAL ADJUSTMENT EXAMPLE - ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

Rider Date: January 1, 2007

Initial Purchase Payment: $50,000 (For CONSULTANT SOLUTIONS PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

Initial Benefit Base: $50,000 for CONSULTANT SOLUTIONS CLASSIC, ELITE AND SELECT CONTRACTS, $52,000 for CONSULTANT SOLUTIONS PLUS CONTRACTS (assuming issue age 85 or younger)

                                                                                    Benefit Base
                                                                               -----------------------
                                   Beginning    Transaction   Contract Value   Classic, Elite
  Date     Type of Occurrence   Contract Value     Amount    After Occurrence    and Select     Plus
------------------------------------------------------------------------------------------------------
1/1/2008  Contract Anniversary  $        55,000            _ $          55,000 $        50,000 $52,000
------------------------------------------------------------------------------------------------------
7/1/2008   Partial Withdrawal   $        60,000 $     15,000 $          45,000 $        37,500 $39,000
------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

                                                                              Classic, Elite and Select  Plus
---------------------------------------------------------------------------------------------------------------
BENEFIT BASE
---------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                           (a)                $15,000          $15,000
---------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal              (b)                $60,000          $60,000
---------------------------------------------------------------------------------------------------------------
Value of Benefit Base Immediately Prior to Partial Withdrawal       (c)                $50,000          $52,000
---------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                          [(a)/(b)]*(c)           $12,500          $13,000
---------------------------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                                  $37,500          $39,000
---------------------------------------------------------------------------------------------------------------

* For the purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under CONSULTANT SOLUTIONS PLUS CONTRACTS. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

                               84     PROSPECTUS

APPENDIX G - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase a Consultant Solutions contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000 - $25,000)) = $8,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% x ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of $40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

                               85     PROSPECTUS

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

                               86     PROSPECTUS

APPENDIX H - ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix H presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit values for each Contract. Please contract us at 800-457-7617 to obtain a copy of the Statement of Additional Information.

The LBL Consultant Solutions Classic, Elite, Plus and Select Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on February 2, 2004, except for the Premier VIT OpCap Balanced Sub-Account which was first offered under the Contracts on April 30, 2004; and the Janus Aspen Perkins Small Company Value Portfolio - Service Shares Sub-Account and Oppenheimer Small- & Mid-Cap Growth Fund/VA - Service Shares Sub-Account which were first offered under the Contracts on May 1, 2005; and the Invesco V.I. Core Equity - Series II Sub-Account which was first offered under the Contracts on May 1, 2006; and the Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio - Class I Shares Sub-Account and Legg Mason ClearBridge Variable Large Cap Value Portfolio - Class I Shares Sub-Account which were first offered under the Contracts on April 27, 2007 and Janus Aspen Overseas Portfolio - Service Share Sub-Account which was first offered under the Contracts on April 30, 2008.

The name of the following Sub-Accounts changed since December 31, 2010. The name shown in the tables of Accumulation Units correspond to the name of the Sub-Accounts as of December 31, 2010.

  SUB-ACCOUNT NAME AS OF DECEMBER 31,
   2010 (AS APPEARS IN THE FOLLOWING
  TABLES OF ACCUMULATION UNIT VALUES)    SUB-ACCOUNT NAME AS OF MAY 1, 2011
 -----------------------------------------------------------------------------
 UIF Capital Growth, Class II
 Sub-Account                            UIF Growth, Class II Sub-Account
 Invesco Van Kampen V.I. Government,    Invesco V.I. Government Securities,
 Series II Sub-Account                  Series II Sub-Account
 Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small- &
 Fund(R)/VA - Service Shares            Mid-Cap Fund(R)/VA - Service Shares

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                   2004       $10.000      $10.219       23,051
                                                   2005       $10.219      $11.509       74,712
                                                   2006       $11.509      $13.506      132,966
                                                   2007       $13.506      $17.746      141,537
                                                   2008       $17.746       $9.582      106,723
                                                   2009        $9.582      $14.244      103,782
                                                   2010       $14.244      $15.967       81,615
-------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                   2004       $10.000      $10.103      121,781
                                                   2005       $10.103      $11.134      212,340
                                                   2006       $11.134      $11.523      222,959
                                                   2007       $11.523      $13.598      210,459
                                                   2008       $13.598       $7.204      237,432
                                                   2009        $7.204      $10.465      192,485
                                                   2010       $10.465      $11.656      149,608

                               87     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.628       94,790
                                                           2005       $10.628      $11.485      210,380
                                                           2006       $11.485      $12.450      308,342
                                                           2007       $12.450      $16.122      291,878
                                                           2008       $16.122       $6.605      291,655
                                                           2009        $6.605       $9.859      287,119
                                                           2010        $9.859      $11.562      207,809
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.217       56,932
                                                           2005       $10.217      $10.460      111,219
                                                           2006       $10.460      $11.056      134,814
                                                           2007       $11.056      $12.561      148,955
                                                           2008       $12.561       $8.809      146,295
                                                           2009        $8.809      $11.190      119,875
                                                           2010       $11.190      $12.580      112,596
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.389      105,161
                                                           2005       $11.389      $13.106      523,173
                                                           2006       $13.106      $14.408      891,858
                                                           2007       $14.408      $16.672      862,174
                                                           2008       $16.672       $9.425      782,708
                                                           2009        $9.425      $12.596      702,455
                                                           2010       $12.596      $14.529      608,058
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.840      248,175
                                                           2005       $10.840      $11.290      457,976
                                                           2006       $11.290      $13.358      699,045
                                                           2007       $13.358      $13.344      675,449
                                                           2008       $13.344       $7.528      651,012
                                                           2009        $7.528       $9.646      556,829
                                                           2010        $9.646      $10.935      507,555
---------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000       $9.809      193,118
                                                           2005        $9.809      $10.209      307,319
                                                           2006       $10.209      $10.734      362,183
                                                           2007       $10.734      $13.411      341,543
                                                           2008       $13.411       $6.971      316,734
                                                           2009        $6.971       $8.800      268,644
                                                           2010        $8.800      $10.752      234,521

                               88     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.668       306,038
                                                                   2005       $10.668      $11.004       812,899
                                                                   2006       $11.004      $12.532     1,175,182
                                                                   2007       $12.532      $13.002     1,100,162
                                                                   2008       $13.002       $8.060     1,084,831
                                                                   2009        $8.060      $10.043       981,330
                                                                   2010       $10.043      $11.366       794,035
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.215       172,370
                                                                   2005       $10.215      $10.269       496,639
                                                                   2006       $10.269      $10.549       806,750
                                                                   2007       $10.549      $10.831       811,904
                                                                   2008       $10.831      $10.315       588,837
                                                                   2009       $10.315      $11.750       550,819
                                                                   2010       $11.750      $12.466       526,200
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.965       319,746
                                                                   2005        $9.965      $10.104       913,007
                                                                   2006       $10.104      $10.429     1,383,659
                                                                   2007       $10.429      $10.797     1,358,656
                                                                   2008       $10.797      $10.946     1,573,766
                                                                   2009       $10.946      $10.850     1,408,990
                                                                   2010       $10.850      $10.711     1,056,049
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.931        72,197
                                                                   2005       $10.931      $12.810       311,381
                                                                   2006       $12.810      $14.883       762,307
                                                                   2007       $14.883      $17.185       776,150
                                                                   2008       $17.185       $9.500       781,458
                                                                   2009        $9.500      $11.829       694,356
                                                                   2010       $11.829      $13.167       617,998
-----------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                                   2004       $10.000      $10.745       132,216
                                                                   2005       $10.745      $11.176       223,522
                                                                   2006       $11.176      $12.452       287,925
                                                                   2007       $12.452      $12.451       280,725
                                                                   2008       $12.451       $5.907       303,579
                                                                   2009        $5.907       $8.610       262,919
                                                                   2010        $8.610       $9.083       213,414

                               89     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                                     2004       $10.000      $10.303       25,665
                                                                     2005       $10.303      $11.036       50,990
                                                                     2006       $11.036      $11.547       61,199
                                                                     2007       $11.547      $12.727       56,382
                                                                     2008       $12.727       $7.203       52,348
                                                                     2009        $7.203       $8.578       42,532
                                                                     2010        $8.578       $9.749       34,260
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                                     2006       $10.000      $10.800      173,314
                                                                     2007       $10.800      $11.493      185,437
                                                                     2008       $11.493       $7.900      185,880
                                                                     2009        $7.900       $9.974      159,397
                                                                     2010        $9.974      $10.749      157,890
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                                     2004       $10.000      $10.989      110,892
                                                                     2005       $10.989      $11.629      253,522
                                                                     2006       $11.629      $12.732      405,969
                                                                     2007       $12.732      $13.725      387,292
                                                                     2008       $13.725       $9.656      323,756
                                                                     2009        $9.656      $12.370      277,636
                                                                     2010       $12.370      $13.885      245,585
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                                     2004       $10.000      $10.187       63,788
                                                                     2005       $10.187      $10.379      164,577
                                                                     2006       $10.379      $10.558      182,914
                                                                     2007       $10.558      $11.145      211,170
                                                                     2008       $11.145      $11.161      357,895
                                                                     2009       $11.161      $11.105      185,515
                                                                     2010       $11.105      $11.491      165,810
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.083      135,175
                                                                     2005       $11.083      $11.996      493,860
                                                                     2006       $11.996      $13.725      824,335
                                                                     2007       $13.725      $13.881      783,069
                                                                     2008       $13.881       $9.283      680,370
                                                                     2009        $9.283      $11.365      614,322
                                                                     2010       $11.365      $12.579      526,375

                               90     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.112       25,709
                                                                       2005       $11.112      $12.180       47,131
                                                                       2006       $12.180      $12.608       54,285
                                                                       2007       $12.608      $14.626       48,758
                                                                       2008       $14.626       $7.671       44,989
                                                                       2009        $7.671      $11.833       35,133
                                                                       2010       $11.833      $14.857       45,521
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $7.074      105,650
                                                                       2009        $7.074      $12.496      123,025
                                                                       2010       $12.496      $15.411      123,784
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.303       68,978
                                                                       2005       $11.303      $12.266      356,713
                                                                       2006       $12.266      $13.924      564,227
                                                                       2007       $13.924      $14.720      539,843
                                                                       2008       $14.720      $10.470      471,189
                                                                       2009       $10.470      $13.729      408,012
                                                                       2010       $13.729      $15.625      316,553
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.974       77,386
                                                                       2006       $10.974      $13.193      178,295
                                                                       2007       $13.193      $12.219      196,175
                                                                       2008       $12.219       $7.724      180,098
                                                                       2009        $7.724       $7.321            0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.625       54,585
                                                                       2005       $10.625      $11.285      153,996
                                                                       2006       $11.285      $12.292      242,446
                                                                       2007       $12.292      $13.373      234,531
                                                                       2008       $13.373      $11.074      193,608
                                                                       2009       $11.074      $13.719      209,853
                                                                       2010       $13.719      $14.633      179,215
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.317       32,940
                                                                       2005       $11.317      $11.861      115,107
                                                                       2006       $11.861      $13.814      165,929
                                                                       2007       $13.814      $16.114      179,041
                                                                       2008       $16.114      $15.166            0

                               91     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                        2004       $10.000      $11.491       14,808
                                                                        2005       $11.491      $12.759       76,819
                                                                        2006       $12.759      $13.735      168,017
                                                                        2007       $13.735      $18.512      143,770
                                                                        2008       $18.512      $10.170      144,900
                                                                        2009       $10.170      $14.650      134,229
                                                                        2010       $14.650      $15.388      118,575
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                        2004       $10.000      $11.339       39,658
                                                                        2005       $11.339      $12.407      125,616
                                                                        2006       $12.407      $13.558      164,908
                                                                        2007       $13.558      $14.194      134,550
                                                                        2008       $14.194       $8.928      125,288
                                                                        2009        $8.928      $10.793      103,124
                                                                        2010       $10.793      $11.587            0
----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                        2007       $10.000       $9.509       48,073
                                                                        2008        $9.509       $5.949       43,169
                                                                        2009        $5.949       $7.592       39,260
                                                                        2010        $7.592       $8.733       32,930
----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                        2007       $10.000       $9.749       96,362
                                                                        2008        $9.749       $6.191       93,685
                                                                        2009        $6.191       $7.604       79,400
                                                                        2010        $7.604       $8.211       60,894
----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND
 PORTFOLIO--CLASS II SHARES
                                                                        2004       $10.000      $10.871      168,236
                                                                        2005       $10.871      $11.105      465,661
                                                                        2006       $11.105      $12.089      703,308
                                                                        2007       $12.089      $11.885      698,823
                                                                        2008       $11.885       $8.104      589,498
                                                                        2009        $8.104      $12.379      454,032
                                                                        2010       $12.379      $14.007      377,768

                               92     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.652      105,366
                                                      2005       $10.652      $10.724      209,209
                                                      2006       $10.724      $11.637      238,258
                                                      2007       $11.637      $11.655      216,819
                                                      2008       $11.655       $8.202      178,367
                                                      2009        $8.202      $11.751      144,690
                                                      2010       $11.751      $13.261      136,106
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.471       19,040
                                                      2005       $10.471      $10.767      229,340
                                                      2006       $10.767      $11.398      467,604
                                                      2007       $11.398      $12.483      434,299
                                                      2008       $12.483       $7.760      408,811
                                                      2009        $7.760      $10.648      318,596
                                                      2010       $10.648      $11.781      265,360
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.810        9,814
                                                      2005       $10.810      $11.413       32,676
                                                      2006       $11.413      $12.689       38,786
                                                      2007       $12.689      $13.772       40,966
                                                      2008       $13.772       $9.068       32,809
                                                      2009        $9.068      $11.322       33,920
                                                      2010       $11.322      $12.384       28,628
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.945       40,927
                                                      2005        $9.945      $10.304       92,908
                                                      2006       $10.304      $11.480      113,307
                                                      2007       $11.480      $11.579      100,633
                                                      2008       $11.579       $6.908       87,061
                                                      2009        $6.908      $11.103       91,123
                                                      2010       $11.103      $14.890      131,452
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.783      128,035
                                                      2005       $10.783      $10.914      326,074
                                                      2006       $10.914      $12.019      375,040
                                                      2007       $12.019      $12.323      335,392
                                                      2008       $12.323       $9.443      283,876
                                                      2009        $9.443      $10.966      279,887
                                                      2010       $10.966      $11.860      248,952

                               93     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.175       45,846
                                                                 2005       $11.175      $11.737      129,930
                                                                 2006       $11.737      $13.954      194,233
                                                                 2007       $13.954      $14.810      188,327
                                                                 2008       $14.810       $9.826      163,225
                                                                 2009        $9.826      $11.869      120,920
                                                                 2010       $11.869      $13.023       95,563
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.390      123,098
                                                                 2005       $11.390      $12.817      340,222
                                                                 2006       $12.817      $14.840      463,678
                                                                 2007       $14.840      $15.529      425,468
                                                                 2008       $15.529       $9.141      339,967
                                                                 2009        $9.141      $12.566      318,882
                                                                 2010       $12.566      $14.343      214,515
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.324      138,676
                                                                 2005       $11.324      $12.256      457,975
                                                                 2006       $12.256      $13.864      760,414
                                                                 2007       $13.864      $13.485      690,006
                                                                 2008       $13.485       $8.247      595,786
                                                                 2009        $8.247      $11.137      488,782
                                                                 2010       $11.137      $13.520      394,097
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.723       26,917
                                                                 2006       $11.723      $11.877       87,641
                                                                 2007       $11.877      $12.423       90,045
                                                                 2008       $12.423       $6.224       86,645
                                                                 2009        $6.224       $8.121       82,002
                                                                 2010        $8.121      $10.188       73,066
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.382       75,187
                                                                 2005       $10.382      $10.769      276,055
                                                                 2006       $10.769      $10.857      508,415
                                                                 2007       $10.857      $11.099      482,258
                                                                 2008       $11.099      $10.688      356,974
                                                                 2009       $10.688      $12.192      328,033
                                                                 2010       $12.192      $13.050      307,466

                               94     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.959       167,490
                                                             2005        $9.959      $10.096       325,748
                                                             2006       $10.096      $10.420       459,580
                                                             2007       $10.420      $10.781       401,905
                                                             2008       $10.781      $10.875       447,414
                                                             2009       $10.875      $10.740       560,031
                                                             2010       $10.740      $10.600       537,780
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.596       206,384
                                                             2005       $10.596      $10.671       648,012
                                                             2006       $10.671      $10.602       937,569
                                                             2007       $10.602      $11.576       902,299
                                                             2008       $11.576      $10.615       928,688
                                                             2009       $10.615      $12.398       713,734
                                                             2010       $12.398      $13.223       615,212
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.283       249,949
                                                             2005       $10.283      $10.392       653,328
                                                             2006       $10.392      $10.647     1,083,265
                                                             2007       $10.647      $11.424     1,062,806
                                                             2008       $11.424      $11.812       823,099
                                                             2009       $11.812      $13.293       875,022
                                                             2010       $13.293      $14.178       871,323
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.805        38,773
                                                             2005       $10.805      $10.951        61,072
                                                             2006       $10.951      $11.970        86,922
                                                             2007       $11.970      $11.284        76,705
                                                             2008       $11.284       $7.661        66,388
                                                             2009        $7.661       $7.391             0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.229       121,721
                                                             2005       $11.229      $10.576       203,935
                                                             2006       $10.576      $11.620       218,567
                                                             2007       $11.620      $12.187       170,119
                                                             2008       $12.187      $11.013             0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.599        15,602
                                                             2005       $10.599      $11.890        56,294
                                                             2006       $11.890      $13.065        91,432
                                                             2007       $13.065      $15.819        78,479
                                                             2008       $15.819       $9.249        92,524
                                                             2009        $9.249      $11.614        80,586
                                                             2010       $11.614      $12.741        74,184

                               95     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.490        74,071
                                                        2005       $10.490      $10.932       438,125
                                                        2006       $10.932      $11.791       846,349
                                                        2007       $11.791      $13.084       814,281
                                                        2008       $13.084       $7.402       830,392
                                                        2009        $7.402      $10.354       670,845
                                                        2010       $10.354      $11.848       550,687
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $11.106       299,734
                                                        2005       $11.106      $11.361       948,390
                                                        2006       $11.361      $13.299     1,402,991
                                                        2007       $13.299      $13.516     1,333,577
                                                        2008       $13.516       $8.498     1,156,148
                                                        2009        $8.498      $10.500       989,299
                                                        2010       $10.500      $11.885       793,746
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.383        14,496
                                                        2005       $10.383      $11.829        58,864
                                                        2006       $11.829      $12.114        88,585
                                                        2007       $12.114      $14.539        86,678
                                                        2008       $14.539       $7.265        87,977
                                                        2009        $7.265      $11.835        73,057
                                                        2010       $11.835      $14.316        71,085
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.853       241,544
                                                        2005       $12.853      $14.804       448,864
                                                        2006       $14.804      $20.106       695,926
                                                        2007       $20.106      $16.407       515,759
                                                        2008       $16.407      $10.026       445,861
                                                        2009       $10.026      $12.709       374,792
                                                        2010       $12.709      $16.239       303,954
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $12.106        13,596
                                                        2005       $12.106      $15.764        76,101
                                                        2006       $15.764      $21.694       140,010
                                                        2007       $21.694      $29.449       151,951
                                                        2008       $29.449      $10.231        88,994
                                                        2009       $10.231      $21.517       153,256
                                                        2010       $21.517      $26.924       141,498

                               96     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.25

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.455       25,156
                                                                        2005       $12.455      $18.637       98,493
                                                                        2006       $18.637      $22.889      151,158
                                                                        2007       $22.889      $32.819      197,678
                                                                        2008       $32.819      $17.442       80,392
                                                                        2009       $17.442      $27.106      126,577
                                                                        2010       $27.106      $34.558       69,632
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.917       33,863
                                                                        2005        $9.917       $9.804       58,131
                                                                        2006        $9.804      $10.509       63,097
                                                                        2007       $10.509      $10.787       68,791
                                                                        2008       $10.787       $9.247      106,076
                                                                        2009        $9.247      $10.387      101,362
                                                                        2010       $10.387      $10.757       99,575

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.10%.

                               97     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.134           0
                                                           2005       $10.134      $11.309           0
                                                           2006       $11.309      $13.152           0
                                                           2007       $13.152      $17.121           0
                                                           2008       $17.121       $9.160           0
                                                           2009        $9.160      $13.493           0
                                                           2010       $13.493      $14.987           0
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.019           0
                                                           2005       $10.019      $10.942           0
                                                           2006       $10.942      $11.220           0
                                                           2007       $11.220      $13.120           0
                                                           2008       $13.120       $6.887           0
                                                           2009        $6.887       $9.913           0
                                                           2010        $9.913      $10.941           0
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.539           0
                                                           2005       $10.539      $11.286           0
                                                           2006       $11.286      $12.123           0
                                                           2007       $12.123      $15.555           0
                                                           2008       $15.555       $6.314      18,946
                                                           2009        $6.314       $9.339      18,946
                                                           2010        $9.339      $10.853           0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.132           0
                                                           2005       $10.132      $10.279           0
                                                           2006       $10.279      $10.765           0
                                                           2007       $10.765      $12.119           0
                                                           2008       $12.119       $8.421         109
                                                           2009        $8.421      $10.600         109
                                                           2010       $10.600      $11.808         108
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.295           0
                                                           2005       $11.295      $12.880         303
                                                           2006       $12.880      $14.030         292
                                                           2007       $14.030      $16.085         280
                                                           2008       $16.085       $9.010       1,763
                                                           2009        $9.010      $11.932       1,704
                                                           2010       $11.932      $13.638       1,549
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.750           0
                                                           2005       $10.750      $11.095           0
                                                           2006       $11.095      $13.007           0
                                                           2007       $13.007      $12.875           0
                                                           2008       $12.875       $7.197       8,417
                                                           2009        $7.197       $9.137       8,329
                                                           2010        $9.137      $10.264       7,490

                               98     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.727           0
                                                                   2005        $9.727      $10.032           0
                                                                   2006       $10.032      $10.452           0
                                                                   2007       $10.452      $12.939           0
                                                                   2008       $12.939       $6.664           0
                                                                   2009        $6.664       $8.336           0
                                                                   2010        $8.336      $10.092           0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.579           0
                                                                   2005       $10.579      $10.813           0
                                                                   2006       $10.813      $12.202           0
                                                                   2007       $12.202      $12.544           0
                                                                   2008       $12.544       $7.705       1,127
                                                                   2009        $7.705       $9.513       1,113
                                                                   2010        $9.513      $10.669       1,102
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.130           0
                                                                   2005       $10.130      $10.091           0
                                                                   2006       $10.091      $10.272           0
                                                                   2007       $10.272      $10.450           0
                                                                   2008       $10.450       $9.861       2,057
                                                                   2009        $9.861      $11.131       2,068
                                                                   2010       $11.131      $11.702       1,842
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.882           0
                                                                   2005        $9.882       $9.929           0
                                                                   2006        $9.929      $10.155           0
                                                                   2007       $10.155      $10.417           0
                                                                   2008       $10.417      $10.465       3,763
                                                                   2009       $10.465      $10.278       4,430
                                                                   2010       $10.278      $10.054       4,467
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.840           0
                                                                   2005       $10.840      $12.588           0
                                                                   2006       $12.588      $14.492           0
                                                                   2007       $14.492      $16.580           0
                                                                   2008       $16.580       $9.082       1,097
                                                                   2009        $9.082      $11.205       1,129
                                                                   2010       $11.205      $12.359       1,004

                               99     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.656           0
                                                              2005       $10.656      $10.982           0
                                                              2006       $10.982      $12.125           0
                                                              2007       $12.125      $12.013           0
                                                              2008       $12.013       $5.647       1,098
                                                              2009        $5.647       $8.155       1,086
                                                              2010        $8.155       $8.526       1,087
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.217           0
                                                              2005       $10.217      $10.845           0
                                                              2006       $10.845      $11.244           0
                                                              2007       $11.244      $12.279           0
                                                              2008       $12.279       $6.886           0
                                                              2009        $6.886       $8.126           0
                                                              2010        $8.126       $9.151           0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.734           0
                                                              2007       $10.734      $11.317           0
                                                              2008       $11.317       $7.708           0
                                                              2009        $7.708       $9.643           0
                                                              2010        $9.643      $10.298           0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.897           0
                                                              2005       $10.897      $11.427           0
                                                              2006       $11.427      $12.398           0
                                                              2007       $12.398      $13.242           0
                                                              2008       $13.242       $9.231       1,270
                                                              2009        $9.231      $11.718       1,268
                                                              2010       $11.718      $13.032       1,264
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.103           0
                                                              2005       $10.103      $10.200           0
                                                              2006       $10.200      $10.281           0
                                                              2007       $10.281      $10.753           0
                                                              2008       $10.753      $10.670         267
                                                              2009       $10.670      $10.520         267
                                                              2010       $10.520      $10.786         267

                              100     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.991           0
                                                                       2005       $10.991      $11.789           0
                                                                       2006       $11.789      $13.365           0
                                                                       2007       $13.365      $13.392           0
                                                                       2008       $13.392       $8.874       6,338
                                                                       2009        $8.874      $10.766       6,552
                                                                       2010       $10.766      $11.807       5,971
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.019           0
                                                                       2005       $11.019      $11.969           0
                                                                       2006       $11.969      $12.277           0
                                                                       2007       $12.277      $14.111           0
                                                                       2008       $14.111       $7.333           0
                                                                       2009        $7.333      $11.209           0
                                                                       2010       $11.209      $13.945           0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $6.762           0
                                                                       2009        $6.762      $11.837           0
                                                                       2010       $11.837      $14.465           0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.209           0
                                                                       2005       $11.209      $12.053         577
                                                                       2006       $12.053      $13.558         565
                                                                       2007       $13.558      $14.202         531
                                                                       2008       $14.202      $10.009         547
                                                                       2009       $10.009      $13.005         521
                                                                       2010       $13.005      $14.666         506
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.906           0
                                                                       2006       $10.906      $12.993           0
                                                                       2007       $12.993      $11.923           0
                                                                       2008       $11.923       $7.468           0
                                                                       2009        $7.468       $7.057           0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.537           0
                                                                       2005       $10.537      $11.089           0
                                                                       2006       $11.089      $11.970           0
                                                                       2007       $11.970      $12.902           0
                                                                       2008       $12.902      $10.586           0
                                                                       2009       $10.586      $12.996           0
                                                                       2010       $12.996      $13.735           0

                              101     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.223           0
                                                                         2005       $11.223      $11.655           0
                                                                         2006       $11.655      $13.452           0
                                                                         2007       $13.452      $15.547           0
                                                                         2008       $15.547      $14.589           0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.395           0
                                                                         2005       $11.395      $12.539           0
                                                                         2006       $12.539      $13.375           0
                                                                         2007       $13.375      $17.861           0
                                                                         2008       $17.861       $9.723           0
                                                                         2009        $9.723      $13.877           0
                                                                         2010       $13.877      $14.444           0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                         2004       $10.000      $11.245           0
                                                                         2005       $11.245      $12.192           0
                                                                         2006       $12.192      $13.202           0
                                                                         2007       $13.202      $13.695           0
                                                                         2008       $13.695       $8.535           0
                                                                         2009        $8.535      $10.224           0
                                                                         2010       $10.224      $10.943           0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                         2007       $10.000       $9.450           0
                                                                         2008        $9.450       $5.858       2,596
                                                                         2009        $5.858       $7.407       2,582
                                                                         2010        $7.407       $8.443       2,570
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                         2007       $10.000       $9.688           0
                                                                         2008        $9.688       $6.096           0
                                                                         2009        $6.096       $7.419           0
                                                                         2010        $7.419       $7.939           0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO--
 CLASS II SHARES
                                                                         2004       $10.000      $10.781           0
                                                                         2005       $10.781      $10.912         322
                                                                         2006       $10.912      $11.771         310
                                                                         2007       $11.771      $11.467         298
                                                                         2008       $11.467       $7.747       1,488
                                                                         2009        $7.747      $11.727       1,421
                                                                         2010       $11.727      $13.147       1,283

                              102     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.563           0
                                                      2005       $10.563      $10.538           0
                                                      2006       $10.538      $11.331           0
                                                      2007       $11.331      $11.245           0
                                                      2008       $11.245       $7.842       3,928
                                                      2009        $7.842      $11.132       3,672
                                                      2010       $11.132      $12.448       3,380
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.384           0
                                                      2005       $10.384      $10.580           0
                                                      2006       $10.580      $11.098           0
                                                      2007       $12.125      $12.013           0
                                                      2008       $12.013       $7.419         155
                                                      2009        $7.419      $10.087         132
                                                      2010       $10.087      $11.058         129
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.720           0
                                                      2005       $10.720      $11.215           0
                                                      2006       $11.215      $12.355           0
                                                      2007       $11.098      $12.043           0
                                                      2008       $12.043       $8.669         923
                                                      2009        $8.669      $10.725         918
                                                      2010       $10.725      $11.624         914
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.862           0
                                                      2005        $9.862      $10.126           0
                                                      2006       $10.126      $11.178           0
                                                      2007       $11.178      $11.171           0
                                                      2008       $11.171       $6.604       1,098
                                                      2009        $6.604      $10.518       1,092
                                                      2010       $10.518      $13.976       1,087
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.694           0
                                                      2005       $10.694      $10.725         326
                                                      2006       $10.725      $11.703         314
                                                      2007       $11.703      $11.889         301
                                                      2008       $11.889       $9.027       2,083
                                                      2009        $9.027      $10.388       2,077
                                                      2010       $10.388      $11.133       2,061

                              103     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.082           0
                                                                 2005       $11.082      $11.534           0
                                                                 2006       $11.534      $13.587           0
                                                                 2007       $13.587      $14.288           0
                                                                 2008       $14.288       $9.393         858
                                                                 2009        $9.393      $11.244         854
                                                                 2010       $11.244      $12.224         850
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.296           0
                                                                 2005       $11.296      $12.595           0
                                                                 2006       $12.595      $14.450           0
                                                                 2007       $14.450      $14.982           0
                                                                 2008       $14.982       $8.738      18,728
                                                                 2009        $8.738      $11.903      18,643
                                                                 2010       $11.903      $13.463       1,017
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.230           0
                                                                 2005       $11.230      $12.044           0
                                                                 2006       $12.044      $13.500           0
                                                                 2007       $13.500      $13.011           0
                                                                 2008       $13.011       $7.884       2,247
                                                                 2009        $7.884      $10.549       2,138
                                                                 2010       $10.549      $12.690       1,809
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.651           0
                                                                 2006       $11.651      $11.697           0
                                                                 2007       $11.697      $12.123           0
                                                                 2008       $12.123       $6.018           0
                                                                 2009        $6.018       $7.780           0
                                                                 2010        $7.780       $9.671           0
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.296           0
                                                                 2005       $10.296      $10.583         511
                                                                 2006       $10.583      $10.572         574
                                                                 2007       $10.572      $10.708         546
                                                                 2008       $10.708      $10.218       4,709
                                                                 2009       $10.218      $11.549       4,792
                                                                 2010       $11.549      $12.249       4,688

                              104     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.876           0
                                                             2005        $9.876       $9.922         602
                                                             2006        $9.922      $10.147         635
                                                             2007       $10.147      $10.401         596
                                                             2008       $10.401      $10.396       3,790
                                                             2009       $10.396      $10.174       3,856
                                                             2010       $10.174       $9.950       3,891
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.508           0
                                                             2005       $10.508      $10.487         495
                                                             2006       $10.487      $10.324         477
                                                             2007       $10.324      $11.168         458
                                                             2008       $11.168      $10.148         918
                                                             2009       $10.148      $11.745         923
                                                             2010       $11.745      $12.412         908
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.197           0
                                                             2005       $10.197      $10.212           0
                                                             2006       $10.212      $10.368           0
                                                             2007       $10.368      $11.022           0
                                                             2008       $11.022      $11.293       6,237
                                                             2009       $11.293      $12.592       6,277
                                                             2010       $12.592      $13.308       5,926
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.739           0
                                                             2005       $10.739      $10.785           0
                                                             2006       $10.785      $11.682           0
                                                             2007       $11.682      $10.911           0
                                                             2008       $10.911       $7.340           0
                                                             2009        $7.340       $7.061           0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.136           0
                                                             2005       $11.136      $10.393           0
                                                             2006       $10.393      $11.315           0
                                                             2007       $11.315      $11.758           0
                                                             2008       $11.758      $10.620           0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.511           0
                                                             2005       $10.511      $11.684           0
                                                             2006       $11.684      $12.722           0
                                                             2007       $12.722      $15.263           0
                                                             2008       $15.263       $8.841         804
                                                             2009        $8.841      $11.001         799
                                                             2010       $11.001      $11.959         796

                              105     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.403           0
                                                        2005       $10.403      $10.743         348
                                                        2006       $10.743      $11.481         335
                                                        2007       $11.481      $12.623         321
                                                        2008       $12.623       $7.076       2,407
                                                        2009        $7.076       $9.808       2,378
                                                        2010        $9.808      $11.121       2,128
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $11.014           0
                                                        2005       $11.014      $11.165         764
                                                        2006       $11.165      $12.949         737
                                                        2007       $12.949      $13.040         706
                                                        2008       $13.040       $8.124      18,755
                                                        2009        $8.124       $9.946      18,736
                                                        2010        $9.946      $11.156       2,148
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.297           0
                                                        2005       $10.297      $11.624           0
                                                        2006       $11.624      $11.796           0
                                                        2007       $11.796      $14.027           0
                                                        2008       $14.027       $6.945         336
                                                        2009        $6.945      $11.211         331
                                                        2010       $11.211      $13.437         327
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.746           0
                                                        2005       $12.746      $14.547         654
                                                        2006       $14.547      $19.578         582
                                                        2007       $19.578      $15.830         630
                                                        2008       $15.830       $9.584      29,447
                                                        2009        $9.584      $12.038      29,312
                                                        2010       $12.038      $15.242       4,699
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $12.005           0
                                                        2005       $12.005      $15.491         135
                                                        2006       $15.491      $21.124         130
                                                        2007       $21.124      $28.413         124
                                                        2008       $28.413       $9.781         119
                                                        2009        $9.781      $20.382         119
                                                        2010       $20.382      $25.272         114

                              106     PROSPECTUS

   CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION CLASSIC
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.15

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.352           0
                                                                        2005       $12.352      $18.314           0
                                                                        2006       $18.314      $22.288           0
                                                                        2007       $22.288      $31.665           0
                                                                        2008       $31.665      $16.674         818
                                                                        2009       $16.674      $25.677         789
                                                                        2010       $25.677      $32.438         756
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.835           0
                                                                        2005        $9.835       $9.634           0
                                                                        2006        $9.634      $10.233           0
                                                                        2007       $10.233      $10.407           0
                                                                        2008       $10.407       $8.840       1,179
                                                                        2009        $8.840       $9.840       1,172
                                                                        2010        $9.840      $10.097       1,167

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.15% and an administrative expense charge of 0.10%.

                              107     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.186       4,734
                                                           2005       $10.186      $11.431       5,217
                                                           2006       $11.431      $13.368      10,380
                                                           2007       $13.368      $17.501      11,158
                                                           2008       $17.501       $9.416      23,230
                                                           2009        $9.416      $13.948      13,955
                                                           2010       $13.948      $15.579       5,543
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.070       3,205
                                                           2005       $10.070      $11.059       4,438
                                                           2006       $11.059      $11.405       4,747
                                                           2007       $11.405      $13.411       3,856
                                                           2008       $13.411       $7.079       4,663
                                                           2009        $7.079      $10.247       4,047
                                                           2010       $10.247      $11.373       2,041
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.593      16,990
                                                           2005       $10.593      $11.407      22,184
                                                           2006       $11.407      $12.323      32,839
                                                           2007       $12.323      $15.900      22,247
                                                           2008       $15.900       $6.490      21,572
                                                           2009        $6.490       $9.654      11,236
                                                           2010        $9.654      $11.282       7,031
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.184       6,127
                                                           2005       $10.184      $10.390      16,830
                                                           2006       $10.390      $10.942      20,152
                                                           2007       $10.942      $12.387      18,915
                                                           2008       $12.387       $8.657      20,457
                                                           2009        $8.657      $10.957      12,979
                                                           2010       $10.957      $12.275       7,846
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.353      13,482
                                                           2005       $11.353      $13.018      50,412
                                                           2006       $13.018      $14.260      98,161
                                                           2007       $14.260      $16.442      98,587
                                                           2008       $16.442       $9.262      69,273
                                                           2009        $9.262      $12.334      49,531
                                                           2010       $12.334      $14.177      23,726
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.805      16,904
                                                           2005       $10.805      $11.214      25,309
                                                           2006       $11.214      $13.221      52,728
                                                           2007       $13.221      $13.160      47,153
                                                           2008       $13.160       $7.398      28,570
                                                           2009        $7.398       $9.445      20,770
                                                           2010        $9.445      $10.670       8,880

                              108     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.777        2,742
                                                                   2005        $9.777      $10.140        6,853
                                                                   2006       $10.140      $10.623        8,255
                                                                   2007       $10.623      $13.226        7,221
                                                                   2008       $13.226       $6.850        5,106
                                                                   2009        $6.850       $8.617        3,946
                                                                   2010        $8.617      $10.492        2,279
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.634        7,868
                                                                   2005       $10.634      $10.930       38,047
                                                                   2006       $10.930      $12.403       65,217
                                                                   2007       $12.403      $12.823       59,035
                                                                   2008       $12.823       $7.921       48,787
                                                                   2009        $7.921       $9.834       31,067
                                                                   2010        $9.834      $11.091       25,140
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.182       21,758
                                                                   2005       $10.182      $10.199       49,266
                                                                   2006       $10.199      $10.441       73,225
                                                                   2007       $10.441      $10.682       66,985
                                                                   2008       $10.682      $10.137       32,315
                                                                   2009       $10.137      $11.506       24,417
                                                                   2010       $11.506      $12.164       23,917
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.933       58,803
                                                                   2005        $9.933      $10.036       68,484
                                                                   2006       $10.036      $10.322      161,389
                                                                   2007       $10.322      $10.648      125,834
                                                                   2008       $10.648      $10.757      157,527
                                                                   2009       $10.757      $10.624       92,275
                                                                   2010       $10.624      $10.451       95,672
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.896        3,480
                                                                   2005       $10.896      $12.723       16,347
                                                                   2006       $12.723      $14.730       67,797
                                                                   2007       $14.730      $16.948       84,726
                                                                   2008       $16.948       $9.336       62,637
                                                                   2009        $9.336      $11.583       48,389
                                                                   2010       $11.583      $12.847       18,960

                              109     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.710      14,119
                                                              2005       $10.710      $11.100      26,910
                                                              2006       $11.100      $12.324      26,039
                                                              2007       $12.324      $12.279      15,073
                                                              2008       $12.279       $5.805       4,867
                                                              2009        $5.805       $8.431       2,549
                                                              2010        $8.431       $8.863       1,587
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.270         209
                                                              2005       $10.270      $10.962         648
                                                              2006       $10.962      $11.429       1,382
                                                              2007       $11.429      $12.551       1,120
                                                              2008       $12.551       $7.078         840
                                                              2009        $7.078       $8.400         647
                                                              2010        $8.400       $9.513         927
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.774      15,396
                                                              2007       $10.774      $11.424      18,197
                                                              2008       $11.424       $7.825      13,767
                                                              2009        $7.825       $9.844      15,508
                                                              2010        $9.844      $10.572       7,904
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.953       3,434
                                                              2005       $10.953      $11.550       9,987
                                                              2006       $11.550      $12.601      25,207
                                                              2007       $12.601      $13.536      25,250
                                                              2008       $13.536       $9.489      10,026
                                                              2009        $9.489      $12.113       7,481
                                                              2010       $12.113      $13.548       7,476
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.155       1,515
                                                              2005       $10.155      $10.309       3,666
                                                              2006       $10.309      $10.449       6,825
                                                              2007       $10.449      $10.992       5,828
                                                              2008       $10.992      $10.968       4,131
                                                              2009       $10.968      $10.875       2,469
                                                              2010       $10.875      $11.212       1,400

                              110     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.047       8,999
                                                                       2005       $11.047      $11.915      42,450
                                                                       2006       $11.915      $13.585      65,009
                                                                       2007       $13.585      $13.689      61,062
                                                                       2008       $13.689       $9.122      42,540
                                                                       2009        $9.122      $11.129      24,464
                                                                       2010       $11.129      $12.273      12,069
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.076         625
                                                                       2005       $11.076      $12.098       1,444
                                                                       2006       $12.098      $12.478       1,436
                                                                       2007       $12.478      $14.424         713
                                                                       2008       $14.424       $7.538         715
                                                                       2009        $7.538      $11.587         659
                                                                       2010       $11.587      $14.496         750
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $6.951       5,243
                                                                       2009        $6.951      $12.236       3,147
                                                                       2010       $12.236      $15.037       4,829
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.266      12,402
                                                                       2005       $11.266      $12.183      48,976
                                                                       2006       $12.183      $13.781      59,842
                                                                       2007       $13.781      $14.517      53,518
                                                                       2008       $14.517      $10.289      34,104
                                                                       2009       $10.289      $13.444      24,911
                                                                       2010       $13.444      $15.246      13,338
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.947      17,047
                                                                       2006       $10.947      $13.116      20,417
                                                                       2007       $13.116      $12.103      23,686
                                                                       2008       $12.103       $7.624      18,835
                                                                       2009        $7.624       $7.217           0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.591      20,549
                                                                       2005       $10.591      $11.209      24,673
                                                                       2006       $11.209      $12.166      20,866
                                                                       2007       $12.166      $13.188      19,377
                                                                       2008       $13.188      $10.882      23,268
                                                                       2009       $10.882      $13.434      15,495
                                                                       2010       $13.434      $14.278      12,291

                              111     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.280         282
                                                                         2005       $11.280      $11.781       1,583
                                                                         2006       $11.781      $13.672       5,830
                                                                         2007       $13.672      $15.892       7,627
                                                                         2008       $15.892      $14.940           0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.454          16
                                                                         2005       $11.454      $12.673       5,639
                                                                         2006       $12.673      $13.594      14,144
                                                                         2007       $13.594      $18.257      18,465
                                                                         2008       $18.257       $9.994      10,342
                                                                         2009        $9.994      $14.345      10,515
                                                                         2010       $14.345      $15.015       3,195
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                         2004       $10.000      $11.302       9,724
                                                                         2005       $11.302      $12.323      16,649
                                                                         2006       $12.323      $13.419      21,808
                                                                         2007       $13.419      $13.998      20,140
                                                                         2008       $13.998       $8.773      14,493
                                                                         2009        $8.773      $10.569       9,316
                                                                         2010       $10.569      $11.333           0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                         2007       $10.000       $9.486       4,256
                                                                         2008        $9.486       $5.914       1,123
                                                                         2009        $5.914       $7.520       1,578
                                                                         2010        $7.520       $8.619       1,081
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                         2007       $10.000       $9.725      16,715
                                                                         2008        $9.725       $6.154      14,358
                                                                         2009        $6.154       $7.532      11,945
                                                                         2010        $7.532       $8.104       3,027
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO--
 CLASS II SHARES
                                                                         2004       $10.000      $10.836      18,080
                                                                         2005       $10.836      $11.030      43,334
                                                                         2006       $11.030      $11.964      67,099
                                                                         2007       $11.964      $11.721      64,359
                                                                         2008       $11.721       $7.963      43,788
                                                                         2009        $7.963      $12.122      22,070
                                                                         2010       $12.122      $13.667      14,823

                              112     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.617       5,239
                                                      2005       $10.617      $10.651       8,859
                                                      2006       $10.651      $11.517       9,006
                                                      2007       $11.517      $11.495       8,010
                                                      2008       $11.495       $8.061       5,959
                                                      2009        $8.061      $11.507       4,547
                                                      2010       $11.507      $12.940       3,042
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.437           0
                                                      2005       $10.437      $10.694      20,459
                                                      2006       $10.694      $11.281      40,226
                                                      2007       $11.281      $12.310      35,303
                                                      2008       $12.310       $7.626      25,945
                                                      2009        $7.626      $10.427      17,812
                                                      2010       $10.427      $11.495       5,120
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.775       1,497
                                                      2005       $10.775      $11.336       2,187
                                                      2006       $11.336      $12.558       2,311
                                                      2007       $12.558      $13.582       2,327
                                                      2008       $13.582       $8.911       2,892
                                                      2009        $8.911      $11.086       3,394
                                                      2010       $11.086      $12.084       1,009
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.912           0
                                                      2005        $9.912      $10.235       1,241
                                                      2006       $10.235      $11.362       2,619
                                                      2007       $11.362      $11.419       2,212
                                                      2008       $11.419       $6.789         512
                                                      2009        $6.789      $10.872         580
                                                      2010       $10.872      $14.529       2,245
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.748      24,820
                                                      2005       $10.748      $10.841      43,498
                                                      2006       $10.841      $11.896      48,499
                                                      2007       $11.896      $12.153      36,646
                                                      2008       $12.153       $9.279      30,804
                                                      2009        $9.279      $10.738      24,445
                                                      2010       $10.738      $11.573       4,986

                              113     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.139       1,555
                                                                 2005       $11.139      $11.658       7,507
                                                                 2006       $11.658      $13.810      10,015
                                                                 2007       $13.810      $14.605      11,214
                                                                 2008       $14.605       $9.656      15,987
                                                                 2009        $9.656      $11.623       5,318
                                                                 2010       $11.623      $12.707       1,869
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.354      12,335
                                                                 2005       $11.354      $12.730      23,494
                                                                 2006       $12.730      $14.688      32,798
                                                                 2007       $14.688      $15.315      24,924
                                                                 2008       $15.315       $8.982      23,059
                                                                 2009        $8.982      $12.305      10,881
                                                                 2010       $12.305      $13.995       9,555
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.287       4,631
                                                                 2005       $11.287      $12.174      27,646
                                                                 2006       $12.174      $13.721      40,614
                                                                 2007       $13.721      $13.299      39,454
                                                                 2008       $13.299       $8.105      24,375
                                                                 2009        $8.105      $10.905      13,961
                                                                 2010       $10.905      $13.191       7,439
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.695       2,405
                                                                 2006       $11.695      $11.807      10,770
                                                                 2007       $11.807      $12.306      10,772
                                                                 2008       $12.306       $6.143      10,137
                                                                 2009        $6.143       $7.987       8,923
                                                                 2010        $7.987       $9.984      12,682
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.348       4,619
                                                                 2005       $10.348      $10.696      28,950
                                                                 2006       $10.696      $10.745      45,056
                                                                 2007       $10.745      $10.946      43,735
                                                                 2008       $10.946      $10.503      23,896
                                                                 2009       $10.503      $11.939      12,188
                                                                 2010       $11.939      $12.733      10,058

                              114     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.927        4,061
                                                             2005        $9.927      $10.028       17,626
                                                             2006       $10.028      $10.313      110,294
                                                             2007       $10.313      $10.632       72,629
                                                             2008       $10.632      $10.687       73,225
                                                             2009       $10.687      $10.517       32,253
                                                             2010       $10.517      $10.343       20,402
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.562       24,840
                                                             2005       $10.562      $10.599       77,486
                                                             2006       $10.599      $10.493       72,477
                                                             2007       $10.493      $11.416       60,196
                                                             2008       $11.416      $10.432       34,791
                                                             2009       $10.432      $12.141       21,242
                                                             2010       $12.141      $12.902       14,123
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.250       19,456
                                                             2005       $10.250      $10.322       47,858
                                                             2006       $10.322      $10.538       83,160
                                                             2007       $10.538      $11.266       81,848
                                                             2008       $11.266      $11.608       60,359
                                                             2009       $11.608      $13.017       40,000
                                                             2010       $13.017      $13.834       33,201
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.779        3,706
                                                             2005       $10.779      $10.887        5,953
                                                             2006       $10.887      $11.858        5,951
                                                             2007       $11.858      $11.138        5,481
                                                             2008       $11.138       $7.535        3,960
                                                             2009        $7.535       $7.261            0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.193       12,083
                                                             2005       $11.193      $10.505       19,478
                                                             2006       $10.505      $11.501       22,405
                                                             2007       $11.501      $12.019       16,051
                                                             2008       $12.019      $10.859            0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.565          310
                                                             2005       $10.565      $11.810          295
                                                             2006       $11.810      $12.931        8,282
                                                             2007       $12.931      $15.601        6,921
                                                             2008       $15.601       $9.088        5,207
                                                             2009        $9.088      $11.372        5,103
                                                             2010       $11.372      $12.432        3,286

                              115     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.456        6,385
                                                        2005       $10.456      $10.858       40,786
                                                        2006       $10.858      $11.670       75,772
                                                        2007       $11.670      $12.903       81,626
                                                        2008       $12.903       $7.274       62,701
                                                        2009        $7.274      $10.138       40,435
                                                        2010       $10.138      $11.561       17,197
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $11.070       26,985
                                                        2005       $11.070      $11.285       92,669
                                                        2006       $11.285      $13.162      137,043
                                                        2007       $13.162      $13.329      129,012
                                                        2008       $13.329       $8.351       99,308
                                                        2009        $8.351      $10.281       73,212
                                                        2010       $10.281      $11.597       25,536
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.349       13,593
                                                        2005       $10.349      $11.749       18,729
                                                        2006       $11.749      $11.990       17,724
                                                        2007       $11.990      $14.338        6,708
                                                        2008       $14.338       $7.139        4,442
                                                        2009        $7.139      $11.589        2,932
                                                        2010       $11.589      $13.968          450
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.811        8,873
                                                        2005       $12.811      $14.704       41,284
                                                        2006       $14.704      $19.900       69,224
                                                        2007       $19.900      $16.181       49,043
                                                        2008       $16.181       $9.852       38,054
                                                        2009        $9.852      $12.444       33,843
                                                        2010       $12.444      $15.845       19,381
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $12.067        1,588
                                                        2005       $12.067      $15.658       12,064
                                                        2006       $15.658      $21.471       13,500
                                                        2007       $21.471      $29.043       16,859
                                                        2008       $29.043      $10.054       11,964
                                                        2009       $10.054      $21.070       11,191
                                                        2010       $21.070      $26.271        2,198

                              116     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.6

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.415      10,175
                                                                        2005       $12.415      $18.511      27,980
                                                                        2006       $18.511      $22.654      38,120
                                                                        2007       $22.654      $32.366      35,969
                                                                        2008       $32.366      $17.140      19,035
                                                                        2009       $17.140      $26.543      17,279
                                                                        2010       $26.543      $33.720       8,793
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.885           0
                                                                        2005        $9.885       $9.738       1,220
                                                                        2006        $9.738      $10.401       1,929
                                                                        2007       $10.401      $10.638       1,607
                                                                        2008       $10.638       $9.087       2,544
                                                                        2009        $9.087      $10.171       2,363
                                                                        2010       $10.171      $10.496         574

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60% and an administrative expense charge of 0.10%.

                              117     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.101         0
                                                           2005       $10.101      $11.232         0
                                                           2006       $11.232      $13.015         0
                                                           2007       $13.015      $16.883         0
                                                           2008       $16.883       $9.000         0
                                                           2009        $9.000      $13.210         0
                                                           2010       $13.210      $14.620         0
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000       $9.986         0
                                                           2005        $9.986      $10.867         0
                                                           2006       $10.867      $11.104         0
                                                           2007       $11.104      $12.937         0
                                                           2008       $12.937       $6.767         0
                                                           2009        $6.767       $9.705         0
                                                           2010        $9.705      $10.673         0
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.505         0
                                                           2005       $10.505      $11.209         0
                                                           2006       $11.209      $11.998         0
                                                           2007       $11.998      $15.338         0
                                                           2008       $15.338       $6.204         0
                                                           2009        $6.204       $9.143         0
                                                           2010        $9.143      $10.587         0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.099         0
                                                           2005       $10.099      $10.209         0
                                                           2006       $10.209      $10.654         0
                                                           2007       $10.654      $11.950         0
                                                           2008       $11.950       $8.274         0
                                                           2009        $8.274      $10.377         0
                                                           2010       $10.377      $11.519         0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.258         0
                                                           2005       $11.258      $12.792         0
                                                           2006       $12.792      $13.885         0
                                                           2007       $13.885      $15.861         0
                                                           2008       $15.861       $8.853         0
                                                           2009        $8.853      $11.681         0
                                                           2010       $11.681      $13.304         0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.715         0
                                                           2005       $10.715      $11.019         0
                                                           2006       $11.019      $12.872         0
                                                           2007       $12.872      $12.695         0
                                                           2008       $12.695       $7.071         0
                                                           2009        $7.071       $8.945         0
                                                           2010        $8.945      $10.012         0

                              118     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.695         0
                                                                   2005        $9.695       $9.964         0
                                                                   2006        $9.964      $10.343         0
                                                                   2007       $10.343      $12.759         0
                                                                   2008       $12.759       $6.547         0
                                                                   2009        $6.547       $8.161         0
                                                                   2010        $8.161       $9.845         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.545         0
                                                                   2005       $10.545      $10.740         0
                                                                   2006       $10.740      $12.076         0
                                                                   2007       $12.076      $12.370         0
                                                                   2008       $12.370       $7.571         0
                                                                   2009        $7.571       $9.313         0
                                                                   2010        $9.313      $10.408         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.097         0
                                                                   2005       $10.097      $10.022         0
                                                                   2006       $10.022      $10.166         0
                                                                   2007       $10.166      $10.305         0
                                                                   2008       $10.305       $9.689         0
                                                                   2009        $9.689      $10.897         0
                                                                   2010       $10.897      $11.415         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.850         0
                                                                   2005        $9.850       $9.861         0
                                                                   2006        $9.861      $10.049         0
                                                                   2007       $10.049      $10.272         0
                                                                   2008       $10.272      $10.282         0
                                                                   2009       $10.282      $10.062         0
                                                                   2010       $10.062       $9.808         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.805         0
                                                                   2005       $10.805      $12.502         0
                                                                   2006       $12.502      $14.342         0
                                                                   2007       $14.342      $16.349         0
                                                                   2008       $16.349       $8.923         0
                                                                   2009        $8.923      $10.970         0
                                                                   2010       $10.970      $12.056         0

                              119     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.621         0
                                                              2005       $10.621      $10.907         0
                                                              2006       $10.907      $12.000         0
                                                              2007       $12.000      $11.845         0
                                                              2008       $11.845       $5.549         0
                                                              2009        $5.549       $7.984         0
                                                              2010        $7.984       $8.317         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.184         0
                                                              2005       $10.184      $10.771         0
                                                              2006       $10.771      $11.127         0
                                                              2007       $11.127      $12.108         0
                                                              2008       $12.108       $6.766         0
                                                              2009        $6.766       $7.955         0
                                                              2010        $7.955       $8.927         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.708         0
                                                              2007       $10.708      $11.250         0
                                                              2008       $11.250       $7.634         0
                                                              2009        $7.634       $9.517         0
                                                              2010        $9.517      $10.127         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.862         0
                                                              2005       $10.862      $11.349         0
                                                              2006       $11.349      $12.269         0
                                                              2007       $12.269      $13.058         0
                                                              2008       $13.058       $9.070         0
                                                              2009        $9.070      $11.472         0
                                                              2010       $11.472      $12.713         0
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.070         0
                                                              2005       $10.070      $10.130         0
                                                              2006       $10.130      $10.174         0
                                                              2007       $10.174      $10.603         0
                                                              2008       $10.603      $10.484         0
                                                              2009       $10.484      $10.299         0
                                                              2010       $10.299      $10.522         0

                              120     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.955         0
                                                                       2005       $10.955      $11.708         0
                                                                       2006       $11.708      $13.227         0
                                                                       2007       $13.227      $13.206         0
                                                                       2008       $13.206       $8.719         0
                                                                       2009        $8.719      $10.540         0
                                                                       2010       $10.540      $11.518         0
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.984         0
                                                                       2005       $10.984      $11.888         0
                                                                       2006       $11.888      $12.149         0
                                                                       2007       $12.149      $13.914         0
                                                                       2008       $13.914       $7.205         0
                                                                       2009        $7.205      $10.974         0
                                                                       2010       $10.974      $13.604         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $6.644         0
                                                                       2009        $6.644      $11.588         0
                                                                       2010       $11.588      $14.111         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.172         0
                                                                       2005       $11.172      $11.971         0
                                                                       2006       $11.971      $13.418         0
                                                                       2007       $13.418      $14.004         0
                                                                       2008       $14.004       $9.835         0
                                                                       2009        $9.835      $12.732         0
                                                                       2010       $12.732      $14.307         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.880         0
                                                                       2006       $10.880      $12.916         0
                                                                       2007       $12.916      $11.809         0
                                                                       2008       $11.809       $7.371         0
                                                                       2009        $7.371       $6.956         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.502         0
                                                                       2005       $10.502      $11.014         0
                                                                       2006       $11.014      $11.846         0
                                                                       2007       $11.846      $12.723         0
                                                                       2008       $12.723      $10.402         0
                                                                       2009       $10.402      $12.723         0
                                                                       2010       $12.723      $13.399         0

                              121     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.186         0
                                                                         2005       $11.186      $11.576         0
                                                                         2006       $11.576      $13.312         0
                                                                         2007       $13.312      $15.331         0
                                                                         2008       $15.331      $14.368         0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.358         0
                                                                         2005       $11.358      $12.453         0
                                                                         2006       $12.453      $13.236         0
                                                                         2007       $13.236      $17.612         0
                                                                         2008       $17.612       $9.553         0
                                                                         2009        $9.553      $13.586         0
                                                                         2010       $13.586      $14.090         0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                         2004       $10.000      $11.208         0
                                                                         2005       $11.208      $12.109         0
                                                                         2006       $12.109      $13.065         0
                                                                         2007       $13.065      $13.504         0
                                                                         2008       $13.504       $8.386         0
                                                                         2009        $8.386      $10.010         0
                                                                         2010       $10.010      $10.701         0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                         2007       $10.000       $9.427         0
                                                                         2008        $9.427       $5.823         0
                                                                         2009        $5.823       $7.337         0
                                                                         2010        $7.337       $8.332         0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                         2007       $10.000       $9.665         0
                                                                         2008        $9.665       $6.060         0
                                                                         2009        $6.060       $7.348         0
                                                                         2010        $7.348       $7.835         0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO--
 CLASS II SHARES
                                                                         2004       $10.000      $10.746         0
                                                                         2005       $10.746      $10.838         0
                                                                         2006       $10.838      $11.649         0
                                                                         2007       $11.649      $11.307         0
                                                                         2008       $11.307       $7.612         0
                                                                         2009        $7.612      $11.481         0
                                                                         2010       $11.481      $12.826         0

                              122     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.529         0
                                                      2005       $10.529      $10.466         0
                                                      2006       $10.466      $11.214         0
                                                      2007       $11.214      $11.089         0
                                                      2008       $11.089       $7.705         0
                                                      2009        $7.705      $10.898         0
                                                      2010       $10.898      $12.143         0
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.350         0
                                                      2005       $10.350      $10.508         0
                                                      2006       $10.508      $10.983         0
                                                      2007       $12.000      $11.845         0
                                                      2008       $11.845       $7.289         0
                                                      2009        $7.289       $9.875         0
                                                      2010        $9.875      $10.788         0
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.685         0
                                                      2005       $10.685      $11.139         0
                                                      2006       $11.139      $12.227         0
                                                      2007       $10.983      $11.876         0
                                                      2008       $11.876       $8.518         0
                                                      2009        $8.518      $10.500         0
                                                      2010       $10.500      $11.339         0
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.830         0
                                                      2005        $9.830      $10.057         0
                                                      2006       $10.057      $11.063         0
                                                      2007       $11.063      $11.016         0
                                                      2008       $11.016       $6.489         0
                                                      2009        $6.489      $10.297         0
                                                      2010       $10.297      $13.634         0
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.659         0
                                                      2005       $10.659      $10.652         0
                                                      2006       $10.652      $11.582         0
                                                      2007       $11.582      $11.723         0
                                                      2008       $11.723       $8.870         0
                                                      2009        $8.870      $10.170         0
                                                      2010       $10.170      $10.860         0

                              123     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.046         0
                                                                 2005       $11.046      $11.455         0
                                                                 2006       $11.455      $13.447         0
                                                                 2007       $13.447      $14.090         0
                                                                 2008       $14.090       $9.229         0
                                                                 2009        $9.229      $11.008         0
                                                                 2010       $11.008      $11.924         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.259         0
                                                                 2005       $11.259      $12.509         0
                                                                 2006       $12.509      $14.301         0
                                                                 2007       $14.301      $14.774         0
                                                                 2008       $14.774       $8.586         0
                                                                 2009        $8.586      $11.653         0
                                                                 2010       $11.653      $13.133         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.193         0
                                                                 2005       $11.193      $11.962         0
                                                                 2006       $11.962      $13.360         0
                                                                 2007       $13.360      $12.830         0
                                                                 2008       $12.830       $7.747         0
                                                                 2009        $7.747      $10.328         0
                                                                 2010       $10.328      $12.379         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.623         0
                                                                 2006       $11.623      $11.627         0
                                                                 2007       $11.627      $12.007         0
                                                                 2008       $12.007       $5.939         0
                                                                 2009        $5.939       $7.651         0
                                                                 2010        $7.651       $9.476         0
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.262         0
                                                                 2005       $10.262      $10.511         0
                                                                 2006       $10.511      $10.462         0
                                                                 2007       $10.462      $10.559         0
                                                                 2008       $10.559      $10.039         0
                                                                 2009       $10.039      $11.307         0
                                                                 2010       $11.307      $11.949         0

                              124     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.844         0
                                                             2005        $9.844       $9.854         0
                                                             2006        $9.854      $10.042         0
                                                             2007       $10.042      $10.257         0
                                                             2008       $10.257      $10.215         0
                                                             2009       $10.215       $9.961         0
                                                             2010        $9.961       $9.706         0
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.474         0
                                                             2005       $10.474      $10.415         0
                                                             2006       $10.415      $10.217         0
                                                             2007       $10.217      $11.013         0
                                                             2008       $11.013       $9.971         0
                                                             2009        $9.971      $11.498         0
                                                             2010       $11.498      $12.108         0
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.164         0
                                                             2005       $10.164      $10.142         0
                                                             2006       $10.142      $10.260         0
                                                             2007       $10.260      $10.868         0
                                                             2008       $10.868      $11.096         0
                                                             2009       $11.096      $12.328         0
                                                             2010       $12.328      $12.982         0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.713         0
                                                             2005       $10.713      $10.721         0
                                                             2006       $10.721      $11.571         0
                                                             2007       $11.571      $10.768         0
                                                             2008       $10.768       $7.218         0
                                                             2009        $7.218       $6.936         0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.099         0
                                                             2005       $11.099      $10.322         0
                                                             2006       $10.322      $11.198         0
                                                             2007       $11.198      $11.595         0
                                                             2008       $11.595      $10.470         0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.477         0
                                                             2005       $10.477      $11.604         0
                                                             2006       $11.604      $12.590         0
                                                             2007       $12.590      $15.050         0
                                                             2008       $15.050       $8.687         0
                                                             2009        $8.687      $10.771         0
                                                             2010       $10.771      $11.667         0

                              125     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.369         0
                                                        2005       $10.369      $10.670         0
                                                        2006       $10.670      $11.362         0
                                                        2007       $11.362      $12.447         0
                                                        2008       $12.447       $6.953         0
                                                        2009        $6.953       $9.602         0
                                                        2010        $9.602      $10.849         0
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $10.978         0
                                                        2005       $10.978      $11.089         0
                                                        2006       $11.089      $12.815         0
                                                        2007       $12.815      $12.858         0
                                                        2008       $12.858       $7.982         0
                                                        2009        $7.982       $9.737         0
                                                        2010        $9.737      $10.882         0
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.263         0
                                                        2005       $10.263      $11.545         0
                                                        2006       $11.545      $11.674         0
                                                        2007       $11.674      $13.832         0
                                                        2008       $13.832       $6.824         0
                                                        2009        $6.824      $10.976         0
                                                        2010       $10.976      $13.108         0
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.705         0
                                                        2005       $12.705      $14.448         0
                                                        2006       $14.448      $19.375         0
                                                        2007       $19.375      $15.610         0
                                                        2008       $15.610       $9.417         0
                                                        2009        $9.417      $11.785         0
                                                        2010       $11.785      $14.869         0
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $11.966         0
                                                        2005       $11.966      $15.386         0
                                                        2006       $15.386      $20.905         0
                                                        2007       $20.905      $28.017         0
                                                        2008       $28.017       $9.610         0
                                                        2009        $9.610      $19.955         0
                                                        2010       $19.955      $24.654         0

                              126     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION ELITE
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.5

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.311         0
                                                                        2005       $12.311      $18.189         0
                                                                        2006       $18.189      $22.057         0
                                                                        2007       $22.057      $31.224         0
                                                                        2008       $31.224      $16.383         0
                                                                        2009       $16.383      $25.138         0
                                                                        2010       $25.138      $31.644         0
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.803         0
                                                                        2005        $9.803       $9.568         0
                                                                        2006        $9.568      $10.127         0
                                                                        2007       $10.127      $10.262         0
                                                                        2008       $10.262       $8.686         0
                                                                        2009        $8.686       $9.633         0
                                                                        2010        $9.633       $9.850         0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.50% and an administrative expense charge of 0.10%.

                              127     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.200        27,034
                                                           2005       $10.200      $11.464        85,491
                                                           2006       $11.464      $13.427       127,011
                                                           2007       $13.427      $17.606       140,144
                                                           2008       $17.606       $9.487       131,667
                                                           2009        $9.487      $14.074       104,489
                                                           2010       $14.074      $15.744       103,711
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.084       162,285
                                                           2005       $10.084      $11.091       310,193
                                                           2006       $11.091      $11.455       291,942
                                                           2007       $11.455      $13.491       242,972
                                                           2008       $13.491       $7.133       252,657
                                                           2009        $7.133      $10.340       217,489
                                                           2010       $10.340      $11.494       189,088
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.608       133,976
                                                           2005       $10.608      $11.441       327,548
                                                           2006       $11.441      $12.377       436,382
                                                           2007       $12.377      $15.995       397,229
                                                           2008       $15.995       $6.539       448,194
                                                           2009        $6.539       $9.741       382,540
                                                           2010        $9.741      $11.401       312,036
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.198        99,090
                                                           2005       $10.198      $10.420       153,559
                                                           2006       $10.420      $10.991       196,893
                                                           2007       $10.991      $12.461       181,005
                                                           2008       $12.461       $8.722       200,576
                                                           2009        $8.722      $11.056       174,938
                                                           2010       $11.056      $12.405       162,655
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.368       162,203
                                                           2005       $11.368      $13.056       636,774
                                                           2006       $13.056      $14.324     1,038,503
                                                           2007       $14.324      $16.540       915,580
                                                           2008       $16.540       $9.332     1,036,462
                                                           2009        $9.332      $12.446       860,886
                                                           2010       $12.446      $14.327       791,650
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.820       264,960
                                                           2005       $10.820      $11.246       642,154
                                                           2006       $11.246      $13.279       914,542
                                                           2007       $13.279      $13.239       882,993
                                                           2008       $13.239       $7.453       958,622
                                                           2009        $7.453       $9.531       838,502
                                                           2010        $9.531      $10.783       770,594

                              128     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.971        95,874
                                                                   2005        $9.791      $10.170       162,979
                                                                   2006       $10.170      $10.671       179,143
                                                                   2007       $10.671      $13.305       176,462
                                                                   2008       $13.305       $6.902       239,711
                                                                   2009        $6.902       $8.695       226,398
                                                                   2010        $8.695      $10.603       196,977
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.648       357,590
                                                                   2005       $10.648      $10.961     1,013,570
                                                                   2006       $10.961      $12.458     1,364,532
                                                                   2007       $12.458      $12.899     1,221,783
                                                                   2008       $12.899       $7.980     1,372,538
                                                                   2009        $7.980       $9.923     1,179,069
                                                                   2010        $9.923      $11.208     1,056,165
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.196       362,442
                                                                   2005       $10.196      $10.229       877,078
                                                                   2006       $10.229      $10.487     1,278,546
                                                                   2007       $10.487      $10.746     1,490,496
                                                                   2008       $10.746      $10.213     1,404,977
                                                                   2009       $10.213      $11.610     1,239,977
                                                                   2010       $11.610      $12.293     1,143,680
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.947       499,789
                                                                   2005        $9.947      $10.065     1,298,309
                                                                   2006       $10.065      $10.367     1,929,547
                                                                   2007       $10.367      $10.712     1,860,555
                                                                   2008       $10.712      $10.838     2,312,870
                                                                   2009       $10.838      $10.720     1,916,252
                                                                   2010       $10.720      $10.562     1,575,490
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.911       112,867
                                                                   2005       $10.911      $12.760       307,437
                                                                   2006       $12.760      $14.796       827,908
                                                                   2007       $14.796      $17.049       807,662
                                                                   2008       $17.049       $9.406       916,161
                                                                   2009        $9.406      $11.688       807,903
                                                                   2010       $11.688      $12.983       685,772

                              129     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.725      168,023
                                                              2005       $10.725      $11.133      344,954
                                                              2006       $11.133      $12.379      418,263
                                                              2007       $12.379      $12.352      293,495
                                                              2008       $12.352       $5.849      426,442
                                                              2009        $5.849       $8.507      343,201
                                                              2010        $8.507       $8.957      319,363
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.284       25,081
                                                              2005       $10.284      $10.994       74,461
                                                              2006       $10.994      $11.479      125,960
                                                              2007       $11.479      $12.626      110,380
                                                              2008       $12.626       $7.132      125,423
                                                              2009        $7.132       $8.476      104,680
                                                              2010        $8.476       $9.613       90,374
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.785      274,689
                                                              2007       $10.785      $11.454      276,101
                                                              2008       $11.454       $7.857      288,185
                                                              2009        $7.857       $9.900      241,788
                                                              2010        $9.900      $10.648      206,986
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.968      184,194
                                                              2005       $10.968      $11.584      295,988
                                                              2006       $11.584      $12.657      442,279
                                                              2007       $12.657      $13.617      404,724
                                                              2008       $13.617       $9.561      420,218
                                                              2009        $9.561      $12.223      365,382
                                                              2010       $12.223      $13.691      354,072
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.169      196,904
                                                              2005       $10.169      $10.339      330,133
                                                              2006       $10.339      $10.496      394,113
                                                              2007       $10.496      $11.057      382,399
                                                              2008       $11.057      $11.051      541,227
                                                              2009       $11.051      $10.973      477,547
                                                              2010       $10.973      $11.331      471,942

                              130     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.063      187,532
                                                                       2005       $11.063      $11.950      597,525
                                                                       2006       $11.950      $13.645      965,056
                                                                       2007       $13.645      $13.771      913,686
                                                                       2008       $13.771       $9.191      900,825
                                                                       2009        $9.191      $11.230      788,311
                                                                       2010       $11.230      $12.403      688,083
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.091       21,341
                                                                       2005       $11.091      $12.133       28,367
                                                                       2006       $12.133      $12.534       38,306
                                                                       2007       $12.534      $14.510       38,611
                                                                       2008       $14.510       $7.594       49,182
                                                                       2009        $7.594      $11.692       81,540
                                                                       2010       $11.692      $14.650       83,826
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $7.003      153,801
                                                                       2009        $7.003      $12.347      149,089
                                                                       2010       $12.347      $15.197      152,251
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.282      130,218
                                                                       2005       $11.282      $12.219      435,715
                                                                       2006       $12.219      $13.842      636,948
                                                                       2007       $13.842      $14.604      603,783
                                                                       2008       $14.604      $10.366      628,536
                                                                       2009       $10.366      $13.565      498,879
                                                                       2010       $13.565      $15.407      458,370
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.959       52,116
                                                                       2006       $10.959      $13.149      208,907
                                                                       2007       $13.149      $12.153      204,185
                                                                       2008       $12.153       $7.667      200,043
                                                                       2009        $7.667       $7.261            0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.605      110,575
                                                                       2005       $10.605      $11.241      317,819
                                                                       2006       $11.241      $12.220      474,671
                                                                       2007       $12.220      $13.267      419,411
                                                                       2008       $13.267      $10.964      387,556
                                                                       2009       $10.964      $13.555      378,329
                                                                       2010       $13.555      $14.429      330,052

                              131     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.296        17,349
                                                                         2005       $11.296      $11.815        78,760
                                                                         2006       $11.815      $13.733       125,898
                                                                         2007       $13.733      $15.987       130,612
                                                                         2008       $15.987      $15.037             0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.470        29,307
                                                                         2005       $11.470      $12.710       109,414
                                                                         2006       $12.710      $13.654       160,923
                                                                         2007       $13.654      $18.366       194,043
                                                                         2008       $18.366      $10.069       230,987
                                                                         2009       $10.069      $14.475       199,558
                                                                         2010       $14.475      $15.174       172,341
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                         2004       $10.000      $11.318        47,209
                                                                         2005       $11.318      $12.359       136,370
                                                                         2006       $12.359      $13.478       168,301
                                                                         2007       $13.478      $14.082       157,185
                                                                         2008       $14.082       $8.839       156,723
                                                                         2009        $8.839      $10.665       133,212
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                         2007       $10.000       $9.496        77,930
                                                                         2008        $9.496       $5.929        78,084
                                                                         2009        $5.929       $7.551        64,493
                                                                         2010        $7.551       $8.668        54,410
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                         2007       $10.000       $9.735       115,189
                                                                         2008        $9.735       $6.170        84,142
                                                                         2009        $6.170       $7.563        69,529
                                                                         2010        $7.563       $8.150        65,270
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO--
 CLASS II SHARES
                                                                         2004       $10.000      $10.851       233,161
                                                                         2005       $10.851      $11.062       729,975
                                                                         2006       $11.062      $12.018     1,048,615
                                                                         2007       $12.018      $11.791     1,007,552
                                                                         2008       $11.791       $8.023       988,849
                                                                         2009        $8.023      $12.232       724,610
                                                                         2010       $12.232      $13.812       624,088

                              132     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.632      173,571
                                                      2005       $10.632      $10.682      363,031
                                                      2006       $10.682      $11.568      409,143
                                                      2007       $11.568      $11.563      406,241
                                                      2008       $11.563       $8.121      391,449
                                                      2009        $8.121      $11.611      306,693
                                                      2010       $11.611      $13.077      294,022
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.452       27,908
                                                      2005       $10.452      $10.725      288,901
                                                      2006       $10.725      $11.331      530,447
                                                      2007       $11.331      $12.384      487,942
                                                      2008       $12.384       $7.683      536,714
                                                      2009        $7.683      $10.521      428,012
                                                      2010       $10.521      $11.617      388,447
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.790       31,444
                                                      2005       $10.790      $11.369       69,837
                                                      2006       $11.369      $12.614       75,414
                                                      2007       $12.614      $13.663       71,252
                                                      2008       $13.663       $8.978       89,673
                                                      2009        $8.978      $11.187       85,026
                                                      2010       $11.187      $12.212       69,448
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.926       79,708
                                                      2005        $9.926      $10.265      115,243
                                                      2006       $10.265      $11.413      143,917
                                                      2007       $11.413      $11.488      133,227
                                                      2008       $11.488       $6.840      145,739
                                                      2009        $6.840      $10.971      134,171
                                                      2010       $10.971      $14.683      134,012
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.763      270,271
                                                      2005       $10.763      $10.872      649,848
                                                      2006       $10.872      $11.948      786,417
                                                      2007       $11.948      $12.225      733,113
                                                      2008       $12.225       $9.349      623,702
                                                      2009        $9.349      $10.836      575,285
                                                      2010       $10.836      $11.695      513,670

                              133     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.154       52,533
                                                                 2005       $11.154      $11.692      155,911
                                                                 2006       $11.692      $13.872      185,240
                                                                 2007       $13.872      $14.693      178,813
                                                                 2008       $14.693       $9.728      218,888
                                                                 2009        $9.728      $11.728      183,765
                                                                 2010       $11.728      $12.841      196,581
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.369      135,685
                                                                 2005       $11.369      $12.767      311,510
                                                                 2006       $12.767      $14.753      416,951
                                                                 2007       $14.753      $15.406      390,850
                                                                 2008       $15.406       $9.050      394,574
                                                                 2009        $9.050      $12.416      321,152
                                                                 2010       $12.416      $14.143      280,674
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.303      148,467
                                                                 2005       $11.303      $12.209      444,920
                                                                 2006       $12.209      $13.782      658,435
                                                                 2007       $13.782      $13.379      616,978
                                                                 2008       $13.379       $8.165      662,016
                                                                 2009        $8.165      $11.004      576,312
                                                                 2010       $11.004      $13.331      470,789
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.707       31,034
                                                                 2006       $11.707      $11.837       86,941
                                                                 2007       $11.837      $12.356       79,497
                                                                 2008       $12.356       $6.178       88,007
                                                                 2009        $6.178       $8.044       77,979
                                                                 2010        $8.044      $10.071       77,409
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.363       72,884
                                                                 2005       $10.363      $10.728      336,138
                                                                 2006       $10.728      $10.793      524,188
                                                                 2007       $10.793      $11.011      473,852
                                                                 2008       $11.011      $10.582      431,280
                                                                 2009       $10.582      $12.047      415,232
                                                                 2010       $12.047      $12.868      419,495

                              134     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.941       306,156
                                                             2005        $9.941      $10.057       529,839
                                                             2006       $10.057      $10.359       727,162
                                                             2007       $10.359      $10.696       706,907
                                                             2008       $10.696      $10.767       859,497
                                                             2009       $10.767      $10.612       907,129
                                                             2010       $10.612      $10.453       852,225
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.577       266,929
                                                             2005       $10.577      $10.630       855,244
                                                             2006       $10.630      $10.540     1,126,346
                                                             2007       $10.540      $11.484     1,038,569
                                                             2008       $11.484      $10.510     1,164,877
                                                             2009       $10.510      $12.250       983,651
                                                             2010       $12.250      $13.039       897,156
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.264       326,918
                                                             2005       $10.264      $10.352       781,636
                                                             2006       $10.352      $10.585     1,399,499
                                                             2007       $10.585      $11.333     1,362,786
                                                             2008       $11.333      $11.695     1,498,179
                                                             2009       $11.695      $13.134     1,507,227
                                                             2010       $13.134      $13.980     1,377,334
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.790        49,506
                                                             2005       $10.790      $10.914        88,648
                                                             2006       $10.914      $11.906       102,842
                                                             2007       $11.906      $11.200       100,376
                                                             2008       $11.200       $7.589        91,560
                                                             2009        $7.589       $7.317             0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.208        99,659
                                                             2005       $11.208      $10.535       156,525
                                                             2006       $10.535      $11.552       181,544
                                                             2007       $11.552      $12.091       133,825
                                                             2008       $12.091      $10.924             0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.579         9,293
                                                             2005       $10.579      $11.844        42,301
                                                             2006       $11.844      $12.989        96,320
                                                             2007       $12.989      $15.694       104,063
                                                             2008       $15.694       $9.157       117,641
                                                             2009        $9.157      $11.475       103,531
                                                             2010       $11.475      $12.564        89,854

                              135     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.470       118,706
                                                        2005       $10.470      $10.890       568,834
                                                        2006       $10.890      $11.722     1,046,476
                                                        2007       $11.722      $12.980       921,017
                                                        2008       $12.980       $7.329     1,076,189
                                                        2009        $7.329      $10.230       850,454
                                                        2010       $10.230      $11.683       736,797
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $11.086       386,880
                                                        2005       $11.086      $11.318     1,352,680
                                                        2006       $11.318      $13.221     1,710,177
                                                        2007       $13.221      $13.409     1,570,162
                                                        2008       $13.409       $8.413     1,608,523
                                                        2009        $8.413      $10.374     1,377,891
                                                        2010       $10.374      $11.719     1,195,528
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.364        43,290
                                                        2005       $10.364      $11.783       100,577
                                                        2006       $11.783      $12.043       118,076
                                                        2007       $12.043      $14.424       101,174
                                                        2008       $14.424       $7.193       110,041
                                                        2009        $7.193      $11.694        91,860
                                                        2010       $11.694      $14.116        75,917
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.829       290,164
                                                        2005       $12.829      $14.747       680,199
                                                        2006       $14.747      $19.988       844,038
                                                        2007       $19.988      $16.278       713,922
                                                        2008       $16.278       $9.926       725,507
                                                        2009        $9.926      $12.557       582,988
                                                        2010       $12.557      $16.013       449,938
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $12.083        16,416
                                                        2005       $12.083      $15.703       107,894
                                                        2006       $15.703      $21.566       197,437
                                                        2007       $21.566      $29.216       217,317
                                                        2008       $29.216      $10.130       178,770
                                                        2009       $10.130      $21.260       178,220
                                                        2010       $21.260      $26.549       152,306

                              136     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                          MORTALITY & EXPENSE = 1.45

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.432       30,408
                                                                        2005       $12.432      $18.565      144,710
                                                                        2006       $18.565      $22.754      196,815
                                                                        2007       $22.754      $32.560      208,194
                                                                        2008       $32.560      $17.269      189,943
                                                                        2009       $17.269      $26.783      172,839
                                                                        2010       $26.783      $34.077      146,787
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.899       17,544
                                                                        2005        $9.899       $9.766       49,850
                                                                        2006        $9.766      $10.447       69,904
                                                                        2007       $10.447      $10.701       67,655
                                                                        2008       $10.701       $9.156       83,819
                                                                        2009        $9.156      $10.264       84,209
                                                                        2010       $10.264      $10.607       84,068

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.45% and an administrative expense charge of 0.10%.

                              137     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.115           0
                                                           2005       $10.115      $11.265           0
                                                           2006       $11.265      $13.074           0
                                                           2007       $13.074      $16.985           0
                                                           2008       $16.985       $9.069           0
                                                           2009        $9.069      $13.331           0
                                                           2010       $13.331      $14.776           0
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.000           0
                                                           2005       $10.000      $10.899           0
                                                           2006       $10.899      $11.154           0
                                                           2007       $11.154      $13.015           0
                                                           2008       $13.015       $6.818         626
                                                           2009        $6.818       $9.794           0
                                                           2010        $9.794      $10.787           0
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.520           0
                                                           2005       $10.520      $11.242           0
                                                           2006       $11.242      $12.051           0
                                                           2007       $12.051      $15.431           0
                                                           2008       $15.431       $6.251           0
                                                           2009        $6.251       $9.226           0
                                                           2010        $9.226      $10.700           0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.113           0
                                                           2005       $10.113      $10.239           0
                                                           2006       $10.239      $10.702           0
                                                           2007       $10.702      $12.022           0
                                                           2008       $12.022       $8.337       1,129
                                                           2009        $8.337      $10.472       1,128
                                                           2010       $10.472      $11.642       1,127
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.274           0
                                                           2005       $11.274      $12.829           0
                                                           2006       $12.829      $13.947           0
                                                           2007       $13.947      $15.957           0
                                                           2008       $15.957       $8.920           0
                                                           2009        $8.920      $11.788           0
                                                           2010       $11.788      $13.446           0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.730           0
                                                           2005       $10.730      $11.051           0
                                                           2006       $11.051      $12.930           0
                                                           2007       $12.930      $12.772           0
                                                           2008       $12.772       $7.125       1,122
                                                           2009        $7.125       $9.027       1,121
                                                           2010        $9.027      $10.120       1,120

                              138     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.709          0
                                                                   2005        $9.709       $9.993          0
                                                                   2006        $9.993      $10.390          0
                                                                   2007       $10.390      $12.836          0
                                                                   2008       $12.836       $6.597          0
                                                                   2009        $6.597       $8.235          0
                                                                   2010        $8.235       $9.951          0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.560          0
                                                                   2005       $10.560      $10.771          0
                                                                   2006       $10.771      $12.130          0
                                                                   2007       $12.130      $12.444          0
                                                                   2008       $12.444       $7.628          0
                                                                   2009        $7.628       $9.398          0
                                                                   2010        $9.398      $10.519          0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.112          0
                                                                   2005       $10.112      $10.051          0
                                                                   2006       $10.051      $10.211          0
                                                                   2007       $10.211      $10.367          0
                                                                   2008       $10.367       $9.763          0
                                                                   2009        $9.763      $10.997          0
                                                                   2010       $10.997      $11.537          0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.864          0
                                                                   2005        $9.864       $9.890          0
                                                                   2006        $9.890      $10.095          0
                                                                   2007       $10.095      $10.334          0
                                                                   2008       $10.334      $10.360        408
                                                                   2009       $10.360      $10.154          0
                                                                   2010       $10.154       $9.912          0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.820          0
                                                                   2005       $10.820      $12.539          0
                                                                   2006       $12.539      $14.406          0
                                                                   2007       $14.406      $16.448          0
                                                                   2008       $16.448       $8.991        925
                                                                   2009        $8.991      $11.070        449
                                                                   2010       $11.070      $12.185        448

                              139     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.636         0
                                                              2005       $10.636      $10.939         0
                                                              2006       $10.939      $12.053         0
                                                              2007       $12.053      $11.917         0
                                                              2008       $11.917       $5.591         0
                                                              2009        $5.591       $8.057         0
                                                              2010        $8.057       $8.406         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.198         0
                                                              2005       $10.198      $10.803         0
                                                              2006       $10.803      $11.177         0
                                                              2007       $11.177      $12.181         0
                                                              2008       $12.181       $6.817         0
                                                              2009        $6.817       $8.028         0
                                                              2010        $8.028       $9.022         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.719         0
                                                              2007       $10.719      $11.279         0
                                                              2008       $11.279       $7.666         0
                                                              2009        $7.666       $9.571         0
                                                              2010        $9.571      $10.200         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.877         0
                                                              2005       $10.877      $11.383         0
                                                              2006       $11.383      $12.324         0
                                                              2007       $12.324      $13.137         0
                                                              2008       $13.137       $9.139         0
                                                              2009        $9.139      $11.577         0
                                                              2010       $11.577      $12.849         0
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.084         0
                                                              2005       $10.084      $10.160         0
                                                              2006       $10.160      $10.220         0
                                                              2007       $10.220      $10.667         0
                                                              2008       $10.667      $10.563         0
                                                              2009       $10.563      $10.393         0
                                                              2010       $10.393      $10.634         0

                              140     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.971         0
                                                                       2005       $10.971      $11.743         0
                                                                       2006       $11.743      $13.286         0
                                                                       2007       $13.286      $13.286         0
                                                                       2008       $13.286       $8.785         0
                                                                       2009        $8.785      $10.636         0
                                                                       2010       $10.636      $11.641         0
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.999         0
                                                                       2005       $10.999      $11.923         0
                                                                       2006       $11.923      $12.204         0
                                                                       2007       $12.204      $13.998         0
                                                                       2008       $13.998       $7.259         0
                                                                       2009        $7.259      $11.074         0
                                                                       2010       $11.074      $13.749         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $6.694         0
                                                                       2009        $6.694      $11.694         0
                                                                       2010       $11.694      $14.262         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.188         0
                                                                       2005       $11.188      $12.007         0
                                                                       2006       $12.007      $13.478         0
                                                                       2007       $13.478      $14.089         0
                                                                       2008       $14.089       $9.909         0
                                                                       2009        $9.909      $12.849         0
                                                                       2010       $12.849      $14.460         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.891         0
                                                                       2006       $10.891      $12.949         0
                                                                       2007       $12.949      $11.858         0
                                                                       2008       $11.858       $7.412         0
                                                                       2009        $7.412       $6.999         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.517         0
                                                                       2005       $10.517      $11.046         0
                                                                       2006       $11.046      $11.899         0
                                                                       2007       $11.899      $12.799         0
                                                                       2008       $12.799      $10.481         0
                                                                       2009       $10.481      $12.839         0
                                                                       2010       $12.839      $13.542         0

                              141     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                        2004       $10.000      $11.202         0
                                                                        2005       $11.202      $11.610         0
                                                                        2006       $11.610      $13.372         0
                                                                        2007       $13.372      $15.423         0
                                                                        2008       $15.423      $14.462         0
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                        2004       $10.000      $11.374         0
                                                                        2005       $11.374      $12.490         0
                                                                        2006       $12.490      $13.295         0
                                                                        2007       $13.295      $17.719         0
                                                                        2008       $17.719       $9.625         0
                                                                        2009        $9.625      $13.710         0
                                                                        2010       $13.710      $14.241         0
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                        2004       $10.000      $11.224         0
                                                                        2005       $11.224      $12.144         0
                                                                        2006       $12.144      $13.124         0
                                                                        2007       $13.124      $13.585         0
                                                                        2008       $13.585       $8.449         0
                                                                        2009        $8.449      $10.101         0
                                                                        2010       $10.101      $10.804         0
----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                        2007       $10.000       $9.436         0
                                                                        2008        $9.436       $5.838         0
                                                                        2009        $5.838       $7.367         0
                                                                        2010        $7.367       $8.380         0
----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                        2007       $10.000       $9.675         0
                                                                        2008        $9.675       $6.075         0
                                                                        2009        $6.075       $7.379         0
                                                                        2010        $7.379       $7.879         0
----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND
 PORTFOLIO--CLASS II SHARES
                                                                        2004       $10.000      $10.761         0
                                                                        2005       $10.761      $10.870         0
                                                                        2006       $10.870      $11.701         0
                                                                        2007       $11.701      $11.376         0
                                                                        2008       $11.376       $7.669         0
                                                                        2009        $7.669      $11.585         0
                                                                        2010       $11.585      $12.963         0

                              142     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.544           0
                                                      2005       $10.544      $10.497           0
                                                      2006       $10.497      $11.264           0
                                                      2007       $11.264      $11.156           0
                                                      2008       $11.156       $7.763           0
                                                      2009        $7.763      $10.998           0
                                                      2010       $10.998      $12.273           0
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.365           0
                                                      2005       $10.365      $10.539           0
                                                      2006       $10.539      $11.033           0
                                                      2007       $12.053      $11.917           0
                                                      2008       $11.917       $7.344           0
                                                      2009        $7.344       $9.965           0
                                                      2010        $9.965      $10.903           0
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.700           0
                                                      2005       $10.700      $11.172           0
                                                      2006       $11.172      $12.282           0
                                                      2007       $11.033      $11.947           0
                                                      2008       $11.947       $8.582           0
                                                      2009        $8.582      $10.596           0
                                                      2010       $10.596      $11.461           0
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.844           0
                                                      2005        $9.844      $10.086           0
                                                      2006       $10.086      $11.112           0
                                                      2007       $11.112      $11.082           0
                                                      2008       $11.082       $6.538           0
                                                      2009        $6.538      $10.391           0
                                                      2010       $10.391      $13.780           0
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.674           0
                                                      2005       $10.674      $10.684           0
                                                      2006       $10.684      $11.634           0
                                                      2007       $11.634      $11.794           0
                                                      2008       $11.794       $8.937       2,314
                                                      2009        $8.937      $10.263       1,124
                                                      2010       $10.263      $10.976       1,123

                              143     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.061         0
                                                                 2005       $11.061      $11.489         0
                                                                 2006       $11.489      $13.507         0
                                                                 2007       $13.507      $14.175         0
                                                                 2008       $14.175       $9.299         0
                                                                 2009        $9.299      $11.108         0
                                                                 2010       $11.108      $12.052         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.275         0
                                                                 2005       $11.275      $12.546         0
                                                                 2006       $12.546      $14.365         0
                                                                 2007       $14.365      $14.863         0
                                                                 2008       $14.863       $8.651         0
                                                                 2009        $8.651      $11.760         0
                                                                 2010       $11.760      $13.274         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.209         0
                                                                 2005       $11.209      $11.997         0
                                                                 2006       $11.997      $13.420         0
                                                                 2007       $13.420      $12.907         0
                                                                 2008       $12.907       $7.805         0
                                                                 2009        $7.805      $10.422         0
                                                                 2010       $10.422      $12.511         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.635         0
                                                                 2006       $11.635      $11.657         0
                                                                 2007       $11.657      $12.056         0
                                                                 2008       $12.056       $5.973         0
                                                                 2009        $5.973       $7.706         0
                                                                 2010        $7.706       $9.559         0
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.276         0
                                                                 2005       $10.276      $10.541         0
                                                                 2006       $10.541      $10.509         0
                                                                 2007       $10.509      $10.623         0
                                                                 2008       $10.623      $10.116         0
                                                                 2009       $10.116      $11.410         0
                                                                 2010       $11.410      $12.077         0

                              144     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.858           0
                                                             2005        $9.858       $9.883           0
                                                             2006        $9.883      $10.087           0
                                                             2007       $10.087      $10.318           0
                                                             2008       $10.318      $10.292           0
                                                             2009       $10.292      $10.052           0
                                                             2010       $10.052       $9.810           0
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.489           0
                                                             2005       $10.489      $10.446           0
                                                             2006       $10.446      $10.263           0
                                                             2007       $10.263      $11.079           0
                                                             2008       $11.079      $10.047           0
                                                             2009       $10.047      $11.603           0
                                                             2010       $11.603      $12.237           0
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.178           0
                                                             2005       $10.178      $10.172           0
                                                             2006       $10.172      $10.306           0
                                                             2007       $10.306      $10.934           0
                                                             2008       $10.934      $11.180       1,432
                                                             2009       $11.180      $12.441         675
                                                             2010       $12.441      $13.121         674
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.724           0
                                                             2005       $10.724      $10.749           0
                                                             2006       $10.749      $11.618           0
                                                             2007       $11.618      $10.829           0
                                                             2008       $10.829       $7.270           0
                                                             2009        $7.270       $6.989           0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.115           0
                                                             2005       $11.115      $10.352           0
                                                             2006       $10.352      $11.248           0
                                                             2007       $11.248      $11.665           0
                                                             2008       $11.665      $10.534           0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.491           0
                                                             2005       $10.491      $11.638           0
                                                             2006       $11.638      $12.647           0
                                                             2007       $12.647      $15.141           0
                                                             2008       $15.141       $8.753           0
                                                             2009        $8.753      $10.869           0
                                                             2010       $10.869      $11.791           0

                              145     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.383           0
                                                        2005       $10.383      $10.701           0
                                                        2006       $10.701      $11.413           0
                                                        2007       $11.413      $12.523           0
                                                        2008       $12.523       $7.005           0
                                                        2009        $7.005       $9.690           0
                                                        2010        $9.690      $10.965           0
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $10.993           0
                                                        2005       $10.993      $11.121           0
                                                        2006       $11.121      $12.873           0
                                                        2007       $12.873      $12.936           0
                                                        2008       $12.936       $8.042       1,333
                                                        2009        $8.042       $9.826           0
                                                        2010        $9.826      $10.999           0
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.278           0
                                                        2005       $10.278      $11.579           0
                                                        2006       $11.579      $11.726           0
                                                        2007       $11.726      $13.915           0
                                                        2008       $13.915       $6.875           0
                                                        2009        $6.875      $11.076           0
                                                        2010       $11.076      $13.248           0
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.722           0
                                                        2005       $12.722      $14.491           0
                                                        2006       $14.491      $19.462           0
                                                        2007       $19.462      $15.704           0
                                                        2008       $15.704       $9.488           0
                                                        2009        $9.488      $11.893           0
                                                        2010       $11.893      $15.028           0
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $11.983           0
                                                        2005       $11.983      $15.431           0
                                                        2006       $15.431      $20.999           0
                                                        2007       $20.999      $28.186           0
                                                        2008       $28.186       $9.683           0
                                                        2009        $9.683      $20.137           0
                                                        2010       $20.137      $24.917           0

                              146     PROSPECTUS

     CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION PLUS
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                          MORTALITY & EXPENSE = 2.35

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.329         0
                                                                        2005       $12.329      $18.243         0
                                                                        2006       $18.243      $22.156         0
                                                                        2007       $22.156      $31.412         0
                                                                        2008       $31.412      $16.508         0
                                                                        2009       $16.508      $25.368         0
                                                                        2010       $25.368      $31.982         0
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.817         0
                                                                        2005        $9.817       $9.596         0
                                                                        2006        $9.596      $10.172         0
                                                                        2007       $10.172      $10.324         0
                                                                        2008       $10.324       $8.752         0
                                                                        2009        $8.752       $9.721         0
                                                                        2010        $9.721       $9.955         0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.35% and an administrative expense charge of 0.10%.

                              147     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.177        2,386
                                                           2005       $10.177      $11.409       39,056
                                                           2006       $11.409      $13.328        4,489
                                                           2007       $13.328      $17.432       18,890
                                                           2008       $17.432       $9.369       12,250
                                                           2009        $9.369      $13.864        8,797
                                                           2010       $13.864      $15.470        4,945
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.061       13,364
                                                           2005       $10.061      $11.038       13,863
                                                           2006       $11.038      $11.371       10,863
                                                           2007       $11.371      $13.357       10,486
                                                           2008       $13.357       $7.044       20,165
                                                           2009        $7.044      $10.186       15,504
                                                           2010       $10.186      $11.294       14,306
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.584       27,739
                                                           2005       $10.584      $11.385       54,020
                                                           2006       $11.385      $12.286        5,659
                                                           2007       $12.286      $15.837       32,351
                                                           2008       $15.837       $6.458       30,915
                                                           2009        $6.458       $9.596       15,709
                                                           2010        $9.596      $11.203       14,156
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.174       20,705
                                                           2005       $10.174      $10.369       26,325
                                                           2006       $10.369      $10.910       19,985
                                                           2007       $10.910      $12.338       10,303
                                                           2008       $12.338       $8.614       15,530
                                                           2009        $8.614      $10.891       13,118
                                                           2010       $10.891      $12.189        8,427
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.342       45,341
                                                           2005       $11.342      $12.993      144,919
                                                           2006       $12.993      $14.218       32,667
                                                           2007       $14.218      $16.377       80,603
                                                           2008       $16.377       $9.216      102,855
                                                           2009        $9.216      $12.260       81,493
                                                           2010       $12.260      $14.077       53,895
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.795       46,651
                                                           2005       $10.795      $11.192       93,792
                                                           2006       $11.192      $13.182       19,478
                                                           2007       $13.182      $13.108       98,411
                                                           2008       $13.108       $7.361      102,049
                                                           2009        $7.361       $9.388       75,431
                                                           2010        $9.388      $10.595       78,583

                              148     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.768       28,770
                                                                   2005        $9.768      $10.120       55,605
                                                                   2006       $10.120      $10.592       11,849
                                                                   2007       $10.592      $13.173       75,363
                                                                   2008       $13.173       $6.816       71,379
                                                                   2009        $6.816       $8.565       57,607
                                                                   2010        $8.565      $10.418       58,821
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.624      125,438
                                                                   2005       $10.624      $10.908      263,983
                                                                   2006       $10.908      $12.366       43,696
                                                                   2007       $12.366      $12.772      211,816
                                                                   2008       $12.772       $7.881      225,131
                                                                   2009        $7.881       $9.775      188,699
                                                                   2010        $9.775      $11.013      186,215
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.173       48,708
                                                                   2005       $10.173      $10.180      101,437
                                                                   2006       $10.180      $10.410       31,813
                                                                   2007       $10.410      $10.639       90,643
                                                                   2008       $10.639      $10.086      138,607
                                                                   2009       $10.086      $11.437      109,299
                                                                   2010       $11.437      $12.079       73,245
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.924      168,709
                                                                   2005        $9.924      $10.016      228,196
                                                                   2006       $10.016      $10.291       33,135
                                                                   2007       $10.291      $10.606      258,815
                                                                   2008       $10.606      $10.703      280,115
                                                                   2009       $10.703      $10.560      204,879
                                                                   2010       $10.560      $10.378      115,332
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.886       28,247
                                                                   2005       $10.886      $12.698       49,873
                                                                   2006       $12.698      $14.687       16,491
                                                                   2007       $14.687      $16.880       84,356
                                                                   2008       $16.880       $9.289       71,734
                                                                   2009        $9.289      $11.514       59,741
                                                                   2010       $11.514      $12.757       48,418

                              149     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.701      11,482
                                                              2005       $10.701      $11.079      24,729
                                                              2006       $11.079      $12.288       8,519
                                                              2007       $12.288      $12.230      26,372
                                                              2008       $12.230       $5.776      28,022
                                                              2009        $5.776       $8.380      17,395
                                                              2010        $8.380       $8.801      15,645
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.260      15,284
                                                              2005       $10.260      $10.940      18,497
                                                              2006       $10.940      $11.395       4,420
                                                              2007       $11.395      $12.501       9,752
                                                              2008       $12.501       $7.043      14,356
                                                              2009        $7.043       $8.349      12,418
                                                              2010        $8.349       $9.446       6,468
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.767       3,608
                                                              2007       $10.767      $11.405      16,749
                                                              2008       $11.405       $7.804      23,452
                                                              2009        $7.804       $9.807      16,715
                                                              2010        $9.807      $10.522      14,055
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.943       2,665
                                                              2005       $10.943      $11.528       3,174
                                                              2006       $11.528      $12.564      10,458
                                                              2007       $12.564      $13.482      12,802
                                                              2008       $13.482       $9.442      35,385
                                                              2009        $9.442      $12.040      23,028
                                                              2010       $12.040      $13.453      21,748
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.145      28,946
                                                              2005       $10.145      $10.289      43,426
                                                              2006       $10.289      $10.419       5,556
                                                              2007       $10.419      $10.948      21,802
                                                              2008       $10.948      $10.914      24,600
                                                              2009       $10.914      $10.809      15,906
                                                              2010       $10.809      $11.133      41,188

                              150     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.037      16,781
                                                                       2005       $11.037      $11.892      31,692
                                                                       2006       $11.892      $13.544      12,839
                                                                       2007       $13.544      $13.635      34,015
                                                                       2008       $13.635       $9.076      41,700
                                                                       2009        $9.076      $11.062      31,070
                                                                       2010       $11.062      $12.187      27,922
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $11.066       1,962
                                                                       2005       $11.066      $12.075       3,009
                                                                       2006       $12.075      $12.441       3,261
                                                                       2007       $12.441      $14.367      10,156
                                                                       2008       $14.367       $7.500       5,141
                                                                       2009        $7.500      $11.517      10,158
                                                                       2010       $11.517      $14.395       7,082
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $6.916       7,352
                                                                       2009        $6.916      $12.163       7,507
                                                                       2010       $12.163      $14.932       5,973
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.256      11,610
                                                                       2005       $11.256      $12.159      21,644
                                                                       2006       $12.159      $13.740      10,246
                                                                       2007       $13.740      $14.459      34,280
                                                                       2008       $14.459      $10.238      42,657
                                                                       2009       $10.238      $13.363      30,080
                                                                       2010       $13.363      $15.139      24,624
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.940       3,239
                                                                       2006       $10.940      $13.093       2,462
                                                                       2007       $13.093      $12.071      12,418
                                                                       2008       $12.071       $7.596      19,904
                                                                       2009        $7.596       $7.188           0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.581      10,013
                                                                       2005       $10.581      $11.187      17,505
                                                                       2006       $11.187      $12.130       1,999
                                                                       2007       $12.130      $13.136      14,877
                                                                       2008       $13.136      $10.828      22,471
                                                                       2009       $10.828      $13.353      19,202
                                                                       2010       $13.353      $14.178      20,105

                              151     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.270      27,022
                                                                         2005       $11.270      $11.758       6,336
                                                                         2006       $11.758      $13.632       2,516
                                                                         2007       $13.632      $15.829       6,797
                                                                         2008       $15.829      $14.875           0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.443       1,269
                                                                         2005       $11.443      $12.649      11,195
                                                                         2006       $12.649      $13.554       2,354
                                                                         2007       $13.554      $18.185      13,531
                                                                         2008       $18.185       $9.944      14,716
                                                                         2009        $9.944      $14.259      12,938
                                                                         2010       $14.259      $14.910      10,052
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                         2004       $10.000      $11.292       4,773
                                                                         2005       $11.292      $12.299      28,781
                                                                         2006       $12.299      $13.379         901
                                                                         2007       $13.379      $13.943      13,792
                                                                         2008       $13.943       $8.729      10,922
                                                                         2009        $8.729      $10.506       5,256
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                         2007       $10.000       $9.479         553
                                                                         2008        $9.479       $5.904       8,461
                                                                         2009        $5.904       $7.499       6,476
                                                                         2010        $7.499       $8.587       6,522
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                         2007       $10.000       $9.718      10,050
                                                                         2008        $9.718       $6.144       8,585
                                                                         2009        $6.144       $7.511       4,311
                                                                         2010        $7.511       $8.074       3,403
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO--
 CLASS II SHARES
                                                                         2004       $10.000      $10.286      17,645
                                                                         2005       $10.826      $11.008      46,676
                                                                         2006       $11.008      $11.929      15,302
                                                                         2007       $11.929      $11.675      47,449
                                                                         2008       $11.675       $7.924      53,932
                                                                         2009        $7.924      $12.049      33,607
                                                                         2010       $12.049      $13.571      22,444

                              152     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.608      23,363
                                                      2005       $10.608      $10.631      20,622
                                                      2006       $10.631      $11.483       6,286
                                                      2007       $11.483      $11.449      23,290
                                                      2008       $11.449       $8.020      27,280
                                                      2009        $8.020      $11.438      18,164
                                                      2010       $11.438      $12.849      12,581
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.428       1,297
                                                      2005       $10.428      $10.673      14,429
                                                      2006       $10.673      $11.248       7,739
                                                      2007       $11.248      $12.262      18,306
                                                      2008       $12.262       $7.588      22,364
                                                      2009        $7.588      $10.365      18,949
                                                      2010       $10.365      $11.415      15,205
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.765       1,311
                                                      2005       $10.765      $11.314       5,472
                                                      2006       $11.314      $12.521       1,693
                                                      2007       $12.521      $13.528       3,450
                                                      2008       $13.528       $8.867       5,345
                                                      2009        $8.867      $11.020       3,217
                                                      2010       $11.020      $11.999       1,719
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.903       6,659
                                                      2005        $9.903      $10.215       7,704
                                                      2006       $10.215      $11.329       2,187
                                                      2007       $11.329      $11.374      10,252
                                                      2008       $11.374       $6.755      10,509
                                                      2009        $6.755      $10.807      13,125
                                                      2010       $10.807      $14.427       9,230
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.739      19,818
                                                      2005       $10.739      $10.820      51,781
                                                      2006       $10.820      $11.861      18,099
                                                      2007       $11.861      $12.104      20,247
                                                      2008       $12.104       $9.233      26,900
                                                      2009        $9.233      $10.674      20,112
                                                      2010       $10.674      $11.492      13,332

                              153     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.128        3,382
                                                                 2005       $11.128      $11.635        5,222
                                                                 2006       $11.635      $13.770        2,124
                                                                 2007       $13.770      $14.547        8,826
                                                                 2008       $14.547       $9.608        4,507
                                                                 2009        $9.608      $11.553        3,502
                                                                 2010       $11.553      $12.618        2,399
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.343       62,080
                                                                 2005       $11.343      $12.706       86,497
                                                                 2006       $12.706      $14.644       10,134
                                                                 2007       $14.644      $15.254      111,096
                                                                 2008       $15.254       $8.938       64,672
                                                                 2009        $8.938      $12.231       44,368
                                                                 2010       $12.231      $13.897       41,921
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.277       35,420
                                                                 2005       $11.277      $12.150       81,846
                                                                 2006       $12.150      $13.681       11,584
                                                                 2007       $13.681      $13.246       44,402
                                                                 2008       $13.246       $8.064       43,930
                                                                 2009        $8.064      $10.840       31,176
                                                                 2010       $10.840      $13.099       26,227
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.687        7,856
                                                                 2006       $11.687      $11.787        7,348
                                                                 2007       $11.787      $12.272        5,022
                                                                 2008       $12.272       $6.120        7,593
                                                                 2009        $6.120       $7.949        8,703
                                                                 2010        $7.949       $9.927        6,348
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.339        9,772
                                                                 2005       $10.339      $10.676       47,366
                                                                 2006       $10.676      $10.714        8,948
                                                                 2007       $10.714      $10.902       33,647
                                                                 2008       $10.902      $10.451       27,562
                                                                 2009       $10.451      $11.867       25,316
                                                                 2010       $11.867      $12.644       20,331

                              154     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000       $9.918      158,641
                                                             2005        $9.918      $10.009      150,481
                                                             2006       $10.009      $10.283       27,607
                                                             2007       $10.283      $10.590       32,822
                                                             2008       $10.590      $10.634       91,586
                                                             2009       $10.634      $10.454       70,508
                                                             2010       $10.454      $10.271       58,599
-----------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.552       42,470
                                                             2005       $10.552      $10.579      122,346
                                                             2006       $10.579      $10.462       16,994
                                                             2007       $10.462      $11.371       42,156
                                                             2008       $11.371      $10.380       41,393
                                                             2009       $10.380      $12.068       32,397
                                                             2010       $12.068      $12.812       32,722
-----------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                             2004       $10.000      $10.240       58,540
                                                             2005       $10.240      $10.302       76,949
                                                             2006       $10.302      $10.507       28,759
                                                             2007       $10.507      $11.221       79,939
                                                             2008       $11.221      $11.550      109,474
                                                             2009       $11.550      $12.939       93,450
                                                             2010       $12.939      $13.737       84,488
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                             2004       $10.000      $10.772        5,494
                                                             2005       $10.772      $10.868        6,958
                                                             2006       $10.868      $11.826          560
                                                             2007       $11.826      $11.096        7,098
                                                             2008       $11.096       $7.499        9,792
                                                             2009        $7.499       $7.225            0
-----------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                             2004       $10.000      $11.182       31,488
                                                             2005       $11.182      $10.484       23,563
                                                             2006       $10.484      $11.467        6,181
                                                             2007       $11.467      $11.971       12,010
                                                             2008       $11.971      $10.815            0
-----------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM
 FORMERLY, RYDEX VT ALL-CAP OPPORTUNITY
                                                             2004       $10.000      $10.555          418
                                                             2005       $10.555      $11.787        4,603
                                                             2006       $11.787      $12.893        5,562
                                                             2007       $12.893      $15.539        6,080
                                                             2008       $15.539       $9.043       13,735
                                                             2009        $9.043      $11.304       13,289
                                                             2010       $11.304      $12.345       12,260

                              155     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.446        6,370
                                                        2005       $10.446      $10.837       57,136
                                                        2006       $10.837      $11.636       16,451
                                                        2007       $11.636      $12.852       54,684
                                                        2008       $12.852       $7.238       68,814
                                                        2009        $7.238      $10.078       50,583
                                                        2010       $10.078      $11.480       35,122
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $11.060       57,291
                                                        2005       $11.060      $11.263      110,586
                                                        2006       $11.263      $13.123       28,044
                                                        2007       $13.123      $13.276       72,693
                                                        2008       $13.276       $8.309       93,184
                                                        2009        $8.309      $10.220       63,978
                                                        2010       $10.220      $11.515       56,769
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.340        2,987
                                                        2005       $10.340      $11.726        7,296
                                                        2006       $11.726      $11.954        1,579
                                                        2007       $11.954      $14.281        1,834
                                                        2008       $14.281       $7.103        3,770
                                                        2009        $7.103      $11.520        5,504
                                                        2010       $11.520      $13.870        4,539
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.799       40,344
                                                        2005       $12.799      $14.675       59,925
                                                        2006       $14.675      $19.841       23,273
                                                        2007       $19.841      $16.117       49,639
                                                        2008       $16.117       $9.803       52,161
                                                        2009        $9.803      $12.369       39,348
                                                        2010       $12.369      $15.734       29,572
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $12.055        2,104
                                                        2005       $12.055      $15.627       18,780
                                                        2006       $15.627      $21.408        5,890
                                                        2007       $21.408      $28.927       22,998
                                                        2008       $28.927      $10.004       15,749
                                                        2009       $10.004      $20.943       10,954
                                                        2010       $20.943      $26.087        7,376

                              156     PROSPECTUS

       CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION
                         SELECT CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                      LOW

                           MORTALITY & EXPENSE = 1.7

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.403       6,528
                                                                        2005       $12.403      $18.475      31,637
                                                                        2006       $18.475      $22.587      59,022
                                                                        2007       $22.587      $32.238      35,164
                                                                        2008       $32.238      $17.055      36,260
                                                                        2009       $17.055      $26.383      36,520
                                                                        2010       $26.383      $33.484      30,164
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.876       1,961
                                                                        2005        $9.876       $9.719       2,232
                                                                        2006        $9.719      $10.370       8,505
                                                                        2007       $10.370      $10.595       5,710
                                                                        2008       $10.595       $9.042       3,607
                                                                        2009        $9.042      $10.110       2,562
                                                                        2010       $10.110      $10.422       2,634

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70% and an administrative expense charge of 0.10%.

                              157     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.092         0
                                                           2005       $10.092      $11.210         0
                                                           2006       $11.210      $12.977         0
                                                           2007       $12.977      $16.815         0
                                                           2008       $16.815       $8.955         0
                                                           2009        $8.955      $13.130         0
                                                           2010       $13.130      $14.517         0
---------------------------------------------------------------------------------------------------------
ALGER LARGE CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000       $9.977         0
                                                           2005        $9.977      $10.846         0
                                                           2006       $10.846      $11.071         0
                                                           2007       $11.071      $12.885         0
                                                           2008       $12.885       $6.733         0
                                                           2009        $6.733       $9.646         0
                                                           2010        $9.646      $10.597         0
---------------------------------------------------------------------------------------------------------
ALGER MID CAP GROWTH PORTFOLIO--CLASS S
                                                           2004       $10.000      $10.495         0
                                                           2005       $10.495      $11.187         0
                                                           2006       $11.187      $11.962         0
                                                           2007       $11.962      $15.277         0
                                                           2008       $15.277       $6.172         0
                                                           2009        $6.172       $9.087         0
                                                           2010        $9.087      $10.512         0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.089         0
                                                           2005       $10.089      $10.189         0
                                                           2006       $10.189      $10.622         0
                                                           2007       $10.622      $11.902         0
                                                           2008       $11.902       $8.233         0
                                                           2009        $8.233      $10.314         0
                                                           2010       $10.314      $11.438         0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $11.247         0
                                                           2005       $11.247      $12.767         0
                                                           2006       $12.767      $13.843         0
                                                           2007       $13.843      $15.798         0
                                                           2008       $15.798       $8.809         0
                                                           2009        $8.809      $11.611         0
                                                           2010       $11.611      $13.210         0
---------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
                                                           2004       $10.000      $10.705         0
                                                           2005       $10.705      $10.997         0
                                                           2006       $10.997      $12.834         0
                                                           2007       $12.834      $12.644         0
                                                           2008       $12.644       $7.035         0
                                                           2009        $7.035       $8.891         0
                                                           2010        $8.891       $9.942         0

                              158     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.686         0
                                                                   2005        $9.686       $9.944         0
                                                                   2006        $9.944      $10.313         0
                                                                   2007       $10.313      $12.707         0
                                                                   2008       $12.707       $6.514         0
                                                                   2009        $6.514       $8.111         0
                                                                   2010        $8.111       $9.776         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.535         0
                                                                   2005       $10.535      $10.719         0
                                                                   2006       $10.719      $12.040         0
                                                                   2007       $12.040      $12.320         0
                                                                   2008       $12.320       $7.533         0
                                                                   2009        $7.533       $9.257         0
                                                                   2010        $9.257      $10.334         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.088         0
                                                                   2005       $10.088      $10.002         0
                                                                   2006       $10.002      $10.136         0
                                                                   2007       $10.136      $10.263         0
                                                                   2008       $10.263       $9.641         0
                                                                   2009        $9.641      $10.831         0
                                                                   2010       $10.831      $11.334         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000       $9.841         0
                                                                   2005        $9.841       $9.842         0
                                                                   2006        $9.842      $10.020         0
                                                                   2007       $10.020      $10.231         0
                                                                   2008       $10.231      $10.230         0
                                                                   2009       $10.230      $10.001         0
                                                                   2010       $10.001       $9.738         0
-----------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS 2
                                                                   2004       $10.000      $10.795         0
                                                                   2005       $10.795      $12.477         0
                                                                   2006       $12.477      $14.299         0
                                                                   2007       $14.299      $16.284         0
                                                                   2008       $16.284       $8.878         0
                                                                   2009        $8.878      $10.904         0
                                                                   2010       $10.904      $11.971         0

                              159     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2004       $10.000      $10.611         0
                                                              2005       $10.611      $10.886         0
                                                              2006       $10.886      $11.964         0
                                                              2007       $11.964      $11.798         0
                                                              2008       $11.798       $5.521         0
                                                              2009        $5.521       $7.936         0
                                                              2010        $7.936       $8.258         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2004       $10.000      $10.175         0
                                                              2005       $10.175      $10.750         0
                                                              2006       $10.750      $11.094         0
                                                              2007       $11.094      $12.059         0
                                                              2008       $12.059       $6.732         0
                                                              2009        $6.732       $7.907         0
                                                              2010        $7.907       $8.864         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2006       $10.000      $10.700         0
                                                              2007       $10.700      $11.230         0
                                                              2008       $11.230       $7.613         0
                                                              2009        $7.613       $9.481         0
                                                              2010        $9.481      $10.078         0
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.852         0
                                                              2005       $10.852      $11.327         0
                                                              2006       $11.327      $12.233         0
                                                              2007       $12.233      $13.005         0
                                                              2008       $13.005       $9.025         0
                                                              2009        $9.025      $11.403         0
                                                              2010       $11.403      $12.624         0
------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GOVERNMENT FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GOVERNMENT PORTFOLIO, CLASS II
                                                              2004       $10.000      $10.061         0
                                                              2005       $10.061      $10.110         0
                                                              2006       $10.110      $10.144         0
                                                              2007       $10.144      $10.561         0
                                                              2008       $10.561      $10.431         0
                                                              2009       $10.431      $10.237         0
                                                              2010       $10.237      $10.447         0

                              160     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.945         0
                                                                       2005       $10.945      $11.685         0
                                                                       2006       $11.685      $13.187         0
                                                                       2007       $13.187      $13.153         0
                                                                       2008       $13.153       $8.675         0
                                                                       2009        $8.675      $10.476         0
                                                                       2010       $10.476      $11.436         0
---------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                       2004       $10.000      $10.973         0
                                                                       2005       $10.973      $11.864         0
                                                                       2006       $11.864      $12.113         0
                                                                       2007       $12.113      $13.859         0
                                                                       2008       $13.859       $7.169         0
                                                                       2009        $7.169      $10.907         0
                                                                       2010       $10.907      $13.507         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS PORTFOLIO--SERVICE SHARES
                                                                       2008       $10.000       $6.611         0
                                                                       2009        $6.611      $11.518         0
                                                                       2010       $11.518      $14.012         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $11.162         0
                                                                       2005       $11.162      $11.948         0
                                                                       2006       $11.948      $13.378         0
                                                                       2007       $13.378      $13.948         0
                                                                       2008       $13.948       $9.785         0
                                                                       2009        $9.785      $12.655         0
                                                                       2010       $12.655      $14.206         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO--SERVICE SHARES
                                                                       2005       $10.000      $10.873         0
                                                                       2006       $10.873      $12.894         0
                                                                       2007       $12.894      $11.777         0
                                                                       2008       $11.777       $7.343         0
                                                                       2009        $7.343       $6.927         0
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO--SERVICE SHARES
                                                                       2004       $10.000      $10.493         0
                                                                       2005       $10.493      $10.992         0
                                                                       2006       $10.992      $11.810         0
                                                                       2007       $11.810      $12.672         0
                                                                       2008       $12.672      $10.349         0
                                                                       2009       $10.349      $12.646         0
                                                                       2010       $12.646      $13.304         0

                              161     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.176         0
                                                                         2005       $11.176      $11.553         0
                                                                         2006       $11.553      $13.273         0
                                                                         2007       $13.273      $15.270         0
                                                                         2008       $15.270      $14.306         0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES FORTY PORTFOLIO--SERVICE SHARES
                                                                         2004       $10.000      $11.348         0
                                                                         2005       $11.348      $12.429         0
                                                                         2006       $12.429      $13.197         0
                                                                         2007       $13.197      $17.542         0
                                                                         2008       $17.542       $9.505         0
                                                                         2009        $9.505      $13.504         0
                                                                         2010       $13.504      $13.991         0
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES INTECH RISK-MANAGED CORE PORTFOLIO--SERVICE
 SHARES
                                                                         2004       $10.000      $11.198         0
                                                                         2005       $11.198      $12.085         0
                                                                         2006       $12.085      $13.026         0
                                                                         2007       $13.026      $13.450         0
                                                                         2008       $13.450       $8.343         0
                                                                         2009        $8.343       $9.949         0
                                                                         2010        $9.949      $10.633         0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE
 PORTFOLIO--CLASS I SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL VALUE
 PORTFOLIO--CLASS I
                                                                         2007       $10.000       $9.420         0
                                                                         2008        $9.420       $5.813         0
                                                                         2009        $5.813       $7.316         0
                                                                         2010        $7.316       $8.301         0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO--CLASS I
 SHARES
 FORMERLY, LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO--
 CLASS I
                                                                         2007       $10.000       $9.658         0
                                                                         2008        $9.658       $6.049         0
                                                                         2009        $6.049       $7.328         0
                                                                         2010        $7.328       $7.805         0
-----------------------------------------------------------------------------------------------------------------------
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO--
 CLASS II SHARES
                                                                         2004       $10.000      $10.735         0
                                                                         2005       $10.735      $10.817         0
                                                                         2006       $10.817      $11.614         0
                                                                         2007       $11.614      $11.262         0
                                                                         2008       $11.262       $7.573         0
                                                                         2009        $7.573      $11.411         0
                                                                         2010       $11.411      $12.735         0

                              162     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.519         0
                                                      2005       $10.519      $10.446         0
                                                      2006       $10.446      $11.180         0
                                                      2007       $11.180      $11.044         0
                                                      2008       $11.044       $7.666         0
                                                      2009        $7.666      $10.832         0
                                                      2010       $10.832      $12.057         0
----------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.341         0
                                                      2005       $10.341      $10.488         0
                                                      2006       $10.488      $10.951         0
                                                      2007       $11.964      $11.798         0
                                                      2008       $11.798       $7.252         0
                                                      2009        $7.252       $9.815         0
                                                      2010        $9.815      $10.711         0
----------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.675         0
                                                      2005       $10.675      $11.117         0
                                                      2006       $11.117      $12.191         0
                                                      2007       $10.951      $11.828         0
                                                      2008       $11.828       $8.475         0
                                                      2009        $8.475      $10.436         0
                                                      2010       $10.436      $11.259         0
----------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES--SERVICE CLASS
                                                      2004       $10.000       $9.821         0
                                                      2005        $9.821      $10.037         0
                                                      2006       $10.037      $11.030         0
                                                      2007       $11.030      $10.972         0
                                                      2008       $10.972       $6.456         0
                                                      2009        $6.456      $10.234         0
                                                      2010       $10.234      $13.538         0
----------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES--SERVICE CLASS
                                                      2004       $10.000      $10.649         0
                                                      2005       $10.649      $10.631         0
                                                      2006       $10.631      $11.548         0
                                                      2007       $11.548      $11.676         0
                                                      2008       $11.676       $8.825         0
                                                      2009        $8.825      $10.109         0
                                                      2010       $10.109      $10.783         0

                              163     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES--SERVICE CLASS
                                                                 2004       $10.000      $11.036         0
                                                                 2005       $11.036      $11.433         0
                                                                 2006       $11.433      $13.407         0
                                                                 2007       $13.407      $14.033         0
                                                                 2008       $14.033       $9.183         0
                                                                 2009        $9.183      $10.941         0
                                                                 2010       $10.941      $11.840         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.249         0
                                                                 2005       $11.249      $12.485         0
                                                                 2006       $12.485      $14.258         0
                                                                 2007       $14.258      $14.715         0
                                                                 2008       $14.715       $8.542         0
                                                                 2009        $8.542      $11.583         0
                                                                 2010       $11.583      $13.040         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2004       $10.000      $11.183         0
                                                                 2005       $11.183      $11.939         0
                                                                 2006       $11.939      $13.320         0
                                                                 2007       $13.320      $12.778         0
                                                                 2008       $12.778       $7.708         0
                                                                 2009        $7.708      $10.265         0
                                                                 2010       $10.265      $12.291         0
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2005       $10.000      $11.615         0
                                                                 2006       $11.615      $11.607         0
                                                                 2007       $11.607      $11.974         0
                                                                 2008       $11.974       $5.917         0
                                                                 2009        $5.917       $7.614         0
                                                                 2010        $7.614       $9.421         0
---------------------------------------------------------------------------------------------------------------
PIMCO VIT FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)--
 ADMINISTRATIVE SHARES
                                                                 2004       $10.000      $10.252         0
                                                                 2005       $10.252      $10.490         0
                                                                 2006       $10.490      $10.431         0
                                                                 2007       $10.431      $10.517         0
                                                                 2008       $10.517       $9.989         0
                                                                 2009        $9.989      $11.239         0
                                                                 2010       $11.239      $11.865         0

                              164     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
PIMCO VIT MONEY MARKET PORTFOLIO--ADMINISTRATIVE SHARES
                                                                    2004       $10.000       $9.835         0
                                                                    2005        $9.835       $9.835         0
                                                                    2006        $9.835      $10.012         0
                                                                    2007       $10.012      $10.215         0
                                                                    2008       $10.215      $10.164         0
                                                                    2009       $10.164       $9.900         0
                                                                    2010        $9.900       $9.638         0
------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                                    2004       $10.000      $10.464         0
                                                                    2005       $10.464      $10.395         0
                                                                    2006       $10.395      $10.186         0
                                                                    2007       $10.186      $10.969         0
                                                                    2008       $10.969       $9.921         0
                                                                    2009        $9.921      $11.429         0
                                                                    2010       $11.429      $12.022         0
------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADMINISTRATIVE SHARES
                                                                    2004       $10.000      $10.155         0
                                                                    2005       $10.155      $10.122         0
                                                                    2006       $10.122      $10.230         0
                                                                    2007       $10.230      $10.824         0
                                                                    2008       $10.824      $11.040         0
                                                                    2009       $11.040      $12.254         0
                                                                    2010       $12.254      $12.890         0
------------------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP BALANCED PORTFOLIO
                                                                    2004       $10.000      $10.706         0
                                                                    2005       $10.706      $10.703         0
                                                                    2006       $10.703      $11.539         0
                                                                    2007       $11.539      $10.728         0
                                                                    2008       $10.728       $7.183         0
                                                                    2009        $7.183       $6.901         0
------------------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP RENAISSANCE PORTFOLIO
                                                                    2004       $10.000      $11.089         0
                                                                    2005       $11.089      $10.302         0
                                                                    2006       $10.302      $11.164         0
                                                                    2007       $11.164      $11.548         0
                                                                    2008       $11.548      $10.428         0
------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT US LONG SHORT MOMENTUM FORMERLY, RYDEX VT ALL-CAP
 OPPORTUNITY
                                                                    2004       $10.000      $10.467         0
                                                                    2005       $10.467      $11.582         0
                                                                    2006       $11.582      $12.553         0
                                                                    2007       $12.553      $14.990         0
                                                                    2008       $14.990       $8.643         0
                                                                    2009        $8.643      $10.705         0
                                                                    2010       $10.705      $11.584         0

                              165     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO--II
                                                        2004       $10.000      $10.359         0
                                                        2005       $10.359      $10.649         0
                                                        2006       $10.649      $11.329         0
                                                        2007       $11.329      $12.398         0
                                                        2008       $12.398       $6.918         0
                                                        2009        $6.918       $9.544         0
                                                        2010        $9.544      $10.772         0
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO--II
                                                        2004       $10.000      $10.968         0
                                                        2005       $10.968      $11.067         0
                                                        2006       $11.067      $12.777         0
                                                        2007       $12.777      $12.807         0
                                                        2008       $12.807       $7.942         0
                                                        2009        $7.942       $9.678         0
                                                        2010        $9.678      $10.805         0
------------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                        2004       $10.000      $10.254         0
                                                        2005       $10.254      $11.522         0
                                                        2006       $11.522      $11.639         0
                                                        2007       $11.639      $13.776         0
                                                        2008       $13.776       $6.789         0
                                                        2009        $6.789      $10.909         0
                                                        2010       $10.909      $13.015         0
------------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                        2004       $10.000      $12.693         0
                                                        2005       $12.693      $14.420         0
                                                        2006       $14.420      $19.318         0
                                                        2007       $19.318      $15.547         0
                                                        2008       $15.547       $9.370         0
                                                        2009        $9.370      $11.714         0
                                                        2010       $11.714      $14.764         0
------------------------------------------------------------------------------------------------------
VAN ECK VIP EMERGING MARKETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE EMERGING MARKETS FUND
                                                        2004       $10.000      $11.955         0
                                                        2005       $11.955      $15.355         0
                                                        2006       $15.355      $20.843         0
                                                        2007       $20.843      $27.905         0
                                                        2008       $27.905       $9.562         0
                                                        2009        $9.562      $19.834         0
                                                        2010       $19.834      $24.479         0

                              166     PROSPECTUS

    CONSULTANT SOLUTIONS VARIABLE ANNUITIES: LBL CONSULTANT SOLUTION SELECT
                             CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                     HIGH

                           MORTALITY & EXPENSE = 2.6

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS FUND--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE HARD ASSETS FUND
                                                                        2004       $10.000      $12.300         0
                                                                        2005       $12.300      $18.154         0
                                                                        2006       $18.154      $21.992         0
                                                                        2007       $21.992      $31.099         0
                                                                        2008       $31.099      $16.301         0
                                                                        2009       $16.301      $24.986         0
                                                                        2010       $24.986      $31.420         0
----------------------------------------------------------------------------------------------------------------------
VAN ECK VIP MULTI-MANAGER ALTERNATIVE--INITIAL CLASS
 FORMERLY, VAN ECK WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND-CLS I
                                                                        2004       $10.000       $9.794         0
                                                                        2005        $9.794       $9.549         0
                                                                        2006        $9.549      $10.097         0
                                                                        2007       $10.097      $10.221         0
                                                                        2008       $10.221       $8.642         0
                                                                        2009        $8.642       $9.575         0
                                                                        2010        $9.575       $9.780         0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.60% and an administrative expense charge of 0.10%.

                              167     PROSPECTUS

LBL6535-4

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